Filed pursuant to Rule 497(e)
File No. 333-216928

PROSPECTUS SUPPLEMENT

To the Prospectus dated May 12, 2017

$125,000,000

BLACKROCK CAPITAL INVESTMENT CORPORATION

5.00% Convertible Notes due 2022

BlackRock Capital Investment Corporation is an externally-managed, non-diversified closed-end management investment company. We have elected to be regulated as a business development company under the Investment Company Act of 1940. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in middle-market companies in the form of senior and junior secured, unsecured and subordinated debt securities and loans, each of which may include an equity component, and by making direct preferred, common and other equity investments in such companies.

We are offering $125 million principal amount of our 5.00% Convertible Notes due 2022. The notes will bear interest at a rate of 5.00% per year, payable semiannually in arrears on June 15 and December 15 of each year, beginning on December 15, 2017. The notes will mature on June 15, 2022.

Holders may convert their notes at their option at any time prior to the close of business on the business day immediately preceding December 15, 2021 only under the following circumstances: (1) during any calendar quarter commencing after the calendar quarter ending on September 30, 2017 (and only during such calendar quarter), if the last reported sale price of the common stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price on each applicable trading day; (2) during the five business day period after any five consecutive trading day period (the “measurement period”) in which the trading price (as defined below) per $1,000 principal amount of notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price of our common stock and the conversion rate on each such trading day; (3) upon the occurrence of specified corporate events; or (4) if we have provided a notice of redemption to holders. On or after December 15, 2021 until the close of business on the scheduled trading day immediately preceding the maturity date, holders may convert their notes at any time, regardless of the foregoing circumstances. Upon conversion, we will pay or deliver, as the case may be, cash, shares of our common stock or a combination of cash and shares of our common stock, at our election, as described in this prospectus supplement.

(Terms of notes are described in further detail and other information appears on next page.)

Investing in our securities involves a high degree of risk, including the risk of the use of leverage. Before investing in our securities, please see “Risk Factors” beginning on page 12 of this prospectus supplement and “Risks” beginning on page 10 of the accompanying prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Note	Total
Public Offering Price	100%	$125,000,000
Underwriting Discount and Commissions (sales load)	2.75%	$3,437,500
Proceeds to BlackRock Capital Investment Corporation (before estimated expenses of $300,000)	97.25%	$121,562,500

The underwriters may exercise an overallotment option to purchase up to an additional $18,750,000 total aggregate principal amount of notes offered hereby, within 30 days of the date of this prospectus supplement. If this option is exercised in full, the total public offering price will be $143,750,000, the total underwriting discounts and commissions (sales load) paid by us will be $3,953,125, and total proceeds, before expenses, will be $139,796,875.

The underwriters expect to deliver the notes on or about June 13, 2017.

Joint Book-Running Managers

Morgan Stanley	BofA Merrill Lynch

BMO Capital Markets	Citigroup	Credit Suisse	Deutsche Bank Securities	HSBC

Prospectus Supplement dated June 7, 2017

(Continued from front cover.)

The conversion rate will initially be 118.2173 shares of common stock per $1,000 principal amount of notes (equivalent to an initial conversion price of approximately $8.46 per share of common stock). The conversion rate will be subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest. In addition, following certain corporate events that occur prior to the maturity date, we will increase the conversion rate for a holder who elects to convert its notes in connection with such a corporate event in certain circumstances.

We may not redeem the notes prior to December 23, 2021. On or after December 23, 2021, we may redeem the notes for cash, in whole or from time to time in part, at our option at a redemption price equal to the sum of (i) 100% of the principal amount of the notes to be redeemed, (ii) accrued and unpaid interest thereon to, but excluding, the redemption date and (iii) the make-whole premium. No sinking fund will be provided for the Notes.

If we undergo a fundamental change, holders may require us to repurchase for cash all or part of their notes at a repurchase price equal to 100% of the principal amount of the notes to be repurchased, plus accrued and unpaid interest to, but excluding, the fundamental change repurchase date.

The notes will be our senior unsecured obligations and will rank senior in right of payment to our future indebtedness that is expressly subordinated in right of payment to the notes; pari passu to our existing and future unsecured indebtedness that is not so subordinated; senior in right of payment to any of our subordinated indebtedness; and effectively subordinated to our existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness and structurally subordinated to any existing and future liabilities and other indebtedness of our subsidiaries.

We do not intend to apply to list the notes on any securities exchange or any automated dealer quotation system.

Our common stock is traded on The NASDAQ Global Select Market under the symbol “BKCC.” The last reported closing price for our common stock on June 7, 2017 was $7.69 per share. The net asset value per share of our common stock at March 31, 2017 (the last date prior to the date of this prospectus supplement on which we determined net asset value) was $8.22.

This prospectus supplement and the accompanying prospectus set forth important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the SEC. This information is available free of charge by contacting us at 40 East 52nd Street, New York, New York 10022, or by telephone at (212) 810-5800 or on our website at www.blackrockbkcc.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider information contained on our website to be part of this prospectus supplement or the accompanying prospectus. The SEC also maintains a website at www.sec.gov that contains such information free of charge.

Obligations of BlackRock Capital Investment Corporation and any subsidiary of BlackRock Capital Investment Corporation are not guaranteed by the full faith and credit of the United States of America. Neither BlackRock Capital Investment Corporation nor any subsidiary of BlackRock Capital Investment Corporation is a government-sponsored enterprise or an instrumentality of the United States of America.

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus, which we sometimes refer to collectively as the “prospectus.” We have not, and the underwriters have not, authorized anyone to provide you with additional information, or information different from that contained in this prospectus supplement and the accompanying prospectus. If anyone provides you with different or additional information, you should not rely on it. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. The information contained in or incorporated by reference in this prospectus supplement and the accompanying prospectus is accurate only as of the date of this prospectus supplement or such prospectus, respectively. Our business, financial condition, results of operations and prospects may have changed since then. This prospectus supplement supersedes the accompanying prospectus to the extent it contains information that is different from or in addition to the information in the accompanying prospectus.

PROSPECTUS SUPPLEMENT

i

PROSPECTUS

ii

PROSPECTUS SUMMARY

This section highlights some of the information in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risks” in the accompanying prospectus and the other information included in this prospectus supplement and the accompanying prospectus. Throughout this prospectus supplement and the accompanying prospectus, except where the context suggests otherwise, we refer to BlackRock Capital Investment Corporation as the “Company,” “BKCC,” “we,” “us” or “our.”

The Company

We provide middle-market companies with flexible financing solutions, including senior and junior secured, unsecured and subordinated debt securities and loans, and equity securities. Our strategy is to provide capital to meet our clients’ current and future needs across this spectrum, creating long-term partnerships with growing middle-market companies.

We were incorporated on April 13, 2005, commenced operations with private funding on July 25, 2005, and completed our initial public offering on July 2, 2007. We are an externally-managed, non-diversified, closed-end management investment company. We have elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, which we refer to as the 1940 Act. In addition, for tax purposes we intend to continue to qualify as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, which we refer to as the Code. As a BDC, we are required to comply with certain regulatory requirements. See “Regulation” in the accompanying prospectus for discussion of BDC regulation and other regulatory considerations. We are also registered as an investment adviser under the Investment Advisers Act of 1940, which we refer to as the Advisers Act.

Our investment objective is to generate both current income and capital appreciation through our debt and equity investments. We invest primarily in middle-market companies and target investments throughout the capital structure that we believe provide an attractive risk-adjusted return. The term “middle-market” refers to companies with annual revenues typically between $50 million and $1 billion. Our targeted investment typically ranges between $10 million and $50 million, although the investment sizes may be more or less than the targeted range and the size of our investments may grow with our capital availability. We generally seek to invest in companies that operate in a broad variety of industries and that generate positive cash flows.

Although most of our investments are in senior and junior secured, unsecured and subordinated loans to U.S. private and certain public middle-market companies, we invest throughout the capital structure, which may include common and preferred equity, options and warrants, credit derivatives, high-yield bonds, distressed debt and other structured securities. We may from time-to-time invest up to 30% of our assets opportunistically in other types of investments, including securities of other public companies and foreign securities.

The senior and junior secured loans in which we invest generally have stated terms of three to ten years and the subordinated debt investments we make generally have stated terms of up to ten years, but the expected average life of such senior and junior secured loans and subordinated debt is generally between three and seven years. However, we may invest in securities of any maturity or duration. The debt that we invest in typically is not initially rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service, lower than “BBB-” by Fitch Ratings or lower than “BBB-” by Standard & Poor’s). These securities, which are often referred to as “junk” or “high yield,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid. We may invest without limit in debt of any rating, as well as debt that has not been rated by any nationally recognized statistical rating organization.

During the three months ended March 31, 2017, we invested $122.3 million across 8 existing portfolio companies. This compares to investing $97.5 million across 3 new and 10 existing portfolio companies for the three months ended March 31, 2016. Sales, repayments and other exits of investment principal totaled $114.4 million during the three months ended March 31, 2017, versus $32.9 million during the three months ended March 31, 2016.

At March 31, 2017, our portfolio of 35 portfolio companies was invested 59% in senior secured loans, 17% in unsecured or subordinated debt securities, 16% in equity investments, 7% in senior secured notes and 1% in cash and cash equivalents. This compares to our portfolio of 47 companies that was invested 65% in senior secured loans, 14% in unsecured or subordinated debt securities, 11% in equity investments, 9% in senior secured notes and less than 1% in cash and cash equivalents at March 31, 2016. Our average portfolio company investment at amortized cost was approximately $27.9 million at March 31, 2017, versus $25.9 million at March 31, 2016.

The weighted average yields of the debt and income producing equity securities in our portfolio at fair value were 11.1% at March 31, 2017 and 10.8% at March 31, 2016. The weighted average yields on our senior secured loans and other debt securities at fair value were 10.5% and 12.5%, respectively, at March 31, 2017, versus 10.1% and 13.4% at March 31, 2016. The weighted average yields of the debt and income producing equity securities in our portfolio at their current cost basis were 10.7% at March 31, 2017 and 9.8% at March 31, 2016. The weighted average yields on our senior secured loans and other debt securities at their current cost basis were 10.4% and 11.5%, respectively, at March 31, 2017, versus 9.2% and 11.4% at March 31, 2016.

Our Advisor

Our investment activities are carried out by BlackRock Advisors, LLC’s (the “Advisor’s” or “BlackRock Advisors’”) internal business unit, US Private Capital Group, which is led by Michael J. Zugay, Chief Executive Officer of the Company and Chairman of US Private Capital Group’s Investment Committee (the “Investment Committee”). The Investment Committee is also comprised of Jason A. Mehring, Vice Chairman of the Investment Committee, and certain senior investment personnel of US Private Capital Group. The investment professionals of the Advisor’s US Private Capital Group, including members of the Investment Committee, have extensive experience in investing across market cycles in various types of private credit and private equity transactions. The team’s experience provides us with a competitive advantage in sourcing, investing in, and managing a portfolio of investments in middle market companies. The team also possesses a broad range of transaction, financial, managerial and investment skills that are used in the Advisor’s management activities. Previously, our investment activities were led by Steven F. Sterling, former CEO and Chairman of the Board and Head of the Advisor’s US Private Capital Group through December 31, 2016, and Michael J. Zugay, prior Head of Investments for the Advisor’s US Private Capital Group through December 31, 2016, with guidance from the Investment Committee.

The Advisor is a wholly owned indirect subsidiary of BlackRock, Inc. (together with certain of its affiliates, collectively “BlackRock”). BlackRock is the largest asset manager globally with $5.4 trillion under management, as of March 31, 2017.

Administration

We have entered into an administration agreement with BlackRock Financial Management, Inc. (the “Administrator”), a subsidiary of BlackRock, under which the Administrator provides certain administrative services to us. For providing these services, facilities and personnel, we reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of certain of our officers and their respective staffs.

Company Information

Our administrative and executive offices are located at 40 East 52nd Street, New York, NY 10022, and our telephone number is (212) 810-5800. Our website is www.blackrockbkcc.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider information contained on our website to be part of this prospectus supplement or the accompanying prospectus.

Recent Developments

On June 5, 2017, the Company entered into a Second Amendment to the Second Amended and Restated Senior Secured Revolving Credit Facility (collectively, the “Credit Facility”). This most recent amendment extends the maturity date on the Credit Facility from February 19, 2021 to June 5, 2022, and will continue to include a ratable amortization in the final year. The interest rate applicable to borrowings continues to generally be LIBOR plus an applicable margin equal to either 1.75% or 2.00% depending on a ratio of the borrowing base to certain indebtedness.

On May 1, 2017, the Company’s Board of Directors declared a distribution of $0.18 per share, payable on July 3, 2017 to stockholders of record at the close of business on June 19, 2017.

On April 17, 2017, the Company redeemed $17.0 million aggregate principal amount of 6.60% senior secured notes due 2018, using proceeds from the Credit Facility. The notes were prepaid at 100% of the principal amount, plus accrued and unpaid interest through the prepayment date, as well as an approximate $0.7 million make-whole premium.

THE OFFERING

The summary below describes the principal terms of the notes. Certain of the terms and conditions described below are subject to important limitations and exceptions. The “Description of Notes” section of this prospectus supplement and the “Description of our Debt Securities” section of the accompanying prospectus contain a more detailed description of the terms and conditions of the notes. As used in this section, “we,” “our,” and “us” refer to BlackRock Capital Investment Corporation and not to its consolidated subsidiaries.

Issuer	BlackRock Capital Investment Corporation, a Delaware corporation.

Securities	$125 million principal amount of 5.00% Convertible Notes due 2022 (plus up to an additional $18.75 million principal amount solely to cover overallotments, if any).

Maturity	June 15, 2022, unless earlier converted, repurchased or redeemed.

Interest	5.00% per year. Interest will accrue from June 13, 2017 or from the most recent date on which interest was paid or duly provided for, and will be payable semiannually in arrears on June 15 and December 15 of each year, beginning on December 15, 2017. We will pay additional interest, if any, at our election as the sole remedy relating to the failure to comply with our reporting obligations as described under “Description of Notes—Events of Default”.

Redemption During Final Six Month Term of the Notes

We may not redeem the notes prior to December 23, 2021. On or after December 23, 2021, we may redeem the notes for cash, in whole or from time to time in part, at our option at a redemption price equal to the sum of (i) 100% of the principal amount of the notes to be redeemed, (ii) accrued and unpaid interest (including additional interest, if any) to, but excluding, the redemption date and (iii) the make-whole premium. We will give notice of any redemption not less than 15 nor more than 30 calendar days before the redemption date to holders of the notes. See “Description of Notes—Redemption During Final Six Month Term of the Notes.” No sinking fund will be provided for the notes, which means that we are not required to redeem or retire the notes periodically.

Conversion Rights

Holders may convert their notes at their option prior to the close of business (as defined below) on the business day (as defined below) immediately preceding December 15, 2021, in integral multiples of $1,000 principal amount, only under the following circumstances:

•    during any calendar quarter commencing after the calendar quarter ending on September 30, 2017 (and only during such calendar quarter), if the last reported sale price (as defined below) of the common stock for at least 20 trading days (as defined below) (whether or not consecutive) during a period of 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price on each applicable trading day;

•     during the five business day period after any five consecutive trading day period (the “measurement period”) in which the “trading price” (as defined under “Description of Notes—Conversion Rights—Conversion Upon Satisfaction of Trading Price Condition”) per $1,000 principal amount of notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price of our common stock and the conversion rate on each such trading day;

•     upon the occurrence of specified corporate events described under “Description of Notes—Conversion Rights—Conversion Upon Specified Corporate Events”; or

•     we have provided a notice of redemption to holders as described under “Description of Notes—Redemption During Final Six Month Term of the Notes.”

On or after December 15, 2021 until the close of business on the scheduled trading day (as defined below) immediately preceding the maturity date, holders may convert their notes, in integral multiples of $1,000 principal amount, at the option of the holder regardless of the foregoing circumstances.

The conversion rate for the notes is initially 118.2173 shares per $1,000 principal amount of notes (equivalent to an initial conversion price of approximately $8.46 per share of common stock). The conversion rate will be subject to adjustment in some events but will not be adjusted for any accrued and unpaid interest. In addition, following certain corporate events that occur prior to maturity, we will increase the conversion rate for a holder who elects to convert its notes in connection with such a corporate event in certain circumstances as described under “Description of Notes—Conversion Rights—Adjustment to Shares Delivered Upon Conversion Upon a Make-Whole Fundamental Change”.

Upon conversion, we will pay or deliver, as the case may be, cash, shares of our common stock or a combination of cash and shares of our common stock, at our election. If we satisfy our conversion obligation solely in cash or through payment and delivery, as the case may be, of a combination of cash and shares of our common stock, the amount of cash and shares of common stock, if any, due upon conversion will be based on a daily conversion value (as described herein) calculated on a proportionate basis for each trading day in a 20 trading day observation period (as described herein). See “Description of Notes—Conversion Rights—Settlement Upon Conversion”.

You will not receive any additional cash payment or additional shares of our common stock representing accrued and unpaid interest, if any, upon conversion of a note, except in limited circumstances. Instead, interest will be deemed to be paid by the cash, shares of our common stock or a combination of cash and shares of our common stock paid or delivered, as the case may be, to you upon conversion of a note.

Limitation on Beneficial Ownership	Notwithstanding the foregoing, no holder of notes will be entitled to receive shares of our common stock upon conversion to the extent (but only to the extent) that following such receipt such converting holder would be, directly or indirectly, a “beneficial owner” (within the meaning of Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of our common stock outstanding at such time (the “limitation”). Any purported delivery of shares of our common stock upon conversion of notes shall be void and have no effect to the extent (but only to the extent) that such delivery would result in the converting holder becoming the beneficial owner of more than 5.0% of the shares of common stock outstanding at such time. If any delivery of shares of our common stock owed to a holder upon conversion of notes is not made, in whole or in part, as a result of the limitation, our obligation to make such delivery shall not be extinguished and we shall deliver such shares as promptly as practicable after any such converting holder gives notice to us that following such delivery such converting holder would not be the beneficial owner of more than 5.0% of the shares of common stock outstanding at such time. The limitation shall no longer apply following the effective date of any fundamental change, as defined in “Description of Notes—Fundamental Change Permits Holders to Require Us to Repurchase Notes”.

Fundamental Change	If we undergo a “fundamental change” (as defined in this prospectus supplement under “Description of Notes—Fundamental Change Permits Holders to Require Us to Repurchase Notes”), subject to certain conditions, holders may require us to repurchase for cash all or part of their notes in principal amounts of $1,000 or an integral multiple thereof. The fundamental change repurchase price (as defined below) will be equal to 100% of the principal amount of the notes to be repurchased, plus accrued and unpaid interest to, but excluding, the fundamental change repurchase date (as defined below). See “Description of Notes—Fundamental Change Permits Holders to Require Us to Repurchase Notes”.

Ranking	The notes will be our senior unsecured obligations and will rank: • senior in right of payment to our future indebtedness that is expressly subordinated in right of payment to the notes;

•    pari passu to our existing and future unsecured indebtedness that is not so subordinated (including, but not limited to, as of March 31, 2017, approximately $115.0 million aggregate principal amount of indebtedness under our 5.50% Convertible Senior Notes due 2018 (the “2018 Notes”);

•    senior in right of payment to any of our subordinated indebtedness; and

•    effectively subordinated to our existing and future secured indebtedness (including, but not limited to, as of March 31, 2017, approximately $225.0 million aggregate principal amount of our indebtedness under our Credit Facility, approximately $15.0 million aggregate principal amount of our indebtedness under our term loan and approximately $17.0 million aggregate principal amount of our indebtedness under our 6.60% Senior Secured Notes due 2018 to the extent of the value of the assets securing such indebtedness and structurally subordinated to any existing and future liabilities and other indebtedness of our subsidiaries. The Senior Secured Notes due 2018 were redeemed in April 2017.

As of March 31, 2017, our total consolidated indebtedness was $372.0 million aggregate principal amount, $257.0 million of which was secured indebtedness at the BlackRock Capital Investment Corporation level, and none of which was indebtedness of our subsidiaries. See “Capitalization”.

Except as described under the captions “Description of Notes—Investment Company Act—Section 18(a)(1)(A) as Modified by Section 61(a)(1)” and “Description of Notes—Events of Default,” the indenture governing the notes does not limit the amount of debt that we or our subsidiaries may incur.

Use of Proceeds	We estimate that the net proceeds from this offering will be approximately $121.3 million (or approximately $139.5 million if the underwriters exercise their overallotment option in full), after deducting fees and estimated expenses. We intend to use the net proceeds from this offering to repay certain outstanding indebtedness, which may include repaying outstanding borrowings under our Credit Facility, and for other general corporate purposes, which include investing in portfolio companies in accordance with our investment objective and strategies. See “Use of Proceeds.”

Book-Entry Form	The notes will be issued in book-entry form and will be represented by permanent global certificates deposited with, or on behalf of, The Depository Trust Company (“DTC”) and registered in the name of a nominee of DTC. Beneficial interests in any of the notes will be shown on, and transfers will be effected only through, records maintained by DTC or its nominee and any such interest may not be exchanged for certificated securities, except in limited circumstances.

Absence of a Public Market for the Notes	The notes are new securities and there is currently no established market for the notes. Accordingly, we cannot assure you as to the development or liquidity of any market for the notes. Certain of the underwriters have advised us that they currently intend to make a market in the notes. However, they are not obligated to do so, and they may discontinue any market making with respect to the notes without notice. We do not intend to apply for a listing of the notes on any securities exchange or any automated dealer quotation system.

U.S. Federal Income Tax Consequences	For the U.S. federal income tax consequences of the holding, disposition and conversion of the notes, and the holding and disposition of shares of our common stock, see “Supplement to Material U.S. Federal Tax Matters” in this prospectus supplement and “Material U.S. Federal Tax Matters” in the accompanying prospectus.

NASDAQ Global Select Market Symbol for Our Common Stock	Our common stock is listed on The NASDAQ Global Select Market under the symbol “BKCC”.

Trustee, Security Registrar, Paying Agent and Conversion Agent
Wilmington Trust, National Association is the trustee under the indenture. The trustee will initially serve as the paying agent, security registrar, the conversion agent and authenticating agent for the notes. See “Description of Notes—Trustee”.

FEES AND EXPENSES

The following table will assist you in understanding the various costs and expenses that an investor in this offering will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus supplement contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in the Company.

Stockholder Transaction Expenses (as a Percentage of Offering Price)
Sales Load	2.75	%(1)
Offering Expenses	0.24	%(2)

Total Common Stockholder Expenses	2.99	%(3)

Estimated Annual Expenses (as Percentage of Net Assets Attributable to Common Shares)(4)
Management Fees	3.07	%(5)
Incentive Fees Payable Under the Management Agreement	0.00	%(6)
Interest Payments on Borrowed Funds (other than the Notes offered hereby)	2.05	%(7)
Interest Payments on the Notes offered hereby	1.04%
Other Expenses	1.26	%(8)

Total Annual Expenses	7.42	%(9)

(1)	Represents the estimated underwriting discounts and commissions with respect this offering.
(2)	Amount reflects estimated offering expenses of approximately $300,000.
(3)	The expenses of our dividend reinvestment plan are included in “Other Expenses.”
(4)	“Net Assets Attributable to Common Shares” equals our net assets at March 31, 2017, plus the anticipated net proceeds from this offering.
(5)	Effective March 7, 2017, our management fee is 1.75% of our total assets (excluding cash), payable quarterly in arrears based on our total asset valuation at the end of the prior quarter. The management fee used in the table is 1.75%. Prior to March 7, 2017, our management fee was 2.0% of our total assets. See “The Advisor” included in the accompanying prospectus.
(6)	These Incentive Fees are based on annualized amounts incurred pursuant to our Management Agreement. The Incentive Fee is based on our performance, will vary from year to year and will not be paid unless our performance exceeds certain thresholds. As we cannot predict whether we will meet these thresholds, the Incentive Fee paid in future years, if any, may be substantially different than the fee earned historically. The incentive fee shown is based on an annualized Incentive Fees paid during the three months ended March 31, 2017. No incentive fee was paid during that period. The terms pursuant to which our investment advisor may earn an Incentive Fee changed as of March 7, 2017. On March 7, 2017, the Advisor, in consultation with our Board of Directors, agreed to waive incentive fees based on income from March 7, 2017 to December 31, 2018 or approximately 21 months. The start date of the fee waiver coincided with the change to the fee calculation that was previously approved by stockholders on February 18, 2015. For more detailed information about the Incentive Fee, please see “The Advisor” included in the accompanying prospectus.
(7)	“Interest Payments on Borrowed Funds” based upon actuals for the three months ended March 31, 2017, represents annualized interest and credit facility fees incurred as well as debt issuance costs. Our outstanding debt balance at March 31, 2017 was approximately $372.0 million. The Credit Facility allows us to increase commitments thereunder up to a total of $750 million.
(8)

“Other Expenses” includes our overhead expenses, including expenses of the Advisor reimbursable under the Management Agreement and of the Administrator reimbursable under the administration agreement. Such expenses are based on annualized amounts incurred. The amount shown above represents annualized expenses during our three months ended March 31, 2017 representing all of our estimated recurring operating expenses (except fees and expenses reported in other items of this table) that are deducted from our operating income and reflected as expenses in our Consolidated Statements of Operations.

(9)	“Total Annual Expenses” as a percentage of net assets attributable to common shares are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the “Total Annual Expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness), rather than the total assets, including assets that have been funded with borrowed monies. If the “Total Annual Expenses” percentage were calculated instead as a percentage of total assets, our “Total Annual Expenses” would be 4.48% of total assets.

Example

The following example illustrates the projected dollar amount of total cumulative expenses that you would pay on a $1,000 hypothetical investment in common shares, assuming (1) a 2.75% sales load (underwriting discounts and commissions) and offering expenses totaling 0.24%, (2) total net annual expenses of 7.42% of net assets attributable to common shares as set forth in the table above (other than Incentive Fees), and (3) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred*	$101	$238	$369	$668
Total Expenses Incurred**	$110	$263	$406	$721

*	Assumes that we will not value any capital gains computed net of all realized capital losses and unrealized depreciation.
**	Assumes no unrealized capital depreciation or realized capital losses and annual returns resulting entirely from net realized capital gains (and therefore subject to the capital gains incentive fee).

This example and the expenses in the table above should not be considered a representation of our future expenses. Actual expenses may be greater or less than those assumed. The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Assuming a 5% annual return, the Incentive Fee under the investment management agreement would not be earned or payable and is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an Incentive Fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by 95% of the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” in the accompanying prospectus for additional information regarding our dividend reinvestment plan.

SELECTED FINANCIAL DATA

The Statement of Operations Data, Per Share Data and Balance Sheet Data for each of the five years in the period ended December 31, 2016, 2015, 2014, 2013 and 2012 are derived from our financial statements which have been audited by Deloitte & Touche LLP, our independent registered public accounting firm. Quarterly financial information is derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods.

This selected financial data should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth in this prospectus supplement and our financial statements and related notes thereto included elsewhere in this prospectus supplement, as well as “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Senior Securities” and our financial statements and the related notes thereto included in the accompanying prospectus.

	For the three months ended March 31, (unaudited)		Year ended December 31,
	2017	2016	2016	2015	2014	2013	2012
	(Dollars in thousands, except per share data)
Consolidated Statement of Operations Data:
Total Investment Income	$24,934	$29,837	$117,440	$129,411	$134,418	$131,626	$147,291
Total Expenses	10,369	12,359	63,403	54,220	84,046	83,988	73,629
Net Investment Income	14,565	17,478	54,037	75,191	50,372	47,638	73,662
Net Realized and Unrealized Gain (Loss)	(235)	(55,653)	(138,328)	(36,566)	86,868	45,351	(16,310)
Net Increase (Decrease) in Net Assets Resulting from Operations	14,330	(38,175)	(84,292)	38,625	137,240	92,989	57,351
Consolidated Per Share Data:
Net Asset Value Per Common Share at Period End	$8.22	$9.46	$8.21	$10.17	$10.49	$9.54	$9.31
Market Price at Period End	7.55	9.41	6.96	9.40	8.20	9.33	10.06
Net Investment Income	0.20	0.24	0.74	1.01	0.68	0.64	1.00
Net Realized and Unrealized Gain (Loss)	(0.00)	(0.76)	(1.90)	(0.49)	1.16	0.61	(0.22)
Net Increase (Decrease) in Net Assets Resulting from Operations	0.20	(0.52)	(1.16)	0.52	1.84	1.25	0.78
Dividends Declared	0.18	0.21	0.84	0.84	0.89	1.04	1.04
Consolidated Balance Sheet Data at Period End:
Total Assets	$990,941	$1,155,233	$957,067	$1,150,315	$1,302,056	$1,281,647	$1,090,018
Borrowings Outstanding	371,783	442,536	336,722	364,475	448,228	477,981	346,850
Total Net Assets	598,448	689,322	596,320	753,753	781,959	709,704	687,380
Other Data:
Total Return(1)	11.79%	2.51%	(18.1)%	26.5%	(2.2)%	3.6%	38.0%
Number of Portfolio Companies at Period End	35	47	38	45	47	51	47
Value of Investments at Period End	$938,845	$1,126,357	$931,123	$1,116,997	$1,257,717	$1,217,972	$1,061,598
Yield on Investments at Period End(2)	10.7%	9.8%	10.5%	11.0%	11.6%	12.0%	12.2%

(1)	For the three months ended March 31, 2017 and March 31, 2016 and the years ended December 31, 2016, 2015, 2014, 2013 and 2012, total return is based on the change in market price during the respective periods. Total return calculations take into account dividends and distributions, if any, reinvested in accordance with our dividend reinvestment plan and do not reflect brokerage commissions. Total return is not annualized.
(2)	Yield on investments at period end represents the weighted average yield on the debt and income producing equity securities in our portfolio at their current cost basis. Yields are computed using interest rates and dividend yields as of the balance sheet date and include amortization of loan origination and commitment fees, original issue discount and market premium or discount based on the expected cash flows of the respective portfolio investment. Yields exclude common equity investments, preferred equity investments with no stated dividend rate, short-term investments, cash and cash equivalents.

RISK FACTORS

Investing in our notes involves a high degree of risk. You should carefully consider the risks described below, together with all of the other information included in this prospectus supplement and the accompanying prospectus, before you decide whether to make an investment in the notes. If any of the adverse events or conditions described below or in the accompanying prospectus occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value, or NAV, and the value of the notes and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to the notes

The notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness that we currently have or that we may incur in the future.

The notes will not be secured by any of our assets or any of the assets of our subsidiaries. As a result, the notes are effectively subordinated to any secured indebtedness we or our subsidiaries have currently incurred and may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the notes.

As of March 31, 2017, our total consolidated indebtedness was approximately $372.0 million, $257.0 million of which was senior secured indebtedness and $115.0 million of which was unsecured senior indebtedness. After giving effect to the issuance of the notes (assuming no exercise of the underwriters’ overallotment option) and assuming the proceeds therefrom are used to repay outstanding borrowings under our Credit Facility, our total consolidated indebtedness would have been $497 million principal amount as of March 31, 2017. See “Capitalization.”

The notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

The notes are obligations exclusively of the Company and not of any of our subsidiaries. None of our subsidiaries is a guarantor of the notes and the notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. As a result, the notes will be effectively subordinated to our existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness and structurally subordinated to any existing and future liabilities and other indebtedness of our subsidiaries. Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors (including trade creditors) and holders of preferred stock, if any, of our subsidiaries will have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the notes will be structurally subordinated to all indebtedness and other liabilities (including trade payables) of any of our subsidiaries and any subsidiaries that we may in the future acquire or establish as financing vehicles or otherwise. Our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the notes.

Regulatory actions and the inability of investors in the notes to borrow our common stock may adversely affect the trading price and liquidity of the notes.

We expect that many investors in, and potential purchasers of, the notes will employ, or seek to employ, a convertible arbitrage strategy with respect to the notes. Investors would typically implement this strategy by selling short the common stock underlying the notes and dynamically adjusting their short position while they hold the notes. Investors may also implement this strategy by entering into swaps on our common stock in lieu of or in addition to short selling the common stock.

The SEC and other regulatory and self-regulatory authorities have implemented various rules and may adopt additional rules in the future that may impact those engaging in short selling activity involving equity securities (including our common stock), including Rule 201 of SEC regulation SHO, the Financial Industry Regulatory Authority, Inc.’s “Limit Up-Limit Down” program, market-wide circuit breaker systems that halt trading of securities for certain periods following specific market declines, and rules stemming from the implementation of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Past regulatory actions, including emergency actions or regulations have had a significant impact on the trading prices and liquidity of equity-linked instruments. Any governmental action that similarly restricts the ability of investors in, or potential purchasers of, the notes to effect short sales of our common stock or enter into swaps on our common stock could similarly adversely affect the trading price and the liquidity of the notes.

In addition, if investors and potential purchasers seeking to employ a convertible arbitrage strategy are unable to borrow or enter into swaps on our common stock, in each case on commercially reasonable terms, the trading price and liquidity of the notes may be adversely effected.

Volatility in the market price and trading volume of our common stock could adversely impact the trading price of the notes.

The stock market may experience significant price and volume fluctuations that may be unrelated to the operating performance of companies. The market price of our common stock could fluctuate significantly for many reasons, including in response to the risks described in this section, elsewhere in this prospectus supplement and the accompanying prospectus or for reasons unrelated to our operations, such as reports by industry analysts, investor perceptions or negative announcements by our portfolio companies or competitors regarding their own performance, as well as industry conditions and general financial, economic and political instability. A decrease in the market price of our common stock would likely adversely impact the trading price of the notes. The price of our common stock could also be affected by possible sales of our common stock by investors who view the notes as a more attractive means of equity participation in us and by hedging or arbitrage trading activity that we expect to develop involving our common stock. This trading activity could, in turn, affect the trading prices of the notes.

We may not have, or have the ability to raise, the funds necessary to settle conversions of the notes or to repurchase the notes upon a fundamental change, and our debt may contain limitations on our ability to pay cash or deliver shares of our common stock upon conversion or repurchase of the notes.

Holders of the notes will have the right to require us to repurchase their notes upon the occurrence of a fundamental change at a repurchase price equal to 100% of their principal amount, plus accrued and unpaid interest, if any, as described under “Description of Notes—Fundamental Change Permits Holders to Require Us to Repurchase Notes.” In addition, upon conversion of the notes, unless we elect to deliver solely shares of our common stock to settle such conversion (other than cash in lieu of any fractional share), we will be required to make cash payments in respect of the notes being converted as described under “Description of Notes— Conversion Rights—Settlement Upon Conversion.” However, we may not have enough available cash or be able to obtain financing at the time we are required to make repurchases of notes surrendered therefor or notes being converted. In addition, our ability to repurchase the notes or to pay cash or deliver shares of our common stock upon conversions of the notes may be limited by law, by regulatory authority or by agreements governing our indebtedness, including our Credit Facility and term loan. We will not pay cash upon conversion or repurchase of the notes if prohibited by our current or future indebtedness. Our failure to repurchase notes at a time when the repurchase is required by the indenture or to pay any cash payable or deliver any shares of common stock deliverable on future conversions of the notes as required by the indenture would constitute a default under the indenture. A default under the indenture or the fundamental change itself could also lead to a default under agreements governing our indebtedness. If the repayment of the related indebtedness were to be accelerated after any applicable notice or grace periods, we may not have sufficient funds to repay the indebtedness and repurchase the notes or make cash payments upon conversions thereof.

The conditional conversion feature of the notes, if triggered, may adversely affect our financial condition and operating results.

In the event the conditional conversion feature of the notes is triggered, holders of notes will be entitled to convert the notes at any time during specified periods at their option. See “Description of Notes—Conversion Rights.” If one or more holders elect to convert their notes, unless we elect to satisfy our conversion obligation by delivering solely shares of our common stock (other than cash in lieu of any fractional share), we would be required to settle a portion or all of our conversion obligation through the payment of cash, which could adversely affect our liquidity.

The accounting for convertible debt securities is subject to uncertainty.

The accounting for convertible debt securities is subject to frequent scrutiny by the accounting regulatory bodies and is subject to change. We cannot predict if or when any such change could be made and any such change could have an adverse impact on our reported or future financial results. Any such impacts could adversely affect the market price of our common stock and in turn negatively impact the trading price of the notes.

Future sales of our common stock in the public market or issuance of securities senior to our common stock could lower the market price for our common stock and adversely impact the value of the notes.

Future sales of substantial amounts of our common stock or equity-related securities in the public market, or the perception that such sales could occur, could adversely affect prevailing trading prices of our common stock and the value of the notes and could impair our ability to raise capital through future offerings of equity or equity-related securities. We cannot predict the size of future issuances or the effect, if any, that they may have on the market price for our common stock or the value of the notes.

Holders of notes will not be entitled to any rights with respect to our common stock, but will be subject to all changes made with respect to them to the extent our conversion obligation includes shares of our common stock.

Holders of notes will not be entitled to any rights with respect to our common stock (including, without limitation, voting rights and rights to receive any dividends or other distributions on our common stock) prior to the conversion date (as defined below) relating to such notes, if any (if we have elected to settle the relevant conversion by delivering solely shares of our common stock, other than cash in lieu of any fractional share) or the last trading day of the relevant observation period (if we elect to pay and deliver, as the case may be, a combination of cash and shares of our common stock in respect of the relevant conversion), but holders of notes will be subject to all changes affecting our common stock. For example, if an amendment is proposed to our certificate of incorporation or bylaws requiring stockholder approval and the record date for determining the stockholders of record entitled to vote on the amendment occurs prior to the conversion date related to a holder’s conversion of its notes (if we have elected to settle the relevant conversion by delivering solely shares of our common stock, other than cash in lieu of any fractional share) or the last trading day of the relevant observation period (if we elect to pay and deliver, as the case may be, a combination of cash and shares of our common stock in respect of the relevant conversion), such holder will not be entitled to vote on the amendment, although such holder will nevertheless be subject to any changes affecting our common stock.

The conditional conversion feature of the notes could result in your receiving less than the value of our common stock into which the notes would otherwise be convertible.

Prior to the close of business on the business day immediately preceding December 15, 2021, you may convert your notes only if specified conditions are met. If the specific conditions for conversion are not met, you will not be able to convert your notes, and you may not be able to receive the value of the cash, common stock or a combination of cash and common stock, as applicable, into which the notes would otherwise be convertible.

Upon conversion of the notes, you may receive less valuable consideration than expected because the value of our common stock may decline after you exercise your conversion right but before we settle our conversion obligation.

Under the notes, a converting holder will be exposed to fluctuations in the value of our common stock during the period from the date such holder surrenders notes for conversion until the date we settle our conversion obligation.

Upon conversion of the notes, we have the option to pay or deliver, as the case may be, cash, shares of our common stock, or a combination of cash and shares of our common stock. If we elect to satisfy our conversion obligation in cash or a combination of cash and shares of our common stock, the amount of consideration that you will receive upon conversion of your notes will be determined by reference to the volume weighted average prices of our common stock for each trading day in a 20 trading day observation period. As described under “Description of Notes—Conversion Rights—Settlement Upon Conversion,” this period would be (i) if the relevant conversion date occurs prior to the 25th scheduled trading day immediately preceding the maturity date, the 20 consecutive trading day period beginning on, and including, the second trading day after such conversion date; and (ii) if the relevant conversion date occurs on or after the 25th scheduled trading day immediately preceding the maturity date, the 20 consecutive trading days beginning on, and including, the 22nd scheduled trading day immediately preceding the maturity date. Accordingly, if the price of our common stock decreases during this period, the amount and/or value of consideration you receive will be adversely affected. In addition, if the market price of our common stock at the end of such period is below the average of the volume weighted average price of our common stock during such period, the value of any shares of our common stock that you will receive in satisfaction of our conversion obligation will be less than the value used to determine the number of shares that you will receive.

If we elect to satisfy our conversion obligation solely in shares of our common stock upon conversion of the notes, we will be required to deliver the shares of our common stock, together with cash for any fractional share, on the third business day following the relevant conversion date. Accordingly, if the price of our common stock decreases during this period, the value of the shares that you receive will be adversely affected and would be less than the conversion value of the notes on the conversion date.

The notes are not protected by restrictive covenants; we may incur substantially more debt or take other actions that would intensify the risks described herein.

The indenture governing the notes does not contain any financial or operating covenants or restrictions on the payments of dividends, the incurrence of indebtedness or the issuance or repurchase of securities by us or any of our subsidiaries, except as described under the captions “Description of Notes—Investment Company Act—Section 18(a)(1)(A) as Modified by Section 61(a)(1)” and “Description of Notes—Events of Default.”

The indenture contains no covenants or other provisions to afford protection to holders of the notes in the event of a fundamental change or other corporate transaction involving us except to the extent described under “Description of Notes—Fundamental Change Permits Holders to Require Us to Repurchase Notes,” “Description of Notes—Conversion Rights—Adjustment to Shares Delivered Upon Conversion Upon a Make-Whole Fundamental Change” and “Description of Notes—Consolidation, Merger and Sale of Assets.”

Despite our current consolidated debt levels, we and our subsidiaries may be able to incur substantial additional debt in the future, subject to the restrictions contained in the 1940 Act and our debt instruments, some of which may be secured debt. We will not be restricted under the terms of the indenture governing the notes from incurring additional debt, securing existing or future debt, recapitalizing our debt or taking a number of other actions that are not limited by the terms of the indenture governing the notes that could have the effect of diminishing our ability to make payments on the notes when due. See “Risk Factors—Risks Relating to Our Business—We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing with us” in the accompanying prospectus.

The adjustment to the conversion rate for notes converted in connection with a make-whole fundamental change may not adequately compensate you for any lost value of your notes as a result of such transaction.

If a make-whole fundamental change (as defined below) occurs prior to maturity, under certain circumstances, we will increase the conversion rate by a number of additional shares of our common stock for notes converted in connection with such make-whole fundamental change. The increase in the conversion rate will be determined based on the date on which the specified corporate transaction becomes effective and the price paid (or deemed to be paid) per share of our common stock in such transaction, as described below under “Description of Notes—Conversion Rights—Adjustment to Shares Delivered Upon Conversion Upon a Make-Whole Fundamental Change.” The adjustment to the conversion rate for notes converted in connection with a make-whole fundamental change may not adequately compensate you for any lost value of your notes as a result of such transaction. In addition, if the price of our common stock in the transaction is greater than $10.00 per share or less than $7.69 (in each case, subject to adjustment), no additional shares will be added to the conversion rate. Moreover, in no event will the conversion rate per $1,000 principal amount of notes exceed 130.0390, subject to adjustments in the same manner as the conversion rate as set forth under “Description of Notes—Conversion Rights—Conversion Rate Adjustments.”

Our obligation to increase the conversion rate upon the occurrence of a make-whole fundamental change could be considered a penalty, in which case the enforceability thereof would be subject to general principles of reasonableness of economic remedies.

The conversion rate of the notes may not be adjusted for all dilutive events.

The conversion rate of the notes is subject to adjustment for certain events, including, but not limited to, the issuance of certain stock dividends on our common stock, the issuance of certain rights or warrants, subdivisions, combinations, distributions of capital stock, indebtedness, or assets, cash dividends and certain issuer tender or exchange offers as described under “Description of Notes—Conversion Rights—Conversion Rate Adjustments.” However, the conversion rate will not be adjusted for other events, such as a third-party tender or exchange offer or an issuance of common stock for cash, that may adversely affect the trading price of the notes or our common stock. An event that adversely affects the value of the notes may occur, and that event may not result in an adjustment to the conversion rate.

Some significant restructuring transactions may not constitute a fundamental change, in which case we would not be obligated to offer to repurchase the notes.

Upon the occurrence of a fundamental change, you have the right to require us to repurchase your notes. However, the fundamental change provisions will not afford protection to holders of notes in the event of other transactions that could adversely affect the notes. For example, transactions such as leveraged recapitalizations, refinancings, restructurings, or acquisitions initiated by us may not constitute a fundamental change requiring us to repurchase the notes. In the event of any such transaction, the holders would not have the right to require us to repurchase the notes, even though each of these transactions could increase the amount of our indebtedness, or otherwise adversely affect our capital structure or any credit ratings, thereby adversely affecting the holders of notes.

Provisions of the notes could discourage an acquisition of us by a third party.

Certain provisions of the notes could make it more difficult or more expensive for a third party to acquire us. Upon the occurrence of certain transactions constituting a fundamental change, holders of the notes will have the right, at their option, to require us to repurchase all of their notes or any portion of the principal amount of such notes in integral multiples of $1,000. We may also be required to increase the conversion rate in the event of certain transactions constituting a make-whole fundamental change. These provisions could discourage an acquisition of us by a third party.

We cannot assure you that an active trading market will develop for the notes.

The notes are a new issue of securities and there is no existing trading market for the notes. We do not intend to apply to list the notes on any securities exchange or to arrange for quotation on any automated dealer quotation system. We have been informed by certain of the underwriters that they currently intend to make a market in the notes after the offering is completed. However, such underwriters may cease their market-making at any time without notice. In addition, any market-making activity will be subject to limits imposed by law. In addition, the liquidity of the trading market in the notes, and the market price quoted for the notes, may be adversely affected by changes in the overall market for this type of security and by changes in our financial performance or prospects or in the prospects for companies in our industry generally. As a result, we cannot assure you that an active trading market will develop for the notes. If an active trading market does not develop or is not maintained, the market price and liquidity of the notes may be adversely affected. In that case you may not be able to sell your notes at a particular time or you may not be able to sell your notes at a favorable price.

Any adverse rating of the notes may cause their trading price to fall.

If a rating service were to rate the notes and if such other rating service, were to lower its rating on the notes below the rating initially assigned to the notes or otherwise announces its intention to put the notes on credit watch, the trading price of the notes could decline.

You may be subject to tax if we make or fail to make certain adjustments to the conversion rate of the notes even though you do not receive a corresponding cash distribution.

The conversion rate of the notes is subject to adjustment in certain circumstances, including the payment of cash dividends. If the conversion rate is adjusted as a result of a distribution that is taxable to our common stockholders, such as a cash dividend, you may be deemed to have received a dividend subject to U.S. federal income tax without the receipt of any cash. In addition, a failure to adjust (or to adjust adequately) the conversion rate after an event that increases your proportionate interest in us could be treated as a deemed taxable dividend to you. If a make-whole fundamental change occurs on or prior to the maturity date of the notes, under some circumstances, we will increase the conversion rate for notes converted in connection with the make-whole fundamental change. Such increase may also be treated as a distribution subject to U.S. federal income tax as a dividend. In addition, if you are Non-U.S. Holder, you may be subject to U.S. federal withholding taxes in connection with such a deemed distribution. If we pay withholding taxes on your behalf as a result of an adjustment to the conversion rate of the notes, we may, at our option, set off such payments against payments of cash and common stock on the notes. You are urged to consult your tax advisors with respect to the U.S. federal income tax consequences resulting from an adjustment to the conversion rate of the notes. See the discussions under “Supplement to Material U.S. Federal Tax Matters—The Notes—Consequences to U.S. Holders—Constructive Distributions” and “Supplement to Material U.S. Federal Tax Matters—The Notes—Consequences to Non-U.S. Holders—Constructive Distributions.”

Our credit ratings may not reflect all risks of an investment in the notes.

Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the notes. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the notes.

Certain investors are limited in their ability to make significant investments in us.

Investment companies registered under the 1940 Act are restricted from acquiring directly or through a controlled entity more than 3% of our total outstanding voting stock measured at the time of the acquisition), unless these funds comply with an exemption under the 1940 Act as well as other limitations under the 1940 Act that would restrict the amount that they are able to invest in our securities. Private funds that are excluded from the definition of “investment company” either pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act are also subject to this restriction. As a result, certain investors will be limited in their ability to make significant investments in us, including through the conversion of the notes into shares of our common stock at a time that they might desire to do so.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus supplement, and other statements that we may make, may contain forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “potential,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

In addition to factors previously identified elsewhere in this prospectus supplement, including the “Risks” section of the accompanying prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the financial condition of and ability of our current and prospective portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital, including our ability to obtain continued financing on favorable terms;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the impact of increased competition;

•	the ability of the Advisor to locate suitable investments for us and to monitor and administer our investments;

•	potential conflicts of interest in the allocation of opportunities between us and other investment funds managed by the Advisor or its affiliates;

•	the ability of the Advisor to attract and retain highly talented professionals;

•	changes in law and policy accompanying the new administration and uncertainty pending any such changes;

•

increased geopolitical unrest, terrorist attacks or acts of war, which may adversely affect the general economy, domestic and local financial and capital markets, or the specific industries of our portfolio companies;

•	changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets;

•	the unfavorable resolution of legal proceedings; and

•	the impact of changes to tax legislation and, generally, our tax position.

The forward-looking statements in this prospectus supplement are excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934.

USE OF PROCEEDS

We estimate that the net proceeds from the sale of the $125 million aggregate principal amount of the notes in this offering at par, after deducting the discounts and commissions and estimated expenses of this offering payable by us, will be approximately $121.3 million (or approximately $139.5 million, if the overallotment is exercised in full).

We intend to use the net proceeds of this offering to repay certain outstanding indebtedness, which may including repaying outstanding borrowings under our Credit Facility and for general corporate purposes, which include investing in portfolio companies in accordance with our investment objective and strategies and, pending such investments, investing the net proceeds of this offering in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment and repaying indebtedness.

We anticipate that substantially all of the net proceeds from the sale of the notes will be used for the above purposes within two years, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. Our portfolio currently consists primarily of senior loans, subordinated loans and equity securities. Pending our investments in new or existing portfolio companies, we plan to invest a portion of the net proceeds in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment and may use such funds for other general corporate purposes. The management fee payable by us will not be reduced while our assets are invested in such securities. See “Regulation—Temporary investments” in the accompanying prospectus supplement for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

As of June 6, 2017, we had $173 million drawn on the Credit Facility, versus $225 million at March 31, 2017. The Credit Facility, as amended on June 5, 2017, has an initial aggregate principal amount of up to $440 million, a stated commitment termination date of June 5, 2021, and a stated maturity date of June 5, 2022. The interest rate applicable to Euro currency borrowings thereunder is generally LIBOR plus an applicable margin of either 1.75% or 2.00% based on a pricing grid using the borrowing base as a multiple of the combined debt amount. The interest rate applicable to alternate base rate borrowings thereunder is generally the prime rate in effect plus an applicable margin of either 0.75% or 1.00% based on a pricing grid using the borrowing base as a multiple of the combined debt amount. The Credit Facility’s commitment may increase in size, under certain circumstances, up to a total of $750 million. From the commitment termination date to the stated maturity date, we are required to repay outstanding principal amounts under the Credit Facility on a monthly basis in an amount equal to 1/12th of the outstanding amount at the commitment termination date. The Credit Facility is used to supplement our equity capital to make additional portfolio investments and for other general corporate purposes.

Affiliates of some of the underwriters are lenders under the Credit Facility. Accordingly, affiliates of some of the underwriters will receive the net proceeds of this offering.

PRICE RANGE OF COMMON STOCK

Our common stock has been quoted on The NASDAQ Global Select Market under the symbol “BKCC” since June 27, 2007. The following table lists the high and low closing bid price for our common stock, the closing bid price as a percentage of NAV, and quarterly dividends per share for the last two completed fiscal years and the current fiscal year through June 6, 2017. On June 6, 2017, the last reported closing price of our common stock was $7.71 per share.

	Closing Sales Price				Premium/ Discount of High Sales Price to NAV(2)	Premium/ Discount of Low Sales Price to NAV(2)	Distributions
	NAV(1)		High	Low
Year Ended December 31, 2015
First Quarter		$10.58	$9.35	$8.02	(12)%	(24)%	$0.21
Second Quarter		$10.56	$9.76	$9.07	(8)%	(14)%	$0.21
Third Quarter		$10.66	$9.51	$8.35	(11)%	(22)%	$0.21
Fourth Quarter		$10.17	$10.15	$8.91	0%	(12)%	$0.21
Year Ended December 31, 2016
First Quarter		$9.46	$9.54	$8.43	1%	(11)%	$0.21
Second Quarter		$9.13	$9.56	$7.36	5%	(19)%	$0.21
Third Quarter		$8.38	$8.83	$7.83	5%	(7)%	$0.21
Fourth Quarter		$8.21	$8.24	$6.78	0%	(17)%	$0.21
Year Ended December 31, 2017
First Quarter		$8.22	$7.88	$7.19	(4)%	(13)%	$0.18
Second Quarter (up to June 6, 2017)	$	*	$7.81	$7.21	* %	* %	$0.18

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each relevant quarter.
(2)	The High/Low Closing Sales Price is calculated as of the close of trading on the NASDAQ on a given day in the applicable quarter and the premium/discount of the High/Low Sales Price to NAV is calculated as a percentage of NAV.
*	Net asset value has not been calculated for this period.

Our common stock recently has traded at prices both above and below our most recently calculated net asset value. There can be no assurance, however, that our shares will trade above, below or at our net asset value.

In 2008, our Board of Directors approved a share repurchase plan under which we may repurchase up to 2.5 percent of our outstanding shares of common stock from time to time in open market or privately negotiated transactions. In 2009, our Board of Directors approved an extension and increase to the plan which authorized us to repurchase up to an additional 2.5 percent of our outstanding shares of common stock. During April 2015, the Board of Directors approved an extension and increase to the plan which authorized the Company to repurchase up to an additional 2.5 percent of its outstanding shares of common stock, or an additional 1,869,399 shares.

During July 2015, the Board of Directors approved an extension to the plan and an increase to the remaining amount of shares authorized to be repurchased to a total of 4,000,000 shares. The repurchase plan was extended until the earlier of June 30, 2016 or such time that all of the authorized shares have been repurchased. During the years ended December 31, 2015 and 2014, we purchased a total of 889,286 and 333,108 shares, respectively, of our common stock on the open market for $7,925,631 and $2,807,308, respectively, including brokerage commissions. Since inception of the repurchase plan through December 31, 2015, we have purchased 2,647,901 shares of our common stock on the open market for $20,209,616, including brokerage commissions. At December 31, 2015, the total number of remaining shares authorized for repurchase was 3,110,714. We currently hold the shares we repurchased in treasury. Notice is hereby given in accordance with Section 23 of the 1940 Act that from time to time we may purchase shares of our common stock in the open market at prevailing market prices.

We intend to pay quarterly dividends to our common stockholders. The amount of our quarterly dividend is determined by our board of directors. On May 1, 2017, our Board of Directors declared a distribution of $0.18 per share, payable on July 3, 2017 to stockholders of record at the close of business on June 19, 2017.

There can be no assurance that we will achieve investment results or maintain a tax status that will permit any particular level of dividend payment. Our Credit Facility may limit our ability to declare dividends if we default under certain provisions. For a description of the Credit Facility, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this prospectus supplement.

RATIO OF EARNINGS TO FIXED CHARGES

For the three months ended March 31, 2017 and the years ended December 31, 2016, 2015, 2014, 2013 and 2012, our ratios of earnings to fixed charges, computed as set forth below, were as follows:

	Three Months Ended March 31, 2017	Year Ended December 31,
		2016		2015	2014	2013	2012
Earnings to Fixed Charges(1)	4.6		(2)	2.6	6.6	5.1	3.6

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase (decrease) in net assets resulting from operations plus fixed charges. Fixed charges include interest and credit facility fees, inclusive of amortization of debt issuance costs.

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period. Excluding the net unrealized gains or losses, the earnings to fixed charges ratio would be 9.1 and 7.0 for the years ended December 31, 2015 and 2014, respectively. Excluding the net unrealized gains or losses, the earnings to fixed charges ratio for the three months ended March 31, 2017 and the years ended December 31, 2016, 2013 and 2012 was less than one-to-one. The Company would have needed to generate additional earnings of $37,051, $30,544, $16,725, and $15,457 (in thousands) to achieve a coverage of one-to-one in the three months ended March 31, 2017 and the years ended 2016, 2013 and 2012, respectively. Excluding the net realized and unrealized gains or losses, the earnings to fixed charges ratio would be 4.7, 4.2, 4.1, 3.0, 3.1, 4.3 for the three months ended March 31, 2017 and the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(2)	Due to the Company’s loss for the year ended December 31, 2016, the ratio coverage was less than one-to-one. The Company would have needed to generate additional earnings of $84,292 to achieve a coverage of one-to-one for the year ended December 31, 2016.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of each December 31 since 2007, unless otherwise noted. The information as of each December since 2007 has been derived from our consolidated financial statements which have been audited by Deloitte & Touche LLP. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year(1)	Total Amount Outstanding(2)	Asset Coverage per Unit(3)	Involuntary Liquidating Preference Per Unit(4)	Average Market Value Per Unit(5)
Credit Facility
Fiscal 2017 (as of March 31, 2017, unaudited)	$225,000	$2,604	$—	N/A
Fiscal 2016 (as of December 31, 2016)	$190,000	$2,754	$—	N/A
Fiscal 2015 (as of December 31, 2015)	$60,000	$3,023	$—	N/A
Fiscal 2014 (as of December 31, 2014)	$144,000	$2,713	$—	N/A
Fiscal 2013 (as of December 31, 2013)	$179,000	$2,460	$—	N/A
Fiscal 2012 (as of December 31, 2012)	$171,850	$2,952	$—	N/A
Fiscal 2011 (as of December 31, 2011)	$168,000	$3,009	$—	N/A
Fiscal 2010 (as of December 31, 2010)	$170,000	$4,929	$—	N/A
Fiscal 2009 (as of December 31, 2009)	$296,000	$2,817	$—	N/A
Fiscal 2008 (as of December 31, 2008)	$426,000	$2,195	$—	N/A
Fiscal 2007 (as of December 31, 2007)	$381,300	$2,910	$—	N/A

Senior Secured Notes
Fiscal 2017 (as of March 31, 2017, unaudited)	$17,000	$2,604	$—	N/A
Fiscal 2016 (as of December 31, 2016)	$17,000	$2,754	$—	N/A
Fiscal 2015 (as of December 31, 2015)	$175,000	$3,023	$—	N/A
Fiscal 2014 (as of December 31, 2014)	$175,000	$2,713	$—	N/A
Fiscal 2013 (as of December 31, 2013)	$175,000	$2,460	$—	N/A
Fiscal 2012 (as of December 31, 2012)	$175,000	$2,952	$—	N/A
Fiscal 2011 (as of December 31, 2011)	$175,000	$3,009	$—	N/A

Convertible Notes
Fiscal 2017 (as of March 31, 2017, unaudited)	$115,000	$2,604	$—	N/A
Fiscal 2016 (as of December 31, 2016)	$115,000	$2,754	$—	N/A
Fiscal 2015 (as of December 31, 2015)	$115,000	$3,023	$—	N/A
Fiscal 2014 (as of December 31, 2014)	$115,000	$2,713	$—	N/A
Fiscal 2013 (as of December 31, 2013)	$115,000	$2,460	$—	N/A

Term Loan
Fiscal 2017 (as of March 31, 2017, unaudited)	$15,000	$2,604	$—	N/A
Fiscal 2016 (as of December 31, 2016)	$15,000	$2,754	$—	N/A
Fiscal 2015 (as of December 31, 2015)	$15,000	$3,023	$—	N/A
Fiscal 2014 (as of December 31, 2014)	$15,000	$2,713	$—	N/A
Fiscal 2013 (as of December 31, 2013)	$10,000	$2,460	$—	N/A

(1)

On June 5, 2017, the Company entered into the Credit Facility which has an initial aggregate principal amount of up to $440 million and a stated maturity date of June 5, 2022. The interest rate applicable to Eurocurrency borrowings thereunder is generally LIBOR plus an applicable margin of either 1.75% or 2.00% based on a pricing grid using the borrowing base as a percentage of the combined debt amount. The interest rate applicable to ABR borrowings thereunder is generally the prime rate in effect plus an applicable margin of either 0.75% or 1.00% based on a pricing grid using the borrowing base as a percentage of the combined debt amount. The Credit Facility’s commitment may increase in size, under certain circumstances, up to a total of $750 million. The Credit Facility contains customary affirmative and negative covenants, including the maintenance of a minimum stockholders’ equity, the maintenance of a ratio of not less than 200% of total assets (less total liabilities other than indebtedness) to total indebtedness, and restrictions on certain payments and issuance of debt. In addition, borrowings under the Credit Facility (and the incurrence of certain other permitted debt) are subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Company’s portfolio. At March 31, 2017, we were in compliance with all financial and operational covenants required by the Credit Facility. We had approximately $225 million of indebtedness under the Credit Facility outstanding at March 31, 2017.

On January 19, 2016, $158 million in aggregate principal amount of five year, senior secured notes with a fixed interest rate of 6.50% matured and were paid off and are no longer outstanding.

On March 27, 2014, the Company entered into an Amended and Restated Senior Secured Term Loan Credit Agreement (the “Term Loan”) which has a principal amount of $15,000,000. The Term Loan has a stated maturity date of March 27, 2019. The interest rate applicable to borrowings thereunder is generally LIBOR plus an applicable margin of 3.25%.

On February 19, 2013, we closed a private offering of $100,000,000 in aggregate principal amount of 5.50% unsecured convertible senior notes due 2018 (the “Convertible Notes”). The initial purchasers of the Convertible Notes fully exercised their overallotment option and purchased an additional $15,000,000 in aggregate principal amount of the Convertible Notes. The closing of the overallotment option took place on March 4, 2013. With the exercise of the overallotment option, a total of $115,000,000 in aggregate principal amount of the Convertible Notes have been sold. The Convertible Notes are unsecured and bear interest at a rate of 5.50% per year, payable semi-annually in arrears. In certain circumstances and during certain periods, the Convertible Notes are convertible into cash, shares of our common stock or a combination of cash and shares of our common stock, at our election, at an initial conversion rate of 86.0585 shares of common stock per $1,000 principal amount of the Convertible Notes, which is equivalent to an initial conversion price of approximately $11.62 per share of our common stock, subject to defined anti-dilution adjustments. We do not have the right to redeem the Convertible Notes prior to maturity. The Convertible Notes mature on February 15, 2018, unless repurchased or converted in accordance with their terms prior to such date.

On January 18, 2011, we closed a private placement issuance of $17 million in aggregate principal amount of seven-year senior secured notes with a fixed interest rate of 6.60% and a maturity date of January 18, 2018. These notes were redeemed in April 2017.

(2)	Total amount of each class of senior securities outstanding at the end of the period presented (in 000’s).
(3)	The asset coverage ratio for senior securities representing indebtedness is calculated as our consolidated total assets, less all consolidated liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.
(4)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(5)	Not applicable, as senior securities are not registered for public trading.

CAPITALIZATION

The following table sets forth our consolidated capitalization (i) as of March 31, 2017 and (ii) as of March 31, 2017, as adjusted to give effect to the sale of $125 million aggregate principal amount of notes but without giving effect to the use of the cash proceeds from such sale as described in “Use of Proceeds”. You should read this table together with “Use of Proceeds” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth in this prospectus supplement and our financial statements and notes thereto, as well as “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and notes thereto included in the accompanying prospectus.

	As of March 31, 2017
	Actual	As Adjusted for this Offering(1)(3)
	(Dollars in thousands, except share data)
Cash and cash equivalents	$38,455	$159,718
Total assets	$990,941	$990,941
Borrowings under Credit Facility	$225,000	$225,000
Notes offered hereby	$0	$125,000
Common stock, par value $0.001 per share; 200,000,000 shares authorized, issued and 72,807,547 outstanding, 77,359,512 shares issued and outstanding, as adjusted, respectively	$77	$77
Capital in excess of par value	$878,203	$878,203
Distributable earnings(2)	$(243,530)	$(243,530)
Treasury stock	$(36,303)	$(36,303)
Total stockholders’ equity	$598,448	$598,448
Total capitalization	$549,697	$549,697

(1)	Does not include the underwriters’ overallotment option.
(2)	Includes cumulative net investment income or loss, cumulative amounts of gains and losses realized from investment and foreign currency transactions and net unrealized appreciation or depreciation of investments and foreign currencies, and distributions paid to stockholders other than tax return of capital distributions. Distributable earnings is not intended to represent amounts we may or will distribute to our stockholders.
(3)	As described under “Use of Proceeds,” we intend to use the net proceeds from this offering to repay certain outstanding indebtedness, which may include repaying outstanding borrowings under our Credit Facility. We have not yet determined how much of the net proceeds of this offering will be used for this purpose and, as a result, we have not reflected the consequences of such repayment in this table.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this prospectus supplement.

Overview

We were incorporated in Delaware on April 13, 2005 and commenced operations with private funding on July 25, 2005, and completed our initial public offering on July 2, 2007. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in middle-market companies in the form of senior and junior secured and unsecured debt securities and loans, each of which may include an equity component, and by making direct preferred, common and other equity investments in such companies.

We are externally managed and have elected to be regulated as a BDC under the 1940 Act. As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash, cash equivalents, U.S. Government securities and high-quality debt investments that mature in one year or less.

Certain items previously reported may have been reclassified to conform to the current year presentation.

Investments

Our level of investment activity can and does vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity, the general economic environment and the competitive environment for the types of investments we make.

As a BDC, we generally do not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” Under the relevant SEC rules, the term “eligible portfolio company” includes most private companies, companies whose securities are not listed on a national securities exchange, and certain public companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250 million. These rules also permit us to include as qualifying assets certain follow-on investments in companies that were eligible portfolio companies at the time of initial investment but that no longer meet the definition.

Revenues

We generate revenues primarily in the form of interest on the debt we hold, dividends on our equity interests and capital gains on the sale of warrants and other debt or equity interests that we acquire in portfolio companies. Our investments in fixed income instruments generally have an expected maturity of three to ten years, although we have no lower or upper constraint on maturity, and typically bear interest at a fixed or floating rate. Interest on our debt securities is generally payable quarterly or semi-annually. In some cases, our debt instruments and preferred stock investments may defer payments of cash interest or dividends or pay interest or dividends in-kind. Any outstanding principal amount of our debt securities and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of prepayment fees, commitment, origination, capital structuring fees and fees for providing significant managerial assistance.

Expenses

Our primary operating expenses include the payment of a base management fee and, depending on our operating results, an incentive management fee, interest and credit facility fees, expenses reimbursable under the management agreement, administration fees and the allocable portion of overhead under the administration agreement. The base management fee and incentive management fee compensate the Advisor for work in identifying, evaluating, negotiating, closing and monitoring our investments. Our management agreement with the Advisor provides that we will reimburse the Advisor for costs and expenses incurred by the Advisor for office space rental, office equipment and utilities allocable to the Advisor under the management agreement, as well as any costs and expenses incurred by the Advisor relating to any non-investment advisory, administrative or operating services provided by the Advisor to us. We bear all other costs and expenses of our operations and transactions.

Critical accounting policies

Our discussion and analysis of our financial condition and results of operations are based upon our consolidated financial statements, which have been prepared in accordance with GAAP. The preparation of these consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ.

Management considers the significant accounting policies important to understanding the consolidated financial statements. In addition to the discussion below, our significant accounting policies are further described in the notes to the consolidated financial statements. See Note 2 to the consolidated financial statements for a description of significant accounting policies and of recently issued accounting pronouncements. Management considers Investments to be an area deemed a critical accounting policy.

Financial and operating highlights

At March 31, 2017:

Investment Portfolio: $938.8 million

Net Assets: $598.4 million

Indebtedness (borrowings under Credit Facility, Convertible Notes, Term Loan and

Senior Secured Notes): $371.8 million

Net Asset Value per share: $8.22

Portfolio Activity for the Three Months Ended March 31, 2017:

Cost of investments during period, including PIK: $122.3 million

Sales, repayments and other exits during period: $114.4 million

Number of portfolio companies at end of period: 35

Operating Results for the Three Months Ended March 31, 2017:

Net investment income per share: $0.20

Distributions declared per share: $0.18

Basic earnings per share: $0.20

Net investment income: $14.6 million

Net realized and unrealized loss: $0.2 million

Net increase in net assets from operations: $14.3 million

Net investment income per share, as adjusted1: $0.20

Basic earnings per share, as adjusted1: $0.20

Net investment income, as adjusted1: $14.6 million

Net increase in net assets from operations, as adjusted1: $14.3 million

As Adjusted1: Amounts are adjusted to remove the incentive management fee expense based on gains, as required by GAAP, and to include only the incremental incentive management fee expense based on income. The incremental incentive management fee is calculated based on the current quarter’s incremental earnings, and without any reduction for incentive management fees paid during the prior calendar quarters. Amounts reflect the Company’s ongoing operating results and reflect the Company’s financial performance over time.

Portfolio and investment activity

We invested $122.3 million during the three months ended March 31, 2017. The new investments consisted of senior secured loans secured by first liens ($92.1 million, or 75.3%), senior secured notes ($5.0 million, or 4.1%) and unsecured or subordinated debt securities and equity securities ($25.2 million, or 20.6%). Additionally, we received proceeds from sales/repayments and other exits of approximately $114.4 million during the three months ended March 31, 2017.

Concentration of our assets in an issuer, industry or sector may present certain risks. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. At March 31, 2017, our portfolio of $938.8 million (at fair value) consisted of 35 portfolio companies and was invested 60% in senior secured loans, 17% in unsecured or subordinated debt securities, 16% in equity investments, and 7% in senior secured notes. Our average investment by portfolio company at amortized cost, excluding investments below $5.0 million, was approximately $33.6 million at March 31, 2017. Our largest portfolio company investment by value was approximately $88.1 million and our five largest portfolio company investments by value comprised approximately 28% of our portfolio at March 31, 2017. At December 31, 2016, our portfolio of $931.1 million (at fair value) consisted of 38 portfolio companies and was invested 59% in senior secured loans, 17% in unsecured or subordinated debt securities, 17% in equity investments and 7% in senior secured notes. Our average investment by portfolio company at amortized cost, excluding investments below $5.0 million, was approximately $31.8 million at December 31, 2016. Our largest portfolio company investment by value was approximately $87.4 million and our five largest portfolio company investments by value comprised approximately 27% of our portfolio at December 31, 2016.

In addition, we may, from time to time, invest a substantial portion of our assets in the securities of issuers in any single industry or sector of the economy or in only a few issuers. A downturn in an industry or sector in which we are concentrated could have a larger impact on us than on a company that does not concentrate in that particular industry or sector. Our Advisor monitors industry and sector uncertainties on an ongoing basis, including substantial regulatory challenges in the healthcare sector, volatility and extensive government regulation in the financial services sector, cyclical risks associated with the overall economy that may affect the consumer products sector, risks related to the costs of raw materials and energy affecting the chemicals sector, cyclicality within the energy sector as a result of fluctuations in commodity prices and demand for, and production of commodities, among various other industry and sector uncertainties due to certain exposures. At March 31, 2017, our top three industry concentrations at fair value consisted of Finance (21.3%), Services: Business (14.0%) and Chemicals, Plastics, & Rubber (12.1%). At December 31, 2016, our top three industry concentrations at fair value consisted of Finance (21.1%), Chemicals, Plastics, & Rubber (12.3%) and Services: Business (11.4%) (See Note 5).

The weighted average yield of the debt and income producing equity securities in our portfolio at fair value was 11.1% at March 31, 2017 and 11.7% at December 31, 2016. The weighted average yields on our senior secured loans and other debt securities at fair value were 10.5% and 12.5%, respectively, at March 31, 2017, versus 11.3% and 12.4%, respectively, at December 31, 2016. The weighted average yield of the debt and income producing equity securities in our portfolio at their current cost basis was 10.7% at March 31, 2017 and 10.5% at December 31, 2016. The weighted average yields on our senior secured loans and other debt securities at their current cost basis were 10.4% and 11.5%, respectively, at March 31, 2017, versus 10.5% and 10.8%, respectively, at December 31, 2016. Yields exclude common equity investments, preferred equity investments with no stated dividend rate, short-term investments, and cash and cash equivalents.

For the three months ended March 31, 2017 and 2016, the total return based on net asset value was 3.2% and (4.7%), respectively. For the three months ended March 31, 2017 and 2016, the total return based on market price was 11.8% and 2.5%, respectively. Total returns are historical and are calculated by determining the percentage change in the net asset value or market price with all distributions reinvested, if any. Distributions are assumed to be reinvested in accordance with the Company’s dividend reinvestment plan and do not reflect brokerage commissions.

The Advisor generally employs a grading system for our entire portfolio. The Advisor grades all loans on a scale of 1 to 4. This system is intended to reflect the performance of the borrower’s business, the collateral coverage of the loans and other factors considered relevant. Generally, the Advisor assigns only one loan grade to each portfolio company for all loan investments in that portfolio company; however, the Advisor will assign multiple ratings when appropriate for different investments in one portfolio company. The following is a description of the conditions associated with each investment rating:

Grade 1: Investments in portfolio companies whose performance is substantially within the Advisor’s expectations and whose risk factors are neutral to favorable to those at the time of the original investment.

Grade 2: Investments in portfolio companies whose performance is below the Advisor’s expectations and that require closer monitoring; however, no loss of investment return (interest and/or dividends) or principal is expected.

Grade 3: Investments in portfolio companies whose performance is below the Advisor’s expectations and for which risk has increased materially since origination. Some loss of investment return is expected, but no loss of principal is expected. Companies graded 3 generally will be out of compliance with debt covenants and will be unlikely to make debt repayments on their original schedule.

Grade 4: Investments in portfolio companies whose performance is materially below the Advisor’s expectations where business trends have deteriorated and risk factors have increased substantially since the original investment. Investments graded 4 are those for which some loss of principal is expected.

The Advisor monitors and, when appropriate, changes the investment ratings assigned to each investment in our portfolio. In connection with our valuation process, the Advisor and Board of Directors review these investment ratings on a quarterly basis. Our average investment rating was 1.31 at March 31, 2017 and 1.35 at December 31, 2016. The following is a distribution of the investment ratings of our portfolio companies at March 31, 2017 and December 31, 2016:

	March 31, 2017	December 31, 2016
Grade 1	$751,077,818	$696,150,783
Grade 2	93,370,578	133,487,483
Grade 3	88,076,566	88,655,801
Grade 4	6,315,000	5,005,487
Not Rated	5,487	7,823,936

Total investments	$938,845,449	$931,123,490

Results of operations

Results comparisons for the three months ended March 31, 2017 and 2016.

Investment income

Investment income totaled $24,934,408 and $29,837,169, respectively, for the three months ended March 31, 2017 and 2016, of which $15,718,945 and $20,377,395 were attributable to interest and fees on senior secured loans, $7,147,270 and $7,910,496 to interest and fees earned on other debt securities, $2,064,350 and $1,545,556 to dividends and fees from equity securities and $3,843 and $3,722 to interest earned on cash equivalents, respectively. The approximate 16% decline in investment income over the respective periods is primarily attributable to a 20% smaller overall portfolio, at amortized cost, as of the current period end, as well as a 24% decline in fee income over the respective quarters.

Interest income is comprised of approximately 13% of PIK interest for the three months ended March 31, 2017.

Expenses

Expenses for the three months ended March 31, 2017 and 2016 were $11,178,291 and $12,358,920, respectively, which consisted of $4,523,857 and $5,690,490 in base management fees, $3,987,080 and $4,655,999 in interest and credit facility fees, $565,110 and $544,625 in professional fees, $422,426 and $557,500 in investment advisor and administrative services expenses, $172,500 and $173,500 in director fees, and $698,135 and $736,806 in other expenses, respectively. Total expenses for the three months ended March 31, 2017 also consisted of $809,183 of incentive fees based on income as compared to zero for the three months ended March 31, 2016. As previously disclosed, the Company’s investment advisor, in consultation with the Company’s Board of Directors has agreed to waive such incentive fees based on income through December 31, 2018 (See Note 3). The decrease in the current period base management fees is primarily due to the decrease in the rate used to calculate management fees from 2.0% of total assets to 1.75% of total assets, excluding cash, after March 6, 2017 (See Note 3). Interest and credit facility fees declined 14% over the respective quarters due to the refinancing of the Senior Secured Notes under the Credit Facility during January 2016, as well as the refinancing of the Credit Facility during February 2016 which reduced pricing. Investment advisor and administrative services expenses declined more than 24% quarter-over-quarter due to previously streamlining the finance group and continuing to capture value created from being fully integrated on to the BlackRock platform. Other expenses for the three months ended March 31, 2017 decreased 5% as compared to the comparable 2016 quarter due largely to a one-time blocker tax expense incurred during 2016.

Net investment income (loss)

Net investment income (loss) was $14,565,300 and $17,478,249 for the three months ended March 31, 2017 and 2016, respectively. The decrease over the comparable quarter was due to a $4,902,761 decline in investment income as a result of a smaller overall portfolio during the current quarter, slightly offset by decreases in interest and credit facility charges, base management fees, and investment advisor and administrative services expenses for the current quarter.

Net realized gain or loss

Net realized gain or loss for the three months ended March 31, 2017 was a net loss of $51,616,426. $57,392,431 of losses during the quarter were a result of restructurings or amendments of our debt investment in Advanced Lighting Technologies, Inc. (“Advanced Lighting”), and our debt and equity investments in U.S. Well Services, LLC (“USWS”), as well as the write-off of our investment in Shoreline Energy LLC (“Shoreline”). These losses were slightly offset by $5,706,478 of gains realized on the sales of our equity investment in USI Senior Holdings, Inc. and our debt and equity investments in Bankruptcy Management Solutions, Inc. Nearly the entire realized loss was reflected in unrealized depreciation in prior periods. Net realized gain or loss for the three months ended March 31, 2016 was $34,884 comprised of a capital distribution from our equity investment in Higginbotham Investment Holdings, LLC.

Net unrealized appreciation or depreciation

For the three months ended March 31, 2017 and 2016, the change in net unrealized appreciation or depreciation on investments and foreign currency translation was a decrease in net unrealized depreciation of $51,381,409 and an increase of $55,687,902, respectively. The current period appreciation was primarily comprised of $1,383,741 of overall net declines due to portfolio valuations during the quarter, offset by $52,765,150 of total unrealized appreciation primarily resulting from the reversal of previously recognized depreciation upon dispositions or restructurings, namely Advanced Lighting, USWS and Shoreline. The increase in net unrealized depreciation for the three months ended March 31, 2016 was primarily comprised of $64,895,833 of gross declines in the valuation of certain of our portfolio companies, slightly offset by $10,544,385 of gross increases in certain other portfolio company valuations, as well as a $443,097 unrealized foreign currency translation gain.

Net increase or decrease in net assets resulting from operations

The net increase or decrease in net assets resulting from operations for the three months ended March 31, 2017 and 2016 was an increase of $14,330,283 and a decrease of $38,174,769, respectively. As compared to the prior period, the increase is reflective of an overall decrease in net investment income of $2,912,949 period-over-period, taken in conjunction with a net realized and unrealized loss of $235,017 for the current period, versus $55,653,018 of net realized and unrealized loss for the three months ended March 31, 2016.

Financial condition, liquidity and capital resources

During the three months ended March 31, 2017, we generated operating cash flows primarily from investment dispositions, interest and fees received on senior secured loans and other debt securities.

Net cash provided by operating activities during the three months ended March 31, 2017 was $6,831,926. Our primary sources of cash from operating activities during the period consisted of net proceeds from sales and repayments of $114,368,838, as well as a net increase in net assets resulting from operations of $14,330,283. Our primary uses of cash from operating activities during the period consisted of purchases of investments of $122,327,184, which includes PIK of $4,686,549.

Net cash provided by financing activities during the three months ended March 31, 2017 was $20,914,970. Our sources of cash from financing activities consisted of $35,274,554 in borrowings under the Credit Facility, net of debt repayments. Our uses of cash consisted of cash distributions paid of $14,359,584.

Contractual obligations

A summary of our significant contractual payment obligations for the repayment of outstanding borrowings at March 31, 2017 is as follows:

	Payments Due By Period (dollars in millions)
	Total	Less than 1 year	1-3 years	3-5 years	After 5 years
Credit Facility(1)	$225.0	$—	$—	$225.0	$—
Term Loan	15.0	—	15.0	—	—
Senior Secured Notes	17.0	17.0	—	—	—
Convertible Notes	114.8	114.8	—	—	—
Interest and Credit Facility Fees Payable	1.4	1.4	—	—	—

(1)	At March 31, 2017, $215.0 million remained unused under our Credit Facility.

Off-balance sheet arrangements

In the normal course of business, the Company may enter into guarantees on behalf of portfolio companies. Under these arrangements, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. There were no such guarantees outstanding at March 31, 2017 and December 31, 2016. In addition, from time to time, the Company may provide for a commitment to a portfolio company for investment in an existing or new security. At March 31, 2017 and December 31, 2016, the Company was obligated to existing portfolio companies for unfunded commitments of $43.0 million and $43.5 million, respectively. Of the $43.0 million total unfunded commitments at March 31, 2017, $39.3 million was on our aggregate $85.0 million equity commitment to BCIC Senior Loan Partners, LLC (see Note 5 to the consolidated financial statements). We maintain sufficient cash on hand and available borrowings to fund such unfunded commitments should the need arise.

Distributions

Our quarterly distributions, if any, are determined by our Board of Directors. Distributions are declared considering our estimate of annual taxable income available for distribution to stockholders and the amount of taxable income carried over from the prior year for distribution in the current year. We cannot assure stockholders that they will receive any distributions at all or distributions at a particular level. The following table lists the quarterly distributions per share from our common stock since December 2014:

Distribution Amount Per Share Outstanding	Record Date	Payment Date
$0.21	December 24, 2014	January 7, 2015
$0.21	March 20, 2015	April 3, 2015
$0.21	June 18, 2015	July 2, 2015
$0.21	September 18, 2015	October 2, 2015
$0.21	December 24, 2015	January 7, 2016
$0.21	March 18, 2016	April 1, 2016
$0.21	June 17, 2016	July 1, 2016
$0.21	September 19, 2016	October 3, 2016
$0.21	December 19, 2016	January 3, 2017
$0.18	March 20, 2017	April 3, 2017

Tax characteristics of all distributions are reported to stockholders on Form 1099 after the end of the calendar year.

We have elected to be taxed as a RIC under Subchapter M of the Code. In order to maintain favorable RIC tax treatment, we must distribute annually to our stockholders at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Company after December 31, 2010 will not be subject to expiration. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. In order to avoid certain excise taxes imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of:

•	98% of our ordinary income for the calendar year;

•	98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31st; and

•	any ordinary income and net capital gains for preceding years that were not distributed during such years.

We may, at our discretion, carry forward taxable income in excess of calendar year distributions and pay a 4% excise tax on this income. If we choose to do so, all other things being equal, this would increase expenses and reduce the amounts available to be distributed to our stockholders. We will accrue excise tax on estimated taxable income as required. In addition, although we currently intend to distribute realized net capital gains

(i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. There was no provision for federal excise taxes recorded for the years ended December 31, 2016 and 2015.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, except as discussed below, if we declare a distribution, stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions. With respect to our distributions paid to stockholders during the three months ended March 31, 2017 and 2016, distributions reinvested pursuant to our dividend reinvestment plan totaled $902,431 and $1,053,835, respectively.

Under the terms of an amendment to our dividend reinvestment plan adopted on March 4, 2009, distributions may be paid in newly issued or treasury shares of our common stock at a price equal to 95% of the market price on the payment date. This feature of the plan means that, under certain circumstances, we may issue shares of our common stock at a price below net asset value per share, which could cause our stockholders to experience dilution. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. Also, we may be limited in our ability to make distributions due to the asset coverage test applicable to us as a BDC under the 1940 Act and due to provisions in our existing and future debt arrangements.

If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of favorable RIC tax treatment. In addition, in accordance with U.S. generally accepted accounting principles and tax regulations, we include in income certain amounts that we have not yet received in cash, such as payment-in-kind interest, which represents contractual interest added to the loan balance that becomes due at the end of the loan term, or the accrual of original issue or market discount. Since we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our investment company taxable income to obtain tax benefits as a RIC and may be subject to income or excise taxes. In order to satisfy the annual distribution requirement applicable to RICs, we may have the ability to declare a large portion of a dividend in shares of our common stock instead of in cash. As long as a sufficient portion of such dividend is paid in cash and certain requirements are met, the entire distribution would generally be treated as a dividend for U.S. federal income tax purposes.

Recent developments

On May 1, 2017, the Company’s Board of Directors declared a distribution of $0.18 per share, payable on July 3, 2017 to stockholders of record at the close of business on June 19, 2017.

On April 17, 2017, the Company redeemed $17.0 million aggregate principal amount of 6.60% senior secured notes due 2018, using proceeds from the Credit Facility. The notes were prepaid at 100% of the principal amount, plus accrued and unpaid interest through the prepayment date, as well as an approximate $0.7 million make-whole premium.

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that from time to time the Company may purchase shares of its common stock in the open market at prevailing market prices.

Quantitative and Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates. At March 31, 2017, 74% of our debt investments bore interest based on floating rates, such as LIBOR, the Federal Funds Rate or the Prime Rate. The interest rates on such investments generally reset by reference to the current market index after one to six months. Of those floating rate debt investments, 91% contained an interest rate floor. Floating rate investments subject to a floor generally reset by reference to the current market index after one to six months only if the index exceeds the floor. Interest rate sensitivity refers to the change in our earnings that may result from changes in the level of interest rates. Since we fund a portion of our investments with borrowings, our net investment income is affected by the difference between the rate at which we invest and the rate at which we borrow. The Company’s Credit Facility and Term Loans bear interest at variable rates with no interest rate floors, while our Senior Secured Notes and Convertible Notes bear interest at fixed rates. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

The following table shows the approximate annual impact on net investment income of base rate changes in interest rates (considering interest rate floors for variable rate instruments) to our debt portfolio and outstanding borrowings as of March 31, 2017, assuming no changes to our investment and borrowing structure:

	Net Investment Income(1)	Net Investment Income Per Share(1)
Basis Point Change ($’s in millions, except per share data)
Up 400 basis points	$13.9	$0.19
Up 300 basis points	$10.4	$0.14
Up 200 basis points	$6.9	$0.09
Up 100 basis points	$3.4	$0.05
Down 100 basis points	$1.2	$0.02

(1)	Excludes the impact of incentive management fees based on income

While hedging activities may help to insulate us against adverse changes in interest rates, they also may limit our ability to participate in the benefits of lower interest rates with respect to our portfolio of investments. There can be no assurance that we will be able to effectively hedge our interest rate risk. During the three months ended March 31, 2017 and 2016, we did not engage in any interest rate hedging activity.

DESCRIPTION OF NOTES

We will issue the notes under an indenture to be dated as of the date of initial issuance of the notes (the “base indenture”) among us and Wilmington Trust, National Association, as trustee (the “trustee”) as supplemented by a supplemental indenture establishing the terms of the notes, to be dated as of the date of the initial issuance of the notes (the “supplemental indenture” and, together with the base indenture, the “indenture”). The terms of the notes include those expressly set forth in the indenture and those made part of the indenture by reference to the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”).

You may request a copy of the indenture from us by making a written request to BlackRock Capital Investment Corporation, 40 East 52nd Street, New York, New York 10022, or by telephone at (212) 810-5800 or on our website at www.blackrockbkcc.com through the “Contact Us” page.

The following description is a summary of the material provisions of the notes and the indenture and does not purport to be complete. This summary is subject to and is qualified by reference to all the provisions of the notes and the indenture, including the definitions of certain terms used in the indenture. We urge you to read these documents because they, and not this description, define your rights as a holder of the notes.

For purposes of this description, references to “we,” “our” and “us” refer only to BlackRock Capital Investment Corporation and not to any of its current or future subsidiaries and references to “subsidiaries” refer only to our consolidated subsidiaries.

General

The notes:

•	will be our general unsecured, senior obligations;

•	will initially be limited to an aggregate principal amount of $125 million (or $143.75 million if the underwriters’ overallotment option is exercised in full);

•

will bear cash interest from June 13, 2017 or from the most recent date on which interest was paid or duly provided for, at an annual rate of 5.00% payable on June 15 and December 15 of each year, beginning on December 15, 2017;

•

will be subject to redemption at our option, in whole or from time to time in part, on or after December 23, 2021 at a redemption price equal to the sum of (i) 100% of the principal amount of the notes to be redeemed, (ii) accrued and unpaid interest (including additional interest, if any) to, but not including, the redemption date and (iii) the make-whole premium;

•

will be subject to repurchase by us at the option of the holders following a fundamental change (as defined below under “—Fundamental Change Permits Holders to Require Us to Repurchase Notes”), at a repurchase price equal to 100% of the principal amount of the notes to be repurchased, plus accrued and unpaid interest to, but excluding, the fundamental change repurchase date;

•	will mature on June 15, 2022, unless earlier converted, repurchased or redeemed;

•	will be issued in denominations of $1,000 and integral multiples of $1,000 in excess thereof; and

•	will be represented by one or more registered notes in global form, but in certain limited circumstances may be represented by notes in definitive form. See “— Book-Entry, Settlement and Clearance.”

Subject to satisfaction of certain conditions and during the periods described below, the notes may be converted at an initial conversion rate of 118.2173 shares of common stock per $1,000 principal amount of notes (equivalent to an initial conversion price of approximately $8.46 per share of common stock). The conversion rate is subject to adjustment if certain events occur.

We will settle conversions of notes by paying or delivering, as the case may be, cash, shares of our common stock or a combination of cash and shares of our common stock, at our election, as described under “—Conversion Rights—Settlement Upon Conversion.” You will not receive any separate cash payment for interest, if any, accrued and unpaid to the conversion date except under the limited circumstances described below.

The indenture does not limit the amount of debt that may be issued by us or our subsidiaries under the indenture or otherwise. The indenture does not contain any financial covenants and does not restrict us from paying dividends or issuing or repurchasing our other securities. Other than restrictions described under “—Fundamental Change Permits Holders to Require Us to Repurchase Notes” and “—Consolidation, Merger and Sale of Assets” below and except for the provisions set forth under “—Conversion Rights—Adjustment to Shares Delivered Upon Conversion Upon a Make-Whole Fundamental Change,” the indenture does not contain any covenants or other provisions designed to afford holders of the notes protection in the event of a highly leveraged transaction involving us or in the event of a decline in our credit rating as the result of a takeover, recapitalization, highly leveraged transaction or similar restructuring involving us that could adversely affect such holders.

We may, without the consent of the holders, issue additional notes under the indenture with the same terms and with the same CUSIP numbers as the notes offered hereby in an unlimited aggregate principal amount; provided that such additional notes must be part of the same issue as the notes offered hereby for U.S. federal income tax purposes.

We do not intend to list the notes on any securities exchange or any automated dealer quotation system.

Cancellation and Repurchase

We will cause all notes surrendered for payment, registration of transfer or exchange or conversion, if surrendered to any person other than the trustee (including any of our agents, subsidiaries or affiliates), to be delivered to the trustee for cancellation. All notes delivered to the trustee shall be cancelled promptly by the trustee in accordance with its standard procedures. No notes shall be authenticated in exchange for any notes cancelled as provided in the indenture. Any notes surrendered for cancellation may not be reissued or resold and will be promptly cancelled.

We may, to the extent permitted by law, and directly or indirectly (regardless of whether such notes are surrendered to us), repurchase notes in the open market or otherwise, whether by us or our subsidiaries or through a private or public tender or exchange offer or through counterparties to private agreements, including by cash-settled swaps or other derivatives. Any notes repurchased by us may, at our option, be surrendered to the trustee for cancellation, but may not be reissued or resold by us.

Payments on the Notes; Paying Agent and Registrar; Transfer and Exchange

We will pay the principal of, and interest on, notes in global form registered in the name of or held by DTC or its nominee in immediately available funds to DTC or its nominee, as the case may be, as the registered holder of such global note.

We will pay the principal of any certificated notes at the office or agency designated by us for that purpose. We have initially designated the trustee as our paying agent and registrar and its agency in the United States as a place where notes may be presented for payment or for registration of transfer. We may, however, change the paying agent or registrar without prior notice to the holders of the notes, and we may act as paying agent or registrar. Interest on certificated notes will be payable (i) by wire transfer in immediately available funds to that holder’s account within the United States so long as such account is specified in writing by such holder to the paying agent at least seven business days prior to such payment, which application shall remain in effect until the holder notifies, in writing, the registrar to the contrary and (ii) otherwise by check mailed to the address of such holder on the register.

A holder of notes may transfer or exchange notes at the office of the registrar in accordance with the indenture. The registrar, the paying agent and the trustee may require a holder, among other things, to furnish appropriate endorsements and transfer documents. No service charge will be imposed by us, the trustee, the paying agent or the registrar for any registration of transfer or exchange of notes, but we may require a holder to pay a sum sufficient to cover any transfer tax or other similar governmental charge required by law or permitted by the indenture. We are not required to transfer or exchange any note surrendered for conversion or required repurchase.

The registered holder of a note will be treated as its owner for all purposes.

Interest

The notes will bear cash interest at a rate of 5.00% per year until maturity. Interest on the notes will accrue from June 13, 2017 or from the most recent date on which interest has been paid or duly provided for. Interest will be payable semiannually in arrears on June 15 and December 15 of each year, beginning on December 15, 2017.

Interest will be paid to the person in whose name a note is registered at 5:00 p.m. New York City time (the “close of business”) on June 1 or December 1, as the case may be, immediately preceding the relevant interest payment date (each, a “regular record date”). Interest on the notes will be computed on the basis of a 360-day year composed of twelve 30-day months.

If any interest payment date, the maturity date or any earlier required repurchase date upon a fundamental change of a note falls on a day that is not a business day, the required payment will be made on the next succeeding business day and no interest on such payment will accrue in respect of the delay. The term “business day” means, with respect to any note, any day other than a Saturday, a Sunday or a day on which the Federal Reserve Bank of New York is authorized or required by law or executive order to close or be closed.

Unless the context otherwise requires, all references to interest in this prospectus supplement include additional interest, if any, payable at our election as the sole remedy relating to the failure to comply with our reporting obligations as described under “—Events of Default.”

Redemption During Final Six Month Term of the Notes

We may not redeem the notes prior to December 23, 2021. On or after December 23, 2021, we may redeem the notes for cash, in whole or from time to time in part, at our option at a redemption price equal to the sum of (i) 100% of the principal amount of the notes to be redeemed, (ii) accrued and unpaid interest thereon to, but excluding, the redemption date and (iii) an amount equal to the present value of the interest that would accrue on such notes from, and including, the redemption date until the maturity date, with such present value computed by us using a discount rate equal to the yield to maturity of United States Treasury securities with six months of remaining maturity (as determined in a commercially reasonable manner by us prior to providing the applicable notice of redemption) plus 50 basis points (such present value, the “make-whole premium”); provided, however, that if the redemption date falls after a record date and on or prior to the interest payment date to which such record date relates, we will instead pay the full amount of accrued and unpaid interest to the holder of record on such record date and the redemption price will be equal to 100% of the principal amount of the notes to be redeemed. In the case of any such redemption, we will provide not less than 15 nor more than 30 calendar days’ notice before the redemption date to each holder of the notes. The redemption date must be a business day. If we call the notes for redemption, a holder of the notes may convert all or any portion of its notes called for redemption only until the close of business on the business day immediately preceding the redemption date and, if the conversion date falls prior to the regular record date immediately preceding the maturity date, such holder shall receive, in addition to any consideration due upon conversion and any accrued and unpaid interest to, but excluding the conversion date, the make-whole premium.

If we decide to redeem fewer than all of the outstanding notes, the notes shall be selected to be redeemed (in principal amounts of $1,000 or multiples thereof) in accordance with the applicable procedures of DTC, in the case of global notes, and by lot, in the case of certificated notes.

If a portion of your note is selected for partial redemption and you convert a portion of the same note, the converted portion will be deemed to be from the portion selected for redemption.

In the event of any redemption in part, we will not be required to register the transfer of or exchange of any notes so selected for redemption, in whole or in part, except the unredeemed portion of any note being redeemed in part.

No notes may be redeemed if the principal amount of the notes has been accelerated, and such acceleration has not been rescinded, on or prior to the redemption date (except in the case of an acceleration resulting from a default by us in the payment of the redemption price with respect to such notes).

Ranking

The notes will be our senior unsecured obligations and will rank senior in right of payment to our future indebtedness that is expressly subordinated in right of payment to the notes; pari passu to our existing and future unsecured indebtedness that is not so subordinated (including, but not limited to, as of March 31, 2017, approximately $115.0 million aggregate principal amount of indebtedness under our 5.50% Convertible Senior Notes due 2018 (the “2018 Notes”); senior in right of payment to any of our subordinated indebtedness; and effectively subordinated to our existing and future secured indebtedness (including, but not limited to, as of March 31, 2017, approximately $225.0 million aggregate principal amount of our indebtedness under our Credit Facility, approximately $15.0 million aggregate principal amount of our indebtedness under our term loan and approximately $17.0 million aggregate principal amount of our indebtedness under our 6.60% Senior Secured Notes due 2018 to the extent of the value of the assets securing such indebtedness and structurally subordinated to any existing and future liabilities and other indebtedness of our subsidiaries. The Senior Secured Notes due 2018 were redeemed in April 2017. In the event of our bankruptcy, liquidation, reorganization or other winding up, our assets that secure secured debt will be available to pay obligations on the notes only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all the notes then outstanding.

As of March 31, 2017, our total consolidated indebtedness was $372.0 million principal amount, $257.0 million of which was secured indebtedness at the BlackRock Capital Investment Corporation level, and none which was indebtedness of our subsidiaries. See “Capitalization.”

Conversion Rights

General

Prior to the close of business on the business day immediately preceding December 15, 2021, the notes will be convertible only upon satisfaction of one or more of the conditions described under the headings “—Conversion Upon Satisfaction of Sale Price Condition,” “—Conversion Upon Satisfaction of Trading Price Condition,” “—Conversion Upon Specified Corporate Events” and “—Conversion Upon Delivery of Redemption Notice.” On or after December 15, 2021, holders may convert their notes at the conversion rate at any time prior to the close of business on the scheduled trading day immediately preceding the maturity date irrespective of the foregoing conditions (or, if we have called the notes for redemption, until the close of business on the business day immediately preceding the redemption date). The conversion rate will initially be 118.2173 shares of our common stock per $1,000 principal amount of notes (equivalent to an initial conversion price of approximately $8.46 per share of our common stock). The conversion rate will be subject to adjustment as described below. Upon conversion of a note, we will satisfy our conversion obligation by paying or delivering, as the case may be, cash, shares of our common stock or a combination of cash and shares of our common stock, at our election, all as set forth below under “—Settlement Upon Conversion.” If we satisfy our conversion obligation solely in cash or through payment and delivery, as the case may be, of a combination of cash and shares of our common stock, the amount of cash and shares of our common stock, if any, due upon conversion will be based on a daily conversion value calculated on a proportionate basis for each trading day in a 20 trading day observation period (as defined below under “—Settlement Upon Conversion”).

A holder may convert fewer than all of such holder’s notes so long as the notes converted are an integral multiple of $1,000 principal amount.

If we call the notes for redemption, a holder of the notes may convert all or any portion of its notes called for redemption only until the close of business on the business day immediately preceding the redemption date and, if the conversion date falls prior to the regular record date immediately preceding the maturity date, such holder shall receive, in addition to any consideration due upon conversion and any accrued and unpaid interest to, but excluding the conversion date, the make-whole premium.

If a holder of notes has submitted notes for repurchase upon a fundamental change, the holder may convert those notes only if that holder first withdraws its repurchase notice.

Upon conversion, you will not receive any separate cash payment for accrued and unpaid interest, if any, except as described herein. We will not issue fractional shares of our common stock upon conversion of notes. Instead, we will pay cash in lieu of any fractional share as described under “—Settlement Upon Conversion.” Our payment and delivery, as the case may be, to you of the cash, shares of our common stock or a combination thereof, as the case may be, into which a note is convertible will be deemed to satisfy in full our obligation to pay:

•	the principal amount of the note; and

•	accrued and unpaid interest, if any, to, but not including, the conversion date.

As a result, accrued and unpaid interest, if any, to, but not including, the conversion date will be deemed to be paid in full rather than cancelled, extinguished or forfeited. Upon a conversion of notes into a combination of cash and shares of our common stock, accrued and unpaid interest will be deemed to be paid first out of the cash paid upon such conversion.

Notwithstanding the immediately preceding paragraph, if notes are converted after the close of business on a regular record date for the payment of interest, holders of such notes at the close of business on such regular record date will receive the full amount of interest payable on such notes on the corresponding interest payment date notwithstanding the conversion. Notes surrendered for conversion during the period from the close of business on any regular record date to 9:00 a.m. New York City time (the “open of business”) on the immediately following interest payment date must be accompanied by funds equal to the amount of interest payable on the notes so converted; provided that no such payment need be made:

•	for conversions following the regular record date immediately preceding the maturity date;

•	if we have specified a fundamental change repurchase date that is after a regular record date and on or prior to the corresponding interest payment date; or

•	to the extent of any overdue interest, if any overdue interest exists at the time of conversion with respect to such note.

If a holder converts notes, we will pay any documentary, stamp or similar issue or transfer tax due on the issue of any shares of our common stock upon the conversion, unless the tax is due because the holder requests any shares to be issued in a name other than the holder’s name, in which case the holder will pay that tax.

Holders may surrender their notes for conversion under the following circumstances:

Conversion Upon Satisfaction of Sale Price Condition

Prior to the close of business on the business day immediately preceding December 15, 2021, a holder may surrender all or a portion of its notes for conversion during any calendar quarter commencing after the calendar quarter ending on September 30, 2017 (and only during such calendar quarter), if the last reported sale price of the common stock for at least 20 trading days (whether or not consecutive) during the period of 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price on each applicable trading day.

The “last reported sale price” of our common stock on any date means the closing sale price per share (or if no closing sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices) on that date as reported in composite transactions for the principal U.S. national or regional securities exchange on which our common stock is traded. If our common stock is not listed for trading on a U.S. national or regional securities exchange on the relevant date, the “last reported sale price” will be the last quoted bid price for our common stock in the over-the-counter market on the relevant date as reported by OTC Markets Group Inc. or a similar organization. If our common stock is not so quoted, the “last reported sale price” will be the average of the mid-point of the last bid and ask prices for our common stock on the relevant date from each of at least three nationally recognized independent investment banking firms selected by us for this purpose.

“Trading day” means a day on which (i) trading in our common stock generally occurs on The NASDAQ Global Select Market or, if our common stock is not then listed on The NASDAQ Global Select Market, on the principal other U.S. national or regional securities exchange on which our common stock is then listed or, if our common stock is not then listed on a U.S. national or regional securities exchange, on the principal other market on which our common stock is then traded, and (ii) a last reported sale price for our common stock is available on such securities exchange or market. If our common stock is not so listed or traded, “trading day” means a “business day.”

Conversion Upon Satisfaction of Trading Price Condition

Prior to the close of business on the business day immediately preceding December 15, 2021, a holder of notes may surrender its notes for conversion during the five business day period after any five consecutive trading day period (the “measurement period”) in which the “trading price” per $1,000 principal amount of notes, as determined following a request by a holder of notes in accordance with the procedures described below, for each trading day of the measurement period was less than 98% of the product of the last reported sale price of our common stock and the conversion rate on each such trading day.

The “trading price” of the notes on any date of determination means the average of the secondary market bid quotations obtained by the bid solicitation agent for $2 million principal amount of notes at approximately 3:30 p.m., New York City time, on such determination date from three independent nationally recognized securities dealers we select and whose names we provide to the bid solicitation agent; provided that if three such bids cannot reasonably be obtained by the bid solicitation agent but two such bids are obtained, then the average of the two bids shall be used, and if only one such bid can reasonably be obtained by the bid solicitation agent, that one bid shall be used. If the bid solicitation agent cannot reasonably obtain at least one bid for $2 million principal amount of notes from a nationally recognized securities dealer, then the trading price per $1,000 principal amount of notes will be deemed to be less than 98% of the product of the last reported sale price of our common stock and the conversion rate. If we do not, when we are required to, instruct the bid solicitation agent to obtain bids, or if we give such instruction to the bid solicitation agent, and the bid solicitation agent fails to make such determination, then, in either case, the trading price per $1,000 principal amount of notes will be deemed to be less than 98% of the product of the last reported sale price of our common stock and the conversion rate on each trading day of such failure.

The bid solicitation agent shall have no obligation to determine the trading price per $1,000 principal amount of notes unless we have requested such determination; and we shall have no obligation to make such request unless holders of at least $2 million of notes provide us with a written request and reasonable evidence that the trading price per $1,000 principal amount of notes would be less than 98% of the product of the last reported sale price of our common stock and the conversion rate. At such time, we shall instruct the bid solicitation agent in writing to determine the trading price per $1,000 principal amount of notes (in accordance with the procedures described above) beginning on the next trading day and on each successive trading day until the trading price per $1,000 principal amount of notes is greater than or equal to 98% of the product of the last reported sale price of our common stock and the conversion rate. If the trading price condition has been met, we will so notify the holders, the trustee and the conversion agent (if other than the trustee). If, at any time after the trading price condition has been met, the trading price per $1,000 principal amount of notes is greater than or equal to 98% of the product of the last reported sale price of our common stock and the conversion rate for such date, we will so notify the holders, the trustee and the conversion agent (if other than the trustee).

The Company will initially act as the bid solicitation agent.

Conversion Upon Specified Corporate Events

Certain Distributions

If, prior to the close of business on the business day immediately preceding December 15, 2021, we elect to:

•

issue to all or substantially all holders of our common stock any rights, options or warrants entitling them, for a period of not more than 45 calendar days after the announcement date of such issuance, to subscribe for or purchase shares of our common stock at a price per share that is less than the average of the last reported sale prices of our common stock for the 10 consecutive trading day period ending on, and including, the trading day immediately preceding the date of announcement of such issuance; or

•

distribute to all or substantially all holders of our common stock our assets, debt securities or rights to purchase our securities, which distribution has a per share value, as reasonably determined by our board of directors or a committee thereof, exceeding 10% of the last reported sale price of our common stock on the trading day preceding the date of announcement for such distribution, then, in either case, we must notify the holders of the notes, the trustee and the conversion agent (if other than the trustee), in writing, at least 25 scheduled trading days prior to the ex-dividend date (as defined below) for such issuance or distribution. Once we have given such notice, holders may surrender their notes for conversion at any time until the earlier of the close of business on the business day immediately preceding the ex-dividend date for such issuance or distribution and our announcement that such issuance or distribution will not take place, even if the notes are not otherwise convertible at such time. Holders of the notes may not exercise this conversion right if they participate, at the same time and upon the same terms as holders of our common stock and solely as a result of holding the notes, in any of the transactions described above without having to convert their notes as if they held a number of shares of common stock equal to the conversion rate, multiplied by the principal amount (expressed in thousands) of notes held by such holder.

Certain Corporate Events

If a transaction or event that constitutes a “fundamental change” (as defined under “—Fundamental Change Permits Holders to Require Us to Repurchase Notes”) or a “make-whole fundamental change” (as defined under “—Adjustment to Shares Delivered Upon Conversion Upon a Make-Whole Fundamental Change”) occurs prior to the close of business on the business day immediately preceding December 15, 2021, regardless of whether a holder has the right to require us to repurchase the notes as described under “—Fundamental Change Permits Holders to Require Us to Repurchase Notes,” or if we are a party to a consolidation, merger, binding share exchange, or transfer or lease of all or substantially all of our assets, pursuant to which our common stock would be converted into cash, securities or other assets, the notes may be surrendered for conversion at any time from or after the date that is 25 scheduled trading days prior to the anticipated effective date of the transaction (or, if later, the business day after we give notice of such transaction) until 35 trading days after the actual effective date of such transaction or, if such transaction also constitutes a fundamental change, until the related fundamental change repurchase date. We will notify holders, the trustee and the conversion agent (if other than the trustee), in writing, of such transaction (i) as promptly as practicable following the date we publicly announce such transaction but in no event less than 25 scheduled trading days prior to the anticipated effective date of such transaction; or (ii) if we do not have knowledge of such transaction at least 25 scheduled trading days prior to the anticipated effective date of such transaction, within two business days of the date upon which we receive notice, or otherwise become aware, of such transaction, but in no event later than the actual effective date of such transaction; provided that we shall not be required to so publicly announce before such time that we are otherwise required to publicly disclose such transaction by law or by the rules of any securities exchange or market on which our common stock is then listed or admitted for trading.

Conversion Upon Delivery of Redemption Notice

If, prior to December 15, 2021, we deliver a notice of redemption as described under “—Redemption During Final Six Month Term of the Notes”, a holder may convert all or any portion of its notes called for redemption on or after the date of such notice of redemption at any time prior to the close of business on the business day immediately preceding the redemption date.

Conversions on or After December 15, 2021

On or after December 15, 2021, a holder may convert any of its notes at any time prior to the close of business on the scheduled trading day immediately preceding the maturity date regardless of the foregoing conditions (or, if we have called the notes for redemption, until the close of business on the business day immediately preceding the redemption date).

Conversion Procedures

If you hold a beneficial interest in a global note, to convert you must comply with DTC’s procedures for converting a beneficial interest in a global note and, if required, pay funds equal to interest payable on the next interest payment date to which you are not entitled and, if required, pay all taxes or duties, if any.

If you hold a certificated note, to convert you must:

•	complete and manually sign the conversion notice on the back of the note, or a facsimile of the conversion notice;

•	deliver the conversion notice, which is irrevocable, and the note to the conversion agent;

•	if required, furnish appropriate endorsements and transfer documents and, if required, pay all taxes or duties, if any; and

•	if required, pay funds equal to interest payable on the next interest payment date to which you are not entitled.

We refer to the date you comply with the relevant procedures for conversion described above as the “conversion date.”

If a holder has already delivered a repurchase notice as described under “—Fundamental Change Permits Holders to Require Us to Repurchase Notes” with respect to a note, the holder may not surrender that note for conversion until the holder has withdrawn the repurchase notice in accordance with the relevant provisions of the indenture. If a holder submits its notes for required repurchase, the holder’s right to withdraw the repurchase notice and convert the notes that are subject to repurchase will terminate at the close of business on the business day immediately preceding the relevant fundamental change repurchase date.

Limitation on Beneficial Ownership

Notwithstanding the foregoing, no holder of notes will be entitled to receive shares of our common stock upon conversion to the extent (but only to the extent) that following such receipt such converting holder would be, directly or indirectly, a “beneficial owner” (within the meaning of Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of our common stock outstanding at such time (the “limitation”). Any purported delivery of shares of our common stock upon conversion of notes shall be void and have no effect to the extent (but only to the extent) that such delivery would result in the converting holder becoming the beneficial owner of more than the limitation. If any delivery of shares of our common stock owed to a holder upon conversion of notes is not made, in whole or in part, as a result of the limitation, our obligation to make such delivery shall not be extinguished and we shall deliver such shares as promptly as practicable after any such converting holder gives notice to us that following such delivery such converting holder would not be the beneficial owner of more than 5.0% of the shares of common stock outstanding at such time. The limitation shall no longer apply following the effective date of any fundamental change, as defined in “—Fundamental Change Permits Holders to Require Us to Repurchase Notes.”

Settlement Upon Conversion

Upon conversion, we may choose to pay or deliver, as the case may be, either cash (“cash settlement”), shares of our common stock (“physical settlement”) or a combination of cash and shares of our common stock (“combination settlement”), as described below. We refer to each of these settlement methods as a “settlement method.”

All conversions occurring on or after the 25th scheduled trading day immediately preceding the maturity date will be settled using the same settlement method. Prior to the 25th scheduled trading day immediately preceding the maturity date, we will use the same settlement method for all conversions occurring on the same conversion date, but we will not have any obligation to use the same settlement method with respect to conversions that occur on different conversion dates. That is, we may choose for notes converted on one conversion date to settle conversions in physical settlement, and choose for notes converted on another conversion date to settle conversions in cash settlement or combination settlement. If we elect a settlement method, we will inform holders so converting, with a copy to the trustee and conversion agent (if other than the trustee), of the settlement method we have selected no later than the close of business on the trading day immediately following the related conversion date (or in the case of any conversions occurring on or after the 25th scheduled trading day immediately preceding the maturity date, no later than such date). If we do not elect a settlement method in a timely manner, we will be deemed to have elected physical settlement. If we elect combination settlement, but we do not timely notify converting holders of the specified dollar amount per $1,000 principal amount of notes, such specified dollar amount will be deemed to be $1,000. We will not settle any conversions through cash settlement or combination settlement if such settlement would be prohibited by our then outstanding debt instruments.

Settlement amounts will be computed as follows:

•

if we elect physical settlement, we will deliver to the converting holder in respect of each $1,000 principal amount of notes being converted a number of shares of common stock equal to the conversion rate;

•

if we elect cash settlement, we will pay to the converting holder in respect of each $1,000 principal amount of notes being converted an amount in cash equal to the sum of the daily conversion values for each of the 20 consecutive trading days during the related observation period; and

•

if we elect (or are deemed to have elected) combination settlement, we will pay or deliver, as the case may be, to the converting holder in respect of each $1,000 principal amount of notes being converted a “settlement amount” equal to the sum of the daily settlement amounts (as defined below) for each of the 20 consecutive trading days during the relevant observation period.

The “daily settlement amount,” for each of the 20 consecutive trading days during the observation period, shall consist of:

•

cash equal to the lesser of (i) the maximum cash amount per $1,000 principal amount of notes to be received upon conversion as specified in the notice specifying our chosen settlement method (the “specified dollar amount”), if any, divided by 20 (such quotient, the “daily measurement value”) and (ii) the daily conversion value; and

•

if the daily conversion value exceeds the daily measurement value, a number of shares equal to (i) the difference between the daily conversion value and the daily measurement value, divided by (ii) the daily VWAP (as defined below) for such trading day.

The “daily conversion value” means, for each of the 20 consecutive trading days during the observation period, one-twentieth of the product of (1) the conversion rate on such trading day and (2) the daily VWAP on such trading day.

The “daily VWAP” means, for each of the 20 consecutive trading days during the applicable observation period, the per share volume-weighted average price as displayed under the heading “Bloomberg VWAP” on Bloomberg page “BKCC <equity> AQR” (or its equivalent successor if such page is not available) in respect of the period from the scheduled open of trading until the scheduled close of trading of the primary trading session on such trading day (or if such volume-weighted average price is unavailable, the market value of one share of our common stock on such trading day determined, using a volume-weighted average method, by a nationally recognized independent investment banking firm retained for this purpose by us). The “daily VWAP” will be determined without regard to after-hours trading or any other trading outside of the regular trading session trading hours.

The “observation period” with respect to any note surrendered for conversion means:

•

if the relevant conversion date occurs prior to the 25th scheduled trading day immediately preceding the maturity date, the 20 consecutive trading day period beginning on, and including, the second trading day after such conversion date; and

•

if the relevant conversion date occurs on or after the 25th scheduled trading day immediately preceding the maturity date, the 20 consecutive trading days beginning on, and including, the 22nd scheduled trading day immediately preceding the maturity date.

For the purposes of determining amounts due upon conversion only, “trading day” means a day on which (i) there is no “market disruption event” (as defined below) and (ii) trading in our common stock generally occurs on The NASDAQ Global Select Market or, if our common stock is not then listed on The NASDAQ Global Select Market, on the principal other U.S. national or regional securities exchange on which our common stock is then listed or, if our common stock is not then listed on a U.S. national or regional securities exchange, on the principal other market on which our common stock is then listed or admitted for trading. If our common stock is not so listed or admitted for trading, “trading day” means a “business day.”

“Scheduled trading day” means a day that is scheduled to be a trading day on the principal U.S. national or regional securities exchange or market on which our common stock is listed or admitted for trading. If our common stock is not so listed or admitted for trading, “scheduled trading day” means a “business day.”

For the purposes of determining amounts due upon conversion, “market disruption event” means (i) a failure by the primary U.S. national or regional securities exchange or market on which our common stock is listed or admitted for trading to open for trading during its regular trading session or (ii) the occurrence or existence prior to 1:00 p.m., New York City time, on any scheduled trading day for our common stock for more than one half-hour period in the aggregate during regular trading hours of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant stock exchange or otherwise) in our common stock or in any options, contracts or future contracts relating to our common stock.

Except as described under “—Adjustment to Shares Delivered Upon Conversion Upon a Make-Whole Fundamental Change” and “—Recapitalizations, Reclassifications and Changes of Our Common Stock,” we will deliver the consideration due in respect of conversion on the third business day immediately following the relevant conversion date, if we elect physical settlement, or on the third business day immediately following the last trading day of the relevant observation period, in the case of any other settlement method.

We will deliver cash in lieu of any fractional share of common stock issuable upon conversion based on the daily VWAP on the relevant conversion date (in the case of physical settlement) or based on the daily VWAP on the last trading day of the relevant observation period (in the case of combination settlement).

Each conversion will be deemed to have been effected as to any notes surrendered for conversion on the conversion date; provided, however, that the person in whose name any shares of our common stock shall be issuable upon such conversion will become the holder of record of such shares as of the close of business on the conversion date (in the case of physical settlement) or the last trading day of the relevant observation period (in the case of combination settlement), in each case solely for the purpose of receiving or participating in any dividend, distribution, issuance, share split or combination, tender or exchange offer or any other event that would lead to a conversion rate adjustment as described under “—Conversion Rate Adjustments” below.

Conversion Rate Adjustments

The conversion rate will be adjusted as described below, except that we will not make any adjustments to the conversion rate if holders of the notes participate (other than in the case of a share split or share combination), at the same time and upon the same terms as holders of our common stock and solely as a result of holding the notes, in any of the transactions described below without having to convert their notes as if they held a number of shares of common stock equal to the conversion rate, multiplied by the principal amount (expressed in thousands) of notes held by such holder.

(1)	If we exclusively issue shares of our common stock as a dividend or distribution on shares of our common stock, or if we effect a share split or share combination, the conversion rate will be adjusted based on the following formula:

CR1 = CR0 x	OS1
OS0

where,

CR0 =

the conversion rate in effect immediately prior to the open of business on the ex-dividend date of such dividend or distribution, or immediately prior to the open of business on the effective date of such share split or combination, as applicable;

CR1 =	the conversion rate in effect immediately after the open of business on such ex-dividend date or effective date;

OS0 =

the number of shares of our common stock outstanding immediately prior to the open of business on such ex-dividend date or effective date before giving effect to such dividend, distribution, share split or share combination; and

OS1 =	the number of shares of our common stock outstanding immediately after giving effect to such dividend, distribution, share split or share combination.

Any adjustment made under this clause (1) shall become effective immediately after the open of business on the ex-dividend date for such dividend or distribution, or immediately after the open of business on the effective date for such share split or share combination, as applicable. If any dividend or distribution of the type described in this clause (1) is declared but not so paid or made, the conversion rate shall be immediately readjusted, effective as of the date our board of directors or a committee thereof determines not to pay such dividend or distribution, to the conversion rate that would then be in effect if such dividend or distribution had not been declared.

(2)	If we issue to all or substantially all holders of our common stock any rights, options or warrants entitling them, for a period of not more than 45 calendar days after the announcement date of such issuance, to subscribe for or purchase shares of our common stock at a price per share that is less than the average of the last reported sale prices of our common stock for the 10 consecutive trading day period ending on, and including, the trading day immediately preceding the date of announcement of such issuance, the conversion rate will be adjusted based on the following formula:

CR1 = CR0 x	OS0 + X
OS0 + Y

where,

CR0 =	the conversion rate in effect immediately prior to the open of business on the ex-dividend date for such issuance;

CR1 =	the conversion rate in effect immediately after the open of business on such ex-dividend date;

CS0 =	the number of shares of our common stock outstanding immediately prior to the open of business on such ex-dividend date;

X =	the total number of shares of our common stock issuable pursuant to such rights, options or warrants; and

Y =	the number of shares of our common stock equal to the aggregate price payable to exercise such rights, options or warrants, divided by the average of the last reported sale prices of our common stock over the 10 consecutive trading day period ending on, and including, the trading day immediately preceding the date of announcement of the issuance of such rights, options or warrants.

Any increase made under this clause (2) will be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the open of business on the ex-dividend date for such issuance. To the extent that shares of common stock are not delivered after the expiration of such rights, options or warrants, the conversion rate shall be decreased to the conversion rate that would then be in effect had the increase with respect to the issuance of such rights, options or warrants been made on the basis of delivery of only the number of shares of common stock actually delivered. If such rights, options or warrants are not so issued, the conversion rate shall be decreased to the conversion rate that would then be in effect if such ex-dividend date for such issuance had not occurred.

For the purpose of this clause (2) and for the purpose of the first bullet point under “—Conversion Upon Specified Corporate Events—Certain Distributions,” in determining whether any rights, options or warrants entitle the holders to subscribe for or purchase shares of the common stock at less than such average of the last reported sale prices for the 10 consecutive trading day period ending on, and including, the trading day immediately preceding the date of announcement of such issuance, and in determining the aggregate offering price of such shares of common stock, there shall be taken into account any consideration received by us for such rights, options or warrants and any amount payable on exercise or conversion thereof, the value of such consideration, if other than cash, to be determined by our board of directors or a committee thereof.

(3)	If we distribute shares of our capital stock, evidences of our indebtedness, other assets or property of ours or rights, options or warrants to acquire our capital stock or other securities, to all or substantially all holders of our common stock, excluding:

•	dividends, distributions or issuances as to which an adjustment was effected pursuant to clause (1) or (2) above;

•	dividends or distributions paid exclusively in cash; and

•	spin-offs as to which the provisions set forth below in this clause (3) shall apply; then the conversion rate will be adjusted based on the following formula:

CR1 = CR0 x	SP0
SP0 – FMV

where,

CR0 =	the conversion rate in effect immediately prior to the open of business on the ex-dividend date for such distribution;

CR1 =	the conversion rate in effect immediately after the open of business on such ex-dividend date;

SP0 =

the average of the last reported sale prices of our common stock over the 10 consecutive trading day period ending on, and including, the trading day immediately preceding the ex-dividend date for such distribution; and

FMV =	the fair market value (as determined by our board of directors or a committee thereof) of the shares of capital stock, evidences of indebtedness, assets, property, rights, options or warrants distributed with respect to each outstanding share of our common stock on the ex-dividend date for such distribution.

Any increase made under the portion of this clause (3) above will become effective immediately after the open of business on the ex-dividend date for such distribution. If such distribution is not so paid or made, the conversion rate shall be decreased to be the conversion rate that would then be in effect if such dividend or distribution had not been declared. Notwithstanding the foregoing, if “FMV” (as defined above) is equal to or greater than “SP0” (as defined above), in lieu of the foregoing increase, each holder of a note shall receive, in respect of each $1,000 principal amount thereof, at the same time and upon the same terms as holders of our common stock, the amount and kind of our capital stock, evidences of our indebtedness, other assets or property of ours or rights, options or warrants to acquire our capital stock or other securities that such holder would have received if such holder owned a number of shares of common stock equal to the conversion rate in effect on the ex-dividend date for the distribution.

With respect to an adjustment pursuant to this clause (3) where there has been a payment of a dividend or other distribution on our common stock of shares of capital stock of any class or series, or similar equity interest, of or relating to a subsidiary or other business unit, that are, or, when issued, will be, listed or admitted for trading on a U.S. national securities exchange, which we refer to as a “spin-off,” the conversion rate will be adjusted based on the following formula:

CR1 = CR0 x	FMV0 + MP0
MP0

where,

CR0 =	the conversion rate in effect immediately prior to the close of business on the last trading day of the valuation period (as defined below);

CR1 =	the conversion rate in effect immediately after the close of business on the last trading day of the valuation period;

FMV0 =

the average of the last reported sale prices of the capital stock or similar equity interest distributed to holders of our common stock applicable to one share of our common stock (determined by reference to the definition of last reported sale price set forth under “—Conversion Upon Satisfaction of Sale Price Condition” as if references therein to our common stock were to such capital stock or similar equity interest) over the first 10 consecutive trading day period after, and including, the ex-dividend date of the spin-off (the “valuation period”); and

MP0 =	the average of the last reported sale prices of our common stock over the valuation period.

The adjustment to the conversion rate under the preceding paragraph will occur on the last trading day of the valuation period; provided that (i) if the ex-dividend date for the spin-off is less than 10 trading days prior to, and including, the end of the valuation period in respect of any conversion, references in the preceding paragraph to 10 trading days shall be deemed to be replaced, solely in respect of that conversion, with such lesser number of trading days as have elapsed from, and including, the ex-dividend date for the spin-off to, and including, the last trading day of such valuation period; and (ii) in respect of any conversion during the valuation period, references in the preceding paragraph with respect to 10 trading days shall be deemed to be replaced with such lesser number of trading days as have elapsed between the ex-dividend date of such spin-off and the conversion date in determining the conversion rate.

(4)	If any cash dividend or distribution is made to all or substantially all holders of our common stock, other than a regular, quarterly cash dividend that does not exceed $0.18 per share (the “initial dividend threshold”), the conversion rate will be adjusted based on the following formula:

CR1 = CR0 x	SP0 – T
SP0 – C

where,

CR0 =	the conversion rate in effect immediately prior to the open of business on the ex-dividend date for such dividend or distribution;

CR1 =	the conversion rate in effect immediately after the open of business on the ex-dividend date for such dividend or distribution;

SP0 =	the last reported sale price of our common stock on the trading day immediately preceding the ex-dividend date for such dividend or distribution;

T =	the initial dividend threshold; provided that if the dividend or distribution is not a regular quarterly cash dividend, the initial dividend threshold will be deemed to be zero; and

C =	the amount in cash per share we distribute to holders of our common stock.

The initial dividend threshold is subject to adjustment in a manner inversely proportional to adjustments to the conversion rate; provided that no adjustment will be made to the initial dividend threshold for any adjustment to the conversion rate under this clause (4). Notwithstanding the foregoing, if at any time regular dividends are distributed other than on a quarterly basis, the dividend threshold amount shall be appropriately adjusted and shall apply to such regular dividends.

Any increase made under this clause (4) shall become effective immediately after the open of business on the ex-dividend date for such dividend or distribution. If such dividend or distribution is not so paid, the conversion rate shall be decreased, effective as of the date our board of directors or a committee thereof determines not to make or pay such dividend or distribution, to be the conversion rate that would then be in effect if such dividend or distribution had not been declared. Notwithstanding the foregoing, if “C” (as defined above)

is equal to or greater than “SP0” (as defined above), in lieu of the foregoing increase, each holder of a note shall receive, for each $1,000 principal amount of notes, at the same time and upon the same terms as holders of shares of our common stock, the amount of cash that such holder would have received if such holder owned a number of shares of our common stock equal to the conversion rate on the ex-dividend date for such cash dividend or distribution.

(5)	If we or any of our subsidiaries make a payment in respect of a tender or exchange offer for our common stock, to the extent that the cash and value of any other consideration included in the payment per share of common stock exceeds the last reported sale price of our common stock on the trading day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender or exchange offer, the conversion rate will be adjusted based on the following formula:

CR1 = CR0 x	AC + (SP1 x OS1)
OS0 x SP1

where,

CR0 =

the conversion rate in effect immediately prior to the close of business on the 10th trading day immediately following, and including, the trading day next succeeding the date such tender or exchange offer expires;

CR1 =

the conversion rate in effect immediately after the close of business on the 10th trading day immediately following, and including, the trading day next succeeding the date such tender or exchange offer expires;

AC =	the aggregate value of all cash and any other consideration (as determined by our board of directors or a committee thereof) paid or payable for shares purchased in such tender or exchange offer;

OS0 =

the number of shares of our common stock outstanding immediately prior to the date such tender or exchange offer expires (prior to giving effect to the purchase of all shares accepted for purchase or exchange in such tender or exchange offer);

OS1 =

the number of shares of our common stock outstanding immediately after the date such tender or exchange offer expires (after giving effect to the purchase of all shares accepted for purchase or exchange in such tender or exchange offer); and

SP1 =

the average of the last reported sale prices of our common stock over the 10 consecutive trading day period commencing on, and including, the trading day next succeeding the date such tender or exchange offer expires.

The adjustment to the conversion rate under the preceding paragraph will occur at the close of business on the 10th trading day immediately following, and including, the trading day next succeeding the date such tender or exchange offer expires; provided that (i) if the trading day next succeeding the expiration date of any tender or exchange offer is less than 10 trading days prior to, and including, the end of the valuation period in respect of any conversion, references within this clause (5) to 10 trading days shall be deemed to be replaced, solely in respect of that conversion, with such lesser number of trading days as have elapsed from, and including, the trading day next succeeding the expiration date to, and including, the last trading day of such valuation period; and (ii) in respect of any conversion within the 10 trading days immediately following, and including, the expiration date of any tender or exchange offer, references within this clause (5) to 10 trading days shall be deemed replaced with such lesser number of trading days as have elapsed from, and including, the trading day next succeeding the expiration date of such tender or exchange offer to, but excluding, the relevant conversion date in determining the conversion rate.

Notwithstanding the foregoing, if a conversion rate adjustment becomes effective on any ex-dividend date as described above, and a holder that has converted its notes on or after such ex-dividend date and on or prior to the related record date would be treated as the record holder of shares of our common stock as of the related conversion date as described under “—Settlement Upon Conversion” based on an adjusted conversion rate for such ex-dividend date, then, notwithstanding the foregoing conversion rate adjustment provisions, the conversion rate adjustment relating to such ex-dividend date will not be made for such converting holder. Instead, such holder will be treated as if such holder were the record owner of the shares of our common stock on an unadjusted basis and participate in the related dividend, distribution or other event giving rise to such adjustment.

Except as stated herein, we will not adjust the conversion rate for the issuance of shares of our common stock or any securities convertible into or exchangeable for shares of our common stock or the right to purchase shares of our common stock or such convertible or exchangeable securities.

As used in this section, “ex-dividend date” means the first date on which the shares of our common stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive the issuance, dividend or distribution in question, from us or, if applicable, from the seller of our common stock on such exchange or market (in the form of due bills or otherwise) as determined by such exchange or market.

To the extent permitted by law and the rules of The NASDAQ Global Select Market and any other securities exchange on which any of our securities are then listed, we may increase the conversion rate of the notes by any amount for a period of at least 20 business days if our board of directors or a committee thereof determines that such increase would be in our best interest. We may also (but are not required to) increase the conversion rate to avoid or diminish income tax to holders of our common stock or rights to purchase shares of our common stock in connection with a dividend or distribution of shares (or rights to acquire shares) or similar event.

A holder may, in some circumstances, including a distribution of cash dividends to holders of our shares of common stock, be deemed to have received a distribution subject to U.S. federal income tax as a result of an adjustment or the nonoccurrence of an adjustment to the conversion rate. For a discussion of the U.S. federal income tax treatment of an adjustment to the conversion rate, see “Supplement to Material U.S. Federal Tax Matters.”

To the extent that we have a rights plan in effect upon conversion of the notes into common stock, you will receive, in addition to any shares of common stock received in connection with such conversion, the rights under the rights plan, unless prior to any conversion, the rights have separated from the common stock, in which case, and only in such case, the conversion rate will be adjusted at the time of separation as if we distributed to all holders of our common stock, shares of our capital stock, evidences of indebtedness, assets, property, rights, options or warrants as described in clause (3) above, subject to readjustment in the event of the expiration, termination or redemption of such rights.

Notwithstanding any of the foregoing, the conversion rate will not be adjusted:

•

upon the issuance of any shares of our common stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on our securities and the investment of additional optional amounts in shares of our common stock under any plan;

•

upon the issuance of any shares of our common stock or options or rights to purchase those shares pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by us or any of our subsidiaries;

•

upon the issuance of any shares of our common stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security not described in the preceding bullet and outstanding as of the date the notes were first issued;

•	solely for a change in the par value of the common stock or a change in our jurisdiction of incorporation;

•

upon the repurchase of any shares of our common stock pursuant to an open-market share repurchase program or other buy-back transaction, including structured or derivative transactions, that is not a tender offer or exchange offer of the kind described under clause (5) above; or

•	for accrued and unpaid interest, if any.

Adjustments to the conversion rate will be calculated to the nearest 1/10,000th of a share. We will not be required to make an adjustment in the conversion rate unless the adjustment would require a change of at least 1% in the conversion rate. However, we will carry forward any adjustments that are less than 1% of the conversion rate and make such carried forward adjustment, regardless of whether the aggregate adjustment is less than 1%, on the conversion date for any notes and on each trading day of any observation period for any converted notes.

Recapitalizations, Reclassifications and Changes of Our Common Stock

In the case of:

•	any recapitalization, reclassification or change of our common stock (other than changes resulting from a subdivision or combination or a change solely in par value),

•	any consolidation, merger or combination involving us,

•	any sale, lease or other transfer to a third party of all or substantially all of our and our subsidiaries’ consolidated assets, or

•	any statutory share exchange,

in each case, as a result of which our common stock would be converted into, or exchanged for, stock, other securities, other property or assets (including cash or any combination thereof), then, at and after the effective time of the transaction, the right to convert each $1,000 principal amount of notes will be changed into a right to convert such principal amount of notes into the kind and amount of shares of stock, other securities or other property or assets (including cash or any combination thereof) that a holder of a number of shares of common stock equal to the conversion rate immediately prior to such transaction would have owned or been entitled to receive (the “reference property”) upon such transaction. However, at and after the effective time of the transaction, (i) we or the successor or acquiring company will continue to have the right to determine the form of consideration to be paid or delivered, as the case may be, upon conversion of notes, as set forth under “—Settlement Upon Conversion” and (ii)(x) any amount payable in cash upon conversion of the notes as set forth under “—Settlement Upon Conversion” will continue to be payable in cash, (y) any shares of our common stock that we would have been required to deliver upon conversion of the notes as set forth under “—Settlement Upon Conversion” will instead be deliverable in the amount and type of reference property that a holder of that number of shares of our common stock would have received in such transaction and (z) the daily VWAP will be calculated based on the value of a unit of reference property that a holder of one share of our common stock would have received in such transaction. If the transaction causes our common stock to be converted into, or exchanged for, the right to receive more than a single type of consideration (determined based in part upon any form of stockholder election), the reference property into which the notes will be convertible will be deemed to be the weighted average of the types and amounts of consideration received by the holders of our common stock that affirmatively make such an election. If the holders receive only cash in such transaction, then for all conversions that occur after the effective date of such transaction (i) the consideration due upon conversion of each $1,000 principal amount of notes shall be solely cash in an amount equal to the conversion rate in effect on the conversion date (as may be increased by any additional shares as described under “—Adjustment to Shares Due Upon Conversion Upon a Make-Whole Fundamental Change”), multiplied by the price paid per share of common stock in such transaction and (ii) we or the successor or acquiring company will satisfy our conversion obligation by paying cash to converting holders on the third business day immediately following the relevant conversion date. We will notify holders, the trustee and the conversion agent (if other than the trustee), in writing, of the weighted average as soon as practicable after such determination is made. We will agree in the indenture not to become a party to any such transaction unless its terms are consistent with the foregoing in all material respects.

In connection with any adjustment to the conversion rate described under “—Recapitalizations, Reclassifications and Changes of Our Common Stock,”, we will also adjust the initial dividend threshold (as defined under “—Conversion Rate Adjustments”), as reasonably determined by our board of directors or a committee thereof, based on the number of shares of common stock comprising the reference property and (if applicable) the value of any non-stock consideration comprising the reference property. If the reference property is composed solely of non-stock consideration, the initial dividend threshold will be zero.

Adjustments of Prices

Whenever any provision of the indenture requires us to calculate the last reported sale prices, the daily VWAPs, the daily conversion values or the daily settlement amounts over a span of multiple days (including an observation period and the “stock price” (as defined below) for purposes of a make-whole fundamental change), our board of directors or a committee thereof will make appropriate adjustments to each to account for any adjustment to the conversion rate that becomes effective, or any event requiring an adjustment to the conversion rate where the ex-dividend date of the event occurs, at any time during the period when the last reported sale prices, the daily VWAPs, the daily conversion values or the daily settlement amounts are to be calculated.

Adjustment to Shares Delivered Upon Conversion Upon a Make-Whole Fundamental Change

If a “fundamental change” (as defined in clauses (1), (2) or (4) below and determined after giving effect to any exceptions to or exclusions from such definition, but without regard to the proviso in clause (2) of the definition thereof, a “make-whole fundamental change”) occurs and a holder elects to convert its notes in connection with such make-whole fundamental change, we will, under certain circumstances, increase the conversion rate for the notes so surrendered for conversion by a number of additional shares of common stock (the “additional shares”), as described below. A conversion of notes will be deemed for these purposes to be “in connection with” such make-whole fundamental change if the notice of conversion of the notes is received by the conversion agent from, and including, the effective date of the make-whole fundamental change up to, and including, the business day immediately prior to the related fundamental change repurchase date (or, in the case of a make-whole fundamental change that would have been a fundamental change but for the proviso in clause (2) of the definition thereof, the 35th calendar day immediately following the effective date of such make-whole fundamental change).

Upon surrender of notes for conversion in connection with a make-whole fundamental change, we will, at our option, satisfy our conversion obligation by physical settlement, cash settlement or combination settlement, as described under “—Settlement Upon Conversion.” However, if the consideration for our common stock in any make-whole fundamental change described in clause (2) of the definition of fundamental change is composed entirely of cash, for any conversion of notes following the effective date of such make-whole fundamental change, the conversion obligation will be calculated based solely on the “stock price” for the transaction and will be deemed to be an amount of cash per $1,000 principal amount of converted notes equal to the conversion rate (including any adjustment as described in this section), multiplied by such stock price. In such event, the conversion obligation will be determined and paid to holders in cash on the third business day following the conversion date. We will notify holders, the trustee and conversion agent (if other than the trustee), in writing, of the effective date of any make-whole fundamental change and issue a press release announcing such effective date no later than five business days after such effective date.

The number of additional shares, if any, by which the conversion rate will be increased will be determined by reference to the table below, based on the date on which the make-whole fundamental change occurs or becomes effective (the “effective date”) and the price (the “stock price”) paid (or deemed to be paid) per share of our common stock in the make-whole fundamental change. If the holders of our common stock receive only cash in a make-whole fundamental change described in clause (2) of the definition of fundamental change, the stock price shall be the cash amount paid per share. Otherwise, the stock price shall be the average of the last reported sale prices of our common stock over the five trading day period ending on, and including, the trading day immediately preceding the effective date of the make-whole fundamental change.

The stock prices set forth in the column headings of the table below will be adjusted as of any date on which the conversion rate of the notes is otherwise adjusted. The adjusted stock prices will equal the stock prices immediately prior to such adjustment, multiplied by a fraction, the numerator of which is the conversion rate immediately prior to the adjustment giving rise to the stock price adjustment and the denominator of which is the conversion rate as so adjusted. The number of additional shares will be adjusted in the same manner and at the same time as the conversion rate as set forth under “—Conversion Rate Adjustments.”

The following table sets forth the number of additional shares to be received per $1,000 principal amount of notes for each stock price and effective date set forth below:

	Stock Price
Effective Date	$7.69	$7.75	$8.00	$8.46	$8.50	$8.75	$9.00	$9.25	$9.50	$10.00
6/13/2017	11.8217	11.1226	8.4325	4.4161	4.1235	2.4891	1.1911	0.2757	0.0189	0.0000
6/15/2018	11.8217	11.0929	8.3088	4.2305	3.9400	2.3543	1.1733	0.2757	0.0189	0.0000
6/15/2019	11.8217	11.0929	8.3038	4.1206	3.8259	2.2320	1.0689	0.2757	0.0189	0.0000
6/15/2020	11.8217	11.0929	8.1313	3.8073	3.5094	1.9280	0.8278	0.2043	0.0137	0.0000
6/15/2021	11.8217	10.7845	7.4050	2.7754	2.4812	1.0389	0.2500	0.0173	0.0000	0.0000
6/15/2022	11.8217	10.7845	6.7825	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000

The exact stock prices and effective dates may not be set forth in the table above, in which case

•

If the stock price is between two stock prices in the table or the effective date is between two effective dates in the table, the number of additional shares will be determined by a straight-line interpolation between the number of additional shares set forth for the higher and lower stock prices and the earlier and later effective dates, as applicable, based on a 365-day year.

•

If the stock price is greater than $10.00 per share (subject to adjustment in the same manner as the stock prices set forth in the column headings of the table above), no additional shares will be added to the conversion rate.

•

If the stock price is less than $7.69 per share (subject to adjustment in the same manner as the stock prices set forth in the column headings of the table above), no additional shares will be added to the conversion rate.

Notwithstanding the foregoing, in no event will the conversion rate per $1,000 principal amount of notes exceed 130.0390, subject to adjustment in the same manner as the conversion rate as set forth under “—Conversion Rate Adjustments.”

Our obligation to satisfy the additional shares requirement could be considered a penalty, in which case the enforceability thereof would be subject to general principles of reasonableness and equitable remedies.

Fundamental Change Permits Holders to Require Us to Repurchase Notes

If a “fundamental change” (as defined below in this section) occurs at any time, holders will have the right, at their option, to require us to repurchase for cash any or all of their notes, or any portion of the principal amount thereof that is equal to $1,000 or an integral multiple of $1,000. The price we are required to pay is equal to 100% of the principal amount of the notes to be repurchased, plus accrued and unpaid interest to, but excluding, the fundamental change repurchase date (unless the fundamental change repurchase date falls after a regular record date but on or prior to the interest payment date to which such regular record date relates, in which case we will instead pay the full amount of accrued and unpaid interest to the holder of record on such regular record date, and the fundamental change repurchase price will be equal to 100% of the principal amount of the notes to be repurchased). The fundamental change repurchase date will be a date specified by us that is not less than 20 or more than 35 calendar days following the date of our fundamental change notice as described below (and will be subject to postponement by a number of days by which our notice of the fundamental change is delivered to holders beyond the deadline set forth in the third immediately succeeding paragraph).

A “fundamental change” will be deemed to have occurred at the time after the notes are originally issued if any of the following occurs:

(1)	a “person” or “group” within the meaning of Section 13(d) of the Exchange Act, other than us, our subsidiaries and our and their employee benefit plans, has become the direct or indirect beneficial owner of our common equity representing more than 50% of the voting power of our common equity and files a Schedule 13D or Schedule TO or any other schedule, form or report under the Exchange Act disclosing such beneficial ownership;

(2)	the consummation of (A) any recapitalization, reclassification or change of our common stock (other than changes resulting from a subdivision or combination or a change solely in par value) as a result of which our common stock would be converted into, or exchanged for, stock, other securities, other property or assets; (B) any share exchange, consolidation or merger of us pursuant to which our common stock will be converted into cash, securities or other property; or (C) any sale, lease or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of us and our subsidiaries, taken as a whole, to any person other than one of our subsidiaries; provided, however, that a transaction described in clause (A) or (B) in which the holders of all classes of our common equity immediately prior to such transaction own, directly or indirectly, more than 50% of all classes of common equity of the continuing or surviving corporation or transferee or the parent thereof immediately after such transaction in substantially the same proportions as such ownership immediately prior to such transaction shall not be a fundamental change pursuant to this clause (2);

(3)	our stockholders approve any plan or proposal for the liquidation or dissolution of us; or

(4)	our common stock (or other common stock underlying the notes) ceases to be listed or quoted on any of The New York Stock Exchange, The NASDAQ Global Select Market or The NASDAQ Global Market (or any of their respective successors) or another U.S. national securities exchange for a period of 20 consecutive trading days.

A transaction or transactions described in clause (2) above will not constitute a fundamental change if at least 90% of the consideration received or to be received by our common stockholders, excluding cash payments for fractional shares or pursuant to statutory appraisal rights, in connection with such transaction or transactions consists of shares of common stock that are listed or quoted on any of The New York Stock Exchange, The NASDAQ Global Select Market or The NASDAQ Global Market (or any of their respective successors) (or another U.S. national securities exchange) or will be so listed or quoted when issued or exchanged in connection with such transaction or transactions and as a result of such transaction or transactions the notes become convertible into such consideration, excluding cash payments for fractional shares (subject to the provisions set forth above under “—Conversion Rights—Settlement Upon Conversion”).

On or before the 20th day after (i) the date that we knew or reasonably should have known that the fundamental change occurred, in the case of a fundamental change described under clause (1) of the definition thereof, or (ii) the date the fundamental change occurred, in the case of any other fundamental change, we will provide to all holders of the notes and the trustee, conversion agent (if other than the trustee) and paying agent a written notice of the occurrence of the fundamental change and of the resulting repurchase right. Such notice shall state, among other things:

•	the events causing a fundamental change;

•	the date of the fundamental change;

•	the last date on which a holder may exercise the repurchase right;

•	the fundamental change repurchase price;

•	the fundamental change repurchase date;

•	the name and address of the paying agent and the conversion agent, if applicable;

•	if applicable, the conversion rate and any adjustments to the conversion rate;

•

if applicable, that the notes with respect to which a fundamental change repurchase notice has been delivered by a holder may be converted only if the holder withdraws the fundamental change repurchase notice in accordance with the terms of the indenture; and

•	the procedures that holders must follow to require us to repurchase their notes.

Simultaneously with providing such notice, we will publish a notice containing this information in a newspaper of general circulation in The City of New York or publish the information on our website or through such other public medium as we may use at that time.

To exercise the fundamental change repurchase right, you must deliver, on or before the business day immediately preceding the fundamental change repurchase date, the notes to be repurchased, duly endorsed for transfer, together with a written repurchase notice and the form entitled “Form of Fundamental Change Repurchase Notice” on the reverse side of the notes duly completed, to the paying agent. Each repurchase notice must state:

•	if certificated, the certificate numbers of your notes to be delivered for repurchase or if not certificated, the notice must comply with appropriate DTC procedures;

•	the portion of the principal amount of notes to be repurchased, which must be $1,000 or an integral multiple thereof; and

•	that the notes are to be repurchased by us pursuant to the applicable provisions of the notes and the indenture.

Holders may withdraw any repurchase notice (in whole or in part) by a written notice of withdrawal delivered to the paying agent prior to the close of business on the business day immediately preceding the fundamental change repurchase date. The notice of withdrawal shall state:

•	the principal amount of the withdrawn notes;

•	if certificated notes have been issued, the certificate numbers of the withdrawn notes or, if not certificated, the notice must comply with appropriate DTC procedures; and

•	the principal amount, if any, which remains subject to the repurchase notice, which must be $1,000 or an integral multiple thereof.

We will be required to repurchase the notes surrendered for repurchase in accordance with the indenture on the fundamental change repurchase date, subject to extension if necessary to comply with the provisions of the Investment Company Act. Holders will receive payment of the fundamental change repurchase price on the later of (i) the fundamental change repurchase date and (ii) the time of book-entry transfer or the delivery of the notes to the paying agent. If on the fundamental change repurchase date the paying agent holds money sufficient to pay the fundamental change repurchase price of the notes for which holders have surrendered and not withdrawn repurchase notices on the fundamental change repurchase date, then:

•	the notes will cease to be outstanding and interest will cease to accrue (whether or not book-entry transfer of the notes is made or whether or not the notes are delivered to the paying agent); and

•	all other rights of the holder will terminate (other than the right to receive the fundamental change repurchase price upon delivery or transfer of the notes).

In connection with any repurchase offer pursuant to a fundamental change repurchase notice, we will, if required:

•	comply with the provisions of Rule 13e-4, Rule 14e-1 and any other tender offer rules under the Exchange Act that may then be applicable;

•	file a Schedule TO or any other required schedule under the Exchange Act; and

•	otherwise comply with all federal and state securities laws in connection with any offer by us to repurchase the notes;

in each case, so as to permit the rights and obligations under this “—Fundamental Change Permits Holders to Require Us to Repurchase Notes” to be exercised in the time and in the manner specified in the indenture.

No notes may be repurchased on any date at the option of holders upon a fundamental change if the principal amount of the notes has been accelerated, and such acceleration has not been rescinded, on or prior to such date (except in the case of an acceleration resulting from a default by us in the payment of the fundamental change repurchase price with respect to such notes).

The repurchase rights of the holders could discourage a potential acquirer of us. The fundamental change repurchase feature, however, is not the result of management’s knowledge of any specific effort to obtain control of us by any means or part of a plan by management to adopt a series of anti-takeover provisions.

The term fundamental change is limited to specified transactions and may not include other events that might adversely affect our financial condition. In addition, the requirement that we offer to repurchase the notes upon a fundamental change may not protect holders in the event of a highly leveraged transaction, reorganization, merger or similar transaction involving us.

The definition of fundamental change includes a phrase relating to the conveyance, transfer, sale, lease or disposition of “all or substantially all” of our consolidated assets. There is no precise, established definition of the phrase “substantially all” under applicable law. Accordingly, the ability of a holder of the notes to require us to repurchase its notes as a result of the conveyance, transfer, sale, lease or other disposition of less than all of our assets may be uncertain.

If a fundamental change were to occur, we may not have enough funds to pay the fundamental change repurchase price. Our ability to repurchase the notes for cash may be limited by restrictions on our ability to obtain funds for such repurchase through dividends from our subsidiaries, the terms of our then existing borrowing arrangements or otherwise. See “Risk Factors—Risks Relating to the Notes—We may not have, or have the ability to raise, the funds necessary to settle conversions of the notes or to repurchase the notes upon a fundamental change, and our debt may contain limitations on our ability to pay cash or deliver shares of our common stock upon conversion or repurchase of the notes.” If we fail to repurchase the notes when required following a fundamental change, we will be in default under the indenture. In addition, we have, and may in the future incur, other indebtedness with similar change in control provisions permitting our holders to accelerate or to require us to repurchase our indebtedness upon the occurrence of similar events or on some specific dates.

Consolidation, Merger and Sale of Assets

The indenture provides that we shall not consolidate with or merge with or into, or sell, convey, transfer or lease all or substantially all of our properties and assets to, another person, unless (i) the resulting, surviving or transferee person (if not us) is a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia, and such corporation (if not us) expressly assumes by supplemental indenture all of our obligations under the notes and the indenture; and (ii) immediately after giving effect to such transaction, no default or event of default has occurred and is continuing under the indenture. Upon any such consolidation, merger or sale, conveyance, transfer or lease, the resulting, surviving or transferee person (if not us) shall succeed to us, and may exercise every right and power of, ours under the indenture, and we shall be discharged from our obligations under the notes and the indenture except in the case of any such lease.

Although these types of transactions are permitted under the indenture, certain of the foregoing transactions could constitute a fundamental change permitting each holder to require us to repurchase the notes of such holder as described above.

An assumption by any person of obligations under the notes and the indenture might be deemed for U.S. federal income tax purposes to be an exchange of the notes for new notes by the holders thereof, resulting in recognition of gain or loss for such purposes and possibly other adverse tax consequences to the holders. Holders should consult their own tax advisors regarding the tax consequences of such an assumption.

Events of Default

Each of the following is an event of default:

(1)	default in any payment of interest on any note when due and payable and the default continues for a period of 30 days;

(2)	default in the payment of principal of any note when due and payable at its stated maturity, upon any required repurchase, upon declaration of acceleration, upon redemption or otherwise;

(3)	our failure to comply with our obligation to convert the notes in accordance with the indenture upon exercise of a holder’s conversion right, and such default is not cured within 5 business days;

(4)	our failure to give a fundamental change notice as described under “—Fundamental Change Permits Holders to Require Us to Repurchase Notes” or a notice of a specified corporate transaction as described under “—Conversion Rights—Conversion Upon Specified Corporate Events” and such failure is not cured within 10 days after the due date for such notice;

(5)	our failure for 60 consecutive days after written notice from the trustee or the holders of at least 25% in principal amount of the notes then outstanding has been received to comply with any of our other agreements contained in the notes or indenture;

(6)	default by us or any of our significant subsidiaries, as defined in Article 1, Rule 1-02 of Regulation S-X under the Exchange Act, with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $50 million in the aggregate of us and/or any such subsidiary, whether such indebtedness now exists or shall hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable or (ii) constituting a failure to pay the principal or interest of any such debt when due and payable at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise;

(7)	our failure to comply with the obligation set forth under “Investment Company Act—Section 18(a)(1)(A) as Modified by Section 61(a)(1)”;

(8)	(a) we or any of our significant subsidiaries, as defined in Article 1, Rule 1-02 of Regulation S-X under the Exchange Act, file for bankruptcy or (b) certain events of bankruptcy, insolvency, or reorganization of us or any of our significant subsidiaries, as defined in Article 1, Rule 1-02 of Regulation S-X under the Exchange Act occur and remain undischarged or unstayed for a period of 60 days; or

(9)	a final judgment for the payment of $50 million or more (excluding any amounts covered by insurance) rendered against us or any of our significant subsidiaries, as defined in Article 1, Rule 1-02 of Regulation S-X under the Exchange Act, which judgment is not discharged or stayed within 60 days after (i) the date on which the right to appeal thereof has expired if no such appeal has commenced, or (ii) the date on which all rights to appeal have been extinguished.

If an event of default occurs and is continuing, the trustee by notice to us, or the holders of at least 25% in principal amount of the outstanding notes by notice to us and the trustee, may declare 100% of the principal of and accrued and unpaid interest, if any, on all the notes to be due and payable. In case of certain events of bankruptcy, insolvency or reorganization involving us, but not any of our subsidiaries, 100% of the principal of and accrued and unpaid interest on the notes will automatically become due and payable. Upon such a declaration of acceleration, such principal and accrued and unpaid interest, if any, will be due and payable immediately.

The provisions described in the paragraph above, however, are subject to the condition that if, at any time after the principal of the notes shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained as provided in the indenture, we will pay or deliver, as the case may be, or will deposit with the trustee an amount of cash and/or shares of common stock sufficient to pay all matured installments of interest upon all the notes, all amounts of consideration due upon the conversion of any and all converted notes, and the principal of any and all notes which shall have become due otherwise than by acceleration (with interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the rate or rates, if any, specified in the notes to the date of such payment or deposit) and such amount as shall be sufficient to cover all amounts owing to the trustee and its agents and counsel, and if any and all events of default under the indenture, other than the non-payment of the principal of notes which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided in the indenture, then and in every such case the holders of a majority in aggregate principal amount of all the notes then outstanding, by written notice to us and to the trustee, may rescind and annul such declaration and its consequences, but no such rescission and annulment will extend to or shall affect any subsequent default or shall impair any right consequent on such default.

Notwithstanding the foregoing, the indenture will provide that, to the extent we elect, the sole remedy for an event of default relating to (1) our failure to file with the trustee pursuant to Section 314(a)(1) of the Trust Indenture Act any documents or reports that we are required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act or (2) our failure to comply with our obligations as set forth under “—Reports” below will, after the occurrence of such an event of default, consist exclusively of the right to receive additional interest on the notes at a rate equal to:

•

0.25% per annum of the principal amount of the notes outstanding for each day during the period beginning on, and including, the date on which such an event of default first occurs and ending on the earlier of (i) the date on which such event of default is cured or validly waived or (ii) the 180th day immediately following, and including, the date on which such event of default first occurred; and

•

if such event of default has not been cured or validly waived prior to the 181st day immediately following, and including, the date on which such event of default first occurred, 0.50% per annum of the principal amount of the notes outstanding for each day during the period beginning on, and including, the 181st day immediately following, and including, the date on which such event of default first occurred and ending on the earlier of (i) the date on which such event of default is cured or validly waived or (ii) the 365th day immediately following, and including, the date on which such event of default first occurred.

In no event will any additional interest payable by us as described above under this caption “—Events of Default” exceed 0.50% per annum.

If we so elect, such additional interest will be payable in the same manner and on the same dates as the stated interest payable on the notes. On the 366th day after such event of default (if the event of default relating to the reporting obligations is not cured or waived prior to such 366th day), the notes will be subject to acceleration as provided above. The provisions of the indenture described in this paragraph will not affect the rights of holders of notes in the event of the occurrence of any other event of default. In the event we do not elect to pay the additional interest following an event of default in accordance with this paragraph or we elected to make such payment but do not pay the additional interest when due, the notes will be immediately subject to acceleration as provided above.

In order to elect to pay the additional interest as the sole remedy during the first 365 days after the occurrence of an event of default relating to the failure to comply with the reporting obligations in accordance with the immediately preceding paragraph, we must notify in writing all holders of record of notes, the trustee and the paying agent of such election prior to the beginning of such 365-day period. Upon our failure to timely give such notice, the notes will be immediately subject to acceleration as provided above.

If any portion of the amount payable on the notes upon acceleration is considered by a court to be unearned interest (through the allocation of the value of the instrument to the embedded warrant or otherwise), the court could disallow recovery of any such portion.

The holders of a majority in principal amount of the outstanding notes may waive all past defaults (except with respect to nonpayment of principal or interest, with respect to the failure to deliver the consideration due upon conversion or with respect to a covenant that cannot be modified or amended without the consent of each holder) and rescind any such acceleration with respect to the notes and its consequences if (i) rescission would not conflict with any judgment or decree of a court of competent jurisdiction and (ii) all existing events of default, other than the nonpayment of the principal of and interest on the notes that have become due solely by such declaration of acceleration, have been cured or waived.

Each holder shall have the right to receive payment or delivery, as the case may be, of:

•	the principal (including the fundamental change repurchase price, if applicable) of;

•	accrued and unpaid interest, if any, on; and

•

the consideration due upon conversion of, its notes, on or after the respective due dates expressed or provided for in the indenture, or to institute suit for the enforcement of any such payment or delivery, as the case may be, and such right to receive such payment or delivery, as the case may be, on or after such respective dates shall not be impaired or affected without the consent of such holder.

If an event of default occurs and is continuing, the trustee will be under no obligation to exercise any of the rights or powers under the indenture at the request or direction of any of the holders unless such holders have offered to the trustee indemnity or security satisfactory to the trustee against any loss, liability or expense. Except to enforce the right to receive payment of principal or interest when due, or the right to receive payment or delivery of the consideration due upon conversion, no holder may pursue any remedy with respect to the indenture or the notes unless:

(1)	such holder has previously given the trustee notice that an event of default is continuing;

(2)	holders of at least 25% in principal amount of the outstanding notes have requested the trustee in writing to pursue the remedy;

(3)	such holders have offered the trustee security or indemnity satisfactory to it against any costs, loss, liability or expense (including fees and expenses of its counsel);

(4)	the trustee has not complied with such request within 60 days after the receipt of the request and the offer of security or indemnity; and

(5)	the holders of a majority in principal amount of the outstanding notes have not given the trustee a direction that, in the opinion of the trustee, is inconsistent with such request within such 60-day period.

Subject to certain restrictions and the trustee’s right to demand security or indemnity satisfactory to it in accordance with the indenture, the holders of a majority in principal amount of the outstanding notes are given the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee or of exercising any trust or power conferred on the trustee.

The indenture provides that in the event a responsible officer of the trustee has actual knowledge of, or the trustee receives written notice at the corporate trust office that, an event of default has occurred and is continuing, the trustee will be required in the exercise of its powers to use the degree of care that a prudent person would use in the conduct of its own affairs. The trustee, however, may refuse to follow any direction that conflicts with law or the indenture or that the trustee determines is unduly prejudicial to the rights of any other holder or that would involve the trustee in personal liability. Prior to taking any action under the indenture, the trustee will be entitled to indemnification or security satisfactory to it in its sole discretion against all losses, liabilities and expenses caused by taking or not taking such action.

The indenture provides that if a default occurs and is continuing and is actually known to a responsible officer of the trustee (or written notice thereof has been provided to the trustee at the corporate trust office), the trustee must mail to each holder notice of the default within 90 days after it occurs. Except in the case of a default in the payment of principal of or interest on any note or a default in the payment or delivery of the consideration due upon conversion, the trustee may withhold notice if and so long as the trustee in good faith determines that withholding notice is in the interests of the holders.

Modification and Amendment

Subject to certain exceptions, the indenture or the notes may be amended with the consent of the holders of at least a majority in principal amount of the notes then outstanding (including without limitation, consents obtained in connection with a repurchase of, or tender or exchange offer for, notes) and, subject to certain exceptions, any past default or compliance with any provisions may be waived with the consent of the holders of a majority in principal amount of the notes then outstanding (including, without limitation, consents obtained in connection with a repurchase of, or tender or exchange offer for, notes). However, without the consent of each holder of an outstanding note affected, no amendment may, among other things:

(1)	reduce the amount of notes whose holders must consent to an amendment;

(2)	reduce the rate of or extend the stated time for payment of interest on any note;

(3)	reduce the principal of or extend the stated maturity of any note;

(4)	make any change that adversely affects the conversion rights of any notes;

(5)	reduce the fundamental change repurchase price of any note or amend or modify in any manner adverse to the holders of notes our obligation to make such payments, whether through an amendment or waiver of provisions in the covenants, definitions or otherwise;

(6)	make any note payable in money other than that stated in the note;

(7)	impair the right of any holder to receive payment of principal and interest on such holder’s notes on or after the due dates therefor or to institute suit for the enforcement of any payment on or with respect to such holder’s notes; or

(8)	make any change in the amendment provisions that require each holder’s consent or in the waiver provisions, except to increase any such percentage or to provide that other provisions of the indenture cannot be modified or waived without the consent of the holder of each outstanding note affected thereby.

Without the consent of any holder, we and the trustee may amend the indenture without notice to:

(1)	cure or supplement any ambiguity, omission, defect or inconsistency;

(2)	provide for the assumption by a successor corporation of our obligations under the indenture;

(3)	add guarantees with respect to the notes;

(4)	secure the notes;

(5)	add to our covenants or events of default for the benefit of the holders or surrender any right or power conferred upon us;

(6)	comply with any requirement of the SEC in connection with the qualification of the indenture under the Trust Indenture Act;

(7)	conform the provisions of the indenture to the “Description of Notes” section in the preliminary prospectus supplement, as supplemented by the related pricing term sheet;

(8)	evidence and provide for the appointment under the indenture of a successor trustee; or

(9)	make any other change that does not adversely affect the interests of the holders of the notes in any material respect.

Holders do not need to approve the particular form of any proposed amendment. It will be sufficient if such holders approve the substance of the proposed amendment. After an amendment under the indenture becomes effective, we are required to mail to the holders a notice briefly describing such amendment. However, the failure to give such notice to all the holders, or any defect in the notice, will not impair or affect the validity of the amendment.

Discharge

We may satisfy and discharge our obligations under the indenture by delivering to the securities registrar for cancellation all outstanding notes or by depositing with the trustee or delivering to the holders, as applicable, after the notes have become due and payable, whether at maturity, any fundamental change repurchase date, upon conversion or otherwise, cash or cash and/or shares of common stock, solely to satisfy outstanding conversions, as applicable, sufficient to pay all of the outstanding notes and paying all other sums payable under the indenture by us. Such discharge is subject to terms contained in the indenture.

Calculations in Respect of Notes

Except as otherwise provided above under the heading “—Conversion Rights—Conversion Upon Satisfaction of Trading Price Condition,” we will be responsible for making all calculations called for under the notes. These calculations include, but are not limited to, determinations of the last reported sale prices of our common stock, accrued interest payable on the notes, any additional interest payable and the conversion rate of the notes. We will make all these calculations in good faith and, absent manifest error, our calculations will be final and binding on holders of notes. We will provide a schedule of our calculations to each of the trustee and the conversion agent, and each of the trustee and conversion agent is entitled to rely conclusively upon the accuracy of our calculations without independent verification. The trustee will forward or otherwise make available our calculations to any holder of notes upon the written request of that holder.

Reports

The indenture provides that any documents or reports that we are required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act must be filed by us with the trustee within 15 days after the same are required to be filed with the SEC (giving effect to any grace period provided by Rule 12b-25 under the Exchange Act). Documents filed by us with the SEC via the EDGAR system will be deemed to be filed with the trustee as of the time such documents are filed via EDGAR.

Investment Company Act—Section 18(a)(1)(A) as Modified by Section 61(a)(1)

We agree that for the period of time during which notes are outstanding, we will not violate, whether or not we are subject to, Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act or any successor provisions thereto of the Investment Company Act.

Trustee

Wilmington Trust, National Association is the trustee under the indenture. Except during the continuance of an Event of Default of which a responsible officer of the trustee shall have actual knowledge, the trustee need perform or be required to perform only those duties that are specifically set forth in the indenture and no others, and no implied covenants or obligations will be read into the indenture against the trustee. In case an Event of Default of which a responsible officer of the trustee shall have actual knowledge has occurred and is continuing, the trustee shall exercise those rights and powers vested in it by the indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. No provision of the indenture will require the trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties thereunder, or in the exercise of its rights or powers, unless it receives indemnity or security satisfactory to it against any loss, liability or expense.

References to the trustee shall, as appropriate, refer also to the paying agent, conversion agent, security registrar and authenticating agent, and such other entities shall be entitled to the same rights, immunities, protections and indemnities granted to the trustee.

Governing Law

The indenture provides that it and the notes, and any claim, controversy or dispute arising under or related to the indenture or the notes, will be governed by and construed in accordance with the laws of the State of New York.

Book-Entry, Settlement and Clearance

Global Notes

The notes will be initially issued in the form of one or more registered notes in global form, without interest coupons (the “global notes”). Upon issuance, each of the global notes will be deposited with the trustee as custodian for DTC and registered in the name of Cede & Co., as nominee of DTC.

Ownership of beneficial interests in a global note will be limited to persons who have accounts with DTC (“DTC participants”) or persons who hold interests through DTC participants. We expect that under procedures established by DTC:

•	upon deposit of a global note with DTC’s custodian, DTC will credit portions of the principal amount of the global note to the accounts of the DTC participants designated by the underwriters; and

•

ownership of beneficial interests in a global note will be shown on, and transfer of ownership of those interests will be effected only through, records maintained by DTC (with respect to interests of DTC participants) and the records of DTC participants (with respect to other owners of beneficial interests in the global note).

Beneficial interests in global notes may not be exchanged for notes in physical, certificated form except in the limited circumstances described below.

Book-Entry Procedures for Global Notes

All interests in the global notes will be subject to the operations and procedures of DTC. We provide the following summary of those operations and procedures solely for the convenience of investors. The operations and procedures of DTC are controlled by that settlement system and may be changed at any time. None of we, the trustee, security registrar, paying agent, conversion agent or the underwriters are responsible for those operations or procedures.

DTC has advised us that it is:

•	a limited purpose trust company organized under the laws of the State of New York;

•	a “banking organization” within the meaning of the New York State Banking Law;

•	a member of the Federal Reserve System;

•	a “clearing corporation” within the meaning of the Uniform Commercial Code; and

•	a “clearing agency” registered under Section 17A of the Exchange Act.

DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between its participants through electronic book-entry changes to the accounts of its participants. DTC’s participants include securities brokers and dealers, including the underwriters; banks and trust companies; clearing corporations and other organizations. Indirect access to DTC’s system is also available to others such as banks, brokers, dealers and trust companies; these indirect participants clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly. Investors who are not DTC participants may beneficially own securities held by or on behalf of DTC only through DTC participants or indirect participants in DTC.

So long as DTC’s nominee is the registered owner of a global note, that nominee will be considered the sole owner or holder of the notes represented by that global note for all purposes under the indenture. Except as provided below, owners of beneficial interests in a global note:

•	will not be entitled to have notes represented by the global note registered in their names;

•	will not receive or be entitled to receive physical, certificated notes; and

•

will not be considered the owners or holders of the notes under the indenture for any purpose, including with respect to the giving of any direction, instruction or approval to the trustee under the indenture.

As a result, each investor who owns a beneficial interest in a global note must rely on the procedures of DTC to exercise any rights of a holder of notes under the indenture (and, if the investor is not a participant or an indirect participant in DTC, on the procedures of the DTC participant through which the investor owns its interest).

Payments of principal and interest and of amounts due upon conversion with respect to the notes represented by a global note will be made by the trustee to DTC’s nominee as the registered holder of the global note. None of we, the trustee, security registrar, paying agent or conversion agent will have any responsibility or liability for the payment of amounts to owners of beneficial interests in a global note, for any aspect of the records relating to or payments made on account of those interests by DTC, or for maintaining, supervising or reviewing any records of DTC relating to those interests.

Payments by participants and indirect participants in DTC to the owners of beneficial interests in a global note will be governed by standing instructions and customary industry practice and will be the responsibility of those participants or indirect participants and DTC.

Transfers between participants in DTC will be effected under DTC’s procedures and will be settled in same-day funds.

Certificated Notes

Notes in physical, certificated form will be issued and delivered to each person that DTC identifies as a beneficial owner of the related notes only if:

•	DTC notifies us at any time that it is unwilling or unable to continue as depositary for the global notes and a successor depositary is not appointed within 90 days;

•	DTC ceases to be registered as a clearing agency under the Exchange Act and a successor depositary is not appointed within 90 days; or

•	an event of default with respect to the notes has occurred and is continuing and such beneficial owner requests that its notes be issued in physical, certificated form.

SUPPLEMENT TO MATERIAL U.S. FEDERAL TAX MATTERS

The following is a summary of certain U.S. federal income tax considerations relating to the ownership and disposition of the Notes and the shares of common stock into which the Notes may be converted. This discussion is based upon the Code, Treasury Regulations and judicial decisions and administrative interpretations thereof, all as of the date hereof and all of which are subject to change or differing interpretations, possibly with retroactive effect. No ruling from the Internal Revenue Service (“IRS”) has been or will be sought regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below.

This discussion applies only to a holder of Notes that acquires the Notes pursuant to this offering at the initial offering price and who holds the Notes as a capital asset (generally, property held for investment) under the Code. This discussion does not address any U.S. federal estate or gift tax consequences or any state, local or non-U.S. tax consequences. In addition, this discussion does not address all aspects of U.S. federal income taxation that may be applicable to investors in light of their particular circumstances, or to investors subject to special treatment under U.S. federal income tax law, including, but not limited to:

•	banks, insurance companies or other financial institutions;

•	persons subject to the alternative minimum tax;

•	cooperatives;

•	tax-exempt organizations;

•	dealers in securities;

•	expatriates;

•	foreign persons or entities (except to the extent set forth below);

•	persons deemed to sell the Notes or our common stock under the constructive sale provisions of the Code; or

•	persons that hold the Notes or our common stock as part of a straddle, hedge, conversion transaction or other integrated investment.

If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) owns Notes or our common stock, the tax treatment of a partner in the partnership will depend upon the status of the partner and the activities of the partnership. Partners in a partnership that owns the Notes or our common stock should consult their tax advisors as to the particular U.S. federal income tax consequences applicable to them.

We encourage investors to consult their tax advisors regarding the specific consequences of an investment in our Notes or ownership of our common stock, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

The Notes

Consequences to U.S. Holders

The following is a summary of certain U.S. federal income tax consequences that will apply to you if you are a U.S. Holder. For purposes of this summary, the term “U.S. Holder” means a beneficial owner of a Note that is, for U.S. federal income tax purposes (i) an individual who is a citizen or resident of the U.S., (ii) a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, that is created or organized under the laws of the U.S., any of the States or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust (A) if a court within the U.S. is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of such trust, or (B) that has made a valid election to be treated as a U.S. person for U.S. federal income tax purposes. For purposes of this summary, the term “Non-U.S. Holder” means a beneficial owner of a Note that is neither a U.S. Holder nor, for U.S. federal income tax purposes, an entity or arrangement treated as a partnership. Certain U.S. federal income tax consequences to Non-U.S. Holders are described under “The Notes—Consequences to Non-U.S. Holders” below.

Stated interest on the Notes

A U.S. Holder generally will be required to recognize interest as ordinary income at the time it is paid or accrued on the Notes in accordance with its regular method of accounting for U.S. federal income tax purposes. The Notes are not being issued with original issue discount for U.S. federal income tax purposes.

Sale, exchange, redemption or other taxable disposition of the Notes

Except as provided below under “The Notes—Consequences to U.S. Holders—Conversion of the Notes,” upon the sale, exchange, redemption or other taxable disposition of a Note, a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between (1) the sum of cash plus the fair market value of all other property received on such disposition (except to the extent such cash or property is attributable to accrued but unpaid interest, which, to the extent not previously included in income, generally will be taxable as ordinary income) and (2) its adjusted tax basis in the Note. Such capital gain or loss will be long-term capital gain or loss if, at the time of such taxable disposition, the U.S. Holder has held the Note for more than one year. A U.S. Holder’s adjusted tax basis in a Note will equal the amount the U.S. Holder pays for the Note reduced by the amounts of any payments other than stated interest. The deductibility of capital losses is subject to limitations.

Conversion of the Notes

Conversion of the Notes solely for cash. A conversion of a Note in exchange solely for cash will be treated as a taxable sale or exchange of the Note, as described above under “—Sale, exchange, redemption or other taxable disposition of the Notes.”

Conversion of the Notes for cash and common stock. The tax treatment of a conversion of a Note into a mix of cash and common stock is uncertain and subject to different characterizations. If we satisfy the conversion obligation in part cash and part common stock, we expect to treat the conversion as a recapitalization under Section 368(a)(1)(E) of the Code. Under that characterization, a holder would recognize gain equal to the lesser of (i) the excess of the fair market value of the common stock (including any fractional share) and cash received (excluding any amounts received that are attributable to accrued but unpaid interest, which, to the extent not previously included in income, would be taxable as such, and excluding any cash in lieu of a fractional share) over the holder’s tax basis in the Note, and (ii) the amount of cash received (less any cash attributable to accrued interest and any cash attributable to a fractional share). A holder would not be able to recognize any loss realized in the conversion (except with respect to cash received in lieu of a fractional share).

A holder’s adjusted tax basis in the common stock received in the recapitalization (excluding any common stock attributable to accrued but unpaid interest, the tax basis of which would equal the fair market value of such stock) would equal the holder’s tax basis in the corresponding Note (reduced by any basis allocable to a fractional share), less the amount of cash received (excluding cash attributable to accrued interest and any cash received in lieu of a fractional share), plus the amount of any taxable gain recognized on the conversion (other than with respect to a fractional share). A holder’s holding period for the common stock received would include the holding period for the corresponding Note surrendered in the conversion except that the holding period of any common stock received with respect to accrued interest would commence on the day after the date of receipt.

Alternatively, if the receipt of cash and common stock upon conversion of the Notes is not treated as a recapitalization, the cash payment generally would be treated as the proceeds from the redemption of a portion of the Notes and taxed as described above under “—Sale, exchange, redemption or other taxable disposition of the Notes,” and the common stock received would be treated as received upon a conversion of the Notes, which generally would not be taxable except to the extent of any common stock received with respect to accrued interest. In such case, although the law on this point is not entirely clear, a holder’s basis in the common stock received would equal a proportionate part (based on the relative fair market values of the common stock and the amount of cash received in the conversion) of the basis of the corresponding Note surrendered in the conversion and the holding period of the common stock received would include the period during which the holder held such Note, except that the holding period of any common stock received with respect to accrued interest would commence on the day after the date of receipt.

Cash received in lieu of a fractional share upon conversion of the Notes will generally be treated as a payment in exchange for the fractional share. Accordingly, the receipt of cash in lieu of a fractional share generally will result in the recognition of capital gain or loss measured by the difference between the cash received for the fractional share and the portion of the holder’s tax basis allocable to the fractional share. Any gain or loss recognized upon conversion of a Note (whether with respect to a fractional share or otherwise) will generally be treated in the same manner as described above under “—Sale, exchange, redemption or other taxable disposition of the Notes.” A holder’s tax basis in a fractional share will be determined by allocating its tax basis in the common stock received (including the fractional share deemed received) between the common stock actually received upon conversion and the fractional share, in accordance with their respective fair market values.

Holders are urged to consult their tax advisors concerning the tax treatment to them if the Notes are converted for a combination of our common stock and cash.

Conversion of Notes solely for common stock. Upon the conversion of Notes solely into our common stock (and cash in lieu of a fractional share), a holder generally will not recognize gain or loss on the conversion, except with respect to cash received in lieu of a fractional share, and other than amounts attributable to accrued interest which, if not previously included in income, will be taxable as such. A holder’s adjusted tax basis in our common stock received upon conversion of the Notes will equal its tax basis in the corresponding Note (reduced by any basis allocable to a fractional share), except that the tax basis of common shares that are attributable to accrued interest will equal the fair market value of such stock. A holder’s holding period for our common stock received will generally include the holding period for the corresponding Note surrendered in the conversion, except that the holding period of common stock received with respect to accrued interest will commence on the day after the date of receipt. Cash received in lieu of a fractional share upon conversion of the Notes will generally be treated as described above under “—Conversion of the Notes for cash and common stock.” Any gain or loss recognized upon conversion of a Note (whether with respect to a fractional share or otherwise) will generally be treated in the same manner as described under “—Sale, exchange, redemption or other taxable disposition of the Notes.” A holder’s tax basis in a fractional share will be determined by allocating its tax basis in the common stock received (including the fractional share deemed received) between the common stock actually received upon conversion and the fractional share, in accordance with their respective fair market values.

Constructive distributions

The conversion rate of the Notes will be adjusted in certain circumstances. Under Section 305(c) of the Code, an adjustment (or the failure to make an adjustment) that has the effect of increasing a U.S. Holder’s proportionate interest in our assets or earnings may in some circumstances result in a deemed distribution to such U.S. Holder for U.S. federal income tax purposes. Adjustments to the conversion rate made pursuant to a bona fide reasonable adjustment formula that has the effect of preventing the dilution of the interest of the U.S. Holders of the Notes, however, generally will not be deemed to result in such a distribution.

Certain of the possible conversion rate adjustments provided in the Notes will not qualify as being pursuant to such a bona fide reasonable adjustment formula. If such adjustments occur, a U.S. Holder will be deemed to have received a distribution even though it has not received any cash or property as a result of such adjustments. Generally, deemed distributions on the Notes would constitute dividends (and would be included in income as ordinary dividend income) to the extent made out of our current and accumulated earnings and profits, as determined under U.S. federal income tax rules. It is unclear whether such dividends would be eligible for the dividends-received deduction or the reduced maximum rate applicable to qualified dividend income. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. Holder’s adjusted tax basis in the Notes and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Holder. U.S. Holders are urged to consult their tax advisors concerning the tax treatment of such constructive dividends.

Medicare tax

Certain U.S. Holders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a portion of their “net investment income,” which includes interest on the Notes and capital gains from the sale or other disposition of the Notes.

Ownership and Disposition of Common Stock Received Upon Conversion

The tax consequences of owning and disposing of common stock received upon conversion of the notes are generally described in the accompanying prospectus under “Material U.S. Federal Tax Matters.”

Consequences to Non-U.S. Holders

The following is a summary of certain U.S. federal income tax consequences that will apply to you if you are a Non-U.S. Holder of the Notes.

Stated interest on the Notes

Subject to the discussion below under the heading “Foreign Account Tax Compliance Act,” stated interest paid or accrued to a Non-U.S. Holder will generally not be subject to U.S. federal income or withholding tax if the interest is not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, and the Non-U.S. Holder:

•	does not own, actually or constructively, 10% or more of the total combined voting power of all classes of our stock entitled to vote;

•	is not a “controlled foreign corporation” with respect to which we are, directly or indirectly, a “related person”;

•	is not a bank whose receipt of interest on the Notes is described in Section 881(c)(3)(A) of the Code; and

•

provides its name and address, and certifies, under penalties of perjury, that it is not a U.S. person (on a properly executed IRS Form W-8BEN or W-8BEN-E (or suitable successor or substitute form)), or holds its Notes through certain foreign intermediaries and satisfies the certification requirements of applicable Treasury Regulations.

If a Non-U.S. Holder does not qualify for an exemption under these rules, interest income from the Notes may be subject to withholding tax at the rate of 30% (or lower applicable treaty rate). Stated interest that is effectively connected with a Non-U.S. Holder’s conduct of a U.S. trade or business (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment), however, would not be subject to a 30% withholding tax so long as the Non-U.S. Holder provides us or our paying agent an adequate certification

(currently on IRS Form W-8ECI); such payments of interest generally would be subject to U.S. federal income tax on a net basis at the rates applicable to U.S. persons generally. In addition, if a Non-U.S. Holder is a foreign corporation and the stated interest is effectively connected with its conduct of a U.S. trade or business (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment), it may also be subject to a 30% (or lower applicable treaty rate) branch profits tax on its effectively connected earnings and profits for the taxable year, subject to adjustments. To claim the benefit of a tax treaty, a Non-U.S. Holder must provide a properly executed IRS Form W-8BEN or W-8BEN-E (or suitable successor or substitute form) to us or our paying agent before the payment of stated interest and may be required to obtain a U.S. taxpayer identification number and provide documentary evidence issued by foreign governmental authorities to prove residence in the foreign country.

Sale, exchange, redemption or other taxable disposition of the Notes

Subject to the discussion below under the heading “Foreign Account Tax Compliance Act,” any gain recognized on the sale, exchange, redemption or other taxable disposition of the Notes (except with respect to accrued and unpaid interest, which would be taxed as described under “The Notes—Consequences to Non-U.S. Holders—Stated interest on the Notes” above) generally will not be subject to U.S. federal income or withholding tax unless any of the following is true:

•

the Non-U.S. Holder’s investment in the Notes is effectively connected with its conduct of a U.S. trade or business (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment); or

•

the Non-U.S. Holder is a nonresident alien individual present in the U.S. for 183 or more days in the taxable year within which the sale, exchange, redemption or other disposition takes place and certain other requirements are met.

If a Non-U.S. Holder is a holder described in the first bullet point above, the net gain derived from the sale, exchange, redemption or other taxable disposition of its Notes generally will be subject to U.S. federal income tax on a net basis at the rates applicable to U.S. persons generally. In addition, if such Non-U.S. Holder is a foreign corporation, it may also be subject to a 30% (or lower applicable treaty rate) branch profits tax on its effectively connected earnings and profits for the taxable year, subject to adjustments. If a Non-U.S. Holder is a holder described in the second bullet point above, it will be subject to a flat 30% U.S. federal income tax on the gain derived from the sale, exchange, redemption or other taxable disposition of its Notes, which may be offset by U.S. source capital losses, even though it is not considered a resident of the United States.

Non-U.S. Holders should consult any applicable income tax treaties that may provide for different rules. In addition, Non-U.S. Holders are urged to consult their tax advisors regarding the tax consequences of the purchase, ownership and disposition of the Notes.

Conversion of the Notes

To the extent a Non-U.S. Holder recognizes any gain as a result of the a conversion of Notes (in accordance with the discussion of conversions under “Consequences to U.S. Holders—Conversions of the Notes”), including upon the receipt of cash in lieu of fractional shares upon conversion, such gain will generally be subject to the U.S. federal income tax rules described above under “—Sale, exchange, redemption or other taxable disposition of the Notes.” Any cash and the value of any portion of our common stock that is attributable to accrued interest on the Notes not previously recognized in income would be taxed as ordinary interest income and potentially subject to withholding tax as discussed above under “—Stated interest on the Notes.”

Constructive distributions

As described above in “The Notes—Consequences to U.S. Holders—Constructive distributions,” certain of the possible conversion rate adjustments provided in the Notes may result in a deemed distribution to a Non-U.S.

Holder for U.S. federal income tax purposes, notwithstanding the fact that the Non-U.S. Holder did not receive an actual distribution of cash or property. Any such constructive distribution received by a Non-U.S. Holder with respect to the Notes will be subject to withholding of U.S. federal income tax at a 30% rate (or lower applicable treaty rate), unless the deemed distribution is effectively connected with a U.S. trade or business of the Non-U.S. Holder and the Non-U.S. Holder satisfies applicable certification requirements (generally on IRS Form W-8ECI), in which case the deemed distributions will be subject to U.S. federal income tax on a net basis at the rates applicable to U.S. persons generally. If we pay withholding taxes on a Non-U.S. Holder’s behalf as a result of an adjustment to the conversion rate of the Notes, we may, at our option, set off such payments against payments of cash and common stock on the Notes. Non-U.S. Holders are urged to consult their tax advisors with respect to the U.S. federal income tax consequences resulting from an adjustment to the conversion rate of the Notes.

Foreign Account Tax Compliance Act

Withholding at a rate of 30% will be required on interest and constructive dividends in respect of, and after December 31, 2018, withholding at a rate of 30% will be required on gross proceeds from the sale of Notes held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution to the extent such interests or accounts are held by certain U.S. persons or by certain non U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. Accordingly, the entity through which Notes are held will affect the determination of whether such withholding is required. Similarly, payments of interest and constructive dividends in respect of, and after December 31, 2018, gross proceeds from the sale of, Notes held by an investor that is a non-financial non-U.S. entity, will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to the applicable withholding agent that such entity does not have any “substantial U.S. owners” or (ii) provides certain information regarding the entity’s “substantial U.S. owners,” which we will in turn provide to the Secretary of the Treasury. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. We will not pay an additional amount to investors in respect of any amounts withheld. Non U.S. Holders are encouraged to consult with their tax advisors regarding the possible implications of these rules on their investment.

Ownership and Disposition of Common Stock Received Upon Conversion

The tax consequences of owning and disposing of common stock received upon conversion of the notes are generally described in the accompanying prospectus under “Material U.S. Federal Tax Matters.”

UNDERWRITERS

Under the terms and subject to the conditions in an underwriting agreement dated the date of this prospectus supplement, the underwriters named below, for whom Morgan Stanley & Co. LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated are acting as representatives, have severally agreed to purchase, and we have agreed to sell to them, severally, the principal amount of the notes indicated below:

Name	Principal Amount of Notes
Morgan Stanley & Co. LLC	$39,788,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$34,114,000
BMO Capital Markets Corp.	$11,820,000
Citigroup Global Markets Inc.	$11,820,000
Credit Suisse Securities (USA) LLC	$10,183,000
Deutsche Bank Securities Inc.	$10,183,000
HSBC Securities (USA) Inc.	$7,092,000

Total:	$125,000,000

The underwriters are offering the notes subject to their acceptance of the notes from us and subject to prior sale. The underwriting agreement provides that the obligations of the several underwriters to pay for and accept delivery of the notes offered by this prospectus supplement are subject to the approval of certain legal matters by their counsel and to certain other conditions. The underwriters are obligated to take and pay for all of the notes offered by this prospectus supplement if any such notes are taken. However, the underwriters are not required to take or pay for the notes covered by the underwriters’ overallotment option described below.

After the initial offering of the notes, the offering price and other selling terms may from time to time be varied by the representatives.

We have granted to the underwriters an option, exercisable for 30 days from the date of this prospectus supplement, to purchase up to an additional $18,750,000 principal amount of the notes at the public offering price listed on the cover page of this prospectus supplement, less underwriting discounts and commissions, solely to cover overallotments. To the extent the option is exercised, each underwriter will become obligated, subject to certain conditions, to purchase about the same percentage of the principal amount of additional notes as the principal amount listed next to the underwriter’s name in the preceding table bears to the aggregate principal amount of the notes listed next to the names of all underwriters in the preceding table.

The following table shows the per note and total public offering price, underwriting discounts and commissions, and proceeds before expenses to us. These amounts are shown assuming both no exercise and full exercise of the underwriters’ overallotment option.

		Total
	Per Note	No Exercise	Full Exercise
Public offering price	$1,000	$125,000,000	$143,750,000
Underwriting discounts and commissions	$27.50	$3,437,500	$3,953,125
Proceeds, before expenses, to us	$972.50	$121,562,500	$139,796,875

The estimated offering expenses payable by us, exclusive of the underwriting discounts and commissions, are approximately $300,000. We have agreed to reimburse the underwriters for expenses relating to clearance of this offering with the Financial Industry Regulatory Authority.

The notes are a new issue of securities with no established trading market. We do not intend to list the notes on any national securities exchange. We have been advised by certain underwriters that they presently intend to make a market in the notes after completion of the offering as permitted by the applicable laws and regulations. Such underwriters are not obligated, however, to make a market in the notes and any such market-making may be discontinued at any time in the sole discretion of the underwriters without any notice. Accordingly, no assurance can be given as to the liquidity of, or development of a trading market for, the notes. If an active trading market for the notes does not develop, the market price and liquidity of the notes may be adversely affected.

We and our directors and officers have agreed that, without the prior written consent of Morgan Stanley & Co. LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated on behalf of the underwriters, we and they will not, during the period ending 60 days after the date of this prospectus supplement (the “restricted period”) subject to certain exceptions, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any shares of our common stock or any securities convertible into or exercisable or exchangeable for shares of our common stock; enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of our common stock; or file any registration statement with the Securities and Exchange Commission relating to the offering of any shares of our common stock or any securities convertible into or exercisable or exchangeable for common stock; whether any such transaction described above is to be settled by delivery of our common stock or such other securities, in cash or otherwise.

The foregoing restrictions do not apply to (i) the issuance of the notes, (ii) the issuance of our common stock upon conversion of the notes, (iii) the issuance of our common stock pursuant to our dividend reinvestment plan, (iv) transactions by any person other than us relating to shares of common stock or other securities acquired in open market transactions after the completion of the offering of the notes; provided that no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is required or voluntarily made in connection with subsequent sales of the common stock or other securities acquired in such open market transactions, or (v) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of common stock, provided that (a) such plan does not provide for the transfer of common stock during the restricted period and (b) to the extent a public announcement or filing under the Exchange Act, if any, is required or voluntarily made regarding the establishment of such plan, such announcement or filing shall include a statement to the effect that no transfer of common stock may be made under such plan during the restricted period.

Morgan Stanley & Co. LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, in their sole discretion, may release the common stock and other securities subject to the lock-up agreements described above in whole or in part at any time.

In order to facilitate the offering of the notes, the underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the notes. Specifically, the underwriters may sell more notes than they are obligated to purchase under the underwriting agreement, creating a short position. A short sale is covered if the short position is no greater than the number of notes available for purchase by the underwriters under the overallotment option. The underwriters can close out a covered short sale by exercising the option or purchasing Notes in the open market. In determining the source of notes to close out a covered short sale, the underwriters will consider, among other things, the open market price of notes compared to the price available under their overallotment option. The underwriters may also sell notes in excess of their overallotment option, creating a naked short position. The underwriters must close out any naked short position by purchasing notes in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the notes in the open market after pricing that could adversely affect investors who purchase in this offering. As an additional means of facilitating this offering, the underwriters may bid for, and purchase, notes in the open market to stabilize the price of the notes. These activities may raise or maintain the market price of the notes above independent market levels or prevent or retard a decline in the market price of the notes. The underwriters are not required to engage in these activities and may end any of these activities at any time.

We and the underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act.

A prospectus supplement in electronic format may be made available on websites maintained by one or more underwriters, or selling group members, if any, participating in this offering. The representatives may agree to allocate a principal amount of notes to underwriters for sale to their online brokerage account holders. Internet distributions will be allocated by the representatives to underwriters that may make Internet distributions on the same basis as other allocations.

The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. Certain of the underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for us, for which they received or will receive customary fees and expenses.

In addition, in the ordinary course of their various business activities, the underwriters and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers and may at any time hold long and short positions in such securities and instruments. Such investment and securities activities may involve our securities and instruments. The underwriters and their respective affiliates may also make investment recommendations or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long or short positions in such securities and instruments.

Proceeds of this offering may be used to repay outstanding indebtedness, including indebtedness under the Credit Facility. Affiliates of certain of the underwriters are lenders under the Credit Facility. Accordingly, to the extent proceeds of this offering are used to repay outstanding indebtedness under the Credit Facility, affiliates of the underwriters may receive more than 5% of the proceeds of this offering.

The principal business address of Morgan Stanley & Co. LLC is 1585 Broadway, New York, New York 10036. The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is One Bryant Park, New York, New York 10036.

Other Jurisdictions

The notes offered by this prospectus supplement may not be offered or sold, directly or indirectly, nor may this prospectus supplement or any other offering material or advertisements in connection with the offer and sale of any such notes be distributed or published in any jurisdiction, except under circumstances that will result in compliance with the applicable rules and regulations of that jurisdiction. Persons into whose possession this prospectus supplement comes are advised to inform themselves about and to observe any restriction relating to the offering and the distribution of this prospectus supplement. This prospectus supplement does not constitute an offer to sell or a solicitation of an offer to buy the notes offered by this prospectus supplement in any jurisdiction in which such an offer or a solicitation is unlawful.

Notice to Prospective Investors in the Dubai International Financial Centre

This prospectus supplement relates to an Exempt Offer in accordance with the Offered Securities Rules of the Dubai Financial Services Authority (“DFSA”). This prospectus supplement is intended for distribution only to persons of a type specified in the Offered Securities Rules of the DFSA. It must not be delivered to, or relied on by, any other person. The DFSA has no responsibility for reviewing or verifying any documents in connection with Exempt Offers. The DFSA has not approved this prospectus supplement nor taken steps to verify the information set forth herein and has no responsibility for the prospectus supplement. The notes to which this prospectus supplement relates may be illiquid and/or subject to restrictions on their resale. Prospective purchasers of the notes offered should conduct their own due diligence on the notes. If you do not understand the contents of this prospectus supplement you should consult an authorized financial advisor.

Notice to Prospective Investors in Australia

No placement document, prospectus, product disclosure statement or other disclosure document has been lodged with the Australian Securities and Investments Commission (“ASIC”), in relation to the offering. This prospectus supplement does not constitute a prospectus, product disclosure statement or other disclosure document under the Corporations Act 2001 (the “Corporations Act”), and does not purport to include the information required for a prospectus, product disclosure statement or other disclosure document under the Corporations Act.

Any offer in Australia of the notes may only be made to persons (the “Exempt Investors”) who are “sophisticated investors” (within the meaning of section 708(8) of the Corporations Act), “professional investors” (within the meaning of section 708(11) of the Corporations Act) or otherwise pursuant to one or more exemptions contained in section 708 of the Corporations Act so that it is lawful to offer the notes without disclosure to investors under Chapter 6D of the Corporations Act.

The notes applied for by Exempt Investors in Australia must not be offered for sale in Australia in the period of 12 months after the date of allotment under the offering, except in circumstances where disclosure to investors under Chapter 6D of the Corporations Act would not be required pursuant to an exemption under section 708 of the Corporations Act or otherwise or where the offer is pursuant to a disclosure document which complies with Chapter 6D of the Corporations Act.

Further, any common stock issued on conversion of the notes must not be offered for sale in Australia in the period of 12 months after the date of issue of that common stock except in circumstances where disclosure to investors under Chapter 6D of the Corporations Act would not be required pursuant to an exemption under section 708 of the Corporations Act or otherwise or where the offer is pursuant to a disclosure document which complies with Chapter 6D of the Corporations Act. Any person acquiring notes or common stock must observe such Australian on-sale restrictions.

This prospectus supplement contains general information only and does not take account of the investment objectives, financial situation or particular needs of any particular person. It does not contain any securities recommendations or financial product advice. Before making an investment decision, investors need to consider whether the information in this prospectus supplement is appropriate to their needs, objectives and circumstances, and, if necessary, seek expert advice on those matters.

Notice to Prospective Investors in Hong Kong

The notes have not been offered or sold and will not be offered or sold in Hong Kong, by means of any document, other than (a) to “professional investors” as defined in the Securities and Futures Ordinance (Cap. 571) of Hong Kong and any rules made under that Ordinance; or (b) in other circumstances which do not result in the document being a “prospectus” as defined in the Companies Ordinance (Cap. 32) of Hong Kong or which do not constitute an offer to the public within the meaning of that Ordinance. No advertisement, invitation or document relating to the notes has been or may be issued or has been or may be in the possession of any person for the purposes of issue, whether in Hong Kong or elsewhere, which is directed at, or the contents of which are likely to be accessed or read by, the public of Hong Kong (except if permitted to do so under the securities laws of Hong Kong) other than with respect to notes which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” as defined in the Securities and Futures Ordinance and any rules made under that Ordinance.

Notice to Prospective Investors in Brazil

For purposes of Brazilian law, this offer of securities is addressed to you personally, for your sole benefit, and is not to be transmitted to anyone else, to be relied upon elsewhere or for any other purpose either quoted or referred to in any other public or private document or to be filed with anyone without our prior, express and written consent.

This offering has not been and will not be registered under Brazilian Federal Law No. 6385/76 or under any other Brazilian securities law or regulation. Accordingly, the notes and the offering have not been and will not be registered with the Brazilian Securities Exchange Commission (CVM).

Therefore, as this prospectus supplement does not constitute or form part of any public offering to sell or solicitation of a public offering to buy the notes, the offering and THE NOTES OFFERED HEREBY HAVE NOT BEEN, AND WILL NOT BE, AND MAY NOT BE OFFERED FOR SALE OR SOLD IN BRAZIL EXCEPT IN CIRCUMSTANCES WHICH DO NOT CONSTITUTE A PUBLIC OFFERING OR DISTRIBUTION UNDER BRAZILIAN LAWS AND REGULATIONS. DOCUMENTS RELATING TO THE NOTES, AS WELL AS THE INFORMATION CONTAINED THEREIN, MAY NOT BE SUPPLIED TO THE PUBLIC, AS A PUBLIC OFFERING IN BRAZIL OR BE USED IN CONNECTION WITH ANY OFFER FOR SUBSCRIPTION OR SALE OF THE NOTES TO THE PUBLIC IN BRAZIL.

Notice to Residents of the People’s Republic of China (excluding Hong Kong, Macau and Taiwan)

This prospectus supplement does not constitute a recommendation to acquire, an invitation to apply for or buy, or an offer to apply for or buy, a solicitation of interest in the application or purchase, of any securities, any interest in any securities investment fund or any other financial investment product, in the People’s Republic of China (for the purpose of this prospectus supplement, excluding Taiwan, Hong Kong and Macau) (“PRC”). This prospectus supplement is solely for use by Qualified Domestic Institutional Investors and other qualified investors duly licensed in accordance with applicable laws of the PRC and must not be circulated or disseminated in the PRC for any other purpose. Any person or entity resident in the PRC must satisfy himself/itself that all applicable PRC laws and regulations have been complied with, and all necessary government approvals and licenses (including any investor qualification requirements) have been obtained, in connection with his/its investment outside of the PRC.

LEGAL MATTERS

Certain legal matters in connection with the securities offered by this prospectus supplement and accompanying prospectus will be passed upon for us by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York. Attorneys at Skadden, Arps, Slate, Meagher & Flom LLP involved in the representation of the Company beneficially own less than .12 percent of our common stock outstanding at June 6, 2017. Certain legal matters will be passed upon for the underwriters by Freshfields Bruckhaus Deringer US LLP.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is our independent registered public accounting firm.

ADDITIONAL INFORMATION

We have filed a registration statement with the SEC on Form N-2, including amendments, relating to the securities we are offering. This prospectus supplement does not contain all of the information set forth in the registration statement, including any exhibits and schedules it may contain. For further information concerning us or the securities we are offering, please refer to the registration statement. Statements contained in this prospectus supplement as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of any contract or other document filed as an exhibit to the registration statement. Each statement is qualified in all respects by this reference.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Securities Exchange Act of 1934. This information and the information specifically regarding how we voted proxies relating to portfolio securities for the period ended March 31, 2017, are available free of charge by contacting us at 40 East 52nd Street, New York, NY 10022 or by telephone at toll-free (212) 810-5800. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington D.C. 20549-0102. In addition, the SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC at http://www.sec.gov.

No dealer, salesperson or other individual has been authorized to give any information or to make any representation other than those contained in this prospectus supplement and, if given or made, such information or representations must not be relied upon as having been authorized by us or the underwriters. This prospectus supplement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which such an offer or solicitation is not authorized or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation. Neither the delivery of this prospectus supplement nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in our affairs or that information contained herein is correct as of any time subsequent to the date hereof.

F-1

FINANCIAL STATEMENTS

BlackRock Capital Investment Corporation

Consolidated Statements of Assets and Liabilities

(Unaudited)

	March 31, 2017	December 31, 2016
Assets
Investments at fair value:
Non-controlled, non-affiliated investments (cost of $516,840,220 and $586,176,755)	$499,672,950	$512,308,390
Non-controlled, affiliated investments (cost of $163,687,457 and $112,640,458)	157,700,576	109,342,171
Controlled investments (cost of $297,471,394 and $322,768,014)	281,471,923	309,472,929

Total investments at fair value (cost of $977,999,071 and $1,021,585,227)	938,845,449	931,123,490
Cash and cash equivalents	38,454,730	10,707,834
Receivable for investments sold	1,068,403	449,578
Interest, dividends and fees receivable	8,821,918	10,750,723
Prepaid expenses and other assets	3,750,794	4,035,866

Total Assets	$990,941,294	$957,067,491

Liabilities
Debt	$370,942,454	$335,667,906
Interest payable	1,164,381	3,041,680
Distributions payable	13,105,358	15,262,010
Base management fees payable	4,523,857	4,860,614
Accrued administrative services	334,926	—
Other accrued expenses and payables	2,422,593	1,914,912

Total Liabilities	392,493,569	360,747,122

Net Assets
Common stock, par value $.001 per share, 200,000,000 common shares authorized, 77,359,512 and 77,228,207 issued and 72,807,547 and 72,676,242 outstanding	77,359	77,228
Paid-in capital in excess of par	878,203,006	877,300,709
Undistributed / (Distributions in excess of) net investment income	(6,505,710)	(7,965,655)
Accumulated net realized loss	(196,144,003)	(144,527,577)
Net unrealized appreciation (depreciation)	(40,880,106)	(92,261,515)
Treasury stock at cost, 4,551,965 and 4,551,965 shares held	(36,302,821)	(36,302,821)

Total Net Assets	598,447,725	596,320,369

Total Liabilities and Net Assets	$990,941,294	$957,067,491

Net Asset Value Per Share	$8.22	$8.21

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Consolidated Statements of Operations

(Unaudited)

	Three months ended
	March 31, 2017	March 31, 2016
Investment Income:
Interest income:
Non-controlled, non-affiliated investments	$12,761,717	$21,739,442
Non-controlled, affiliated investments	3,661,681	1,385,267
Controlled investments	5,836,468	4,355,621

Total interest income	22,259,866	27,480,330
Fee income:
Non-controlled, non-affiliated investments	298,897	786,283
Non-controlled, affiliated investments	286,295	—
Controlled investments	32,249	25,000

Total fee income	617,441	811,283

Dividend income:
Non-controlled, non-affiliated investments	470,724	202,083
Non-controlled, affiliated investments	189,026	541,188
Controlled investments	1,397,351	802,285

Total dividend income	2,057,101	1,545,556

Total investment income	24,934,408	29,837,169

Expenses:
Base management fees	4,523,857	5,690,490
Interest and credit facility fees	3,987,080	4,655,999
Incentive management fees (See Note 3)	809,183	—
Professional fees	565,110	544,625
Administrative services	334,926	470,000
Director fees	172,500	173,500
Investment advisor expenses	87,500	87,500
Other	698,135	736,806

Total expenses, before incentive management fee waiver	11,178,291	12,358,920
Incentive management fee waiver (See Note 3)	(809,183)	—

Expenses, net of incentive management fee waiver	10,369,108	12,358,920

Net Investment Income	14,565,300	17,478,249

Realized and Unrealized Gain (Loss):
Net realized gain (loss):
Non-controlled, non-affiliated investments	(53,991,961)	34,884
Non-controlled, affiliated investments	—	—
Controlled investments	2,375,535	—

Net realized gain (loss)	(51,616,426)	34,884

Net change in unrealized appreciation (depreciation) on:
Non-controlled, non-affiliated investments	56,701,095	(56,989,762)
Non-controlled, affiliated investments	(2,688,594)	6,238,926
Controlled investments	(2,704,387)	(5,380,163)
Foreign currency translation	73,295	443,097

Net change in unrealized appreciation (depreciation)	51,381,409	(55,687,902)

Net realized and unrealized gain (loss)	(235,017)	(55,653,018)

Net Increase (Decrease) in Net Assets Resulting from Operations	$14,330,283	$(38,174,769)

Net Investment Income Per Share—basic	$0.20	$0.24

Earnings (Loss) Per Share—basic	$0.20	$(0.52)

Average Shares Outstanding—basic	72,804,629	73,106,678

Net Investment Income Per Share—diluted	$0.20	$0.23

Earnings (Loss) Per Share—diluted	$0.20	$(0.52)

Average Shares Outstanding—diluted	82,701,357	73,106,678

Distributions Declared Per Share	$0.18	$0.21

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Consolidated Statements of Changes in Net Assets

(Unaudited)

	Three months ended
	March 31, 2017	March 31, 2016
Net Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income (loss)	$14,565,300	$17,478,249
Net realized gain (loss)	(51,616,426)	34,884
Net change in unrealized appreciation (depreciation)	51,381,409	(55,687,902)

Net increase (decrease) in net assets resulting from operations	14,330,283	(38,174,769)

Distributions to Stockholders from:
Net investment income	(13,105,358)	(15,300,058)

Capital Share Transactions:
Reinvestment of distributions	902,431	1,053,835
Purchases of treasury stock	—	(12,009,486)

Net increase (decrease) in net assets resulting from capital share transactions	902,431	(10,955,651)

Total Increase (Decrease) in Net Assets	2,127,356	(64,430,478)
Net assets at beginning of period	596,320,369	753,752,615

Net assets at end of period	$598,447,725	$689,322,137

Capital Share Activity:
Shares issued from reinvestment of distributions	131,305	120,445
Shares from purchases of treasury stock	—	(1,362,213)

Net increase (decrease) in shares outstanding	131,305	(1,241,768)

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Consolidated Statements of Cash Flows

(Unaudited)

	Three months ended
	March 31, 2017	March 31, 2016
Operating Activities:
Net increase (decrease) in net assets resulting from operations	$14,330,283	$(38,174,769)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations:
PIK interest and dividends	(4,686,549)	(2,790,147)
Net amortization on investments	(879,953)	(768,198)
Amortization of debt issuance costs	392,036	432,515
Net change in unrealized (appreciation) depreciation on investments	(51,308,114)	56,130,999
Net change in unrealized (appreciation) depreciation on foreign currency translation	(73,295)	(443,097)
Net realized (gain) loss on investments	51,616,426	(34,884)
Changes in operating assets:
Purchase of investments	(117,640,635)	(94,733,750)
Proceeds from disposition of investments	114,368,838	32,905,670
Change in receivable for investments sold	262,500	471,648
Change in interest, dividend and fee receivable	1,928,805	1,253,902
Change in prepaid expenses and other assets	(106,964)	(1,364,607)
Changes in operating liabilities:
Change in interest payable	(1,877,299)	(6,522,750)
Change in base management fees payable	(336,757)	(295,965)
Change in accrued administrative services	334,926	250,083
Change in other accrued expenses and payables	507,678	182,023

Net cash provided by (used in) operating activities	6,831,926	(53,501,327)

Financing Activities:
Distributions paid in cash	(14,359,584)	(14,506,994)
Proceeds from debt	71,274,554	276,060,840
Repayments of debt	(36,000,000)	(198,000,000)
Purchases of treasury stock	—	(12,009,486)

Net cash provided by (used in) financing activities	20,914,970	51,544,360

Net increase (decrease) in cash and cash equivalents	27,746,896	(1,956,967)
Cash and cash equivalents, beginning of period	10,707,834	12,414,200

Cash and cash equivalents, end of period	$38,454,730	$10,457,233

Supplemental disclosure of cash flow information and non-cash financing activities:
Cash paid during period for:
Interest	$5,145,724	$10,476,375
Taxes	$36,611	$166,033
Distributions reinvested	$902,431	$1,053,835

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Consolidated Schedules of Investments

March 31, 2017

(Unaudited)

Portfolio Company	Industry	Interest Rate	Maturity	Principal Amount or Number of Shares/Units	Cost(a)	Fair Value(b)
Senior Secured Notes—10.9%
Advanced Lighting Technologies, Inc., First Lien(d)(j)	Capital Equipment	12.50% (5.25% Cash / 7.25% PIK)	6/1/19	$21,050,000	$5,000,000	$6,315,000
AGY Holding Corp., Second Lien(f)(j)	Chemicals, Plastics, & Rubber	11.00%	11/15/18	21,762,500	21,444,974	21,218,438
Wink Holdco, Inc., Second Lien(j)	Insurance	11.00% (L + 1000, 1.00% Floor)	9/30/22	37,500,000	36,865,611	37,500,000

Total Senior Secured Notes					63,310,585	65,033,438

Unsecured Debt—21.3%
CB-HDT Holdings, Inc.(d)(g)(j)	Aerospace & Defense	12.00% PIK	12/15/19	4,477,360	4,477,360	4,477,360
Gordon Brothers Finance Company(g)(p)	Finance	12.00% (L + 1100, 1.00% Floor)	10/31/21	88,135,608	88,135,608	88,135,608
SVP Worldwide Ltd.(d)(h)(k)	Consumer Goods: Durable	16.00% (2.50% Cash / 13.50% PIK)	6/27/18	58,569,612	56,458,106	35,141,767

Total Unsecured Debt					149,071,074	127,754,735

Subordinated Debt—4.8%
First Boston Construction Holdings, LLC(d)(g)(k)	Finance	12.00%	12/31/20	28,800,000	28,800,000	28,800,000

Total Subordinated Debt					28,800,000	28,800,000

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Consolidated Schedules of Investments—(Continued)

March 31, 2017

(Unaudited)

Portfolio Company	Industry(a)	Interest Rate	Maturity	Principal Amount or Number of Shares/Units	Cost(a)	Fair Value(b)
Senior Secured Loans—94.3%(e)
AGY Holding Corp., First Lien(f)	Chemicals, Plastics, & Rubber	12.00%	9/15/18	$24,021,390	$24,021,390	$24,021,390
Bankruptcy Management Solutions, Inc., Revolver	Services: Business	6.48% (L + 550)	3/31/22	3,000,000	3,000,000	3,000,000
Bankruptcy Management Solutions, Inc., First Lien	Services: Business	6.48% (L + 550)	3/31/22	52,000,000	52,000,000	52,000,000
GSE Environmental, Inc., First Lien	Environmental Industries	11.00% (L + 1000, 1.00% Floor)	8/11/21	36,566,118	36,566,118	36,566,118
JLL Pioneer Inc., Second Lien	Construction & Building	9.50% (L + 850, 1.00% Floor)	12/31/20	20,000,000	20,000,000	20,000,000
K2 Pure Solutions Nocal, L.P., First Lien	Chemicals, Plastics, & Rubber	10.00% (L + 900, 1.00% Floor)	2/19/21	13,000,000	12,885,768	13,000,000
Liberty Tire Recycling Holdco, LLC, First Lien	Environmental Industries	9.00% (L + 800, 1.00% Floor)	7/7/20	19,650,000	19,135,085	19,650,000
Loar Group Inc., Second Lien	Aerospace & Defense	10.25% (L + 925, 1.00% Floor)	7/12/22	15,000,000	14,755,238	15,000,000
MBS Group Holdings Inc., First Lien(g)	Services: Business	9.00%	6/30/20	40,000,000	40,000,000	40,000,000
Oxford Mining Company, LLC, First Lien(d)	Metals & Mining	12.60% (L + 850, 0.75% Floor Cash / 3.00% PIK)	12/31/18	26,111,601	26,111,601	25,850,485
Paragon Films, Inc., Second Lien	Containers, Packaging, & Glass	11.11% (L + 1000, 1.00% Floor)	6/9/23	20,000,000	20,000,000	20,000,000
Pomeroy Group LLC, Second Lien	Services: Business	11.64% (L + 1000, 1.00% Floor)	11/30/22	27,500,000	27,074,740	27,500,000
Pre-Paid Legal Services, Inc., Second Lien	Services: Consumer	10.25% (L + 900, 1.25% Floor)	7/1/20	32,000,000	31,825,853	32,000,000
Recorded Books Inc., Second Lien	Media: Advertising, Printing & Publishing	9.50% (L + 850, 1.00% Floor)	7/31/22	32,500,000	32,500,000	32,500,000

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Consolidated Schedules of Investments—(Continued)

March 31, 2017

(Unaudited)

Portfolio Company	Industry(a)	Interest Rate	Maturity	Principal Amount or Number of Shares/Units	Cost(a)	Fair Value(b)
Red Apple Stores Inc., Second Lien(g)(h)(k)	Retail	10.00%	7/24/20	$23,050,000	$23,050,000	$13,599,500
SOURCEHOV, LLC, First Lien	Services: Business	7.90% (L + 675, 1.00% Floor)	10/31/19	4,531,250	4,461,143	4,531,250
SOURCEHOV, LLC, Second Lien	Services: Business	11.65% (L + 1050, 1.00% Floor)	4/30/20	5,000,000	4,886,194	4,500,000
Sur La Table, Inc., First Lien	Retail	12.00%	7/28/20	30,000,000	30,000,000	30,000,000
Tri-Anim Health Services, Inc., et al., Second Lien	Healthcare & Pharmaceuticals	10.50% (L + 950,1.00% Floor)	7/28/22	25,000,000	24,590,210	25,000,000
U.S. Anesthesia Partners, Inc., Second Lien	Healthcare & Pharmaceuticals	10.25% (L + 925, 1.00% Floor)	9/24/20	20,000,000	19,706,478	20,000,000
U.S. Well Services, LLC, Revolver(f)	Energy: Oil & Gas	7.00% (L + 600, 1.00% Floor)	2/2/22	4,520,854	4,520,854	4,520,854
U.S. Well Services, LLC, First Lien(d)(f)	Energy: Oil & Gas	12.00% (L + 1100, 1.00% Floor PIK)	2/2/22	29,924,386	29,924,386	29,924,386
Vertellus Holdings LLC, First Lien(f)	Chemicals, Plastics, & Rubber	10.00% (L + 900, 1.00% Floor)	4/30/18	22,461,298	22,461,298	22,236,685
Vertellus Holdings LLC, Second Lien(f)	Chemicals, Plastics, & Rubber	13.00% (L + 1200, 1.00% Floor)	10/29/21	15,109,890	15,109,890	14,807,692
Water Pik, Inc., Second Lien	Consumer Goods: Durable	9.89% (L + 875, 1.00% Floor)	1/8/21	33,882,271	33,436,761	33,882,271

Total Senior Secured Loans					572,023,007	564,090,631

Preferred Stock—8.8%
Advanced Lighting Technologies, Inc.(c)(j)	Capital Equipment			930	—	—
Advantage Insurance Inc.(f)(j)	Insurance	8.00% PIK		750,000	9,771,604	8,527,500
CB-HDT Holdings, Inc., Series L(c)(g)	Aerospace & Defense			1,500,000	15,000,000	15,000,000
Gordon Brothers Finance Company(g)(p)	Finance	13.50%		20,497	20,497,135	20,497,135
KAGY Holding Company, Inc. (AGY Holding Corp.)(f)	Chemicals, Plastics, & Rubber	20.00% PIK		22,960	8,090,828	8,434,799

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Consolidated Schedules of Investments—(Continued)

March 31, 2017

(Unaudited)

Portfolio Company	Industry(a)	Interest Rate	Maturity	Principal Amount or Number of Shares/Units	Cost(a)	Fair Value(b)
Red Apple Stores Inc.(c)(g)(h)(k)	Retail			6,806,383	$—	$—

Total Preferred Stock					53,359,567	52,459,434

Common Stock—3.1%(c)
CB-HDT Holdings, Inc., Series A(g)	Aerospace & Defense			744,723	7,447,230	8,016,630
Gordon Brothers Finance Company(g)(p)	Finance			10,598	10,598,300	10,598,300
KAGY Holding Company, Inc. (AGY Holding Corp.)(f)	Chemicals, Plastics, & Rubber			3,131,292	—	—
MBS Group Holdings Inc.(g)(o)	Services: Business			8,500	1,000	—
Red Apple Stores Inc.(g)(h)(i)(k)	Retail			8,756,859	6,592,593	—

Total Common Stock					24,639,123	18,614,930

Limited Partnership/Limited Liability Company Interests—13.7%
BCIC Senior Loan Partners, LLC(g)(j)(k)	Finance			45,672,168	45,672,168	45,215,447
ECI Cayman Holdings, LP(c)(h)(j)(k)	High Tech Industries			3,189	1,299,542	2,266,741
ETX Energy, LLC(c)(f)	Energy: Oil & Gas			51,119	—	—
ETX Energy Management Company, LLC(c)(f)	Energy: Oil & Gas			53,815	—	—
First Boston Construction Holdings, LLC(c)(g)(k)	Finance			7,200,000	7,200,000	7,131,943
Higginbotham Investment Holdings, LLC(c)	Insurance			1,163	239,245	1,651,460
Loar Group LLC(c)	Aerospace & Defense			1,500,000	1,500,000	1,812,371
Marsico Holdings, LLC(c)(j)	Finance			91,445	1,848,077	5,487
U.S. Well Services, LLC, Class A(c)(f)(j)(l)	Energy: Oil & Gas			19,582,356	11,980,712	13,056,381
U.S. Well Services, LLC, Class B(c)(f)(j)(l)	Energy: Oil & Gas			7,157,374	4,378,964	919,484
U.S. Well Services, LLC, Class D(c)(f)(j)(l)	Energy: Oil & Gas			8,085	4,947	—
V Global Holdings LLC(c)(f)(n)	Chemicals, Plastics, & Rubber			12,087,912	11,977,610	10,032,967

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Consolidated Schedules of Investments—(Continued)

March 31, 2017

(Unaudited)

Portfolio Company	Industry(a)	Interest Rate	Maturity	Principal Amount or Number of Shares/Units	Cost(a)	Fair Value(b)
Westward Dough Holdings, LLC, Class D(c)(m)	Beverage, Food, & Tobacco			114,706	$—	$—

Total Limited Partnership/Limited Liability Company Interests					86,101,265	82,092,281

Equity Warrants/Options—0.0%(c)
Facet Investment, Inc.	Healthcare & Pharmaceuticals		expire 1/18/21	1,978	250,000	—
Marsico Parent Superholdco, LLC(j)	Finance		expire 12/14/19	455	444,450	—

Total Equity Warrants/Options					694,450	—

TOTAL INVESTMENTS—156.9%					$977,999,071	938,845,449

OTHER ASSETS & LIABILITIES (NET)—(56.9)%						(340,397,724)

NET ASSETS—100.0%						$598,447,725

(a)	Represents amortized cost for fixed income securities and cost for preferred and common stock, limited partnership/limited liability company interests and equity warrants/options.
(b)	Fair value is determined by or under the direction of the Company’s Board of Directors. See Note 2 for further details.
(c)	Non-income producing equity securities at March 31, 2017.
(d)	Interest may be paid in cash or payment-in-kind (“PIK”), or a combination thereof which is generally at the option of the borrower. PIK earned is included in the cost basis of the security. PIK represented approximately 12.6% of interest income earned for the three months ended March 31, 2017. In accordance with the Company’s policy, PIK may be recorded on an effective yield basis.
(e)	Approximately 81% of the senior secured loans in the Company’s portfolio bear interest at a floating rate that may be determined by reference to the London Interbank Offered Rate (LIBOR) or other base rate (commonly the Federal Funds Rate or the Prime Rate), at the borrower’s option. In addition, 88% of such senior secured loans have floors of 0.50% to 1.25%. The borrower under a senior secured loan generally has the option to select from interest reset periods of one, two, three or six months and may alter that selection at the end of any reset period. The stated interest rate represents the weighted average interest rate at March 31, 2017 of all contracts within the specified loan facility.
(f)	Transaction and other information for “non-controlled, affiliated” investments under the Investment Company Act of 1940, whereby the Company owns 5% or more (but not more than 25%) of the portfolio company’s outstanding voting securities.
(g)	Transaction and other information for “controlled” investments under the Investment Company Act of 1940, whereby the Company owns more than 25% of the portfolio company’s outstanding voting securities.
(h)	Non-U.S. company or principal place of business outside the U.S.
(i)	Original purchase denominated in Canadian dollars.
(j)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. In the aggregate, these securities represent 23.3% of the Company’s net assets at March 31, 2017.
(k)	Investments that the Company has determined are not “qualifying assets” under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. The status of these assets under the 1940 Act may be subject to change. The Company monitors the status of these assets on an ongoing basis.
(l)	The Company is the sole stockholder of BKC ASW Blocker, Inc., a consolidated subsidiary, which is the beneficiary of less than 5% of the voting securities of U.S. Well Services, LLC and thus a non-controlled, non-affiliated investment.

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Consolidated Schedules of Investments—(Continued)

March 31, 2017

(Unaudited)

(m)	The Company is the sole stockholder of BKC ASW Blocker, Inc., a consolidated subsidiary, which is the beneficiary of less than 5% of the voting securities of Westward Dough Holdings, LLC and thus a non-controlled, non-affiliated investment.
(n)	The Company is the sole stockholder of BKC ASW Blocker, Inc., a consolidated subsidiary, which is the beneficiary of 5% or more (but not more than 25%) of the voting securities of V Global Holdings LLC and thus a non-controlled, affiliated investment.
(o)	The Company is the sole stockholder of BCIC-MBS, LLC, a consolidated subsidiary, which is the beneficiary of more than 25% of the voting securities of MBS Group Holdings Inc. and thus a controlled investment.
(p)	This investment is deemed significant under Regulation S-X Rule 4-08(g). Gordon Brothers Finance Company commenced operations on October 31, 2014. The summarized financial information of Gordon Brothers Finance Company for the three months ended March 31, 2017 and 2016 is shown below:

	March 31, 2017	December 31, 2016
($ in millions)
Total assets	$424.6	$414.2
Total senior debt	$259.7	$248.9

	Three months ended March 31, 2017	Three months ended March 31, 2016
Total revenue	$10.4	$5.9
Net change in owners’ equity resulting from operations	$(0.7)	$(1.8)
Net change in owners’ equity resulting from operations, excluding origination costs, realized & unrealized on foreign currency, unrealized-available for sale assets & provision for loan loss	$(0.3)	$(1.0)
Provision for loan loss reserves	$0.3	$0.3

Note: Balance sheet amounts are as of period end

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Consolidated Schedules of Investments—(Continued)

March 31, 2017

(Unaudited)

							Three Months Ended March 31, 2017
Non-controlled, Affiliated Investments	Fair Value at December 31, 2016	Gross Additions (Cost)*	Gross Reductions (Cost)**	Net Unrealized Gain (Loss)	Fair Value at March 31, 2017		Net Realized Gain (Loss)	Interest Income	Fee Income	Dividend Income
Advantage Insurance Inc.
Preferred Stock	$8,130,000	$189,026	$—	$208,474	$8,527,500		$—	$—	$—	$189,026
AGY Holding Corp.:
Senior Secured Note	21,109,625	48,110	—	60,703	21,218,438		—	646,579	—	—
Senior Secured Loan	24,021,390	—	—	—	24,021,390		—	720,642	—	—
KAGY Holding Company, Inc. (AGY Holding Corp.):
Preferred Stock	6,422,056	—	—	2,012,743	8,434,799		—	—	—	—
Common Stock	—	—	—	—	—		—	—	—	—
ETX Energy, LLC
Limited Liability Co. Interest	—	—	—	—	—		—	—	—	—
ETX Energy Management Company, LLC
Limited Liability Co. Interest	—	—	—	—	—		—	—	—	—
U.S. Well Services, LLC:
Revolver	—	4,520,854	—	—	4,520,854	†	—	45,012	286,295	—
Senior Secured Loan	—	29,924,386	—	—	29,924,386	†	—	1,196,845	—	—
Limited Liability Co. Interest, Class A	—	11,980,712	—	1,075,669	13,056,381	†	—	—	—	—
Limited Liability Co. Interest, Class B	—	4,378,964	—	(3,459,480)	919,484	†	—	—	—	—
Limited Liability Co. Interest, Class D	—	4,947	—	(4,947)	—	†	—	—	—	—
Vertellus Holdings LLC:
Senior Secured Loan, First Lien	22,461,298	—	—	(224,613)	22,236,685		—	561,532	—	—
Senior Secured Loan, Second Lien	15,109,890	—	—	(302,198)	14,807,692		—	491,071	—	—
V Global Holdings LLC
Limited Liability Co. Interest	12,087,912	—	—	(2,054,945)	10,032,967		—	—	—	—

Totals	$109,342,171	$51,046,999	$—	$(2,688,594)	$157,700,576		$—	$3,661,681	286,295	$189,026

*	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.
**	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.
†	Investment moved into the non-controlled, affiliated category from the non-controlled, non-affiliated category during the period.

The aggregate fair value of non-controlled, affiliated investments at March 31, 2017 represents 26.4% of the Company’s net assets.

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Consolidated Schedules of Investments—(Continued)

March 31, 2017

(Unaudited)

							Three Months Ended March 31, 2017
Controlled Investments	Fair Value at December 31, 2016	Gross Additions (Cost)*	Gross Reductions (Cost)**	Net Unrealized Gain (Loss)	Fair Value at March 31, 2017		Net Realized Gain (Loss)	Interest Income	Fee Income	Dividend Income
Bankruptcy Management Solutions, Inc.:
Senior Secured Loan, First Lien, A	$736,685	$3,806	$(736,685)	$(3,806)	$—	†	$—	$12,002	$25,000	$—
Senior Secured Loan, First Lien, B	11,271,747	623,357	(11,271,747)	(623,357)	—	†	—	818,420	—	—
Common Stock	19,586,856	—	(16,654,505)	(2,932,351)	—	†	3,369,690	—	—	—
Warrants	117,358	—	(1,186,138)	1,068,780	—	†	(994,155)	—	—	—
BCIC Senior Loan Partners, LLC
Limited Liability Co. Interest	41,675,575	3,146,072	—	393,800	45,215,447		—	—	7,249	192,620
CB-HDT Holdings, Inc.:
Unsecured Debt	4,477,360	—	—	—	4,477,360		—	132,482	—	—
Preferred Stock	15,000,000	—	—	—	15,000,000		—	—	—	—
Common Stock	7,447,230	—	—	569,400	8,016,630		—	—	—	—
First Boston Construction Holdings, LLC:
Subordinated Debt	28,800,000	—	—	—	28,800,000		—	864,000	—	—
Limited Liability Co. Interest	7,544,001	—	—	(412,058)	7,131,943		—	—	—	512,953
Gordon Brothers Finance Company:
Unsecured Debt	87,429,682	4,235,555	(3,529,629)	—	88,135,608		—	2,543,356	—	—
Preferred Stock	20,497,135	—	—	—	20,497,135		—	—	—	691,778
Common Stock	10,598,300	—	—	—	10,598,300		—	—	—	—
MBS Group Holdings Inc.:
Senior Secured Loan	40,000,000	—	—	—	40,000,000		—	900,000	—	—
Common Stock	—	—	—	—	—		—	—	—	—
Red Apple Stores Inc.:
Senior Secured Loan	14,291,000	—	—	(691,500)	13,599,500		—	566,208	—	—
Preferred Stock	—	—	—	—	—		—	—	—	—
Common Stock	—	73,295	—	(73,295)	—		—	—	—	—

Totals	$309,472,929	$8,082,085	$(33,378,704)	$(2,704,387)	$281,471,923		$2,375,535	$5,836,468	$32,249	$1,397,351

*	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.
**	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.
†	Investment no longer held as of March 31, 2017.

The aggregate fair value of controlled investments at March 31, 2017 represents 47.0% of the Company’s net assets.

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Consolidated Schedules of Investments

December 31, 2016

Portfolio Company	Industry(a)	Interest Rate	Maturity	Principal Amount or Number of Shares/Units	Cost(b)	Fair Value(c)
Senior Secured Notes—10.7%
Advanced Lighting Technologies, Inc., First Lien(e)(k)	Capital Equipment	10.50%	6/1/19	$20,000,000	$18,682,622	$5,000,000
AGY Holding Corp., Second Lien(g)(k)	Chemicals, Plastics, & Rubber	11.00%	11/15/18	21,762,500	21,396,864	21,109,625
Wink Holdco, Inc., Second Lien(k)	Insurance	11.00% (L + 1000, 1.00% Floor)	9/30/22	37,500,000	36,837,191	37,500,000

Total Senior Secured Notes					76,916,677	63,609,625

Unsecured Debt—21.3%
CB-HDT Holdings, Inc.(h)(k)(q)	Aerospace & Defense	12.00% PIK	12/15/19	4,477,360	4,477,360	4,477,360
Gordon Brothers Finance Company(h)(r)	Finance	12.00% (L + 1100, 1.00% Floor)	10/31/21	87,429,682	87,429,682	87,429,682
SVP Worldwide Ltd.(i)(l)(q)	Consumer Goods: Durable	16.00% (2.50% Cash / 13.50% PIK)	6/27/18	56,657,424	55,262,989	35,410,890

Total Unsecured Debt					147,170,031	127,317,932

Subordinated Debt—4.8%
First Boston Construction Holdings, LLC(h)(l)(q)	Finance	12.00%	12/31/20	28,800,000	28,800,000	28,800,000

Total Subordinated Debt					28,800,000	28,800,000

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Consolidated Schedules of Investments—(Continued)

December 31, 2016

Portfolio Company	Industry(a)	Interest Rate	Maturity	Principal Amount or Number of Shares/Units	Cost(b)	Fair Value(c)
Senior Secured Loans—92.0%(f)
Accriva Diagnostics, Inc., First Lien	Healthcare & Pharmaceuticals	12.25%	1/17/19	$18,900,000	$18,900,000	$18,900,000
AGY Holding Corp., First Lien(g)	Chemicals, Plastics, & Rubber	12.00%	9/15/18	24,021,390	24,021,390	24,021,390
Bankruptcy Management Solutions, Inc., Term Loan A, First Lien(h)	Services: Business	4.50% (L + 350, 1.00% Floor)	6/27/17	736,685	732,879	736,685
Bankruptcy Management Solutions, Inc., Term Loan B, First Lien(h)	Services: Business	7.00% (L + 600,1.00% Floor)	6/27/18	11,271,747	10,648,390	11,271,747
GSE Environmental, Inc., First Lien	Environmental Industries	11.00% (L + 1000, 1.00% Floor)	8/11/21	36,566,118	36,566,118	36,566,118
JLL Pioneer Inc., Second Lien	Construction & Building	9.50% (L+ 850, 1.00% Floor)	12/31/20	20,000,000	20,000,000	20,000,000
K2 Pure Solutions Nocal, L.P., First Lien	Chemicals, Plastics, & Rubber	10.00% (L + 900, 1.00% Floor)	2/19/21	13,000,000	12,878,533	13,000,000
Liberty Tire Recycling Holdco, LLC, First Lien	Environmental Industries	9.00% (L + 800,1.00% Floor)	7/7/20	19,700,000	19,144,826	19,700,000
Loar Group Inc., Second Lien	Aerospace & Defense	10.25% (L + 925,1.00% Floor)	7/12/22	15,000,000	14,743,818	15,000,000
MBS Group Holdings Inc., First Lien(h)	Services: Business	9.00%	6/30/20	40,000,000	40,000,000	40,000,000
Oxford Mining Company, LLC, First Lien(q)	Metals & Mining	12.45% (L + 850, 0.75% Floor Cash / 3.00% PIK)	12/31/18	25,946,053	25,946,053	25,686,593
Paragon Films, Inc., Second Lien	Containers, Packaging, & Glass	11.00% (L + 1000, 1.00% Floor)	6/9/23	20,000,000	20,000,000	20,000,000
Pomeroy Group LLC, Second Lien	Services: Business	11.64% (L + 1000, 1.00% Floor)	11/30/22	27,500,000	27,056,251	27,500,000
Pre-Paid Legal Services, Inc., Second Lien	Services: Consumer	10.25% (L + 900, 1.25% Floor)	7/1/20	32,000,000	31,812,661	32,000,000
Recorded Books Inc., Second Lien	Media: Advertising, Printing & Publishing	9.50% (L + 850, 1.00% Floor)	7/31/22	32,500,000	32,500,000	32,500,000

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Consolidated Schedules of Investments—(Continued)

December 31, 2016

Portfolio Company	Industry(a)	Interest Rate	Maturity	Principal Amount or Number of Shares/Units	Cost(b)	Fair Value(c)
Red Apple Stores Inc., Second Lien(h)(i)(l)	Retail	10.00%	7/24/20	$23,050,000	$23,050,000	$14,291,000
Shoreline Energy LLC, Second Lien(e)(q)(s)	Energy: Oil & Gas	16.00% (Base + 825, 2.25% Floor Cash / 2.00% PIK)	3/30/19	28,240,003	27,236,933	—
SOURCEHOV, LLC, First Lien	Services: Business	7.75% (L + 675, 1.00% Floor)	10/31/19	4,593,750	4,515,865	4,065,468
SOURCEHOV, LLC, Second Lien	Services: Business	11.50% (L + 1050, 1.00% Floor)	4/30/20	5,000,000	4,877,098	3,250,000
Sur La Table, Inc., First Lien	Retail	12.00%	7/28/20	30,000,000	30,000,000	30,000,000
Tri-Anim Health Services, Inc., et al., Second Lien	Healthcare & Pharmaceuticals	10.50% (L + 950,1.00% Floor)	7/28/22	25,000,000	24,571,248	25,000,000
U.S. Anesthesia Partners, Inc., Second Lien	Healthcare & Pharmaceuticals	10.25% (L + 925, 1.00% Floor)	9/24/20	20,000,000	19,685,726	20,000,000
U.S. Well Services, LLC, First Lien(q)(s)	Energy: Oil & Gas	14.11% (L + 1150, 0.50% Floor PIK)	5/2/19	50,083,741	50,083,741	43,572,855
Vertellus Holdings LLC, First Lien(g)	Chemicals, Plastics, & Rubber	10.00% (L + 900, 1.00% Floor)	4/30/18	22,461,298	22,461,298	22,461,298
Vertellus Holdings LLC, Second Lien(g)	Chemicals, Plastics, & Rubber	13.00% (L + 1200, 1.00% Floor)	10/29/21	15,109,890	15,109,890	15,109,890
Water Pik, Inc., Second Lien	Consumer Goods: Durable	9.75% (L + 875, 1.00% Floor)	1/8/21	33,882,271	33,407,686	33,882,271

Total Senior Secured Loans					589,950,404	548,515,315

Preferred Stock—9.7%
Advantage Insurance Inc.(g)(k)	Insurance	8.00% PIK		750,000	9,582,578	8,130,000
CB-HDT Holdings, Inc., Series L(d)(h)	Aerospace & Defense			1,500,000	15,000,000	15,000,000
Gordon Brothers Finance Company(h)(r)	Finance	13.50%		20,497	20,497,135	20,497,135
KAGY Holding Company, Inc. (AGY Holding Corp.)(g)	Chemicals, Plastics, & Rubber	20.00% PIK		22,960	8,090,828	6,422,056
Red Apple Stores Inc.(d)(h)(i)(l)	Retail			6,806,383	—	—

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Consolidated Schedules of Investments—(Continued)

December 31, 2016

Portfolio Company	Industry(a)	Interest Rate	Maturity	Principal Amount or Number of Shares/Units	Cost(b)	Fair Value(c)
USI Senior Holdings, Inc. (United Subcontractors)(d)	Construction & Building			260,798	$5,374,318	$7,823,936

Total Preferred Stock					58,544,859	57,873,127

Common Stock—6.3%(d)
Bankruptcy Management Solutions, Inc.(h)	Services: Business			370,122	16,654,505	19,586,856
CB-HDT Holdings, Inc., Series A(h)	Aerospace & Defense			744,723	7,447,230	7,447,230
Gordon Brothers Finance Company(h)(r)	Finance			10,598	10,598,300	10,598,300
KAGY Holding Company, Inc. (AGY Holding Corp.)(g)	Chemicals, Plastics, & Rubber			3,131,292	—	—
MBS Group Holdings Inc.(h)(p)	Services: Business			8,500	1,000	—
Red Apple Stores Inc.(h)(i)(j)(l)	Retail			8,756,859	6,519,298	—

Total Common Stock					41,220,333	37,632,386

Limited Partnership/Limited Liability Company Interests—11.3%
BCIC Senior Loan Partners, LLC(h)(k)(l)	Finance			42,526,097	42,526,097	41,675,575
ECI Cayman Holdings, LP(d)(i)(k)(l)	High Tech Industries			3,189	2,238,811	2,842,546
ETX Energy, LLC(d)(g)	Energy: Oil & Gas			51,119	—	—
ETX Energy Management Company, LLC(d)(g)	Energy: Oil & Gas			53,815	—	—
First Boston Construction Holdings, LLC(d)(h)(l)	Finance			7,200,000	7,200,000	7,544,001
Higginbotham Investment Holdings, LLC(d)	Insurance			1,163	239,245	1,418,348
Loar Group LLC(d)	Aerospace & Defense			1,500,000	1,500,000	1,683,878
Marsico Holdings, LLC(d)(k)	Finance			91,445	1,848,077	5,487
U.S. Well Services, LLC(k)(m)	Energy: Oil & Gas	8.00% PIK		8,085	9,572,495	—
V Global Holdings LLC(d)(g)(o)	Chemicals, Plastics, & Rubber			12,087,912	11,977,610	12,087,912

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Consolidated Schedules of Investments—(Continued)

December 31, 2016

Portfolio Company	Industry(a)	Interest Rate	Maturity	Principal Amount or Number of Shares/Units	Cost(b)	Fair Value(c)
Westward Dough Holdings, LLC, Class D(d)(n)	Beverage, Food, & Tobacco			114,706	$—	$—

Total Limited Partnership/Limited Liability Company Interests					77,102,335	67,257,747

Equity Warrants/Options—0.0%(d)
Bankruptcy Management Solutions, Inc., Tranche A(h)	Services: Business		expire 6/27/18	28,464	375,040	117,358
Bankruptcy Management Solutions, Inc., Tranche B(h)	Services: Business		expire 6/27/19	30,654	342,295	—
Bankruptcy Management Solutions, Inc., Tranche C(h)	Services: Business		expire 6/27/20	45,981	468,803	—
Facet Investment, Inc.	Healthcare & Pharmaceuticals		expire 1/18/21	1,978	250,000	—
Marsico Parent Superholdco, LLC(k)	Finance		expire 12/14/19	455	444,450	—

Total Equity Warrants/Options					1,880,588	117,358

TOTAL INVESTMENTS—156.1%					$1,021,585,227	931,123,490

OTHER ASSETS & LIABILITIES (NET)—(56.1)%						(334,803,121)

NET ASSETS—100.0%						$596,320,369

(a)	Unaudited.
(b)	Represents amortized cost for fixed income securities and cost for preferred and common stock, limited partnership/limited liability company interests and equity warrants/options.
(c)	Fair value is determined by or under the direction of the Company’s Board of Directors. See Note 2 for further details.
(d)	Non-income producing equity securities at December 31, 2016.
(e)	Non-accrual status at December 31, 2016 and therefore non-income producing. At December 31, 2016, the aggregate fair value and amortized cost of the Company’s debt investments on non-accrual status represents 0.7% and 5.4%, respectively.
(f)	Approximately 77% of the senior secured loans in the Company’s portfolio bear interest at a floating rate that may be determined by reference to the London Interbank Offered Rate (LIBOR) or other base rate (commonly the Federal Funds Rate or the Prime Rate), at the borrower’s option. In addition, 100% of such senior secured loans have floors of 0.50% to 2.25%. The borrower under a senior secured loan generally has the option to select from interest reset periods of one, two, three or six months and may alter that selection at the end of any reset period. The stated interest rate represents the weighted average interest rate at December 31, 2016 of all contracts within the specified loan facility.
(g)	Transaction and other information for “non-controlled, affiliated” investments under the Investment Company Act of 1940, whereby the Company owns 5% or more (but not more than 25%) of the portfolio company’s outstanding voting securities.
(h)	Transaction and other information for “controlled” investments under the Investment Company Act of 1940, whereby the Company owns more than 25% of the portfolio company’s outstanding voting securities.
(i)	Non-U.S. company or principal place of business outside the U.S.
(j)	Original purchase denominated in Canadian dollars.
(k)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. In the aggregate, these securities represent 20.2% of the Company’s net assets at December 31, 2016.

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Consolidated Schedules of Investments—(Continued)

December 31, 2016

(l)	Investments that the Company has determined are not “qualifying assets” under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. The status of these assets under the 1940 Act may be subject to change. The Company monitors the status of these assets on an ongoing basis.
(m)	The Company is the sole stockholder of BKC ASW Blocker, Inc., a consolidated subsidiary, which is the beneficiary of less than 5% of the voting securities of U.S. Well Services, LLC and thus a non-controlled, non-affiliated investment.
(n)	The Company is the sole stockholder of BKC ASW Blocker, Inc., a consolidated subsidiary, which is the beneficiary of less than 5% of the voting securities of Westward Dough Holdings, LLC and thus a non-controlled, non-affiliated investment.
(o)	The Company is the sole stockholder of BKC ASW Blocker, Inc., a consolidated subsidiary, which is the beneficiary of 5% or more (but not more than 25%) of the voting securities of V Global Holdings LLC and thus a non-controlled, affiliated investment.
(p)	The Company is the sole stockholder of BCIC-MBS, LLC, a consolidated subsidiary, which is the beneficiary of more than 25% of the voting securities of MBS Group Holdings Inc. and thus a controlled investment.
(q)	Interest may be paid in cash or payment-in-kind (“PIK”), or a combination thereof which is generally at the option of the borrower. PIK earned is included in the cost basis of the security. PIK represented approximately 8.6% of interest income earned for the year ended December 31, 2016. In accordance with the Company’s policy, PIK may be recorded on an effective yield basis.

The accompanying notes are an integral part of these consolidated financial statements.

							For the Year Ended December 31, 2016
Non-controlled, Affiliated Investments	Fair Value at December 31, 2015	Gross Additions (Cost)*	Gross Reductions (Cost)**	Net Unrealized Gain (Loss)	Fair Value at December 31, 2016		Net Realized Gain (Loss)	Interest Income	Fee Income	Dividend Income
Advantage Insurance Inc.
Preferred Stock	$8,872,757	$709,821	$—	$(1,452,578)	$8,130,000		$—	$—	$—	$709,821
AGY Holding Corp.:
Senior Secured Note	21,327,250	334,527	—	(552,152)	21,109,625		—	2,728,403	—	—
Senior Secured Loan	19,763,384	4,258,006	—	—	24,021,390		—	2,492,602	—	—
KAGY Holding Company, Inc. (AGY Holding Corp.):
Preferred Stock	9,376,565	1,159,948	—	(4,114,457)	6,422,056		—	—	—	1,159,948
Common Stock	—	—	—	—	—		—	—	—	—
ETX Energy, LLC
Limited Liability Co. Interest	—	—	—	—	—	†	—	—	—	—
ETX Energy Management Company, LLC
Limited Liability Co. Interest	—	—	—	—	—	†	—	—	—	—
USI Senior Holdings, Inc.
Preferred Stock	7,823,940	—	(7,823,940)	—	—	††	—	—	—	—
Vertellus Holdings LLC:
Senior Secured Loan, First Lien	—	22,461,298	—	—	22,461,298	†	—	386,833	—	—
Senior Secured Loan, Second Lien	—	15,109,890	—	—	15,109,890	†	—	338,294	—	—
V Global Holdings LLC
Limited Liability Co. Interest	—	11,977,610	—	110,302	12,087,912	†	—	—	—	—

Totals	$67,163,896	$56,011,100	$(7,823,940)	$(6,008,885)	$109,342,171		$—	$5,946,132	$—	$1,869,769

*	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.
**	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.
†	Investment moved into the non-controlled, affiliated category from the non-controlled, non-affiliated category.
††	Investment moved out of the non-controlled, affiliated category into the non-controlled, non-affiliated category.

The aggregate fair value of non-controlled, affiliated investments at December 31, 2016 represents 18.3% of the Company’s net assets.

(r)	This investment is deemed significant under Regulation S-X Rule 4-08(g). Gordon Brothers Finance Company commenced operations on October 31, 2014. The summarized financial information of Gordon Brothers Finance Company for the years ending December 31, 2016 and 2015 is shown below:

	Year ended December 31, 2016	Year ended December 31, 2015
($ in millions)
Total assets	$414.2	$270.5
Total senior debt	$248.9	$135.5
Total revenue	$31.4	$28.7
Net change in owners’ equity resulting from operations	$(7.5)	$(4.8)
Net change in owners’ equity resulting from operations, excluding origination costs, realized & unrealized on foreign currency, unrealized-available for sale assets & provision for loan loss	$(4.7)	$0.4
Provision for loan loss reserves	$0.5	$0.0

Note:	Balance sheet amounts are as of period end

(s)	All-in rate includes 2.00% default interest

The accompanying notes are an integral part of these consolidated financial statements.

							For the Year Ended December 31, 2016
Controlled Investments	Fair Value at December 31, 2015	Gross Additions (Cost)*	Gross Reductions (Cost)**	Net Unrealized Gain (Loss)	Fair Value at December 31, 2016		Net Realized Gain (Loss)	Interest Income	Fee Income	Dividend Income
Bankruptcy Management Solutions, Inc.:
Senior Secured Loan, First Lien, A	$1,168,176	$16,028	$(455,331)	$7,812	$736,685		$—	$55,254	$100,000	$—
Senior Secured Loan, First Lien, B	10,289,082	450,000	(289,018)	821,683	11,271,747		—	1,264,867	—	—
Common Stock	32,087,254	—	—	(12,500,398)	19,586,856		—	—	—	—
Warrants	2,474,818	—	—	(2,357,460)	117,358		—	—	—	—
BCIC Senior Loan Partners, LLC
Limited Liability Co. Interest	—	42,526,097	—	(850,522)	41,675,575		—	—	29,268	83,230
CB-HDT Holdings, Inc.:
Unsecured Debt	—	4,477,360	—	—	4,477,360		—	24,885	—	—
Preferred Stock	—	15,000,000	—	—	15,000,000	††	—	—	—	—
Common Stock	—	7,500,000	(52,770)	—	7,447,230	††	(52,770)	—	—	—
First Boston Construction Holdings, LLC:
Subordinated Debt	17,500,000	11,300,000	—	—	28,800,000		—	2,920,400	—	—
Limited Liability Co. Interest	4,375,000	2,825,000	—	344,001	7,544,001		—	—	—	291,667
Gordon Brothers Finance Company:
Unsecured Debt	64,739,544	34,690,877	(12,000,739)	—	87,429,682		—	9,577,284	162,372	—
Preferred Stock	17,460,098	3,037,037	—	—	20,497,135		—	—	—	2,569,439
Common Stock	10,598,300	—	—	—	10,598,300		—	—	—	—
MBS Group Holdings Inc.:
Senior Secured Loan	40,000,000	—	—	—	40,000,000		—	3,660,000	—	—
Common Stock	3,933,465	—	—	(3,933,465)	—		—	—	—	—
Red Apple Stores Inc.:
Senior Secured Loan	18,440,000	—	—	(4,149,000)	14,291,000		—	2,292,112	—	—
Preferred Stock	—	621,649	(1,479,254)	857,605	—	†	(1,479,254)	—	—	621,648
Preferred Stock	—	—	—	—	—		—	—	—	—
Common Stock	—	443,097	(235,122)	(207,975)	—		—	—	—	—

Totals	$223,065,737	$122,887,145	$(14,512,234)	$(21,967,719)	$309,472,929		$(1,532,024)	$19,794,802	$291,640	$3,565,984

*	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.
**	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.
†	Investment no longer held as of December 31, 2016.
††	Investment moved into the controlled category from the non-controlled, non-affiliated category.

The aggregate fair value of controlled investments at December 31, 2016 represents 51.9% of the Company’s net assets.

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Notes to Consolidated Financial Statements (Unaudited)

1. Organization

BlackRock Capital Investment Corporation (together with its subsidiaries, the “Company”), was organized as a Delaware corporation on April 13, 2005 and was initially funded on July 25, 2005. The Company has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). In addition, for tax purposes the Company has qualified and has elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986 (the “Code”).

The Company’s investment objective is to generate both current income and capital appreciation through debt and equity investments. The Company invests primarily in middle-market companies in the form of senior and junior secured and unsecured debt securities and loans, each of which may include an equity component, and by making direct preferred, common and other equity investments in such companies.

2. Significant accounting policies

Unaudited Interim Consolidated Financial Statements

The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company is an investment company following the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Company (“ASC 946”).

Certain financial information that is normally included in annual financial statements, including certain financial statement footnotes, prepared in accordance with GAAP, is not required for interim reporting purposes and has been condensed or omitted herein. These consolidated financial statements should be read in conjunction with the Company’s consolidated financial statements and notes related thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the Securities and Exchange Commission (“SEC”) on March 8, 2017.

The interim financial information at March 31, 2017 and for the three months ended March 31, 2017 and 2016 is unaudited. However, in the opinion of management, the interim information includes all normal recurring adjustments necessary for the fair presentation of the Company’s results for the periods presented. The results of operations for interim periods are not necessarily indicative of results to be expected for the full year.

Basis of Presentation

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ and such differences could be material.

The accompanying consolidated financial statements include the accounts of the Company and its subsidiaries, which were established to hold certain investments of the Company. The Company owns 100% of each subsidiary and, as such, the subsidiaries are consolidated into the Company’s consolidated financial statements. The subsidiaries hold investments which are treated as pass through entities for tax purposes. By investing through these 100% owned subsidiaries, the Company is able to benefit from corporate tax treatment for these entities and thereby create a tax structure that is more advantageous with respect to the RIC status of the Company. Transactions between the Company and subsidiaries, to the extent they occur, are eliminated in consolidation.

Expenses are recorded on an accrual basis.

Investments

Security transactions are accounted for on the trade date unless there are substantial conditions to the purchase. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost of the investment. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized. Realized gains or losses on the disposition of investments are calculated using the specific identification method.

Investments for which market quotations are readily available are valued at such market quotations unless they are deemed not to represent fair value. The Company obtains market quotations, when available, from an independent pricing service or one or more broker-dealers or market makers and utilizes the average of the range of bid and ask quotations. Debt and equity securities for which market quotations are not readily available or for which market quotations are deemed not to represent fair value are valued at fair value as determined in good faith by or under the direction of the Company’s Board of Directors.

Because the Company expects that there will not be a readily available market for substantially all of the investments in its portfolio, the Company expects to value substantially all of its portfolio investments at fair value as determined in good faith by or under the direction of the Board of Directors using a consistently applied valuation process in accordance with a documented valuation policy that has been reviewed and approved by the Board of Directors. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the values that the Company may ultimately realize.

In addition, changes in the market environment and other events may have differing impacts on the market quotations used to value some of the Company’s investments than on the fair values of the Company’s investments for which market quotations are not readily available. Market quotations may be deemed not to represent fair value in certain circumstances where BlackRock Advisors, LLC, the Company’s investment advisor (the “Advisor”), believes that facts and circumstances applicable to an issuer, a seller or purchaser or the market for a particular security cause current market quotations to not reflect the fair value of the security. Examples of these events could include cases where a security trades infrequently causing a quoted purchase or sale price to become stale, where there is a “forced” sale by a distressed seller, where market quotations vary substantially among market makers, or where there is a wide bid-ask spread or significant increase in the bid-ask spread.

With respect to the Company’s investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value, the Board of Directors has approved a multi-step valuation process applied each quarter, as described below:

(i) The quarterly valuation process begins with each portfolio company or investment being initially evaluated and rated by the investment professionals of the Advisor responsible for the portfolio investment;

(ii) The investment professionals provide recent portfolio company financial statements and other reporting materials to independent valuation firms engaged by the Board of Directors, such firms conduct independent appraisals each quarter and their preliminary valuation conclusions are documented and discussed with senior management of the Advisor;

(iii) The Audit Committee of the Board of Directors reviews the preliminary valuations prepared by the independent valuation firms; and

(iv) The Board of Directors discusses valuations and determines the fair value of each investment in the portfolio in good faith based on the input of the Advisor, the respective independent valuation firms and the Audit Committee.

Those investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that the Company may take into account in determining the fair value of its investments include, as relevant and among other factors: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, (e.g. non-performance risk), its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, the Company’s principal market (as the reporting entity) and enterprise values.

Until the end of the second calendar quarter following its acquisition, each unquoted investment in a new portfolio company generally is held at amortized cost, which the Advisor believes approximates fair value under the circumstances. As of that date, an independent valuation firm conducts an initial independent appraisal of the investment.

ASC 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”), issued by the FASB, defines fair value, establishes a framework for measuring fair value and requires disclosures about fair value measurements. See Note 10 for further details.

Cash and Cash Equivalents

Cash equivalents include short-term liquid overnight investments with original maturities of three months or less and may not be insured by the FDIC or may exceed federally insured limits.

Revenue recognition

Interest income is recorded on an accrual basis and includes amortization of discounts and accretion of premiums. Discounts and premiums to par value on securities purchased are amortized/accreted into interest income over the life of the respective security. Discounts and premiums are determined based on the cash flows expected to be received for a particular investment upon maturity.

Dividend income is recorded on the ex-dividend date and is adjusted to the extent that the Company expects to collect such amounts. For loans and securities with payment-in-kind (“PIK”) income, which represents contractual interest or dividends accrued and added to the principal balance and generally due at maturity, such income is accrued only to the extent that the Advisor believes that the PIK income is likely to be collected. To maintain the Company’s status as a RIC, this non-cash source of income must be paid out to stockholders in the form of distributions, even though the Company has not yet collected the cash.

Fee income, such as structuring fees, origination, closing, commitment and other upfront fees are generally non-recurring and are recognized as revenue when earned. In instances where the Company does not perform significant services in connection with the related investment, fees paid to the Company may be deferred and amortized over the estimated life of the investment. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, structuring, closing, commitment and other upfront fees are recorded as income.

U.S. Federal income taxes

The Company has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to continue to qualify for the tax treatment applicable to RICs.

In order to qualify for favorable tax treatment as a RIC, the Company is required to distribute annually to its stockholders at least 90% of its investment company taxable income, as defined by the Code. To avoid federal excise taxes, we must distribute annually at least 98% of our ordinary income and 98.2% of net capital gains from the current year and any undistributed ordinary income and net capital gains from the preceding years. The Company, at its discretion, may carry forward taxable income in excess of calendar year distributions and pay regular federal income taxes or a 4% excise tax on this income. If the Company chooses to do so, all other things being equal, this would increase expenses and reduce the amount available to be distributed to stockholders. The Company will accrue excise tax on estimated undistributed taxable income as required.

Distributions from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined in accordance with GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain (loss), as appropriate, in the period that the differences arise. Temporary and permanent differences are primarily attributable to differences in the tax treatment of certain loans and the tax characterization of income and non-deductible expenses. These differences are generally determined in conjunction with the preparation of the Company’s annual RIC tax return.

Book and tax basis differences relating to stockholder distributions and other permanent book and tax differences are reclassified among the Company’s capital accounts. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from GAAP.

The final tax characterization of distributions is determined after the fiscal year and is reported on Form 1099 and in the Company’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. To the extent that distributions exceed the Company’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital. Distributions that exceed a Company’s taxable income but do not exceed the Company’s current and accumulated earnings and profits, may be classified as ordinary income which is taxable to shareholders.

ASC 740-10, Income Taxes (“ASC 740-10”) clarifies the accounting for income taxes by prescribing the minimum recognition threshold an uncertain tax position is required to meet before tax benefits associated with such uncertain tax position are recognized in the consolidated financial statements. Based on its analysis of its tax position, the Company has concluded that it does not have any uncertain tax positions that met the recognition or measurement criteria of ASC 740-10.

The Company files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Company’s U.S. federal income tax returns remains open for each of the four years ended December 31, 2016. The statute of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

At December 31, 2016, the Company had a net capital loss carryforward of $123,978,507, which can be used to offset future capital gains. If not utilized against future gains, $32,937,589 of this amount is due to expire on December 31, 2018.

Distributions to Common Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a distribution is determined by the Board of Directors. Net realized capital gains, if any, generally are distributed at least annually, although the Company may decide to retain such capital gains for investment.

The Company has adopted a dividend reinvestment plan that provides for reinvestment of distributions on behalf of stockholders, unless a stockholder elects to receive cash. As a result, if the Board of Directors authorizes, and the Company declares, a cash distribution, then stockholders who have not “opted out” of the dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of Common Stock, rather than receiving the cash distributions.

Foreign Currency

Foreign currency amounts are translated into United States dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities—at the spot exchange rate on the last business day of the period; and

(ii)	purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions, income or expenses.

Although net assets and fair values are presented based on the applicable foreign exchange rates described above, the Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair values of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Investments denominated in foreign currencies and foreign currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

Debt Issuance Costs

Debt issuance costs are amortized over the term of the related debt using the straight line method, which approximates the effective interest rate method.

Equity Offering Expenses

The Company records registration expenses related to its shelf registration statement and related SEC filings as prepaid assets. These expenses are charged as a reduction of capital upon utilization, in accordance with ASC 946.

Non-Accrual Loans

Loans or debt securities are placed on non-accrual status, as a general matter, when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected. Accrued interest generally is reversed when a loan or debt security is placed on non-accrual status. Interest payments received on non-accrual loans or debt securities may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans and debt securities are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current. The Company may make exceptions to this treatment if the loan has sufficient collateral value and is in the process of collection.

3. Agreements and related party transactions

Investment management agreement

At a Special Meeting of the Company’s Stockholders, held on February 18, 2015, the Company’s stockholders approved a new investment management agreement (“Management Agreement”) between the Company and BlackRock Advisors, LLC to permit the Advisor to serve as the Company’s investment adviser following the completion of the sale of certain assets related to managing the Company from the Company’s previous investment adviser, 52nd Street Capital Advisors LLC, formerly BlackRock Kelso Capital Advisors LLC (the “Previous Advisor,” “BKCA” or “52nd Street”), to the Advisor (the “Transaction”). The Transaction was completed on March 6, 2015 and, pursuant to the new investment management agreement, dated as of March 6, 2015, the Company’s investment activities are currently managed by the Advisor. Prior to the consummation of the Transaction, the Company had entered into an investment management agreement with the Company’s previous adviser, which is referred to as the “Previous Agreement”. The Company’s current investment management agreement had the same management and incentive fee terms as the Previous Agreement until March 6, 2017 and thereafter has different management and incentive fees terms.

Base Management Fee

Under the current investment management agreement, the Advisor, subject to the overall supervision of the Board of Directors, manages the day-to-day operations and provides the Company with investment advisory services. For providing these services, the Advisor received, until March 6, 2017, a base management fee at an annual rate of 2.0% of total assets, including any assets acquired with the proceeds of leverage, payable quarterly in arrears. After March 6, 2017, the Advisor receives a base management fee at an annual rate of 1.75% of total assets (excluding cash), including any assets acquired with the proceeds of leverage, payable quarterly in arrears based on the asset valuation as of the end of the prior quarter, and prorated for any period of less than a quarter.

The investment management agreement became effective on March 6, 2015. Unless earlier terminated, the investment management agreement will remain in effect for a period of two years from the date it first became effective and will remain in effect from year-to-year thereafter if approved annually by the Board of Directors or by the affirmative vote of the holders of a majority of outstanding voting securities, including, in either case, approval by a majority of the directors who are not interested persons.

For the three months ended March 31, 2017 and 2016, the Advisor earned $4,523,857 and $5,690,490, respectively, in base management fees under the investment management agreement.

Incentive Management Fee Until March 6, 2017

The current investment management agreement provides that the Advisor or its affiliates may be entitled to an incentive management fee (the “Incentive Fee”) as described below under certain circumstances until March 6, 2017. The Incentive Fee was calculated in the same manner as the Incentive Fee in the previous investment management agreement. The determination of the Incentive Fee, as described in more detail below, will result in the Advisor or its affiliates receiving no Incentive Fee payments if returns to stockholders do not meet an 8.0% annualized rate of return during the applicable fee measurement period, and will result in the Advisor or its affiliates receiving less than the full amount of the Incentive Fee percentage until returns to stockholders exceed an approximate 13.3% annualized rate of return during such period. Annualized rate of return in this context is computed by reference to net asset value and does not take into account changes in the market price of the common stock.

The Advisor will be entitled to receive the Incentive Fee if the performance exceeds a “hurdle rate” during different measurement periods: trailing four quarters’ periods (which apply only to the portion of the Incentive Fee based on income) and annual periods (which apply only to the portion of the Incentive Fee based on capital gains). The “trailing four quarters’ periods” for purposes of determining the income portion of the Incentive Fee payable for the three months ended March 31, 2017 and 2016 was determined by reference to the four quarter periods ended on March 31, 2017 and 2016, respectively, however, the current three month period utilized one incentive management fee calculation until March 6, 2017, and another incentive management fee calculation after March 6, 2017, both of which are described in more detail below. The term “annual period” means the period beginning on July 1 of each calendar year and ending on June 30 of the next calendar year.

The hurdle rate for each measurement period is 2.0% multiplied by net asset values at the beginning of each calendar quarter during the measurement period, calculated after giving effect to any distributions that occurred during the measurement period. A portion of the Incentive Fee is based on income and a portion is based on capital gains. Each portion of the Incentive Fee is described below.

Quarterly Incentive Fee Based on Income Until March 6, 2017

For each trailing four quarters’ period, the Company will pay the Advisor an Incentive Fee based on the amount by which (A) aggregate distributions and amounts distributable out of taxable net income (excluding any capital gain and loss), during the period less the amount, if any, by which net unrealized capital depreciation exceeds net realized capital gains / losses during the period, is in excess of (B) the hurdle rate for the period. The amount of the excess of (A) over (B) described in this paragraph for each period is referred to as the excess income amount.

It should be noted that net realized capital gains / losses during the period are calculated as the proceeds received upon disposition less the fair market value as of the beginning of the measurement period. Since this calculation is not cumulative, but rather performed on a trailing four quarters period, fluctuations in fair market values are captured in net unrealized appreciation and depreciation of prior measurement periods.

The portion of the Incentive Fee based on income for each period will equal 50% of the period’s excess income amount, until the cumulative Incentive Fee payments for the period equal 20% of the period’s income amount distributed or distributable to stockholders as described in clause (A) of the preceding paragraph. Thereafter, the portion of the Incentive Fee based on income for the period will equal 20% of the period’s amount distributed or distributable to stockholders.

For both the current year period until March 6, 2017 and the three months ended March 31, 2016, the Advisor earned zero in Incentive Fees based on income from the Company.

Annual Incentive Fee Based on Capital Gains Until March 6, 2017

The portion of the Incentive Fee based on capital gains is calculated and paid on an annual basis beginning on July 1 of each annual period and ending on June 30 of the next calendar year. The portion of Incentive Fee based on capital gains is calculated in the same manner as such portion of the Incentive Fee in the prior investment management agreement. For each annual period, the Company pays the Advisor an Incentive Fee on capital gains based on the amount by which (A) net realized capital gains, if any, exceeds gross unrealized capital depreciation, if any, occurring during the period in excess of (B) the amount, if any, by which the period’s hurdle rate exceeds the amount of income used in the determination of the Incentive Fee based on income for the period. The amount of the excess of (A) over (B) described in this paragraph is referred to as the excess gain amount.

It should be noted that net realized capital gains during the period are calculated as the proceeds received upon disposition in excess of the lower of each security’s amortized cost or the fair market value as of the beginning of the measurement period. Since this calculation is not cumulative, but rather performed on an annual period commencing each July 1, any unrealized depreciation on a security, if any, will be captured in the gross unrealized depreciation of a prior period.

The portion of the Incentive Fee based on capital gains for each period will equal 50% of the period’s excess gain amount, until such payments equal 20% of the period’s capital gain amount distributed or distributable to stockholders. Thereafter, the portion of the Incentive Fee based on capital gains for the period equals an amount such that the portion of the Incentive Fee payments to the Advisor based on capital gains for the period equals 20% of the period’s capital gain amount distributed or distributable to stockholders. The result of this formula is that, if the portion of the Incentive Fee based on income for the period exceeds the period’s hurdle, then the portion of the Incentive Fee based on capital gains will be capped at 20% of the capital gain amount.

In calculating whether the portion of the Incentive Fee based on capital gains is payable with respect to any period, we account for assets on a security-by-security basis. In addition, the Company uses the “period-to-period” method pursuant to which the portion of the Incentive Fee based on capital gains for any period is based on realized capital gains for the period reduced by realized capital losses and gross unrealized capital depreciation for the period. Based on current interpretations of Section 205(b)(3) of the Investment Advisers Act

of 1940 by the SEC and its staff, the calculation of unrealized depreciation for each portfolio security over a period is based on the fair value of the security at the end of the period compared to the fair value at the beginning of the period. Incentive Fees earned in any of the periods described above are not subject to modification or repayment based upon performance in a subsequent period.

The Company is required under GAAP to accrue a hypothetical capital gains Incentive Fee based upon net realized capital gains and unrealized capital appreciation and depreciation on investments held at the end of each period. The accrual of this hypothetical capital gains incentive fee assumes all unrealized capital appreciation and depreciation is realized in order to reflect a hypothetical capital gains Incentive Fee that would be payable at each measurement date. If such amount is positive at the end of the period, then we record a capital gains incentive fee equal to 20% of such amount, less the amount of capital gains related Incentive Fees already accrued in prior periods. If the resulting amount is negative, the accrual for GAAP in a given period may result in the reduction of an expense. There can be no assurance that such unrealized capital appreciation will be realized in the future. However, it should be noted that a fee so calculated and accrued would not be payable under the Advisers Act or the investment management agreement. Amounts actually paid will be consistent with the Advisers Act which specifically excludes consideration of unrealized capital appreciation.

The capital gains Incentive Fee due to the Advisor as calculated under the investment management agreement as described above, at March 31, 2017 and 2016 was zero. In accordance with GAAP, the hypothetical liquidation for the three months ended March 31, 2017 and 2016, resulted in a capital gains incentive fee accrual/(reversal) of zero. The total cumulative accrued balances at March 31, 2017 and 2016 were zero.

Quarterly Incentive Fee Based on Income After March 6, 2017

After March 6, 2017, the investment management agreement provides that the Advisor or its affiliates may be entitled to an incentive management fee under certain circumstances. The Incentive Fee has two parts. The first portion is based on income other than capital gains and is calculated separately for each calendar quarter and will be paid on a quarterly basis. The Company will pay the Advisor the portion of the Incentive Fee based on income for each period as follows:

(i)	No Incentive Fee based on income other than capital gains for any calendar quarter in which the Pre-Incentive Fee Net Investment Income does not exceed 1.75% (7.00% annualized) of net assets attributable to common stock at the beginning of such quarter.

(ii)	100% of the Pre-Incentive Fee Net Investment Income in any calendar quarter with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, for such calendar quarter, that exceeds 1.75% (7.00% annualized) of net assets attributable to common stock at the beginning of such quarter but is less than 2.1875% (8.75% annualized).

(iii)	20% of the Pre-Incentive Fee Net Investment Income, if any, for any calendar quarter that exceeds 2.1875% (8.75% annualized) of net assets attributable to common stock at the beginning of such quarter.

The calculations described above will be appropriately prorated for any period of less than a quarter and adjusted for the net proceeds from any common stock issuances and the cost of any common stock repurchases during such quarter.

The payment of any such Incentive Fee based on income otherwise earned by the Advisor will be deferred if, for the most recent four full calendar quarter period ending on or prior to the date such payment is to be made, the Annualized Rate of Return is less than 7.0% of net assets attributable to common stock at the beginning of such four quarter period as adjusted for the net proceeds from any common stock issuances and the cost of any common stock repurchases during such four full calendar quarter period, with any deferred Incentive Fees to be carried over for payment in subsequent quarterly calculation periods to the extent such payment can then be made in accordance with the investment management agreement.

For the period after March 6, 2017 to March 31, 2017, the Advisor earned $809,183 in Incentive Fees based on income from the Company.

On March 7, 2017, the Company’s investment advisor, in consultation with the Company’s Board of Directors, agreed to waive incentive fees based on income after March 6, 2017 to December 31, 2018 or approximately 21 months. The start date of the fee waiver coincides with the change to the fee calculation mentioned above. The waiver for incentive fees based on income for the period after March 6, 2017 to March 31, 2017 is also $809,183, resulting in zero net Incentive Fees based on income earned by the Company.

Annual Incentive Fee Based on Capital Gains After March 6, 2017

The second portion of the Incentive Fee is based on capital gains and is calculated separately for each Annual Period. The Advisor will be entitled to receive an Incentive Fee based on capital gains for each Annual Period in an amount equal to 20% of the amount by which (1) net realized capital gains occurring during the period, if any, exceeds (2) gross unrealized capital depreciation, if any, occurring during the period. In calculating the portion of the Incentive Fee based on capital gains payable for any period, investments are accounted for on a security-by-security basis. In addition, the portion of the Incentive Fee based on capital gains is determined using the “period-to-period” method pursuant to which the portion of the Incentive Fee based on capital gains for any period will be based on realized capital gains for the period reduced by realized capital losses for the period and unrealized capital depreciation for the period.

For purposes of calculating the Incentive Fee, (i) “Annual Period” means the period beginning on July 1 of each calendar year, including the calendar year prior to the year in which the investment management agreement became effective, and ending on June 30 of the next calendar year; (ii) “Annualized Rate of Return” is computed by reference to the sum of (i) the aggregate distributions to common stockholders for the period in question and (ii) the change in net assets attributable to common stock (before taking into account any Incentive Fees otherwise payable during such period); (iii) “net assets attributable to common stock” means total assets less indebtedness and preferred stock; and (iv) “Pre-Incentive Fee Net Investment Income” means net investment income (as determined in accordance with United States generally accepted accounting principles) accrued by the Company during the calendar quarter excluding any accruals for or payments in respect of the Incentive Fee.

Advisor Reimbursements

The investment management agreement provides that the Company will reimburse the Advisor for costs and expenses incurred by the Advisor for administrative or operating services, office space rental, office equipment and utilities allocable to the Advisor under the investment management agreement, as well as any costs and expenses incurred by the Advisor relating to any non-investment advisory, administrative or operating services provided by the Advisor to us. For the three months ended March 31, 2017 and 2016, the Company incurred $87,500 and $87,500, respectively, for such investment advisor expenses under the Management Agreement.

From time to time, the Advisor may pay amounts owed by the Company to third party providers of goods or services. The Company will subsequently reimburse the Advisor for such amounts paid on its behalf. Reimbursements to the Advisor for such purposes during the three months ended March 31, 2017 and 2016 were zero and $5,921 respectively.

No person who is an officer, director or employee of the Advisor and who serves as a director of the Company receives any compensation from the Company for such services. Directors who are not affiliated with the Advisor receive compensation for their services and reimbursement of expenses incurred to attend meetings.

Administration

The Company also has entered into an administration agreement with BlackRock Financial Management, Inc. (the “Administrator”) under which the Administrator provides certain administrative services to the

Company. For providing these services, facilities and personnel, the Company reimburses the Administrator for the Company’s allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement, including rent and the Company’s allocable portion of the cost of certain of the Company’s officers and their respective staffs. For the three months ended March 31, 2017 and 2016, the Company incurred $334,926 and $470,000, respectively, for administrative services expenses payable to the Administrator under the administration agreement.

Advisor Stock Transactions

Effective upon completion of the Transaction, BlackRock Advisors, LLC assumed the role as investment adviser to the Company. BlackRock Advisors, LLC does not own any shares of the Company at March 31, 2017 and 2016.

At March 31, 2017 and December 31, 2016, other entities affiliated with the Administrator and Advisor beneficially owned approximately 596,000 and 490,000 shares, respectively, of the Company’s common stock, representing approximately 0.8% and 0.7%, respectively, of the total shares outstanding. An entity affiliated with the Administrator had ownership and financial interests in the Previous Advisor.

4. Earnings (Loss) per share

The following information sets forth the computation of basic and diluted net increase (decrease) in net assets from operations per share (earnings (loss) per share) for the three months ended March 31, 2017 and 2016.

	Three months ended March 31, 2017	Three months ended March 31, 2016
Earnings (Loss) per share – basic:
Net increase (decrease) in net assets resulting from operations	$14,330,283	$(38,174,769)
Weighted average shares outstanding – basic	72,804,629	73,106,678
Earnings (Loss) per share – basic:	$0.20	$(0.52)
Earnings (Loss) per share – diluted:
Net increase (decrease) in net assets resulting from operations, before adjustments	$14,330,283	$(38,174,769)
Adjustments for interest on unsecured convertible senior notes	1,831,743	—

Net increase (decrease) in net assets resulting from operations, as adjusted	$16,162,026	$(38,174,769)
Weighted average shares outstanding – diluted(1)	82,701,357	73,106,678
Earnings (Loss) per share – diluted:	$0.20	$(0.52)

(1)	Due to a net decrease in net assets from operations for the 2016 period, zero incremental shares are included because the effect would be antidilutive.

5. Investments

Purchases of investments, including PIK, for the three months ended March 31, 2017 and 2016 totaled $122,327,184 and $97,523,897, respectively. Proceeds from sales, repayments and other exits of investments for the three months ended March 31, 2017 and 2016 totaled $114,368,838 and $32,905,670, respectively. At March 31, 2017, investments consisted of the following:

	Cost	Fair Value

Senior secured notes	$63,310,585	$65,033,438
Unsecured debt	149,071,074	127,754,735
Subordinated debt	28,800,000	28,800,000
Senior secured loans:
First lien	305,087,643	305,301,168
Second/other priority lien	266,935,364	258,789,463

Total senior secured loans	572,023,007	564,090,631

Preferred stock	53,359,567	52,459,434
Common stock	24,639,123	18,614,930
Limited partnership/limited liability company interests	86,101,265	82,092,281
Equity warrants/options	694,450	—

Total investments	$977,999,071	$938,845,449

At December 31, 2016, investments consisted of the following:

	Cost	Fair Value

Senior secured notes	$76,916,677	$63,609,625
Unsecured debt	147,170,031	127,317,932
Subordinated debt	28,800,000	28,800,000
Senior secured loans:
First lien	295,899,093	289,982,154
Second/other priority lien	294,051,311	258,533,161

Total senior secured loans	589,950,404	548,515,315

Preferred stock	58,544,859	57,873,127
Common stock	41,220,333	37,632,386
Limited partnership/limited liability company interests	77,102,335	67,257,747
Equity warrants/options	1,880,588	117,358

Total investments	$1,021,585,227	$931,123,490

Industry Composition

The industry composition of the portfolio at fair value at March 31, 2017 and December 31, 2016 was as follows:

Industry	March 31, 2017	December 31, 2016
Finance	21.3%	21.1%
Services: Business	14.0	11.4
Chemicals, Plastics, & Rubber	12.1	12.3
Consumer Goods: Durable	7.4	7.4
Environmental Industries	6.0	6.0
Energy: Oil & Gas	5.2	4.7
Insurance	5.1	5.1
Healthcare & Pharmaceuticals	4.8	6.9
Aerospace & Defense	4.7	4.7
Retail	4.6	4.8
Media: Advertising, Printing & Publishing	3.5	3.5
Services: Consumer	3.4	3.4
Metals & Mining	2.8	2.8
Construction & Building	2.1	3.0
Containers, Packaging, & Glass	2.1	2.1
Capital Equipment	0.7	0.5
High Tech Industries	0.2	0.3

Total	100.0%	100.0%

The geographic composition of the portfolio at fair value at March 31, 2017 was United States 94.6%, Bermuda 3.7%, Canada 1.5% and the Cayman Islands 0.2%, and at December 31, 2016 was United States 94.4%, Bermuda 3.8%, Canada 1.5% and the Cayman Islands 0.3%. The geographic composition is determined by several factors including the location of the corporate headquarters of the portfolio company.

Market and Credit Risk

In the normal course of business, the Company invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Company may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Company; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Company may be exposed to counterparty credit risk, or the risk that an entity with which the Company has unsettled or open transactions may fail to or be unable to perform on its commitments. The Company manages counterparty risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Company to market, issuer and counterparty credit risks, consist principally of investments in portfolio companies. The extent of the Company’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the consolidated statements of assets and liabilities. The Company is also exposed to credit risk related to maintaining all of its cash at a major financial institution.

The Company has investments in lower rated and comparable quality unrated senior and junior secured, unsecured and subordinated debt securities and loans, which are subject to a greater degree of credit risk than more highly rated investments. The risk of loss due to default by the issuer is significantly greater for holders of such securities and loans, particularly in cases where the investment is unsecured or subordinated to other creditors of the issuer.

BCIC Senior Loan Partners, LLC

On June 23, 2016, the Company and Windward Investments LLC (“Windward”) entered into an agreement to create BCIC Senior Loan Partners, LLC (“Senior Loan Partners”), a joint venture. Senior Loan Partners is structured as an unconsolidated Delaware limited liability company, and is expected to make loans to and other investments in portfolio companies. All portfolio and other material decisions regarding Senior Loan Partners must be submitted to its board of directors, which is comprised of four members, two of whom were selected by the Company and two of whom were selected by Windward, and must be approved by at least one member appointed by the Company and one appointed by Windward. In addition, certain matters may be approved by Senior Loan Partners’ investment committee, which is comprised of one member appointed by the Company and one member appointed by Windward.

The Company does not consolidate its non-controlling interests in Senior Loan Partners because the entity is not considered a substantially wholly owned investment company subsidiary, as provided under ASC 946. Senior Loan Partners is a joint venture for which shared power exists relating to the decisions that most significantly impact the economic performance of the entity.

The Company and Windward have committed to provide an aggregate of $100.0 million of equity to Senior Loan Partners, with the Company providing $85.0 million and Windward providing $15.0 million. As of March 31, 2017, Senior Loan Partners had called and received $53.7 million of combined equity capital, of which the Company funded $45.7 million and Windward funded $8.0 million. As of March 31, 2017, Senior Loan Partners had received $0.6 million of contributions in advance from Windward, which is recorded as a liability in Senior Loan Partners’ Consolidated Statements of Assets and Liabilities, as shown in the selected balance sheet information below. As a result, remaining commitments from the Company and Windward as of March 31, 2017 were $39.3 million and $6.3 million, respectively. Capital contributions have been used to make investments and to fund certain start-up expenses of Senior Loan Partners.

On June 24, 2016, Senior Loan Partners as Seller and Collateral Manager, and BCIC Senior Loan Funding, LLC (“Senior Loan Funding”), a newly formed Delaware limited liability company consolidated by Senior Loan Partners, as Borrower, entered into a $200.0 million Loan and Security Agreement (the “LSA” or the “Senior Facility”) with Citibank, N.A. (“Citi”) acting as Administrative Agent and The Bank of New York Mellon Trust Company (“BoNY”) as Collateral Agent. The Senior Facility is scheduled to mature on June 24, 2021. Senior Loan Partners and Senior Loan Funding, as applicable, have made certain customary representations and warranties, and are required to comply with various covenants, including collateral maintenance, reporting requirements, usual and customary events of default and other customary requirements for similar facilities. Senior Loan Partners and Senior Loan Funding were not in default with any covenants or requirements thereunder as of March 31, 2017.

As of March 31, 2017, $38.5 million was drawn on the Senior Facility, and subject to compliance with applicable covenants and borrowing base limitations, the remaining amount available was $161.5 million. The average outstanding debt balance during the three months ended March 31, 2017 was $18.8 million and the maximum amount borrowed was $38.5 million. During the three months ended March 31, 2017, $0.8 million of interest expense and other debt related expenses were incurred under the Senior Facility.

As of March 31, 2017, Senior Loan Partners had total investments at fair value of $88.7 million, comprised of senior secured first lien loans, delayed draw term loans and an undrawn revolving loan to a total of ten borrowers. As of March 31, 2017, none of these loans were on non-accrual status. Proceeds from investment sales, prepayments or exits for the three months ended March 31, 2017 were $0.8 million. Additionally, Senior Loan Partners had unfunded commitments to two borrowers totaling $3.5 million. The aggregate fair value of the unfunded commitments at March 31, 2017 was $3.5 million. The weighted average yield of the portfolio at its current cost basis as of March 31, 2017 was 6.81%. Below is a summary of Senior Loan Partners’ portfolio as of March 31, 2017:

Portfolio Company	Industry	Interest Rate(1)	Maturity	Principal Amount	Cost	Fair Value(2)
Senior Secured Term & Delayed Draw Loans
Alaska Communications Systems Holdings, Inc., Term Loan A-1, First Lien	Telecommunications	6.00% (L + 500, 1.00% Floor)	3/13/22	$3,000,000	$3,000,000	$3,000,000
Alaska Communications Systems Holdings, Inc., Term Loan A-2, First Lien	Telecommunications	8.00% (L + 700, 1.00% Floor)	3/13/23	5,000,000	5,000,000	5,000,000
AP Plastics Group, LLC, Term Loan B, First Lien	Chemicals, Plastics, & Rubber	7.25% (L + 625, 1.00% Floor)	8/1/22	9,950,000	9,860,860	9,950,000
Digital Room LLC, First Lien	Media: Advertising, Printing & Publishing	7.00% (L + 600, 1.00% Floor)	11/21/22	9,875,000	9,686,695	9,677,500
Dunn Paper, Inc., First Lien	Containers, Packaging & Glass	5.75% (L + 475, 1.00% Floor)	8/26/22	8,491,305	8,408,634	8,491,304
ENC Holding Corporation, First Lien	Transportation: Cargo	7.62% (L + 650, 1.00% Floor)	2/8/23	10,000,000	9,901,292	9,901,292
MHE Intermediate Holdings, LLC, Delayed Draw	Services: Business	6.00% (L + 500, 1.00% Floor)	3/10/24	266,376	263,720	263,720
MHE Intermediate Holdings, LLC, First Lien	Services: Business	6.00% (L + 500, 1.00% Floor)	3/10/24	6,381,074	6,317,614	6,317,614
NSM Sub Holdings Corp., Delayed Draw	Healthcare & Pharmaceuticals	6.00% (L + 500, 1.00% Floor)	10/3/22	624,794	624,794	624,794
NSM Sub Holdings Corp., First Lien	Healthcare & Pharmaceuticals	6.00% (L + 500, 1.00% Floor)	10/3/22	7,318,657	7,251,374	7,318,657
O2 Partners, LLC, First Lien	Consumer Goods: Non-Durable	6.15% (L + 500, 1.00% Floor)	10/7/22	9,950,000	9,857,692	9,950,000
Pasternack Enterprises, Inc., First Lien	Wholesale	6.00% (L + 500, 1.00% Floor)	5/27/22	8,440,000	8,404,939	8,397,800
Q Holding Company, Term Loan B, First Lien	Chemicals, Plastics, & Rubber	6.15% (L + 500, 1.00% Floor)	12/18/21	9,949,109	9,853,600	9,853,600

Total Senior Secured Term & Delayed Draw Loans					$88,431,214	$88,746,281

(1)	100% of the senior secured loans in BCIC Senior Loan Partners’ portfolio bear interest at a floating rate that may be determined by reference to the London Interbank Offered Rate (LIBOR) or other base rate (commonly the Federal Funds Rate or the Prime Rate), at the borrower’s option. In addition, 100% of such senior secured loans have floors of 1.00%. The borrower under a senior secured loan generally has the option to select from interest reset periods of one, two, three or six months and may alter that selection at the end of any reset period. The stated interest rate represents the weighted average interest rate at March 31, 2017 of all contracts within the specified loan facility.
(2)	Represents fair value in accordance with ASC Topic 820. The determination of such fair value is not included in our board of director’s valuation process described elsewhere herein.

Below is certain summarized financial information for Senior Loan Partners as of March 31, 2017 and for the three months then ended:

Selected Balance Sheet Information

March 31, 2017
($’s in thousands)
Investments, at fair value (cost $88,431)	$88,746
Cash and cash equivalents	1,686
Other assets	2,252

Total assets	$92,685

Debt	38,450
Interest and credit facility fees payable	138
Contributions received in advance	640
Other accrued expenses and payables	220

Total liabilities	$39,448

Members’ equity	53,237

Total liabilities and members’ equity	$92,685

Selected Statement of Operations Information

Three months ended March 31, 2017
($’s in thousands)
Total Investment income	$1,239

Interest and credit facility fees	806
Other fees and expenses	73

Total expenses	$879

Unrealized appreciation (depreciation)	252

Net investment income (loss)	$613

Amounts may not foot due to rounding

6. Derivatives

Foreign Currency

The Company may enter into forward foreign currency contracts from time to time to facilitate settlement of purchases and sales of investments denominated in foreign currencies or to help mitigate the impact that an adverse change in foreign exchange rates would have on the value of the Company’s investments denominated in foreign currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date (usually the security transaction settlement date) at a negotiated forward rate. These contracts are marked-to-market by recognizing the difference between the contract exchange rate and the current market rate as unrealized appreciation or depreciation. Realized gains or losses are recognized when contracts are settled. The Company’s forward foreign currency contracts generally have terms of approximately three months. The volume of open contracts at the end of each reporting period is reflective of the typical volume of transactions during each calendar quarter. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. The Company attempts to limit this risk by dealing with only creditworthy counterparties. There were no open forward foreign currency contracts at March 31, 2017 and December 31, 2016.

Warrants and Options

The Company holds warrants and options in certain portfolio companies in an effort to achieve additional investment return. In purchasing warrants and options, the Company bears the risk of an unfavorable change in the value of the underlying equity interest. The aggregate fair value of warrants and options as of March 31, 2017 and December 31, 2016 represents zero and 0.02%, respectively, of the Company’s net assets.

The Company may enter into other derivative instruments and incur other exposures with other counterparties in the future. The derivative instruments held as of March 31, 2017 and December 31, 2016 reflect the volume of derivative activity throughout the periods presented.

7. Debt

In accordance with the 1940 Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, calculated pursuant to the 1940 Act, is at least 200% after such borrowing. As of March 31, 2017, the Company’s asset coverage was 260%.

On February 19, 2016, the Company entered into an Amended and Restated Senior Secured Revolving Credit Facility (the “Credit Facility”) which has an initial aggregate principal amount of up to $440,000,000, a stated commitment termination date of February 19, 2020, and a stated maturity date of February 19, 2021. The interest rate applicable to Eurocurrency borrowings thereunder is generally LIBOR plus an applicable margin of either 1.75% or 2.00% based on a pricing grid using the borrowing base as a multiple of the combined debt amount. The interest rate applicable to ABR borrowings thereunder is generally the prime rate in effect plus an applicable margin of either 0.75% or 1.00% based on a pricing grid using the borrowing base as a multiple of the combined debt amount. The Credit Facility’s commitment may increase in size, under certain circumstances, up to a total of $750,000,000. From the commitment termination date to the stated maturity date, the Company is required to repay outstanding principal amounts under the Credit Facility on a monthly basis in an amount equal to 1/12th of the outstanding amount at the commitment termination date.

On February 19, 2016, the Company entered into an Amended and Restated Senior Secured Term Loan Credit Agreement (the “Term Loan”) which has a principal amount of $15,000,000. The Term Loan has a stated maturity date of March 27, 2019. The interest rate applicable to borrowings thereunder is generally LIBOR plus an applicable margin of 3.25%.

On February 19, 2013, the Company closed a private offering of $100,000,000 in aggregate principal amount of 5.50% unsecured convertible senior notes due 2018 (the “Convertible Notes”). The initial purchasers of the Convertible Notes fully exercised their overallotment option and purchased an additional $15,000,000 in aggregate principal amount of the Convertible Notes. The closing of the overallotment option took place on March 4, 2013. With the exercise of the overallotment option, a total of $115,000,000 in aggregate principal amount of the Convertible Notes was sold. Net proceeds to the Company from the offering, including the exercise of the overallotment option, were approximately $111,300,000. The Convertible Notes were only offered to qualified institutional buyers as defined in the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Rule 144A under the Securities Act.

The Convertible Notes are unsecured and bear interest at a rate of 5.50% per year, payable semi-annually in arrears. In certain circumstances and during certain periods, the Convertible Notes are convertible into cash, shares of BlackRock Capital Investment Corporation’s common stock or a combination of cash and shares of the Company’s common stock, at the Company’s election, at an initial conversion rate of 86.0585 shares of common stock per $1,000 principal amount of the Convertible Notes, which is equivalent to an initial conversion price of approximately $11.62 per share of the Company’s common stock, subject to defined anti-dilution adjustments. The Company does not have the right to redeem the Convertible Notes prior to maturity. The Convertible Notes mature on February 15, 2018, unless repurchased or converted in accordance with their terms prior to such date.

On January 18, 2011, the Company closed a private placement issuance of $158,000,000 in aggregate principal amount of five-year, senior secured notes with a fixed interest rate of 6.50% and a maturity date of January 18, 2016 and $17,000,000 in aggregate principal amount of seven-year, senior secured notes with a fixed interest rate of 6.60% and a maturity date of January 18, 2018 (collectively, the “Senior Secured Notes”). The $158,000,000 five-year, senior secured notes matured on January 18, 2016 and were refinanced under the Company’s Credit Facility.

The Senior Secured Notes were sold to certain institutional accredited investors pursuant to an exemption from registration under the Securities Act of 1933, as amended. Interest on the Senior Secured Notes is due semi-annually on January 18 and July 18, commencing on July 18, 2011.

The Company’s outstanding debt as of March 31, 2017 and December 31, 2016 was as follows:

	As of
	March 31, 2017					December 31, 2016
	Total Aggregate Principal Amount Available(1)		Principal Amount Outstanding	Carrying Value		Total Aggregate Principal Amount Available(1)		Principal Amount Outstanding	Carrying Value
Credit Facility	$440,000,000	(2)	$225,000,000	$225,000,000		$440,000,000	(2)	$190,000,000	$190,000,000
Senior Secured Notes	17,000,000		17,000,000	16,979,886	(5)	17,000,000		17,000,000	16,973,708	(5)
Convertible Notes	115,000,000		115,000,000	114,106,572	(3)	115,000,000		115,000,000	113,856,080	(4)
Term Loan	15,000,000		15,000,000	14,855,996	(6)	15,000,000		15,000,000	14,838,118	(6)

	$587,000,000		$372,000,000	$370,942,454		$587,000,000		$337,000,000	$335,667,906

(1)	Subject to borrowing base and leverage restrictions.
(2)	Provides for a feature that allows the Company, under certain circumstances, up to a total of $750,000,000.
(3)	Represents the aggregate principal amount outstanding of the Convertible Notes less an unaccreted discount initially recorded upon issuance and unamortized debt issuance costs of $216,990 and $676,438, respectively, as of March 31, 2017.
(4)	Represents the aggregate principal amount outstanding of the Convertible Notes less an unaccreted discount initially recorded upon issuance and unamortized debt issuance costs of $277,828 and $866,092, respectively, as of December 31, 2016.

(5)	Represents the aggregate principal amount outstanding of the Senior Secured Notes less unamortized debt issuance costs of $20,114 and $26,292 at March 31, 2017 and December 31, 2016, respectively.
(6)	Represents the aggregate principal amount outstanding of the Term Loan less unamortized debt issuance costs of $144,004 and $161,882 at March 31, 2017 and December 31, 2016, respectively.

At March 31, 2017, the Company had $225,000,000 drawn on the Credit Facility versus $190,000,000 at December 31, 2016. Subject to compliance with applicable covenants and borrowing base limitations, the remaining amount available under the Credit Facility was $215,000,000 at March 31, 2017 and $250,000,000 at December 31, 2016. The Company’s average outstanding debt balance during the three months ended March 31, 2017 and 2016 was $323,786,261 and $391,242,452, respectively. The maximum amounts borrowed during the three months ended March 31, 2017 and 2016 were $371,783,009 and $442,536,273, respectively.

Amortization of $392,036 and $432,515 related to debt issuance costs are now presented as interest expense within the consolidated statements of operations for the three months ended March 31, 2017 and 2016.

The weighted average annual interest cost for the three months ended March 31, 2017 and 2016 was 4.63% and 4.59%, respectively, exclusive of commitment fees of $247,031 and $190,271, respectively. With respect to any unused portion of the commitments under the Credit Facility, the Company incurs an annual commitment fee of 0.375%.

Under the Credit Facility, Term Loan and Senior Secured Notes, the Company is required to comply with various affirmative and restrictive covenants, reporting requirements and other customary requirements for similar debt facilities, including, without limitation, covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on distributions and certain other restricted payments, (d) certain restrictions on subsidiaries and fundamental changes thereto, (e) maintaining a certain minimum shareholders’ equity, (f) maintaining an asset coverage ratio of not less than 2.0:1.0, (g) limitations on certain transactions with affiliates, (h) limitations on pledging certain unencumbered assets, and (i) limitations on the creation or existence of agreements that prohibit liens on certain properties of the Company and certain of its subsidiaries. These covenants are subject to important limitations and exceptions that are described in the documents governing the Credit Facility, Term Loan and Senior Secured Notes. Further, amounts available to borrow under the Credit Facility, Term Loan and Senior Secured Notes (and the incurrence of certain other permitted debt) are also subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Company’s portfolio that are pledged as collateral.

The Credit Facility, Term Loan and Senior Secured Notes are secured by a lien on substantially all of the assets of the Company and its subsidiaries.

The Convertible Notes contain certain covenants, including covenants requiring the Company to reserve shares of common stock for the purpose of satisfying all obligations to issue the underlying securities upon conversion of the securities and to furnish to holders of the securities upon request, any information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

At March 31, 2017, the Company was in compliance with all covenants required under the Credit Facility, Convertible Notes, Term Loan and Senior Secured Notes.

8. Capital stock

During July 2015, the Board of Directors approved an extension to the plan and an increase to the remaining amount of shares authorized to be repurchased to a total of 4,000,000 shares. During April 2016, the Board of Directors approved an increase to the remaining amount of shares authorized to be repurchased to a total of 2,500,000 shares, and an extension to the plan until the earlier of June 30, 2017 or such time that all of the authorized shares have been repurchased. During the three months ended March 31, 2016, the Company purchased a total of 1,362,213 shares of its common stock on the open market for $12,009,486, including brokerage commissions. No such shares were purchased for the three months ended March 31, 2017. Since inception of the repurchase plan through March 31, 2017, the Company has purchased 4,551,965 shares of its common stock on the open market for $36,302,821, including brokerage commissions. At March 31, 2017, the total number of remaining shares authorized for repurchase was 1,958,149. The Company currently holds the shares it repurchased in treasury.

9. Guarantees, commitments and contingencies

In the normal course of business, the Company may enter into guarantees on behalf of portfolio companies. Under these arrangements, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. There were no such guarantees outstanding at March 31, 2017 and December 31, 2016. In addition, from time to time, the Company may provide for a commitment to a portfolio company for investment in an existing or new security. At March 31, 2017 and December 31, 2016, the Company was obligated to existing portfolio companies for unfunded commitments of $43.0 million and $43.5 million, respectively. Of the $43.0 million and $43.5 million total unfunded commitments at March 31, 2017 and December 31, 2016, respectively, $39.3 million and $42.5 million was on our aggregate $85.0 million equity commitment to BCIC Senior Loan Partners, LLC (See Note 5). The aggregate fair value of unfunded commitments at March 31, 2017 and December 31, 2016 was $42.6 million and $42.6 million, respectively. We maintain sufficient cash on hand and available borrowings to fund such unfunded commitments should the need arise.

In the normal course of business, the Company enters into contractual agreements that provide general indemnifications against losses, costs, claims and liabilities arising from the performance of individual obligations under such agreements. The Company has had no prior claims or payments pursuant to such agreements. The Company’s individual maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on management’s experience, the Company expects the risk of loss to be remote.

From time to time, we and the Advisor may be a party to certain legal proceedings incidental to the normal course of our business, including the enforcement of our rights under contracts with our portfolio companies. Further, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. While we cannot predict the outcome of these legal proceedings with certainty, we do not expect that these proceedings will have a material effect on our consolidated financial statements.

10. Fair value of financial instruments

Fair Value Measurements and Disclosure

ASC 820-10 defines fair value, establishes a framework for measuring fair value and requires disclosures about fair value measurements. ASC 820-10 defines fair value as the price that the Company would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. ASC 820-10 emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company’s assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances.

Level 1 – Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

Level 2 – Valuations based on unadjusted quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement. The inputs into the determination of fair value may require significant management judgment or estimation.

Transfers between levels, if any, represent the value as of the beginning of the period of any investment where a change in the pricing level occurred from the beginning to the end of the period.

The Company’s valuation policy and fair value disclosures are consistent with ASC 820-10. The Company evaluates the source of inputs, including any markets in which its investments are trading, in determining fair value and categorizes each investment within the fair value hierarchy pursuant to ASC 820-10.

Under the 1940 Act, the Company is required to separately identify non-controlled investments where it owns 5% or more of a portfolio company’s outstanding voting securities as investments in “affiliated” companies. In addition, under the 1940 Act, the Company is required to separately identify investments where it owns more than 25% of a portfolio company’s outstanding voting securities as investments in “controlled” companies. Detailed information with respect to the Company’s non-controlled non-affiliated, non-controlled affiliated and controlled investments is contained in the accompanying consolidated schedules of investments and consolidated financial statements. The information in the tables below is presented on an aggregate portfolio basis, without segregating the non-controlled non-affiliated, non-controlled affiliated and controlled investment categories.

The carrying values of the Company’s financial instruments approximate fair value. The carrying values of receivables, other assets, accounts payable and accrued expenses approximate fair value due to their short maturities. The fair value of the Company’s Credit Facility, Senior Secured Notes, Convertible Notes and Term Loan is derived by taking the average of the high and low quotes as obtained from a broker. The fair value of the Credit Facility, Senior Secured Notes, Convertible Notes and Term Loan would be classified as Level 2 with respect to the fair value hierarchy.

The carrying and fair values of the Company’s outstanding debt as of March 31, 2017 and December 31, 2016 were as follows:

	March 31, 2017		December 31, 2016
	Carrying Value	Fair Value	Carrying Value	Fair Value
Credit Facility	$225,000,000	$212,625,000	$190,000,000	$179,550,000
Senior Secured Notes	16,979,886	17,535,330	16,973,708	17,752,420
Convertible Notes	114,106,572	118,369,979	113,856,080	118,163,837
Term Loan	14,855,996	15,131,250	14,838,118	15,093,750

Total	$370,942,454	$363,661,559	$335,667,906	$330,560,007

The following tables summarize the fair values of the Company’s investments and cash and cash equivalents based on the inputs used at March 31, 2017 and December 31, 2016 in determining such fair values:

		Fair Value Inputs at March 31, 2017
	Fair Value at March 31, 2017	Price Quotations (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior secured notes	$65,033,438	$—	$—	$65,033,438
Unsecured debt	127,754,735	—	—	127,754,735
Subordinated debt	28,800,000	—	—	28,800,000
Senior secured loans	564,090,631	—	—	564,090,631
Preferred stock	52,459,434	—	—	52,459,434
Common stock	18,614,930	—	—	18,614,930
Limited partnership/limited liability company interests	82,092,281	—	—	82,092,281
Equity warrants/options	—	—	—	—

Total investments	938,845,449	—	—	938,845,449
Cash and cash equivalents	38,454,730	38,454,730	—	—

Total	$977,300,179	$38,454,730	$—	$938,845,449

		Fair Value Inputs at December 31, 2016
	Fair Value at December 31, 2016	Price Quotations (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior secured notes	$63,609,625	$—	$—	$63,609,625
Unsecured debt	127,317,932	—	—	127,317,932
Subordinated debt	28,800,000	—	—	28,800,000
Senior secured loans	548,515,315	—	—	548,515,315
Preferred stock	57,873,127	—	—	57,873,127
Common stock	37,632,386	—	—	37,632,386
Limited partnership/limited liability company interests	67,257,747	—	—	67,257,747
Equity warrants/options	117,358	—	—	117,358

Total investments	931,123,490	—	—	931,123,490
Cash and cash equivalents	10,707,834	10,707,834	—	—

Total	$941,831,324	$10,707,834	$—	$931,123,490

The valuation techniques used at March 31, 2017 and December 31, 2016 in determining the fair values of the Company’s investments for which significant unobservable inputs were used were the market approach, income approach or both using third party valuation firms or broker quotes for identical or similar assets. The total fair market value using the market or income approach or both using third party valuation firms was $938,845,449 and $931,123,490 as of March 31, 2017 and December 31, 2016, respectively. Any remaining balance was determined using broker quotes for identical or similar assets.

The following is a reconciliation for the three months ended March 31, 2017 of investments for which Level 3 inputs were used in determining fair value:

	Fair Value at December 31, 2016	Amortization of Premium/ Discount - Net	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation or Depreciation	Purchases	Sales or Repayments	Net Transfers in and/or out of Level 3	Fair Value at March 31, 2017
Senior secured notes	$63,609,625	$76,530	$(13,682,622)	$15,029,905	$5,000,000	$(5,000,000)	$—	$65,033,438
Unsecured debt	127,317,932	—	—	(1,464,240)	5,430,672	(3,529,629)	—	127,754,735
Subordinated debt	28,800,000	—	—	—	—	—	—	28,800,000
Senior secured loans	548,515,315	803,423	(34,071,371)	33,502,712	92,130,852	(76,790,300)	—	564,090,631
Preferred stock	57,873,127	—	2,449,618	(228,401)	189,026	(7,823,936)	—	52,459,434
Common stock	37,632,386	—	3,369,690	(2,436,246)	73,295	(20,024,195)	—	18,614,930
Limited partnership/LLC Interest	67,257,747	—	(9,638,439)	5,835,604	19,576,638	(939,269)	—	82,092,281
Equity warrants/options	117,358	—	(994,155)	1,068,780	—	(191,983)	—	—

Total investments	$931,123,490	$879,953	$(52,567,279)	$51,308,114	$122,400,483	$(114,299,312)	$—	$938,845,449

The following is a reconciliation for the three months ended March 31, 2016 of investments for which Level 3 inputs were used in determining fair value:

	Fair Value at December 31, 2015	Amortization of Premium/ Discount - Net	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation or Depreciation	Purchases	Sales or Repayments	Net Transfers in and/or out of Level 3	Fair Value at March 31, 2016
Senior secured notes	$69,875,250	$250,294	$—	$(2,467,614)	$36,750,000	$—	$—	$104,407,930
Unsecured debt	126,476,842	(1)	—	(4,848,648)	15,990,930	—	—	137,619,123
Subordinated debt	42,608,119	—	—	—	2,240,000	(25,000,000)	—	19,848,119
Senior secured loans	756,394,823	517,905	—	(45,835,228)	39,533,238	(7,870,786)	—	742,739,952
Preferred stock	43,533,360	—	—	6,437,408	747,647	—	—	50,718,415
Common stock	46,629,914	—	—	(5,074,526)	443,097	—	—	41,998,485
Limited partnership/ LLC Interest	28,553,438	—	34,884	(3,345,953)	2,262,082	(34,884)	—	27,469,567
Equity warrants/options	2,924,818	—	—	(1,369,279)	—	—	—	1,555,539

Total investments	$1,116,996,564	$768,198	$34,884	$(56,503,840)	$97,966,994	$(32,905,670)	$—	$1,126,357,130

There were no transfers between Levels during the three months ended March 31, 2017 and 2016. All realized and unrealized gains and losses are included in earnings (changes in net assets) and are reported as separate line items within the Company’s consolidated statements of operations.

Net change in unrealized appreciation (depreciation) for the three months ended March 31, 2017 and 2016 on investments still held by the Company at the respective period ends, for which Level 3 inputs were used in determining fair value was ($754,469) and ($56,503,840), respectively.

The significant unobservable inputs used in the market approach of fair value measurement of the Company’s investments are the market multiples of earnings before income tax, depreciation and amortization (“EBITDA”) of the comparable guideline public companies. The independent valuation firms select a population of public companies for each investment with similar operations and attributes of the subject company. Using these guideline public companies’ data, a range of multiples of enterprise value to EBITDA is calculated. The independent valuation firms select percentages from the range of multiples for purposes of determining the subject company’s estimated enterprise value based on said multiple and generally the latest twelve months EBITDA of the subject company (or other meaningful measure). Significant increases or decreases in the multiple will result in an increase or decrease in enterprise value, resulting in an increase or decrease in the fair value estimate of the investment.

The significant unobservable input used in the income approach of fair value measurement of the Company’s investments is the discount rate or market yield used to discount the estimated future cash flows expected to be received from the underlying investment, which include both future principal and interest payments. Significant increases or decreases in the discount rate or market yield would result in a decrease or increase in the fair value measurement. Included in the consideration and selection of discount rates or market yields are the following factors: risk of default, rating of the investment and comparable company investments, and call provisions.

The ranges of significant unobservable inputs used in the fair value measurement of the Company’s Level 3 investments as of March 31, 2017 were as follows:

	Low	High	Weighted Average
EBITDA Multiples:
Senior secured notes	4.00x	5.00x	4.45x
Unsecured debt	6.56x	7.50x	7.03x
Subordinated debt	n/a	n/a	n/a
Senior secured loans	6.26x	7.58x	6.92x
Preferred stock	5.45x	5.99x	5.72x
Common stock	3.60x	3.87x	3.73x
Limited partnerships/LLC interest	3.00x	3.47x	3.24x
Equity warrants/options	n/a	n/a	n/a

Market Yields:
Senior secured notes	11.04%	11.72%	11.46%
Unsecured debt	n/a	n/a	n/a
Subordinated debt	n/a	n/a	n/a
Senior secured loans	9.97%	10.80%	10.43%
Preferred stock	n/a	n/a	n/a
Common stock	n/a	n/a	n/a
Limited partnerships/LLC interest	n/a	n/a	n/a
Equity warrants/options	n/a	n/a	n/a

The ranges of significant unobservable inputs used in the fair value measurement of the Company’s Level 3 investments as of December 31, 2016 were as follows:

	Low	High	Weighted Average
EBITDA Multiples:
Senior secured notes	4.00x	5.00x	4.38x
Unsecured debt	6.75x	7.75x	7.25x
Subordinated debt	n/a	n/a	n/a
Senior secured loans	6.16x	7.41x	6.82x
Preferred stock	5.39x	5.90x	5.65x
Common stock	6.88x	7.53x	7.40x
Limited partnerships/LLC interest	2.82x	3.19x	2.95x
Equity warrants/options	10.00x	11.00x	10.88x

Market Yields:
Senior secured notes	11.20%	11.88%	11.65%
Unsecured debt	24.25%	24.75%	24.50%
Subordinated debt	n/a	n/a	n/a
Senior secured loans	10.41%	11.24%	10.81%
Preferred stock	n/a	n/a	n/a
Common stock	n/a	n/a	n/a
Limited partnerships/LLC interest	n/a	n/a	n/a
Equity warrants/options	n/a	n/a	n/a

11. Financial highlights

The following per share data and ratios have been derived from information provided in the consolidated financial statements. The following is a schedule of financial highlights for a common share outstanding during the three months ended March 31, 2017 and 2016:

	Three months ended March 31, 2017	Three months ended March 31, 2016
Per Share Data:
Net asset value, beginning of period	$8.21	$10.17

Net investment income	0.20	0.24
Net realized and unrealized gain (loss)	(0.00)	(0.76)

Total from investment operations	0.20	(0.52)
Distributions to stockholders from net investment income	(0.18)	(0.21)
Purchases of treasury stock at prices below net asset value	—	0.03
Issuance/reinvestment of stock at prices (below) above net asset value	(0.00)	—

Net increase (decrease) in net assets	0.01	(0.71)

Net asset value, end of period	$8.22	$9.46

Market price, end of period	$7.55	$9.41

Total return(1)(2)	11.79%	2.51%
Ratios / Supplemental Data:
Ratio of operating expenses to average net assets(3)(4)	4.88%	4.23%
Ratio of interest and other debt related expenses to average net assets(3)	2.71%	2.56%

Ratio of total expenses to average net assets(3)(5)	7.59%	6.78%
Ratio of net investment income to average net assets(3)	9.89%	9.59%
Net assets, end of period	$598,447,725	$689,322,137
Average debt outstanding	$323,786,261	$391,242,452
Weighted average shares outstanding	72,804,629	73,106,678
Average debt per share(6)	$4.45	$5.35
Portfolio turnover(2)	12%	3%

Figures may not foot due to rounding

(1)	Total return is based on the change in market price per share during the respective periods. Total return calculations take into account distributions, if any, reinvested in accordance with the Company’s dividend reinvestment plan and do not reflect brokerage commissions.
(2)	Not annualized.
(3)	Annualized.
(4)	Ratio excluding incentive fees based on income for the three months ended March 31, 2017 and 2016 is 4.33% and 4.23%, respectively.
(5)	Ratio excluding incentive fees based on income for the three months ended March 31, 2017 and 2016 is 7.04% and 6.78%, respectively.
(6)	Average debt per share is calculated as average debt outstanding divided by the weighted average shares outstanding during the applicable period.

12. Subsequent events

On May 1, 2017, the Company’s Board of Directors declared a distribution of $0.18 per share, payable on July 3, 2017 to stockholders of record at the close of business on June 19, 2017.

The Company has reviewed subsequent events occurring through the date that these consolidated financial statements were available to be issued, and determined that no subsequent events occurred requiring accrual or disclosure, except as disclosed above and elsewhere in these notes to consolidated financial statements.

$500,000,000

Common Stock

Preferred Stock

Warrants

Subscription Rights

Debt Securities

Units

We are an externally-managed, non-diversified closed-end management investment company. We have elected to be regulated as a business development company under the Investment Company Act of 1940, which we refer to as the 1940 Act.

Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in middle-market companies in the form of senior and junior secured, unsecured and subordinated debt securities and loans, each of which may include an equity component, and by making direct preferred, common and other equity investments in such companies. We fund a portion of our investments with borrowed money, a practice commonly known as leverage. We can offer no assurances that we will continue to achieve our objective.

We are managed by BlackRock Advisors, LLC. BlackRock Financial Management, Inc. serves as our administrator.

We may offer, from time to time, in one or more offerings or series, together or separately, up to $500,000,000 of our common stock, preferred stock, debt securities, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities and subscription rights, or units comprised of any combination of the foregoing, which we refer to, collectively, as the “securities.” The preferred stock, warrants, subscription rights and debt securities (including as part of a unit) offered hereby may be convertible or exchangeable into shares of our common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the event we offer common stock, the offering price per share of our common stock less any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders and approval of our independent directors, or (3) under such circumstances as the Securities and Exchange Commission, or the SEC, may permit. Our stockholders approved at our 2017 Special Meeting of Stockholders a proposal that authorizes us, with approval of our Board of Directors, to sell or otherwise issue shares of our common stock at a price below our then current net asset value per share in one or more offerings, subject to certain limitations. Sales of common stock below net asset value per share dilute the interests of existing stockholders, have the effect of reducing the net asset value per share and may reduce the market price per share of our common stock. See “Risks” beginning on page 10 and “Sales of Common Stock Below Net Asset Value” beginning on page 55.

Our common stock is traded on The NASDAQ Global Select Market under the symbol “BKCC.” The last reported closing price for our common stock on May 5, 2017 was $7.62 per share. The net asset value per share of our common stock at March 31, 2017 (the last date prior to the date of this prospectus on which we determined net asset value) was $8.22.

This prospectus, and the accompanying prospectus supplement, if any, sets forth the important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information with the SEC. This information is available free of charge by contacting us at 40 East 52nd Street, New York, NY 10022 or by telephone at (212) 810-5800 or on our website at www.blackrockbkcc.com. The SEC also maintains a website at www.sec.gov that contains such information free of charge.

Investing in our securities involves a high degree of risk, including the risk of the use of leverage. Before investing in our securities, you should read the discussion of the material risks of investing in the Company in “Risks” beginning on page 10 of this prospectus.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

Prospectus dated May 12, 2017

You should rely only on the information contained in this prospectus and the accompanying prospectus supplement, if any. We have not authorized anyone to provide you with additional information, or information different from that contained in this prospectus and the accompanying prospectus supplement, if any. If anyone provides you with different or additional information, you should not rely on it. In the event of a conflict between this prospectus and the accompanying prospectus supplement, if any, the prospectus supplement shall govern. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. The information contained in or incorporated by reference in this prospectus and the accompanying prospectus supplement, if any, is accurate only as of the date of this prospectus or such prospectus supplement. Our business, financial condition, results of operations and prospects may have changed since then. We will update these documents to reflect material changes as required by law.

i

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $500,000,000 of our common stock, preferred stock, debt securities, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities and subscription rights, or units comprised of any combination of the foregoing, on the terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement together with any exhibits and the additional information described under the headings “Additional Information” and “Risks” before you make an investment decision.

ii

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the entire prospectus and the accompanying prospectus supplement, if any, carefully, including “Risks.” Throughout this prospectus, we refer to BlackRock Capital Investment Corporation as the “Company,” “we,” “us” or “our.”

The Company

BlackRock Capital Investment Corporation (“BlackRock Capital,” the “Company” or the “Registrant,” which may also be referred to as “we,” “us” or “our”) provides middle-market companies with flexible financing solutions, including senior and junior secured, unsecured and subordinated debt securities and loans, and equity securities. Our strategy is to provide capital to meet our clients’ current and future needs across this spectrum, creating long-term partnerships with growing middle-market companies.

We were incorporated on April 13, 2005, commenced operations with private funding on July 25, 2005, and completed our initial public offering on July 2, 2007. We are an externally-managed, non-diversified closed-end management investment company. We have elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, which we refer to as the 1940 Act. In addition, for tax purposes we intend to continue to qualify as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, which we refer to as the Code. As a BDC, we are required to comply with certain regulatory requirements. See “Regulation” for discussion of BDC regulation and other regulatory considerations.

Our investment objective is to generate both current income and capital appreciation through our debt and equity investments. We invest primarily in middle-market companies and target investments throughout the capital structure that we believe provide an attractive risk-adjusted return. The term “middle-market” refers to companies with annual revenues typically between $50 million and $1 billion. Our targeted investment typically ranges between $10 million and $50 million, although the investment sizes may be more or less than the targeted range and the size of our investments may grow with our capital availability. We generally seek to invest in companies that operate in a broad variety of industries and that generate positive cash flows.

Although most of our investments are in senior and junior secured, unsecured and subordinated loans to U.S. private and certain public middle-market companies, we invest throughout the capital structure, which may include common and preferred equity, options and warrants, credit derivatives, high-yield bonds, distressed debt and other structured securities. We may from time to time invest up to 30% of our assets opportunistically in other types of investments, including securities of other public companies and foreign securities.

The senior and junior secured loans in which we invest generally have stated terms of three to ten years and the subordinated debt investments we make generally have stated terms of up to ten years, but the expected average life of such senior and junior secured loans and subordinated debt is generally between three and seven years. However, we may invest in securities of any maturity or duration. The debt that we invest in typically is not initially rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service, lower than “BBB-” by Fitch Ratings or lower than “BBB-” by Standard & Poor’s). We may invest in debt of any rating, as well as debt that has not been rated by any nationally recognized statistical rating organization.

Our Advisor

Our investment activities are carried out by BlackRock Advisors, LLC’s (the “Advisor’s” or “BlackRock Advisors’”) internal business unit, US Private Capital Group, which is led by Michael J. Zugay, Chief Executive Officer of the Company and Chairman of US Private Capital Group’s Investment Committee (the “Investment Committee”). The Investment Committee is also comprised of Jason A. Mehring, Vice Chairman of the

Investment Committee, and certain senior investment personnel of US Private Capital Group. The investment professionals of the Advisor’s US Private Capital Group, including members of the Investment Committee, have extensive experience in investing across market cycles in various types of private credit and private equity transactions. The team’s experience provides us with a competitive advantage in sourcing, investing in, and managing a portfolio of investments in middle market companies. The team also possesses a broad range of transaction, financial, managerial and investment skills that are used in the Advisor’s management activities. Previously, our investment activities were led by Steven F. Sterling, former CEO and Chairman of the Board and Head of the Advisor’s US Private Capital Group through December 31, 2016, and Michael J. Zugay, prior Head of Investments for the Advisor’s US Private Capital Group through December 31, 2016, with guidance from the Investment Committee.

The Advisor is a wholly owned indirect subsidiary of BlackRock, Inc. (together with certain of its affiliates, collectively “BlackRock”). BlackRock is the largest asset manager globally with $5.4 trillion under management, as of March 31, 2017.

Market opportunity

We believe that current market conditions present opportunities for investment in middle-market companies with attractive risk-adjusted returns for several reasons, including:

Middle-market companies have faced increasing difficulty in accessing the capital markets. While many middle-market companies were able to raise funds by raising debt in the capital markets in the past, we believe this approach to financing has become more difficult, as transactions have increased in size to address investors’ demands for greater liquidity in securities such as high yield bonds. In addition, we believe that many senior lenders have, in recent years, de-emphasized their service and product offerings to middle-market businesses in favor of lending to large corporate clients and managing large, liquid capital markets transactions.

There is a large pool of uninvested private equity capital likely to seek additional capital to support private investments. We believe there is a large pool of uninvested private equity capital available to middle-market companies. We expect that private equity firms will be active investors in middle-market companies and that these private equity firms will seek to supplement their equity investments with senior secured and junior loans and equity co-investments from other sources, such as us.

Middle-market companies are increasingly seeking private sources for debt and equity capital. We believe that many middle-market companies prefer to execute transactions with private capital providers such as us, rather than execute high-yield bond or equity transactions in the public markets, which may necessitate increased financial and regulatory compliance and reporting obligations.

Consolidation among commercial banks has reduced the focus on middle-market business. We believe that many senior lenders have de-emphasized their service and product offerings to middle-market companies in favor of lending to large corporate clients, managing capital markets transactions and providing other non-credit services to their customers.

Competitive advantages

We believe we possess the following competitive advantages over other capital providers to middle-market companies:

Demonstrated ability to deploy capital consistent with our investment policies. Since our inception, we have invested in excess of $4.3 billion across 180 portfolio companies through December 31, 2016. We have a portfolio yield at fair value of approximately 11.7% at December 31, 2016. During 2016, we invested approximately $325.4 million of gross assets. The weighted average portfolio yield was computed using the effective interest rates for all of our debt investments at fair value, plus the yield to maturity from December 31, 2016 of all of our debt investments. The weighted average portfolio yield of our debt investments is not the same as a return on investment for our stockholders but, rather, relates to a portion of our investment portfolio and is calculated before payment of all of our fees and expenses, including any sales load paid in connection with an offering of our securities. There can be no assurance that the weighted average yield will remain at its current level. For the year ended December 31, 2016, the total return based on net asset value and total return based on market value was (10.7)% and (18.1)%, respectively. Total returns are historical and are calculated by determining the percentage change in the net asset value or market value with all dividends and distributions, if any, reinvested. Dividends and distributions are assumed to be reinvested at prices obtained under the company’s dividend reinvestment plan.

Proven transaction sourcing strategy. Since the inception of operations, we have sourced and reviewed more than 3,700 potential investments and have a proven process through which we have invested in excess of $4.3 billion through December 31, 2016. The Advisor identifies potential investments through its dynamic transaction origination efforts. The origination efforts include calling on financial institutions such as investment banks, commercial banks, specialty finance companies and private equity firms; as well as on advisory firms, trade associations and the owners and managers of middle-market companies with whom the investment professionals and investment committee members have relationships. We expect that our ability to leverage these relationships will continue to result in the referral of investment opportunities to us and provide us with a competitive advantage.

Our investment activities are carried out by BlackRock Advisors’ internal business unit, US Private Capital Group, which is led by Michael J. Zugay, Chief Executive Officer of the Company and Chairman of the Investment Committee. The Investment Committee is also comprised of Jason A. Mehring, Vice Chairman of the Investment Committee, and certain senior investment personnel of US Private Capital Group. The investment professionals of the Advisor’s US Private Capital Group, including members of the Investment Committee, have extensive experience in investing across market cycles in various types of private credit and private equity transactions. The team’s experience provides us with a competitive advantage in sourcing, investing in, and managing a portfolio of investments in middle market companies. The team also possesses a broad range of transaction, financial, managerial and investment skills that are used in the Advisor’s management activities. Previously, our investment activities were led by Steven F. Sterling, former CEO and Chairman of the Board and Head of the Advisor’s US Private Capital Group through December 31, 2016, and Michael J. Zugay, prior Head of Investments for the Advisor’s US Private Capital Group through December 31, 2016, with guidance from the Investment Committee.

Our executive officers and directors and the employees of the Advisor and certain of its affiliates, as well as members of US Private Capital’s investment committee, serve or may serve as investment advisors, officers, directors or principals of entities or investment funds that operate in the same or a related line of business as we do and/or investment funds managed by our affiliates. We note that any affiliated investment vehicle currently formed or formed in the future and managed or to be managed in the future by the Advisor or its affiliates may have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, the Advisor or its affiliates may face conflicts in allocating investment opportunities between us and such other entities. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by the Advisor or its affiliates. However, the Advisor and its affiliates will endeavor to allocate investment opportunities in a fair and equitable manner and consistent with applicable allocation procedures. In any such case, if the Advisor forms other affiliates in the future, we may co-invest on a concurrent basis with such other affiliates, subject to compliance with applicable regulations and regulatory guidance, as well as applicable allocation procedures. In certain circumstances, negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. A subsidiary of BlackRock provides certain administrative services to us as of and for the year ended December 31, 2016.

Disciplined investment process with focus on preservation of capital. In making investment decisions, the Advisor employs a disciplined and selective review process that focuses on, among other things, a thorough analysis of the underlying issuer’s business and the performance drivers of that business, as well as an assessment of the legal and economic features of each particular investment.

Cost-effective and high quality infrastructure. We benefit from the existing infrastructure and administrative capabilities of BlackRock Financial Management, Inc. (the “Administrator”). For providing these services, facilities and personnel, we reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement.

Leverage

On February 19, 2016, the Company entered into an Amended and Restated Senior Secured Revolving Credit Facility (the “Credit Facility”), which has an initial aggregate principal amount of up to $440,000,000, a stated commitment termination date of February 19, 2020, and a stated maturity date of February 19, 2021. The interest rate applicable to Eurocurrency borrowings thereunder is generally LIBOR plus an applicable margin of either 1.75% or 2.00% based on a pricing grid using the borrowing base as a multiple of the combined debt amount. The interest rate applicable to ABR borrowings thereunder is generally the prime rate in effect plus an applicable margin of either 0.75% or 1.00% based on a pricing grid using the borrowing base as a multiple of the combined debt amount. The Credit Facility’s commitment may increase in size, under certain circumstances, up to a total of $750,000,000. From the commitment termination date to the stated maturity date, the Company is required to repay outstanding principal amounts under the Credit Facility on a monthly basis in an amount equal to 1/12th of the outstanding amount at the commitment termination date.

On February 19, 2016, the Company entered into an Amended and Restated Senior Secured Term Loan Credit Agreement (the “Term Loan”), which has a principal amount of $15,000,000. The Term Loan has a stated maturity date of March 27, 2019. The interest rate applicable to borrowings thereunder is generally LIBOR plus an applicable margin of 3.25%.

On February 19, 2013, the Company closed a private offering of $100,000,000 in aggregate principal amount of 5.50% unsecured convertible senior notes due 2018 (the “Convertible Notes”). The initial purchasers of the Convertible Notes fully exercised their overallotment option and purchased an additional $15,000,000 in aggregate principal amount of the Convertible Notes. The closing of the overallotment option took place on March 4, 2013. With the exercise of the overallotment option, a total of $115,000,000 in aggregate principal amount of the Convertible Notes was sold. Net proceeds to the Company from the offering, including the exercise of the overallotment option, were approximately $111,300,000. The Convertible Notes were only offered to qualified institutional buyers as defined in the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Rule 144A under the Securities Act.

The Convertible Notes are unsecured and bear interest at a rate of 5.50% per year, payable semi-annually in arrears. In certain circumstances and during certain periods, the Convertible Notes are convertible into cash, shares of the Company’s common stock or a combination of cash and shares of common stock, at the Company’s election, at an initial conversion rate of 86.0585 shares of common stock per $1,000 principal amount of the Convertible Notes, which is equivalent to an initial conversion price of approximately $11.62 per share of the Company’s common stock, subject to defined anti-dilution adjustments. The Company does not have the right to redeem the Convertible Notes prior to maturity. The Convertible Notes mature on February 15, 2018, unless repurchased or converted in accordance with their terms prior to such date.

On January 18, 2011, the Company closed a private placement issuance of $158,000,000 in aggregate principal amount of five-year, senior secured notes with a fixed interest rate of 6.50% and a maturity date of

January 18, 2016 and $17,000,000 in aggregate principal amount of seven-year, senior secured notes with a fixed interest rate of 6.60% and a maturity date of January 18, 2018 (collectively, the “Senior Secured Notes”). The $158,000,000 five-year, senior secured notes matured on January 18, 2016 and were refinanced under the Company’s Credit Facility. The Senior Secured Notes were sold to certain institutional accredited investors pursuant to an exemption from registration under the Securities Act of 1933, as amended. On April 17, 2017, the Company redeemed $17,000,000 aggregate principal amount of 6.60% senior secured notes due 2018, using proceeds from the senior secured revolving credit facility. The notes were prepaid at 100% of the principal amount, plus accrued and unpaid interest through the prepayment date, as well as an approximate $0.7 million make-whole premium.

Risks

Investment in our securities involves a number of significant risks relating to our business and our investment objective that you should consider before investing in our securities.

A large number of entities and individuals compete for the same kind of investment opportunities as we do. Increased competition would make it more difficult for us to purchase or originate investments at attractive prices. As a result of this competition, sometimes we may be precluded from making otherwise attractive investments.

We borrow funds to make investments. As a result, we are exposed to the risks of borrowing, also known as leverage, which may be considered a speculative investment technique. Leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our securities. Under the 1940 Act, we may not borrow money unless we maintain asset coverage for indebtedness and preferred stock of at least 200%, which may affect returns to stockholders.

Our Advisor and its affiliates, officers and employees may have certain conflicts of interest. Officers and employees of the Advisor and affiliates of the Advisor, as well as members of BlackRock’s US Private Capital Group’s investment committee, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business or of investment funds managed by affiliates of the Advisor. Accordingly, these individuals may have obligations to investors in those entities or funds, the fulfillment of which might not be in our best interests or the best interests of our stockholders.

The potential for the Advisor to earn an incentive fee from time to time under the Management Agreement may create an incentive for the Advisor to make investments that are riskier or more speculative than would otherwise be the case. Substantially all of our portfolio of investments is illiquid. Our portfolio includes securities primarily issued by private companies. These investments may involve a high degree of business and financial risk; they are illiquid, and may not produce current returns or capital gains. If we were forced to immediately liquidate some or all of the investments in the portfolio, the proceeds of such liquidation could be significantly less than the current value of such investments. We may be required to liquidate some or all of our portfolio investments to meet our debt service obligations.

The capital markets may experience periods of disruption and instability. This may affect the ability of a portfolio company to repay its borrowings or to engage in a liquidity event, which is a transaction that involves the sale or recapitalization of all or part of a portfolio company. These conditions could lead to loss of investment returns and/or financial losses in our portfolio and a decrease in our revenues, net income and assets. Numerous other factors may affect a borrower’s ability to repay its loan, including the failure to meet its business plan, a downturn in its industry or negative economic conditions.

To maintain our status as a BDC, we must not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets.

We may not be able to pay dividends and failure to qualify as a RIC for tax purposes could have a material adverse effect on the income available for debt service and distributions to our stockholders, which may have a material adverse effect on our total return to common stockholders, if any.

Also, we are subject to certain risks associated with valuing our portfolio, changing interest rates, accessing additional capital, fluctuating financial results, and operating in a regulated environment.

The market value of our securities may be volatile due to market factors that may be beyond our control.

Rising interest rates may adversely affect the value of our portfolio investments which could have an adverse effect on our business, financial condition and results of operations.

Company information

Our administrative and executive offices are located at 40 East 52nd Street, New York, NY 10022, and our telephone number is (212) 810-5800.

FEES AND EXPENSES

The following table will assist you in understanding the various costs and expenses that an investor in shares of our common stock will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in the Company.

Stockholder Transaction Expenses
Sales Load (as a percentage of offering price)		%(1)
Offering Expenses (as a percentage of offering price)		%(2)
Total Common Stockholder Expenses (as a percentage of offering price)		%(3)
Estimated Annual Expenses (as a Percentage of Net Assets Attributable to Common Shares)(4)
Management Fees	3.12	%(5)
Incentive Fees Payable Under the Management Agreement	0.00	%(6)
Interest Payments on Borrowed Funds	2.79	%(7)
Other Expenses	4.24	%(8)

Total Annual Expenses	10.15	%(9)

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.

(3)	The expenses of our dividend reinvestment plan are included in “Other Expenses.”

(4)	“Net Assets Attributable to Common Shares” equals our net assets at December 31, 2016.

(5)	Effective March 7, 2017, our management fee is 1.75% of our total assets (excluding cash), payable quarterly in arrears based on our total asset valuation at the end of the prior quarter. The management fee used in the table is 1.75%. Prior to March 7, 2017, our management fee was 2.0% of our total assets. See “The Advisor” included elsewhere in this prospectus.

(6)	These Incentive Fees are based on annualized amounts incurred pursuant to our Management Agreement. The Incentive Fee is based on our performance, will vary from year to year and will not be paid unless our performance exceeds certain thresholds. As we cannot predict whether we will meet these thresholds, the Incentive Fee paid in future years, if any, may be substantially different than the fee earned historically. The incentive fee shown is for the year ended December 31, 2016. No incentive fee was paid during that year. The terms pursuant to which our investment advisor may earn an Incentive Fee changed as of March 7, 2017. For more detailed information about the Incentive Fee, please see “The Advisor.”

(7)	“Interest Payments on Borrowed Funds” based upon actuals for the year ended December 31, 2016, represents annualized interest and credit facility fees incurred as well as debt issuance costs. Our outstanding debt balance at December 31, 2016 was approximately $337 million. The Credit Facility allows us to increase commitments thereunder up to a total of $750 million. For more detailed information about debt, please see Note 7 to our consolidated financial statements included elsewhere in this prospectus.

(8)	“Other Expenses” includes our overhead expenses, including expenses of the Advisor reimbursable under the Management Agreement and of the Administrator reimbursable under the administration agreement. Such expenses are based on annualized amounts incurred.

For the year ended December 31, 2016, there was a $17.5 million one-time legal settlement expense. Excluding this one-time expense, Total Annual Expenses as a percentage of net assets would be 7.22% and Other Expenses as a percentage of net assets would be 1.30%.

(9)	“Total Annual Expenses” as a percentage of net assets attributable to common shares are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that the “Total Annual Expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness), rather than the total assets, including assets that have been funded with borrowed monies. If the “Total Annual Expenses” percentage were calculated instead as a percentage of total assets, our “Total Annual Expenses” would be 6.33% of total assets. For the year ended December 31, 2016, there was a $17.5 million one-time legal settlement expense. Excluding this one-time expense, Total Annual Expenses would be 4.50% of total assets.

Example

The following example illustrates the projected dollar amount of total cumulative expenses that you would pay on a $1,000 hypothetical investment in common shares, assuming (1) a 4.50% sales load (underwriting discounts and commissions) and offering expenses totaling 0.20%, (2) total net annual expenses of 10.63% of net assets attributable to common shares as set forth in the table above (other than Incentive Fees), and (3) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred*	$141	$316	$472	$799
Total Expenses Incurred**	$150	$338	$504	$837

*	Assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation.
**	Assumes no unrealized capital depreciation or realized capital losses and annual returns resulting entirely from net realized capital gains (and therefore subject to the capital gains incentive fee).

This example and the expenses in the table above should not be considered a representation of our future expenses. Actual expenses may be greater or less than those assumed. The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Assuming a 5% annual return, the Incentive Fee under the Management Agreement would not be earned or payable and is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an Incentive Fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by 95% of the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED FINANCIAL DATA

The unaudited Consolidated Statement of Operations Data, Consolidated Per Share Data and Consolidated Balance Sheet Data for each of the five years in the period ended December 31, 2016 are derived from our consolidated financial statements which have been audited by Deloitte & Touche LLP, our independent registered public accounting firm. This selected financial data should be read in conjunction with our consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this prospectus.

	Year ended December 31,
	2016	2015	2014	2013	2012
	(Dollars in thousands, except per share data)
Consolidated Statement of Operations Data:
Total Investment Income	$117,440	$129,411	$134,418	$131,626	$147,291
Total Expenses	63,403	54,220	84,046	83,988	73,629
Net Investment Income	54,037	75,191	50,372	47,638	73,662
Net Realized and Unrealized Gain (Loss)	(138,328)	(36,566)	86,868	45,351	(16,310)
Net Increase (Decrease) in Net Assets Resulting from Operations	(84,292)	38,625	137,240	92,989	57,351
Consolidated Per Share Data:
Net Asset Value Per Common Share at Year End	$8.21	$10.17	$10.49	$9.54	$9.31
Market Price at Year End	6.96	9.40	8.20	9.33	10.06
Net Investment Income	0.74	1.01	0.68	0.64	1.00
Net Realized and Unrealized Gain (Loss)	(1.90)	(0.49)	1.16	0.61	(0.22)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1.16)	0.52	1.84	1.25	0.78
Distributions Declared	0.84	0.84	0.89	1.04	1.04
Consolidated Balance Sheet Data at Year End:
Total Assets	$957,067	$1,150,315	$1,302,056	$1,281,647	$1,090,018
Borrowings Outstanding	336,722	364,475	448,228	477,981	346,850
Total Net Assets	596,320	753,753	781,959	709,704	687,380
Other Data:
Total Return(1)	(18.1)%	26.5%	(2.2)%	3.6%	38.0%
Number of Portfolio Companies at Year End	38	45	47	51	47
Value of Investments at Year End	$931,123	$1,116,997	$1,257,717	$1,217,972	$1,061,598
Yield on Investments at Year End(2)	10.5%	11.0%	11.6%	12.0%	12.2%

Figures may not total due to rounding

(1)	For the years ended December 31, 2016, 2015, 2014, 2013 and 2012, total return is based on the change in market price during the respective years. Total return calculations take into account distributions, if any, reinvested in accordance with the Company’s dividend reinvestment plan and do not reflect brokerage commissions.
(2)	Yield on investments at year end represents the weighted average yield on the debt and income producing equity securities in our portfolio at their current cost basis. Yields are computed using interest rates and dividend yields at year end and include amortization of loan origination and commitment fees, original issue discount and market premium or discount. Yields exclude common equity investments, preferred equity investments with no stated dividend rate, short-term investments, and cash and cash equivalents.

RISKS

Before you invest in our securities, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus and the accompanying prospectus supplement, if any, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment in us.

Risks Related to Our Business

We may be unable to achieve our investment objective if we are unable to manage our investments effectively.

Our ability to achieve our investment objective depends on our ability to manage our business, which depends, in turn, on the ability of the Advisor to identify, invest in and monitor companies that meet our investment criteria. Accomplishing this result is largely a function of the Advisor’s investment process and, in conjunction with the Administrator, its ability to provide competent, attentive and efficient services to us. Some of our executive officers and members of the US Private Capital’s investment committee have substantial responsibilities to other clients in addition to their activities and responsibilities on our behalf. The investment professionals dedicated to us may also be required to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow our rate of investment. Any failure to manage our business effectively could have a material adverse effect on our business, financial condition and results of operations.

We operate in a highly competitive market for investment opportunities.

A number of entities compete with us to make the types of investments that we make. We compete with other BDCs, public and private funds, commercial and investment banks, CLO funds, commercial financing companies, insurance companies, high yield investors, hedge funds and, to the extent they provide an alternative form of financing, private equity funds. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in middle market private U.S. companies. As a result of these new entrants, competition for investment opportunities in middle market private U.S. companies may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. Some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC and that the Code imposes on us as a RIC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to pursue attractive investment opportunities from time to time. We do not seek to compete primarily based on the interest rates we offer and we believe that some of our competitors may make loans with interest rates that are comparable to or lower than the rates we offer. Rather, we compete with our competitors based on our existing investment platform, seasoned investment professionals, experience and focus on middle-market companies, disciplined investment philosophy, extensive industry focus and flexible transaction structuring.

We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss. As a result of operating in such a competitive environment, we may make investments that are on less favorable terms than what we may have originally anticipated, which may impact our return on these investments.

We are dependent upon senior management personnel of our Advisor for our future success, and if our Advisor is unable to hire and retain qualified personnel or if our Advisor loses any member of its senior management team, our ability to achieve our investment objective could be significantly harmed.

We depend on the members of senior management of the Advisor, particularly Michael J. Zugay and Jason A. Mehring, Managing Directors of the Advisor, and other key personnel for the identification, final selection, structuring, closing and monitoring of our investments. These employees of the Advisor have critical industry experience and relationships that we rely on to implement our business plan. Our future success depends on the continued service of our Advisor’s senior management team. The departure of any of the members of our Advisor’s senior management or a significant number of the members of its investment team could have a material adverse effect on our ability to achieve our investment objective as well as our business, financial condition or results of operation. As a result, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer. There also could be no assurance the Advisor would replicate its historical success. In addition, we can offer no assurance that BlackRock Advisors, LLC will remain our investment adviser or that BlackRock Financial Management, Inc. will remain our Administrator.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effect of which may be adverse.

Our Board of Directors has the authority to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval (except as required by the 1940 Act). However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results or value of our common stock. Nevertheless, the effects could adversely affect our business and impact our ability to make distributions to our stockholders.

Our Advisor has the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our business, financial condition and results of operations.

Our Advisor has the right, under our Management Agreement, to resign at any time upon not less than 60 days’ written notice, whether we have found a replacement or not. If our Advisor resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our business, financial condition and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our Advisor and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition and results of operations.

Capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets in the United States and abroad, which may have a negative impact on our business and operations.

From time to time, capital markets may experience periods of disruption and instability, which may be evidenced by a lack of liquidity in debt capital markets, write-offs in the financial services sector, re-pricing of credit risk and failure of certain major financial institutions. An example of such disruption and instability occurred between 2008 and 2009. During that period, despite actions of the U.S. federal government and foreign governments, such disruption and instability contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While capital markets have improved in recent years, these conditions could deteriorate again and global financial markets could experience significant volatility. During such market disruptions, we may have difficulty raising debt or equity capital especially as a result of regulatory constraints. There can be no assurance that adverse market conditions will not repeat themselves or worsen in the future.

Equity capital may be difficult to raise during periods of adverse or volatile market conditions because, subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of our common stock at a price less than net asset value without first obtaining approval for such issuance from our stockholders and our independent directors. We generally seek approval from our stockholders so that we have the flexibility to issue up to 25% of our then outstanding shares of our common stock immediately prior to any such sale at a price below net asset value. Pursuant to approval granted at an adjourned special meeting of stockholders held on June 6, 2016, we currently are permitted to sell or otherwise issue shares of our common stock at a price below net asset value, subject to certain limitations and determinations that must be made by our board of directors. Such stockholder approval expires on June 6, 2017.

Market conditions may in the future make it difficult to extend the maturity of or refinance our existing indebtedness and any failure to do so could have a material adverse effect on our business. The re-appearance of market conditions similar to those experienced from 2008 through 2009 for any substantial length of time could make it difficult to extend the maturity of or refinance our existing indebtedness or obtain new indebtedness with similar terms and any failure to do so could have a material adverse effect on our business. The debt capital that will be available to us in the future, if at all, may be at a higher cost and on less favorable terms and conditions than what we currently experience. Further, if we are unable to raise or refinance debt, then our equity investors may not benefit from the potential for increased returns on equity resulting from leverage and we may be limited in our ability to make new commitments or to fund existing commitments to our portfolio companies.

The illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we have recorded our investments. In addition, significant changes in the capital markets, including the disruption and volatility, have had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition and results of operations.

Price declines and illiquidity in the corporate debt markets have adversely affected, and may in the future adversely affect, the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our Board of Directors. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation, which reduces our net asset value. Depending on market conditions, we could incur substantial realized losses and may suffer additional unrealized losses in future periods, which could have a material adverse impact on our business, financial condition and results of operations.

Uncertainty regarding the United Kingdom Referendum Regarding Departure from the European Union could negatively impact our business, financial condition and earnings.

As a consequence of the United Kingdom’s vote to withdraw from the European Union, the government of the United Kingdom may give notice of its withdrawal from the European Union. There is still considerable uncertainty relating to the potential consequences and precise timeframe for the exit, how the negotiations for the terms of withdrawal and new trade agreements will be conducted, and whether the United Kingdom’s exit will increase the likelihood of other countries also departing the European Union. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Any further exits from the European Union, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Rising interest rates may adversely affect the value of our portfolio investments which could have an adverse effect on our business, financial condition and results of operations.

Our debt investments may be based on floating rates, such as London Interbank Offer Rate (“LIBOR”), EURIBOR, the Federal Funds Rate or the Prime Rate. General interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on our net interest income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates, including subordinated loans, senior and junior secured and unsecured debt securities and loans and high yield bonds, and also could increase our interest expense, thereby decreasing our net income. Also, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock.

Because we have borrowed money, and may issue preferred stock to finance investments, our net investment income depends, in part, upon the difference between the rate at which we borrow funds or pay distributions on preferred stock and the rate that our investments yield. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase except to the extent we have issued fixed rate debt or preferred stock, and our cost of funds may increase more quickly than increased interest rates on our floating rate debt investments, particularly if our floating rate debt investments have minimum interest rates higher than current market rates, which could reduce our net investment income.

You should also be aware that a change in the general level of interest rates can be expected to lead to a change in the interest rate we receive on many of our debt investments. Accordingly, a change in the interest rate could make it easier for us to meet or exceed the performance threshold and may result in a substantial increase in the amount of Incentive Fees payable to our Advisor with respect to the portion of the Incentive Fee based on income.

Changes relating to the LIBOR calculation process may adversely affect the value of the LIBOR-indexed, floating-rate debt securities in our portfolio.

In the recent past, concerns have been publicized that some of the member banks surveyed by the British Bankers’ Association (“BBA”) in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

Actions by the BBA, regulators or law enforcement agencies as a result of these or future events, may result in changes to the manner in which LIBOR is determined. Potential changes, or uncertainty related to such potential changes may adversely affect the market for LIBOR-based securities, including our portfolio of LIBOR-indexed, floating-rate debt securities. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities or the value of our portfolio of LIBOR-indexed, floating-rate debt securities.

In addition to regulatory restrictions that restrict our ability to raise capital, our debt arrangements contain various covenants which, if not complied with, could accelerate repayment of our debt, thereby materially and adversely affecting our liquidity, financial condition and results of operations.

The agreements governing our Credit Facility and Senior Secured Notes require us to comply with certain financial and operational covenants. These covenants include:

•	restrictions on the level of indebtedness that we are permitted to incur in relation to the value of our assets;

•	restrictions on our ability to incur liens; and

•	maintenance of a minimum level of stockholders’ equity.

As of December 31, 2016, we were in compliance with all applicable covenants for our outstanding borrowings. However, our continued compliance with these covenants depends on many factors, some of which are beyond our control. Accordingly, there are no assurances that we will continue to comply with the covenants in our debt arrangements. Failure to comply with these covenants would result in a default under these arrangements which, if we were unable to obtain a waiver from the lenders thereunder, could result in an acceleration of repayments on our debt and thereby have a material adverse impact on our business, financial condition and results of operations.

The disposition of our investments may result in contingent liabilities.

Most of our investments will involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us. We do not believe contingent liabilities were material at December 31, 2016.

Substantially all of our assets are subject to security interests under our borrowings and if we default on our obligations, we may suffer adverse consequences, including the lenders foreclosing on our assets.

As of December 31, 2016, substantially all of our assets were pledged as collateral under our Credit Facility, Term Loan, and Senior Secured Notes. If we default on our obligations under these debt facilities, the lenders may have the right to foreclose upon and sell, or otherwise transfer, the collateral subject to their security interests. In such event, we may be forced to sell our investments to raise funds to repay our outstanding borrowings in order to avoid foreclosure and these forced sales may be at times and at prices we would not consider advantageous. Moreover, such deleveraging of our company could significantly impair our ability to effectively operate our business in the manner in which we have historically operated. As a result, we could be forced to curtail or cease new investment activities and lower or eliminate the distributions that we pay to our stockholders.

In addition, if the lenders exercise their right to sell the assets pledged under our borrowings, such sales may be completed at distressed sale prices, thereby diminishing or potentially eliminating the amount of cash available to us after repayment of the amounts outstanding.

Our Credit Facility matures in February 2021, and any inability to renew, extend or replace our Credit Facility could adversely impact our liquidity and ability to find new investments or maintain distributions to our stockholders.

We maintain a multi-currency $440 million senior secured credit facility with a group of lenders, under which we had $190 million of indebtedness outstanding at December 31, 2016. Availability under our Credit Facility was $250 million at December 31, 2016. The Credit Facility’s commitment may increase in size, under certain circumstances, up to a total of $750 million. The Credit Facility has a stated maturity date of February 19, 2021. There can be no assurance that we will be able to renew, extend or replace the Credit Facility upon its maturity on terms that are favorable to us, if at all. Our ability to renew, extend or replace the Credit Facility will be constrained by then-current economic conditions affecting the credit markets. In the event that we are not able to renew, extend or replace the Credit Facility at the time of its maturity, this could have a material adverse effect on our liquidity and ability to fund new investments, our ability to make distributions to our stockholders and our ability to qualify as a RIC.

Our seven-year Senior Secured Notes mature in January 2018, and any inability to replace or repay our Senior Secured Notes could adversely impact our liquidity and ability to fund new investments or maintain distributions to our stockholders.

In January 2011, we closed a private placement issuance of $158 million in aggregate principal amount of five-year, senior secured notes with a fixed interest rate of 6.50% and a maturity date of January 18, 2016 and $17 million in aggregate principal amount of seven-year senior secured notes with a fixed interest rate of 6.60% and a maturity date of January 18, 2018. The $158 million five-year, Senior Secured Notes matured on January 18, 2016 and were refinanced under the Company’s Credit Facility. There can be no assurance that we will be able to replace the Senior Secured Notes upon their maturity on terms that are favorable to us, if at all. Our ability to replace the Senior Secured Notes will be constrained by then-current economic conditions affecting the credit markets. In the event that we are not able to replace or repay the Senior Secured Notes at the time of their maturity, this could have a material adverse effect on our liquidity and ability to fund new investments, our ability to make distributions to our stockholders and our ability to qualify as a RIC.

Our five-year Convertible Notes are due in February 2018. Any inability to replace or repay our Convertible Notes could adversely impact our liquidity and ability to fund new investments or maintain distributions to our stockholders. Conversion of the Convertible Notes to shares of the Company’s common stock could result in dilution per share for existing shareholders.

On February 19, 2013 we closed a private offering of $100 million in aggregate principal amount of 5.50% unsecured convertible senior notes due 2018 (the “Convertible Notes”). The initial purchasers of the Convertible Notes fully exercised their overallotment option and purchased an additional $15 million in aggregate principal amount of the Convertible Notes. The closing of the overallotment option took place on March 4, 2013. With the exercise of the overallotment option, a total of $115 million in aggregate principal amount of the Convertible Notes have been sold. Net proceeds to the Company from the offering, including the exercise of the overallotment option, are approximately $111.3 million. The Convertible Notes were only offered to qualified institutional buyers as defined in the Securities Act pursuant to Rule 144A under the Securities Act.

The Convertible Notes are unsecured and bear interest at a rate of 5.50% per year, payable semi-annually in arrears. In certain circumstances and during certain periods, the Convertible Notes are convertible into cash, shares of our common stock or a combination of cash and shares of our common stock, at our election, at an initial conversion rate of 86.0585 shares of common stock per $1,000 principal amount of the Convertible Notes, which is equivalent to an initial conversion price of approximately $11.62 per share of our common stock, subject to defined anti-dilution adjustments. We do not have the right to redeem the Convertible Notes prior to maturity. The Convertible Notes mature on February 15, 2018, unless repurchased or converted in accordance with their terms prior to such date.

There can be no assurance that we will be able to replace the Convertible Notes upon their maturity on terms that are favorable to us, if at all. Our ability to replace the Convertible Notes will be constrained by then-current economic conditions affecting the credit markets. In the event that we are not able to replace or repay the Convertible Notes at the time of their maturity, this could have a material adverse effect on our liquidity and ability to fund new investments, our ability to make distributions to our stockholders and our ability to qualify as a RIC.

If we incur additional debt, it could increase the risk of investing in our common stock.

We have indebtedness outstanding pursuant to our Credit Facility and may enter into new facilities and/or may increase the size of our existing credit facilities. We currently have outstanding $17 million of Senior Secured Notes, $115 million of Convertible Notes, a $15 million Term Loan, and $190 million outstanding on our Credit Facility. Lenders under our Credit Facility, Senior Secured Notes, Term Loan and Convertible Senior Notes have fixed dollar claims on our assets that are superior to the claims of our common stockholders or any preferred stockholders. We have granted a security interest in our assets in connection with our Credit Facility, Term Loan and Senior Secured Notes.

In the case of a liquidation event, those lenders would receive proceeds before our stockholders. In addition, borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our common stock. Leverage is generally considered a speculative investment technique. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more than it otherwise would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause the net asset value attributable to our common stock to decline more than it otherwise would have had we not leveraged. Similarly, any increase in our revenue in excess of interest expense on our borrowed funds would cause our net income to increase more than it would without the leverage. Any decrease in our revenue would cause our net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on our common stock. Our ability to service any debt that we incur depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures.

As a BDC, we generally are required to meet an asset coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. This means that for every $100 of net assets, we may raise $100 from senior securities, such as borrowings or issuing secured stock. If this ratio declines below 200%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions.

Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation is based on our level of borrowing at December 31, 2016, which represented borrowings equal to 35% of our total assets. On such date, we also had $957.1 million in total assets; an average cost of funds of 4.0%; $337.0 million in principal amount of debt outstanding; and $596.3 million of total net assets. In order to compute the “Corresponding Return to Common Stockholders,” the “Assumed Return on Portfolio (Net of Expenses Other than Interest)” is multiplied by the total value of our assets at December 31, 2016 to obtain an assumed return to us. From this amount, the interest expense calculated by multiplying the interest rate of 4.0% by the $337.0 million in principal amount of debt outstanding is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of our net assets at December 31, 2016 to determine the “Corresponding Return to Common Stockholders.” Actual interest payments may be different.

Assumed Return on Portfolio (Net of Expenses Other than Interest)(1)	-10%	-5%	0%	5%	10%
Corresponding Return to Common Stockholders	-18.3%	-10.3%	-2.2%	5.8%	13.8%

(1)	The assumed portfolio return in the table is based on SEC regulations and is not a prediction of, and does not represent, our projected or actual performance. The table also assumes that we will maintain a constant level of leverage. The amount of leverage that we use will vary from time to time.

Our use of borrowed funds to make investments exposes us to risks typically associated with leverage.

We borrow money and may issue additional debt securities or preferred stock to leverage our capital structure. As a result:

•

shares of our common stock are exposed to incremental risk of loss; therefore, a decrease in the value of our investments would have a greater negative impact on the value of our common shares than if we did not use leverage;

•	adverse changes in interest rates could reduce or eliminate the incremental income we make with the proceeds of any leverage;

•

our ability to make distributions on our common stock will be restricted if our asset coverage ratio is not at least 200% and any amounts used to service indebtedness or preferred stock may not be available for such distributions;

•	such securities are governed by an indenture or other instrument containing covenants restricting our operating flexibility;

•	we, and indirectly our stockholders, bear the cost of issuing and paying interest or making distributions on such securities; and

•	any convertible or exchangeable securities that we issue may have rights, preferences and privileges more favorable than those of our common stock.

We may not make distributions and consequently will be subject to corporate-level income tax.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. Also, restrictions and provisions in our existing and any future debt arrangements may limit our ability to make distributions. If we do not distribute a certain percentage of our income annually, we could fail to qualify for tax treatment as a RIC, and we would be subject to corporate-level federal income tax. We cannot assure you that you will receive distributions at a particular level or at all.

A portion of our distributions to stockholders may include a return of stockholder capital.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. A portion of such distributions may include a return of stockholder capital. Distributions in excess of our current and accumulated earnings and profits are considered non-taxable distributions and serve to reduce the basis of our shares in the hands of the common stockholders rather than being currently taxable, and as a result of the reduction of the basis of our shares, common shareholders may incur additional capital gains taxes or may have lower capital losses.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

In accordance with U.S. generally accepted accounting principles, or GAAP, and tax regulations, we include in income certain amounts that we have not yet received in cash, such as PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. The increases in loan balances as a result of contracted PIK arrangements are included in income for the period in which such PIK interest was received, which is often in advance of receiving cash payment. We also may be required to include in income certain other amounts that we will not receive in cash. Any warrants that we receive in connection with our debt investments are generally valued as part of the negotiation process with the particular portfolio company. As a result, a portion of the aggregate purchase price for the debt investments and warrants are allocated to the warrants that we receive. This will generally result in “original issue discount,” or OID, for tax purposes, which we must recognize as ordinary income, increasing the amounts we are required to distribute to qualify for the federal income tax benefits applicable to RICs. Because such original issue discount income would not be accompanied by cash, we would need to obtain cash from other sources to satisfy such distribution requirements. If we are unable to obtain cash from other sources to satisfy such distribution requirements, we may fail to qualify for favorable tax treatment as a RIC and, thus, could become subject to a corporate-level income tax on all of our income. Other features of the debt instruments that we hold may also cause such instruments to generate original issue discount, resulting in a distribution requirement in excess of current cash received. Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. If we are unable to meet these distribution requirements, we will not qualify for favorable tax treatment as a RIC or, even if such distribution requirements are satisfied, we may be subject to tax on the amount that is undistributed. Accordingly, we may have to sell some of our assets, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements and avoid tax.

To the extent OID and PIK interest constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.

Our investments may include OID instruments and PIK interest arrangements, which represents contractual interest added to a loan balance and due at the end of such loan’s term. To the extent OID or PIK interest constitute a portion of our income, we are exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•

The higher interest rates of OID and PIK instruments reflect the payment deferral and increased credit risk associated with these instruments, and OID and PIK instruments generally represent a significantly higher credit risk than coupon loans.

•	Even if the accounting conditions for income accrual are met, the borrower could still default when our actual collection is supposed to occur at the maturity of the obligation.

•

OID and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. OID and PIK income may also create uncertainty about the source of our cash distributions.

•

For accounting purposes, any cash distributions to shareholders representing OID and PIK income are not treated as coming from paid-in capital, even if the cash to pay them comes from offering proceeds. As a result, despite the fact that a distribution representing OID and PIK income could be paid out of amounts invested by our stockholders, the 1940 Act does not require that stockholders be given notice of this fact by reporting it as a return of capital.

•

PIK interest has the effect of generating investment income at a compounding rate, thereby further increasing the Incentive Fees payable to the Advisor. Similarly, all things being equal, the deferral associated with PIK interest also decreases the loan-to-value ratio at a compounding rate.

Because we are required to distribute substantially all of our net investment income and net realized capital gains to our stockholders, we will continue to need additional capital to finance our growth.

We have elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. If we can meet certain requirements, including source of income, asset diversification and distribution requirements, and if we continue to qualify as a BDC, we will continue to qualify to be a RIC under the Code and will not have to pay corporate-level taxes on income we distribute to our stockholders, allowing us to substantially reduce or eliminate our corporate-level tax liability. As a BDC, we are generally required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. Because we will continue to need capital to grow our investment portfolio, this limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. We cannot assure you that debt and equity financing will be available to us on favorable terms, if at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. In addition, as a BDC, we are generally not permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and our net asset value and profitability could decline.

Any unrealized losses we experience on our investment portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized losses in our investment portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.

If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our common stock.

Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause us to fail to meet our reporting obligations. In addition, any testing by us conducted in connection with Section 404 of the Sarbanes-Oxley Act, or the subsequent testing by our independent registered public accounting firm (when undertaken, as noted below), may reveal deficiencies in our internal controls over financial reporting that are deemed to be material weaknesses or that may require prospective or retroactive changes to our consolidated financial statements or identify other areas for further attention or improvement. Inferior internal controls could also cause investors and lenders to lose confidence in our reported financial information, which could have a negative effect on the trading price of our common stock.

Our Advisor and its affiliates and employees may have certain conflicts of interest.

The Advisor, its employees and members of US Private Capital’s investment committee serve or may serve as investment advisers, officers, directors or principals of entities or investment funds that operate in the same or a related line of business as us and/or of investment funds managed by our affiliates. Accordingly, these individuals may have obligations to investors in those entities or funds, the fulfillment of which might not be in our best interests or the best interests of our stockholders. In addition, we note that any affiliated investment vehicle currently formed or formed in the future and managed by the Advisor or its affiliates may have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, the Advisor and/or its affiliates may face conflicts in allocating investment opportunities between us and such other entities. Although the Advisor and its affiliates will endeavor to allocate investment opportunities in a fair and equitable manner and consistent with applicable allocation procedures, it is possible that, in the future, we may not be given the opportunity to participate in investments made by investment funds managed by the Advisor or its affiliates. In any such case, if the Advisor forms other affiliates in the future, we may co-invest on a concurrent basis with such other affiliates, subject to compliance with applicable regulations and regulatory guidance, as well as applicable allocation procedures. In certain circumstances, negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance when any such order would be obtained or that one will be obtained at all.

BlackRock, the ultimate parent company of the Advisor, and its affiliates, which include the Advisor and PNC, are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with our interests. BlackRock and its affiliates may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to ours. BlackRock and its affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither BlackRock nor its affiliates are under any obligation to share any investment opportunity, idea or strategy with us. As a result, BlackRock and its affiliates may compete with us for appropriate investment opportunities. The results of our investment activities, therefore, may differ from those of an affiliate or another account managed by an affiliate of BlackRock and it is possible that we could sustain losses during periods in which one or more affiliates of BlackRock and other accounts achieve profits on their trading for proprietary or other accounts. The 1940 Act imposes limitations on certain transactions between a business development company, a registered investment company and affiliated persons of the business development company or registered investment company, as well as affiliated persons of such affiliated persons. Among others, affiliated persons of a business development company or registered investment company include its investment adviser; officers; directors/trustees; employees; promoters; underwriters; any person who directly or indirectly controls, is controlled by or is under common control with such business development company or registered investment company; any person directly or indirectly owning, controlling or holding with power to vote, five percent or more of the outstanding voting securities of such business development or registered investment company; and any person five percent or more of whose outstanding voting securities are directly or indirectly owned, controlled or held with power to vote by such business development company or registered investment company. BlackRock has adopted policies and procedures designed to address potential conflicts of interest.

Our base management fee may induce our Advisor to cause us to incur additional leverage.

Our base management fee is calculated on the basis of total assets (excluding cash) including assets acquired with the proceeds of leverage. This may encourage the Advisor to use leverage to increase the aggregate amount of and the return on our investments, even when it may not be appropriate to do so, and to refrain from de-levering when it would otherwise be appropriate to do so. Under certain circumstances, the use of increased leverage may increase the likelihood of default, which would impair the value of our common stock. Given the subjective nature of the investment decisions made by our Adviser on our behalf, we will not be able to monitor this conflict of interest.

Our Incentive Fee structure and the formula for calculating the Incentive Fee may incentivize our Advisor to pursue speculative investments.

The Incentive Fee payable by us to the Advisor may create an incentive for the Advisor to pursue investments on our behalf that are riskier or more speculative than would otherwise be the case in the absence of such compensation arrangement. The Incentive Fee payable to the Advisor is calculated based on a percentage of distributions on our common stock. The Incentive Fee payable by us to the Advisor also may induce the Advisor to invest on our behalf in instruments that have a deferred interest feature, even if such deferred payments would not provide cash necessary to enable us to pay current distributions to our stockholders. Under these investments, we would accrue interest over the life of the investment but would not receive the cash income from the investment until the end of the term, if at all. Our net investment income used to calculate the income portion of our Incentive Fee, however, will include accrued interest. Thus, a portion of this Incentive Fee would be based on income that we have not yet received in cash and may never receive in cash if the portfolio company is unable to satisfy such interest payment obligation to us. The foregoing risks could be increased because the Advisor is not obligated to reimburse us for any Incentive Fee received even if we subsequently incur losses or never receive in cash income that was previously accrued.

We may not replicate the success of BlackRock Kelso Capital Advisors, LLC.

As of March 6, 2015, we were no longer managed by Blackrock Kelso Capital Advisors LLC. We can provide no assurance that we will replicate our historical performance when we were managed by BlackRock Kelso Capital Advisors LLC and our investment returns may be substantially lower than our returns when we were managed by BlackRock Kelso Capital Advisors LLC. Accordingly, we can offer no assurance that the Advisor will be able to implement our investment objective with the same degree of success as BlackRock Kelso Capital Advisors LLC had in the past or that shares of our common stock will trade at or above the current level.

We are not managed by BlackRock, but rather one of its subsidiaries and may not replicate the success of that entity.

Our performance may be lower or higher than the performance of other entities managed by BlackRock or its affiliates and their past performance is no guarantee of our future results.

We may not replicate the success of BlackRock.

Our investment strategies differ from those of BlackRock or its affiliates. As a BDC, we are subject to certain investment restrictions that do not apply to BlackRock. Our performance may be lower or higher than the performance of other entities managed by BlackRock or its affiliates and their past performance is no guarantee of our future results.

Our business model depends upon the development and maintenance of strong referral relationships with other asset managers and investment banking firms.

We are substantially dependent on our informal relationships, which we use to help identify and gain access to investment opportunities. If we fail to maintain our relationships with key firms, or if we fail to establish strong referral relationships with other firms or other sources of investment opportunities, we will not be able to grow our portfolio of investments and achieve our investment objective. In addition, persons with whom we have informal relationships are not obligated to inform us of investment opportunities, and therefore such relationships may not lead to the origination of equity or other investments. Any loss or diminishment of such relationships could effectively reduce our ability to identify attractive portfolio companies that meet our investment criteria, either for direct investments or for investments through private secondary market transactions or other secondary transactions.

Our Advisor’s liability is limited under the investment management agreement, and we are required to indemnify our Advisor against certain liabilities, which may lead our Advisor to act in a riskier manner on our behalf than it would when acting for its own account.

Our Advisor has not assumed any responsibility to us other than to render the services described in the investment management agreement, and it will not be responsible for any action of our Board of Directors in declining to follow our Advisor’s advice or recommendations. Pursuant to the investment management agreement, our Advisor and its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entity affiliated with it will not be liable to us for their acts under the investment management agreement, absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. We have agreed to indemnify, defend and protect our

Advisor and its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other person or entity affiliated with it with respect to all damages, liabilities, costs and expenses resulting from acts of our Advisor not arising out of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties under the investment and management agreement. These protections may lead our Advisor to act in a riskier manner when acting on our behalf than it would when acting for its own account.

We may not replicate the historical performance of other investment companies and funds with which our investment professionals have been affiliated.

The 1940 Act imposes numerous constraints on the investment activities of BDCs. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of U.S. private companies or thinly traded public companies (public companies with a market capitalization of less than $250 million), cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. These constraints may hinder our Advisor’s ability to take advantage of attractive investment opportunities and to achieve our investment objectives. In addition, the investment philosophy and techniques used by our Advisor may differ from those used by other investment companies and funds advised by our Advisor. Accordingly, we can offer no assurance that we will replicate the historical performance of other investment companies and funds with which our investment professionals have been affiliated, and we caution that our investment returns could be substantially lower than the returns achieved by such other companies.

Substantially all of our portfolio investments are recorded at fair value as determined in good faith by or under the direction of our Board of Directors and, as a result, there is uncertainty regarding the value of our portfolio investments.

There is not a readily available market value for substantially all of the investments in our portfolio. We value these investments quarterly at fair value as determined in good faith under the direction of our Board of Directors using a consistently applied valuation process in accordance with a documented valuation policy that has been reviewed and approved by our Board of Directors. Our Board of Directors utilizes the services of one or more independent valuation firms to aid in determining the fair value of these investments. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the amounts we realize on any dispositions of such investments. In addition, the impact of changes in the market environment and other events on the fair values of our investments that have no readily available market values may differ from the impact of such changes on the readily available market values for our other investments. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such investments.

We may in the future determine to fund a portion of our investments by issuing preferred stock, which would magnify the potential gains or losses and the risks of investing in us in the same manner as our borrowings.

Preferred stock, which is another form of leverage, has the same risks to our common stockholders as borrowings because the dividends on any preferred stock we issue must be cumulative. Payment of such dividends and repayment of the liquidation preference of such preferred stock must take preference over any dividends or other payments to our common stockholders and preferred stockholders are not subject to any of our expenses or losses, and are not entitled to participate in any income or appreciation in excess of their stated preference.

The issuance of shares of preferred stock with dividend or conversion rights, liquidation preferences or other economic terms favorable to the holders of preferred stock could adversely affect the market price for our common stock by making an investment in the common stock less attractive. In addition, the dividends on any preferred stock we issue must be cumulative. Payment of dividends and repayment of the liquidation preference of preferred stock must take preference over any dividends or other payments to our common stockholders, and holders of preferred stock are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference (other than convertible preferred stock that converts into common stock). In addition, under the 1940 Act, preferred stock constitutes a “senior security” for purposes of the 200% asset coverage test.

We may experience fluctuations in our periodic results.

We could experience fluctuations in our periodic results due to a number of factors, some of which are beyond our control, including our ability to make investments in companies that meet our investment criteria, the interest rates payable on the debt investments we make, the default rate on such investments, the level of our expenses (including the interest rates payable on our borrowings and the dividend rates on any preferred stock we may issue), variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Changes in interest rates may affect our cost of capital and net investment income.

General interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on our net investment income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates, including subordinated loans, senior and junior secured and unsecured debt securities and loans and high-yield bonds, and also could increase our interest expense, thereby decreasing our net investment income. Also, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our distributions rate, which could reduce the value of our common stock.

Increased geopolitical unrest, terrorist attacks, or acts of war may affect any market for our common stock, impact the businesses in which we invest, and harm our business, operating results, and financial conditions.

Terrorist activity and the continued threat of terrorism and acts of civil or international hostility, both within the United States and abroad, as well as ongoing military and other actions and heightened security measures in response to these types of threats, may cause significant volatility and declines in the global markets, loss of life, property damage, disruptions to commerce and reduced economic activity, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results, and financial condition. Losses from terrorist attacks are generally uninsurable.

A cyber-attack or a failure to implement effective information and cybersecurity policies, procedures and capabilities could disrupt operations and cause financial losses that may have a material adverse effect on our business, results of operations and financial condition.

We are dependent on the effectiveness of the information and cybersecurity policies, procedures and capabilities maintained by our Advisor and other service providers to protect their computer and telecommunications systems and the data that reside on or are transmitted through them. An externally caused information security incident, such as a hacker attack, virus, phishing scam or worm, or an internally caused issue, such as failure to control access to sensitive systems, could materially interrupt business operations or cause disclosure or modification of sensitive or confidential client or competitive information. Moreover, our Advisor’s and other service providers’ increased use of mobile and cloud technologies could heighten these and other operational risks as certain aspects of the security of such technologies may be complex, unpredictable or beyond their control. Our Advisor’s and other service providers’ reliance on mobile or cloud technology or any failure by mobile technology and cloud service providers to adequately safeguard their systems and prevent cyber-attacks could disrupt their operations and result in misappropriation, corruption or loss of personal, confidential or proprietary information. In addition, there is a risk that encryption and other protective measures may be circumvented, particularly to the extent that new computing technologies increase the speed and computing power available.

There have been a number of recent highly publicized cases involving financial services and consumer-based companies reporting the unauthorized disclosure of client or customer information, as well as cyber-attacks involving the dissemination, theft and destruction of corporate information or other assets, as a result of failure to follow procedures by employees or contractors or as a result of actions by third parties, including actions by terrorist organizations and hostile foreign governments.

Our Advisor has been the target of attempted cyber-attacks, as well as the co-opting of its brand to create fraudulent websites, and must continuously monitor and develop its systems to protect its technology infrastructure and data from misappropriation or corruption, as the failure to do so could disrupt our Advisor’s operations and cause financial losses. In addition, due to our Advisor’s and other service providers’ interconnectivity with third-party vendors, central agents, exchanges, clearing houses and other financial institutions, our Advisor and other service providers may be adversely affected if any of them are subject to a successful cyber-attack or other information security event, including those arising due to the use of mobile and cloud technologies.

Our Advisor and other service providers also routinely transmit and receive personal, confidential or proprietary information by email and other electronic means. Our Advisor and other service providers collaborate with clients, vendors and other third parties to develop secure transmission capabilities and protect against cyber-attacks. However, our Advisor or our other service providers cannot ensure that they or such third parties have all appropriate controls in place to protect the confidentiality of such information.

Any information security incident or cyber-attack against our Advisor, our other service providers or third parties with whom they are connected, including any interception, mishandling or misuse of personal, confidential or proprietary information, could result in material financial loss, loss of competitive position, regulatory fines and/or sanctions, breach of client contracts, reputational harm or legal liability, which, in turn, may have a material adverse effect on our business, results of operations and financial condition.

The downgrade of the U.S. credit rating, economic crisis in Europe, turbulence in the Chinese stock market and global commodity markets or otherwise could negatively impact our business, financial condition and earnings.

Although U.S. lawmakers passed legislation to raise the federal debt ceiling and Standard & Poor’s Ratings Services affirmed its ‘AA+’ long-term sovereign credit rating on the United States and revised the outlook on the long-term rating from negative to stable in June of 2013, U.S. debt ceiling and budget deficit concerns together with signs of deteriorating sovereign debt conditions in Europe continue to present the possibility of a credit-rating downgrade, economic slowdowns, or a recession for the United States. The impact of any further downgrades to the U.S. government’s sovereign credit rating or downgraded sovereign credit ratings of European countries or the Russian Federation, or their perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. These developments, along with any further European sovereign debt issues, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. Continued adverse economic conditions could have a material adverse effect on our business, financial condition and results of operations.

In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt in Greece, Ireland, Italy, Portugal and Spain, which created concerns about the ability of these nations to continue to service their sovereign debt obligations. While the financial stability of many of such countries has improved significantly, risks resulting from any future debt crisis in Europe or any similar crisis could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in these countries and the financial condition of European financial institutions. In July and August 2015, Greece reached agreements with its international creditors for bailouts that provide aid in exchange for austerity terms that had previously been rejected by Greek voters. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. We cannot assure you that market disruptions in Europe, including the increased cost of funding for certain governments and financial institutions, will not impact the global economy, and we cannot assure you that assistance packages will be available, or if available, be sufficient to stabilize countries and markets in Europe or elsewhere affected by a financial crisis. To the extent uncertainty regarding any economic recovery in Europe negatively impacts consumer confidence and consumer credit factors, our business, financial condition and results of operations could be significantly and adversely affected.

In addition, stock prices in China have experienced a significant drop in the second quarter of 2015, resulting primarily from continued sell-off of shares trading in Chinese markets. In August 2015, Chinese authorities sharply devalued China’s currency. The volatility has been followed by volatility in stock markets around the world, including in the United States, as well as increased turbulence in commodity markets, such as reductions in prices of crude oil. Continued sell-off and price drops in the Chinese stock markets may have a contagion effect across the financial markets. These market and economic disruptions affected, and may in the future affect, the U.S. capital markets, which could adversely affect our business.

Additionally, Russian intervention in Ukraine during 2014 significantly increased regional geopolitical tensions. The situation remains fluid with potential for further escalation of geopolitical tensions, increased severity of sanctions against Russian interests, and possible Russian counter-measures. Further economic sanctions could destabilize the economic environment and result in increased volatility. Should the economic recovery in the United States be adversely impacted by increased volatility in the global financial markets caused by developments in respect of the Russian sanctions, further turbulence in Chinese stock markets and global commodity markets or for any other reason, loan and asset growth and liquidity conditions at U.S. financial institutions, including us, may deteriorate.

In October 2014, the Federal Reserve announced that it was concluding its bond-buying program, or quantitative easing, which was designed to stimulate the economy and expand the Federal Reserve’s holdings of long-term securities, suggesting that key economic indicators, such as the unemployment rate, had showed signs of improvement since the inception of the program. It is unclear what effect, if any, the conclusion of the Federal Reserve’s bond-buying program will have on credit markets and the value of our investments. However, it is possible that, without quantitative easing by the Federal Reserve, these developments, along with the United States government’s credit and deficit concerns and the European sovereign debt crisis, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. Additionally, in July 2016, the Federal Reserve reaffirmed its view that the current target range for the federal funds rate was appropriate based on current economic conditions. However, if key economic indicators, such as the unemployment rate or inflation, do not progress at a rate consistent with the Federal Reserve’s objectives, the target range for the federal funds rate may increase and cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms.

In November 2016, the U.S. held its Federal election and the Republican Party nominee was elected. The Republican Party now controls both the executive and legislative branches of government. Although it remains too early to accurately predict the forthcoming regulatory environment, a number of recent regulatory reforms, as well as proposals for future regulatory reform, may be blocked, repealed, modified or otherwise invalidated, including those that are in the process of being implemented. Potential reform initiatives or regulatory changes, including those arising out of or in connection with the presidential executive order dated February 3, 2017, that may directly or indirectly impact the Company’s business or operating activities include:

•	a repeal or modification of portions of the Dodd–Frank Act, including the Volcker Rule;

•	changes to the regulatory landscape of public companies, financial institutions and trading, advisory and asset management firms;

•	alterations to the SEC’s enforcement authority; and

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the changing leadership at key financial regulatory agencies, including the SEC, the Office of the Comptroller of the Currency, the Commodity Futures Trading Commission, the Federal Reserve and the Financial Stability Oversight Council.

The failure in cyber-security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning could impair our ability to conduct business effectively.

The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of our managers were unavailable in the event of a disaster, our ability to effectively conduct our business could be severely compromised.

We depend heavily upon computer systems to perform necessary business functions. Despite our implementation of a variety of security measures, our computer systems could be subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, we may experience threats to our data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.

We are dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to pay dividends.

Our business is dependent on our and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

•	sudden electrical or telecommunications outages;

•	natural disasters such as earthquakes, tornadoes and hurricanes;

•	disease pandemics;

•	events arising from local or larger scale political or social matters, including terrorist acts; and

•	cyber-attacks.

These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay dividends to our stockholders.

Risks Related to Our Investments

Our investments are risky and highly speculative, and we could lose all or part of our investment.

Investing in private middle-market companies involves a high degree of risk and our financial results may be affected adversely if one or more of our significant portfolio investments defaults on its loans or fails to perform as we expect. We invest primarily in middle-market companies in the form of senior and junior secured and unsecured debt securities and loans, each of which may include an equity component, and by making direct preferred, common and other equity investments in such companies.

Investing in private middle-market companies involves a number of significant risks, including these companies:

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may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

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typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

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are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

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generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

•	may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity;

•	may name our executive officers, directors and the Advisor, in the ordinary course of business, as defendants in litigation arising from our investments in the portfolio companies;

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generally have little public information; these companies and their financial information are not subject to the Exchange Act and other regulations that govern public companies, and we may be unable to uncover all material information about these companies, which may prevent us from making a fully informed investment decision and cause us to lose money on our investments;

•	may be adversely affected by changes in laws and regulations, as well as their interpretations, which may adversely affect the business, financial structure or prospects of these companies; and

•	may have difficulty accessing the capital markets to meet future capital needs.

In addition, in the course of providing significant managerial assistance to certain of our portfolio companies, certain of our officers and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, our officers and directors may be named as defendants in such litigation, which could result in an expenditure of funds (through our indemnification of such officers and directors) and the diversion of management time and resources.

Because our investments are generally not in publicly traded securities, there will be uncertainty regarding the value of our investments, which could adversely affect the determination of our net asset value.

Our portfolio investments will generally not be in publicly traded securities. As a result, although we expect that some of our equity investments may trade on private secondary marketplaces, the fair value of our direct investments in portfolio companies will often not be readily determinable. Under the 1940 Act, for our investments for which there are no readily available market quotations, including securities that while listed on a private securities exchange, have not actively traded, we will value such securities at fair value quarterly as determined in good faith by or under the direction of our Board of Directors. In connection with that determination, members of our Advisor’s portfolio management team will prepare portfolio company valuations using, where available, the most recent portfolio company financial statements and forecasts. The Board of Directors utilizes the services of an independent valuation firm, which prepares valuations for each of our portfolio investments that are not publicly traded or for which we do not have readily available market quotations, including securities that while listed on a private securities exchange, have not actively traded. However, the Board of Directors retains ultimate authority as to the appropriate valuation of each such investment. The types of factors that the Board of Directors takes into account in determining fair value with respect to such non-traded investments includes, as relevant and, to the extent available, the portfolio company’s earnings, the markets in which the portfolio company does business, comparison to valuations of publicly traded companies, comparisons to recent sales of comparable companies, the discounted value of the cash flows of the portfolio company and other relevant factors. This information may not be available because it is difficult to obtain financial and other information with respect to private companies, and even where we are able to obtain such information, there can be no assurance that it is complete or accurate. Because such valuations are inherently uncertain and may be based on estimates, our determinations of fair value may differ materially from the values that would be assessed if a readily available market for these securities existed. Due to this uncertainty, our fair value determinations with respect to any non-traded investments we hold may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our securities based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling securities during a period in which the net asset value understates the value of our investments will receive a lower price for their securities than the value of our investments might warrant.

We and the Advisor may be a party to legal proceedings in connection with our investments in our portfolio companies.

From time to time, we and the Advisor may be a party to certain legal proceedings incidental to the normal course of our business, including the enforcement of our rights under contracts with our portfolio companies. While we cannot predict the outcome of these legal proceedings with certainty, we do not expect that these proceedings will have a material effect on our consolidated financial statements.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

We invest primarily in privately held companies. Generally, little public information exists about these companies. We must therefore rely on the ability of our Advisor to obtain adequate information to evaluate the potential risks of investing in these companies. These companies and their financial information generally are not subject to the Sarbanes-Oxley Act of 2002 and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. These factors could affect our investment returns.

Our investments in lower credit quality obligations are risky and highly speculative, and we could lose all or part of our investment.

Most of our debt investments are likely to be in lower grade obligations. The lower grade investments in which we invest may be rated below investment grade by one or more nationally-recognized statistical rating agencies at the time of investment or may be unrated but determined by the Advisor to be of comparable quality. Debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. The debt that we invest in typically is not initially rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service, lower than “BBB-” by Fitch Ratings or lower than “BBB-” by Standard & Poor’s). We may invest without limit in debt of any rating, as well as debt that has not been rated by any nationally recognized statistical rating organization.

Investment in lower grade investments involves a substantial risk of loss. Lower grade securities or comparable unrated securities are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for lower grade debt tend to be very volatile and are less liquid than investment grade securities. For these reasons, your investment in our company is subject to the following specific risks: increased price sensitivity to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and if a negative perception of the lower grade debt market develops, the price and liquidity of lower grade securities may be depressed. This negative perception could last for a significant period of time.

Any investments in distressed debt obligations may not produce income and may require us to bear large expenses in order to protect and recover our investment.

At times, distressed debt obligations may not produce income and may require us to bear certain extraordinary expenses (including legal, accounting, valuation and transaction expenses) in order to protect and recover our investment. Therefore, to the extent we invest in distressed debt, our ability to achieve current income for our stockholders may be diminished. We also will be subject to significant uncertainty as to when and in what manner and for what value the distressed debt we invest in will eventually be satisfied (e.g., through liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed debt securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to distressed debt we hold, there can be no assurance that the securities or other assets received by us in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by us upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of our participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt, we may be restricted from disposing of such securities.

If we invest in preferred stock, we may incur additional risks.

To the extent we invest in preferred securities, we may incur particular risks, including:

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Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If we own a preferred security that is deferring its distributions, we may be required to report income for tax purposes before we receive such distributions. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments; and

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generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all of the arrearages have been paid, the preferred security holders no longer have voting rights.

Our equity investments may decline in value.

The equity securities in which we invest may not appreciate or may decline in value. We may thus not be able to realize gains from our equity securities, and any gains that we do realize on the disposition of any equity securities may not be sufficient to offset any other losses we experience. As a result, the equity securities in which we invest may decline in value, which may negatively impact our ability to pay distributions and cause you to lose all or part of your investment.

We may expose ourselves to risks if we engage in hedging transactions.

We may enter into hedging transactions, which could expose us to risks associated with such transactions. We may utilize instruments such as forward contracts and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions and amounts due under our debt arrangements from changes in market interest rates. Use of these hedging instruments may include counterparty credit risk. Utilizing such hedging instruments does not eliminate the possibility of fluctuations in the values of such positions and amounts due under our debt arrangements or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

The success of our hedging transactions will depend on our ability to correctly predict movements and interest rates. Therefore, while we may enter into such transactions to seek to reduce interest rate risks, unanticipated changes in interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings or debt arrangements being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. See also “—Changes in interest rates may affect our cost of capital and net investment income.”

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets may increase and the value of our portfolio may decrease during these periods as we are required to record the values of our investments. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

The lack of liquidity in our investments may adversely affect our business.

We make investments in private companies. A portion of these investments may be subject to legal and other restrictions on resale, transfer, pledge or other disposition or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we face other restrictions on our ability to liquidate an investment in a business entity to the extent that we or the Advisor has or could be deemed to have material non-public information regarding such business entity.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

Our portfolio companies usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligations to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company. The rights we may have with respect to the collateral securing any junior priority loans we make to our portfolio companies may also be limited pursuant to the terms of one or more intercreditor agreements (including agreements governing “first out” and “last out” structures) that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that senior obligations are outstanding, we may forfeit certain rights with respect to the collateral to the holders of the senior obligations. These rights may include the right to commence enforcement proceedings against the collateral, the right to control the conduct of such enforcement proceedings, the right to approve amendments to collateral documents, the right to release liens on the collateral and the right to waive past defaults under collateral documents. We may not have the ability to control or direct such actions, even if as a result our rights as junior lenders are adversely affected.

When we are a debt or minority equity investor in a portfolio company, we are often not in a position to exert influence on the entity, and other equity holders and management of the company may make decisions that could decrease the value of our portfolio holdings.

When we make debt or minority equity investments, we are subject to the risk that a portfolio company may make business decisions with which we disagree and the other equity holders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our investment.

In addition, we may not be in a position to control any portfolio company by investing in its debt securities. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree, and the management of such company, as representatives of the holders of its common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors.

There may be circumstances in which our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

If one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, a bankruptcy court might re-characterize our debt holding as an equity investment and subordinate all or a portion of our claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower’s business or exercise control over the borrower. For example, we could become subject to a lender’s liability claim, if, among other things, we actually render significant managerial assistance.

Our portfolio companies may be highly leveraged.

Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

Because we generally do not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

We generally do not hold controlling equity positions in our portfolio companies. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. In addition, other stockholders, such as private or public funds, that have substantial investments in our portfolio companies may have interests that differ from that of the portfolio company or its minority stockholders, which may lead them to take actions that could materially and adversely affect the value of our investment in the portfolio company. Due to the lack of liquidity of the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.

Concentration of our assets in an issuer, industry or sector may present more risks than if we were more broadly diversified over numerous issuers, industries and sectors of the economy.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

In addition, we may, from time to time, invest a substantial portion of our assets in the securities of issuers in any single industry or sector of the economy or in only a few issuers. We cannot predict the industries or sectors in which our investment strategy may cause us to concentrate and cannot predict the level of our diversification among issuers to ensure that we satisfy diversification requirements for qualification as a RIC for U.S. federal income tax purposes. A downturn in an industry or sector in which we are concentrated would have a larger impact on us than on a company that does not concentrate in that particular industry or sector. Furthermore, the Advisor has not made and does not intend to make any determination as to the allocation of assets among different classes of securities. At any point in time we may be highly concentrated in a single type of asset, such as junior unsecured loans or distressed debt. Consequently, events which affect a particular asset class disproportionately could have an equally disproportionate effect on us.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments in order to: (i) increase or maintain in whole or in part our equity ownership percentage; (ii) exercise warrants, options or convertible securities that were acquired in the original or any subsequent financing; or (iii) attempt to preserve or enhance the value of our investments. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. We will have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to maintain or increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, either because we prefer other opportunities or because we are subject to BDC requirements that would prevent such follow-on investments or the desire to maintain our RIC status.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

While we invest primarily in U.S. companies, our investment strategy contemplates that a portion of our investments may be in securities of foreign companies. Accordingly, we may invest on an opportunistic basis in certain non-U.S. companies, including those located in emerging markets, that otherwise meet our investment criteria. In regards to the regulatory requirements for business development companies, some of these investments may not qualify as investments in “eligible portfolio companies,” and thus may not be considered “qualifying assets.” “Eligible portfolio companies” generally include U.S. companies that are not investment companies and that do not have securities listed on a national exchange. If at any time less than 70% of our gross assets are comprised of qualifying assets, including as a result of an increase in the value of any non-qualifying assets or decrease in the value of any qualifying assets, we would generally not be permitted to acquire any additional non-qualifying assets until such time as 70% of our then current gross assets were comprised of qualifying assets. We would not be required, however, to dispose of any non-qualifying assets in such circumstances. In addition, investing in foreign companies, and particularly those in emerging markets, may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes (potentially at confiscatory levels), less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Further, we may have difficulty enforcing our rights as equity holders in foreign jurisdictions. In addition, to the extent we invest in non-U.S. companies, we may face greater exposure to foreign economic developments.

Although most of our investments are denominated in U.S. dollars, our investments that are denominated in a foreign currency are subject to the risk that the value of a particular currency may change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk or, that if we do, such strategies will be effective.

Our investments in the healthcare sector face considerable uncertainties including substantial regulatory challenges.

Our investments in the healthcare sector are subject to substantial risks. The laws and rules governing the business of healthcare companies and interpretations of those laws and rules are subject to frequent change. Broad latitude is given to the agencies administering those regulations. Existing or future laws and rules could force our portfolio companies engaged in healthcare to change how they do business, restrict revenue, increase costs, change reserve levels, change business practices and increase liability in federal and state courts. Healthcare companies often must obtain and maintain regulatory approvals to market many of their products, change prices for certain regulated products and to consummate some of their acquisitions and divestitures. Delays in obtaining or failure to obtain or maintain these approvals could reduce revenue or increase costs. Policy changes on the local, state and federal level, such as the expansion of the government’s role in the health care arena and alternative assessments and tax increases specific to the healthcare industry or healthcare products as part of federal health care reform initiatives, could fundamentally change the dynamics of the healthcare industry.

Our investments in the financial services sector are subject to various risks including volatility and extensive government regulation.

These risks include the effects of changes in interest rates on the profitability of financial services companies, the rate of corporate and consumer debt defaults, price competition, governmental limitations on a company’s loans, other financial commitments, product lines and other operations and recent ongoing changes in the financial services industry (including consolidations, development of new products and changes to the industry’s regulatory framework). The deterioration of the credit markets starting in late 2007 generally has caused an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. In particular, events in the financial sector in late 2008 resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. This situation has created instability in the financial markets and caused certain financial services companies to incur large losses. Insurance companies have additional risks, such as heavy price competition, claims activity and marketing competition, and can be particularly sensitive to specific events such as man-made and natural disasters (including weather catastrophes), terrorism, mortality risks and morbidity rates.

Our investments in the consumer products sector are subject to various risks including cyclical risks associated with the overall economy.

General risks of companies in the consumer products sector include cyclicality of revenues and earnings, economic recession, currency fluctuations, changing consumer tastes, extensive competition, product liability litigation and increased government regulation. Generally, spending on consumer products is affected by the health of consumers. Companies in the consumer products sectors are subject to government regulation affecting the permissibility of using various food additives and production methods, which regulations could affect company profitability. A weak economy and its effect on consumer spending would adversely affect companies in the consumer products sector.

Our investments in the chemicals, plastics, and rubber sector are subject to various risks including costs of raw materials and energy, increased competition and extensive government regulation.

Our investments in the chemicals, plastics and rubber sectors are subject to various risks including risks related to the costs of raw materials and energy. General risks of companies in the chemicals, plastics, and rubber industries include safety or product liability issues, costs of raw materials and energy, including crude oil, and competition in global markets. The chemicals, plastics, and rubber industries are highly competitive, which puts pressure on prices. Prices are subject to international supply and demand as well as to the purchase costs of raw materials and energy. Markets for these products, as well as prices for raw materials and energy used by these industries, are cyclical and volatile and the costs of raw materials and energy represent a substantial portion of the industries’ production costs and operating expenses. In addition, manufacturing facilities in these industries are subject to planned and unplanned production shutdowns, turnarounds and outages, which could have an adverse effect on long-term production. Companies in these industries are also subject to extensive federal, state, local and foreign environmental, health and safety laws and regulations concerning, among other things, emissions in the air, discharges to land and water and the generation, handling, treatment and disposal of hazardous waste and other materials. These requirements, and enforcement of these requirements, may become more stringent in the future. In addition, future regulatory or other developments could also restrict or eliminate the use of, or require companies in these industries to make modifications to, its products, packaging, manufacturing processes and technology, which could have a significant adverse impact on its financial condition, results of operations and cash flows.

Cyclicality within the energy sector may adversely affect some of our portfolio companies.

Industries within the energy sector are cyclical with fluctuations in commodity prices and demand for, and production of commodities driven by a variety of factors. The highly cyclical nature of the industries within the energy sector may lead to volatile changes in commodity prices, which may adversely affect the earnings of energy companies in which we may invest and the performance and valuation of our portfolio.

New market structure requirements applicable to derivatives could significantly increase the costs of utilizing over-the-counter (“OTC”) derivatives.

The Dodd–Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) enacted, and the Commodity Futures Trading Commission (the “CFTC”) and the Securities and Exchange Commission have issued or proposed rules to implement, both broad new regulatory requirements and broad new structural requirements applicable to OTC derivative markets and, to a lesser extent, listed commodity futures (and futures options) markets. Similar changes are in the process of being adopted in the European Union, Japan, and other major financial markets.

These changes include, but are not limited to: requirements that many categories of the most liquid OTC derivatives (currently limited to specified interest rate swaps and index credit default swaps) be executed on qualifying, regulated exchanges and be submitted for clearing; real-time public and regulatory reporting of specified information regarding OTC derivative transactions; and enhanced documentation requirements and recordkeeping requirements. Margin requirements for uncleared OTC derivatives and position limits are also expected to be adopted by the CFTC and other regulators in the future.

While these changes are intended to mitigate systemic risk and to enhance transparency and execution quality in the OTC derivative markets, the impact of these changes is not known at this time. For instance, cleared OTC derivatives are subject to margin requirements established by regulated clearinghouses, including daily exchanges of cash variation (or mark-to-market) margin and an upfront posting of cash or securities initial margin to cover the clearinghouse’s potential future exposure to the default of a party to a particular OTC derivative transaction. Furthermore, “financial end users,” such as us, that enter into OTC derivatives that are not cleared will, pending finalization of the applicable regulations, generally be required to provide margin to collateralize their obligations under such derivatives. Under current proposed rules, the level of margin that would be required to be collected in connection with uncleared OTC derivatives is in many cases substantially greater than the level currently required by market participants or clearinghouses.

These changes could significantly increase the costs to us of utilizing OTC derivatives, reduce the level of exposure that we are able to obtain (whether for risk management or investment purposes) through OTC derivatives, and reduce the amounts available to us to make non-derivative investments. These changes could also impair liquidity in certain OTC derivatives and adversely affect the quality of execution pricing that we are able to obtain, all of which could adversely impact our investment returns. Furthermore, the margin requirements for cleared and uncleared OTC derivatives may require that the Adviser, in order to maintain its exemption from commodity pool operator (“CPO”) registration under a no-action letter issued by the staff of the CFTC limit our ability to enter into hedging transactions or to obtain synthetic investment exposures, in either case adversely affecting our ability to mitigate risk.

Proposed position aggregation requirements may restrict the swap positions that the Adviser may enter into.

The Dodd–Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) significantly expanded the scope of the CFTC’s authority and obligation to require reporting of, and adopt limits on, the size of positions that market participants may own or control in commodity futures and futures options contracts and swaps. The Dodd-Frank Act also narrowed existing exemptions from such position limits for a broad range of risk management transactions.

In accordance with the requirements of the Dodd-Frank Act, the CFTC is required to establish speculative position limits on additional listed futures and options on physical commodities and economically equivalent over-the-counter (“OTC”) derivatives; position limits applicable to swaps that are economically equivalent to United States listed futures and futures options contracts, including contracts on non-physical commodities, such as rates, currencies, equities and credit default swaps; and aggregate position limits for a broad range of derivatives contracts based on the same underlying commodity, including swaps and futures and futures options contracts. The CFTC has proposed potentially significant narrowing of existing precedents and guidance that permit market participants to disaggregate for position limit purposes, positions that are independently controlled. While certain persons, contracts or transactions or classes thereof are exempt from the speculative position limit requirements, such broadened position aggregation requirements may further restrict the swap positions that the Adviser may enter into on our behalf.

The full impact of these recent changes is not known at this time. Individually and collectively, these changes could increase our costs of maintaining positions in commodity futures and futures option contracts and swaps and reduce the level of exposure we are able to obtain (whether for risk management or investment purposes) through commodity futures and futures option contracts and swaps. These changes could also impair liquidity in certain swaps and adversely affect the quality of execution pricing that we are able to obtain, all of which could adversely impact our investment returns.

The effect of global climate change may impact the operations of our portfolio companies.

There may be evidence of global climate change. Climate change creates physical and financial risk and some of our portfolio companies may be adversely affected by climate change. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increases in the cost of energy could adversely affect the cost of operations of our portfolio companies if the use of energy products or services is material to their business. A decrease in energy use due to weather changes may affect some of our portfolio companies’ financial condition, through decreased revenues. Extreme weather conditions in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions.

Risks Related to Our Operations as a BDC

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from knowingly participating in certain transactions with certain of our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any security (other than our securities) from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors and, in some cases, of the SEC. We are prohibited from buying or selling any security from or to any person who owns more than 25% of our voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC through an exemptive order (other than in certain limited situations pursuant to current regulatory guidance). The analysis of whether a particular transaction constitutes a joint transaction requires a review of the relevant facts and circumstances then existing. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

We have applied for an exemptive order from the SEC that would permit us and certain of our affiliates, including investment funds managed by our affiliates, to co-invest. Any such order will be subject to certain terms and conditions and there can be no assurance that such order will be granted by the SEC. Accordingly, we cannot assure you that we or our affiliates, including investment funds managed by our affiliates, will be permitted to co-invest, other than in the limited circumstances currently permitted by regulatory guidance or in the absence of a joint transaction.

Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

Our business requires a substantial amount of capital. We may acquire additional capital from the issuance of senior securities or other indebtedness, the issuance of additional shares of our common stock or from securitization transactions. However, we may not be able to raise additional capital in the future on favorable terms or at all. We may issue debt securities or preferred securities, which we refer to collectively as “senior securities,” and we may borrow money from banks or other financial institutions, up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities or incur indebtedness only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such issuance or incurrence. Our ability to make distributions or issue additional senior securities would be restricted if our asset coverage ratio were not at least 200%. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales may be disadvantageous.

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Senior Securities. As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred securities they would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights and may have rights, preferences or privileges more favorable than those of our common stockholders. Furthermore, the issuance of preferred securities could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for our common stockholders or otherwise be in the best interests of our common stockholders.

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Additional Common Stock. Our Board of Directors may decide to issue common stock to finance our operations rather than issuing debt or other senior securities. As a BDC, we are generally not able to issue our common stock at a price below net asset value, or issue securities convertible into common stock, without first obtaining the required approvals from our stockholders and our independent directors. We may also make rights offerings to our stockholders. If we raise additional capital by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our common stockholders at that time would decrease, and our common stockholders may experience dilution.

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Securitization. In addition to issuing securities to raise capital as described above, we anticipate that in the future we may securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly-owned subsidiary, contribute a pool of loans to the subsidiary and have the subsidiary issue primarily investment grade debt securities to purchasers who we would expect would be willing to accept a substantially lower interest rate than the loans earn. We would retain all or a portion of the equity in the securitized pool of loans. Our retained equity would be exposed to any losses on the portfolio of loans before any of the debt securities would be exposed to such losses. An inability to successfully securitize our loan portfolio could limit our ability to grow our business and fully execute our business strategy and adversely affect our earnings, if any. Moreover, the successful securitization of our loan portfolio might expose us to losses as the residual loans in which we do not sell interests will tend to be those that are riskier and more apt to generate losses.

Stockholders will likely incur dilution if we sell or otherwise issue shares of our common stock or securities to subscribe for or convertible into shares of our common stock at prices below the then current net asset value per share of our common stock.

We obtained approval at our 2017 Special Meeting of Stockholders to allow us the flexibility, with the approval of our Board of Directors, to sell or otherwise issue shares of our common stock at a price below its then current net asset value per share during the twelve month period following stockholders approval at the 2017 Special Meeting, subject to the policy of our Board of Directors that the Company shall not sell or otherwise issue more than 25% of the Company’s then outstanding shares of common stock (immediately prior to such sale or issuance) at a price below its then current net asset value per share. Since we obtained this approval from stockholders, we may issue shares of our common stock at a price below its then current net asset value per share, subject to the foregoing conditions and the determination by our Board of Directors that such issuance and sale is in our and our stockholders’ best interests.

In addition, we may also issue shares of common stock in certain limited circumstances under our dividend reinvestment plan and under interpretive advice issued by the Internal Revenue Service. Any sale or other issuance of shares of our common stock at a price below net asset value per share would result in an immediate dilution to the net asset value per share. This dilution would occur as a result of a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted. Such effects may be material, and we undertake to describe material risks and dilutive effects of any offering that we make at a price below our then current net asset value in the future in a prospectus supplement issued in connection with any such offering. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. If we were to continue to sell our common stock at prices below net asset value for a sustained period of time, such sales may result in an increased risk of our common stock trading at a discount to its net asset value.

Changes in the laws or regulations governing our business or the businesses of our portfolio companies and any failure by us or our portfolio companies to comply with these laws or regulations could negatively affect the profitability of our operations or of our portfolio companies.

We are subject to changing rules and regulations of federal and state governments, as well as the stock exchange on which our common stock is listed. These entities, including the Public Company Accounting Oversight Board, the SEC and The NASDAQ Global Select Market, have issued a significant number of new and increasingly complex requirements and regulations over the course of the last several years and continue to develop additional regulations. In particular, changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply, or we might have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business, financial condition and results of operations.

Any failure on our part to maintain our status as a BDC would reduce our operating flexibility.

The 1940 Act imposes numerous constraints on the operations of BDCs. Any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw our status as a BDC. If we decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a BDC, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility, and could significantly increase our costs of doing business.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could be found to be in violation of the 1940 Act provisions applicable to BDCs, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to come into compliance with the 1940 Act. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

Loss of status as a RIC would reduce our net asset value and distributable income.

We currently qualify as a RIC under the Code and intend to continue to qualify each year as a RIC. As a RIC we do not have to pay federal income taxes on our income (including realized gains) that is distributed to our stockholders, provided that we satisfy certain distribution requirements. Accordingly, we are not permitted under accounting rules to establish reserves for taxes on our unrealized capital gains. If we fail to qualify for RIC status in any year, to the extent that we had unrealized gains, we would have to establish reserves for taxes, which would reduce our net asset value. In addition, if we, as a RIC, were to decide to make a deemed distribution of net realized capital gains and retain the net realized capital gains, we would have to establish appropriate reserves for taxes that we would have to pay on behalf of stockholders. It is possible that establishing reserves for taxes could have a material adverse effect on the value of our common stock.

We will be subject to corporate-level income tax if we are unable to maintain our qualification as a RIC under Subchapter M of the Code or do not satisfy the annual distribution requirement.

To maintain RIC status and be relieved of federal taxes on income and gains distributed to our stockholders, we must meet the following annual distribution, income source and asset diversification requirements.

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The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and we may be subject to certain financial covenants under our debt arrangements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

•	The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

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The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC status for any reason and are subject to corporate-level income tax, the resulting corporate-level taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders. The Code provides some relief from RIC disqualification due to failures of the income source and asset diversification requirements, although there may be additional taxes due in such cases. We cannot assure you that we would qualify for any such relief should we fail the income source or asset diversification requirements.

Risks Relating to Our Common Stock

Our shares of common stock have traded at a discount from net asset value and may do so again in the future, which could limit our ability to raise additional equity capital.

Shares of closed-end investment companies, including business development companies, may trade at a market discount from net asset value. This characteristic of closed-end investment companies and business development companies is separate and distinct from the risk that our net asset value per share may decline. In the past, the stocks of BDCs as an industry, including shares of our common stock, have traded below net asset value and at historic lows as a result of concerns over liquidity, leverage restrictions and distribution requirements. When our common stock is trading below its net asset value per share, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining approval for such issuance from our stockholders and our independent directors. At our 2017 Special Meeting of Stockholders, subject to certain conditions and Board of Directors determinations, our stockholders approved our ability to sell or otherwise issue shares of our common stock at a price below its then current net asset value per share for a twelve month period expiring on the anniversary of the date of stockholder approval.

Investing in our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies involve higher levels of risk, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

The price of our common stock may fluctuate significantly.

As with any company, the price of our common stock will fluctuate with market conditions and other factors. The market price and liquidity of the market for our common stock may from time to time be affected by a number of factors, which include, but are not limited to, the following:

•	volatility in the market price and trading volume of common stocks of BDCs or other financial services companies, which are not necessarily related to the operating performance of these companies;

•	investors’ general perception of our company, the economy and general market conditions;

•	our quarterly results of operations;

•	our origination activity, including the pace of, and competition for, new investment opportunities;

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the financial performance of the specific industries in which we invest on a recurring basis, including without limitation, our investments in the business services, finance, chemicals, plastics and rubber and healthcare industries;

•	announcements of strategic developments, acquisitions and other material events by us or our competitors;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	loss of RIC status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of key personnel from the Advisor;

•	operating performance of companies comparable to us;

•	short-selling pressure with respect to shares of our common stock or BDCs generally;

•	general economic trends and other external factors, including price and volume fluctuations in the overall stock market; and

•	loss of a major funding source.

Our shares may trade at discounts from net asset value or at premiums that are unsustainable over the long term.

Shares of BDCs may trade at a market price that is less than the net asset value that is attributable to those shares. Our shares have traded above and below our net asset value. The possibility that our shares of common stock will trade at a discount from net asset value or at a premium that is unsustainable over the long term is separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether our shares will trade at, above or below net asset value in the future.

Our capital-raising activities may have an adverse effect on the market price of our common stock.

When we issue securities or incur debt, we generally obtain cash or cash equivalents. Any increase in our holdings of cash or cash equivalents could adversely affect the prevailing market prices for our common stock, especially if we are unable to timely deploy the capital in suitable investments. The adverse impact on the prevailing market prices for our common stock could be greater if we issue debt securities or other securities requiring the payment of interest and are unable to timely deploy the capital in suitable investments.

There is a risk that investors in our equity securities may not receive distributions or that our distributions may not grow over time.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. There can be no assurance that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. If we declare a distribution and if more stockholders opt to receive cash distributions rather than participate in our dividend reinvestment plan, we may be forced to sell some of our investments in order to make cash distributions. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. Further, if we invest a greater amount of assets in equity securities that do not pay current dividends, it could reduce the amount available for distribution.

If we issue preferred stock, the net asset value and market value of our common stock may become more volatile.

We cannot assure you that the issuance of preferred stock would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock would likely cause the net asset value and market value of our common stock to become more volatile. If the dividend rate on the preferred stock were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of our common stock than if we had not issued preferred stock. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock. This greater net asset value decrease would also tend to cause a greater decline in the market price of our common stock. We might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing our ratings on the preferred stock or, in an extreme case, our current investment income might not be sufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, we might need to liquidate investments in order to fund a redemption of some or all of the preferred stock. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher Incentive Fees if our total return exceeds the dividend rate on the preferred stock. Holders of preferred stock may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

We may in the future determine to issue preferred stock, which could adversely affect the market value of our common stock.

The issuance of shares of preferred stock with dividend or conversion rights, liquidation preferences or other economic terms favorable to the holders of preferred stock could adversely affect the market price for our common stock by making an investment in the common stock less attractive. In addition, the dividends on any preferred stock we issue must be cumulative. Payment of dividends and repayment of the liquidation preference of preferred stock must take preference over any dividends or other payments to our common stockholders, and holders of preferred stock are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference (other than convertible preferred stock that converts into common stock). In addition, under the 1940 Act, preferred stock constitutes a “senior security” for purposes of the 200% asset coverage test.

Holders of any preferred stock we might issue would have the right to elect members of our Board of Directors and class voting rights on certain matters.

Holders of any preferred stock we might issue, voting separately as a single class, would have the right to elect two members of our Board of Directors at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the directors until such arrearage is completely eliminated. In addition, preferred stockholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion to open-end status, and accordingly can veto any changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our qualification as a RIC for federal income tax purposes. While we would intend to redeem our preferred stock to the extent necessary to enable us to distribute our income as required to maintain our qualification as a RIC, there can be no assurance that such actions could be effected in time to meet the tax requirements.

Certain provisions of the Delaware General Corporation Law and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Delaware General Corporation Law, our amended certificate of incorporation and our amended and restated bylaws contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock. We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our amended certificate of incorporation and amended and restated bylaws dividing our Board of Directors in three classes serving staggered three-year terms, requiring the affirmative vote of the holders of 75% of the then outstanding shares of our capital stock entitled to vote to remove a director for cause, and, subject to the rights of any holders of preferred stock, filling any vacancy on our Board of Directors only by a vote of a majority of the directors then in office. The classification of our Board of Directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us. Our certificate of incorporation and bylaws also provide that special meetings of the stockholders may only be called by our Board of Directors, Chairman, Chief Executive Officer or Secretary. These provisions, as well as other provisions of our amended certificate of incorporation and our amended and restated bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering we may conduct. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.

In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.

In addition, if the subscription price is less than the net asset value per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.

A trading market or market value of our debt securities may fluctuate.

In the event we issue debt securities, they may or may not have an established trading market. We cannot assure you that a trading market for debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, debt securities we may issue. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of these debt securities;

•	the outstanding principal amount of debt securities with terms identical to these debt securities;

•	the ratings assigned by national statistical ratings agencies;

•	the general economic environment;

•	the supply of debt securities trading in the secondary market, if any;

•	the redemption or repayment features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates generally; and

•	market rates of interest higher or lower than rates borne by the debt securities.

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You should also be aware that there may be a limited number of buyers if and when you decide to sell your debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

Terms relating to redemption may materially adversely affect your return on any debt securities that we may issue.

If your debt securities are redeemable at our option, we may choose to redeem your debt securities at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In addition, if your debt securities are subject to mandatory redemption, we may be required to redeem your debt securities also at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as your debt securities being redeemed.

Our credit ratings may not reflect all risks of an investment in our debt securities.

Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.

We may initially invest a portion of the net proceeds of offerings pursuant to this prospectus primarily in high-quality short-term investments, which will generate lower rates of return than those expected from the interest generated on first and second lien senior secured loans and mezzanine debt.

We may initially invest a portion of the net proceeds of offerings pursuant to this prospectus primarily in cash, cash equivalents, U.S. government securities and other high-quality short-term investments. These securities generally earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective. As a result, we may not, for a time, be able to achieve our investment objective and/or we may need to, for a time, decrease the amount of any dividend that we may pay to our stockholders to a level that is substantially lower than the level that we expect to pay when the net proceeds of offerings are fully invested in accordance with our investment objective. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our shares may decline.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus, and other statements that we may make, may contain forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “potential,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

In addition to factors previously identified elsewhere in this prospectus, including the “Risks” section of this prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the financial condition of and ability of our current and prospective portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital, including our ability to obtain continued financing on favorable terms;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the impact of increased competition;

•	the ability of the Advisor to locate suitable investments for us and to monitor and administer our investments;

•	potential conflicts of interest in the allocation of opportunities between us and other investment funds managed by the Advisor or its affiliates;

•	the ability of the Advisor to attract and retain highly talented professionals;

•	changes in law and policy accompanying the new administration and uncertainty pending any such changes;

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increased geopolitical unrest, terrorist attacks or acts of war, which may adversely affect the general economy, domestic and local financial and capital markets, or the specific industries of our portfolio companies;

•	changes and volatility in political, economic or industry conditions, the interest rate environment, foreign exchange rates or financial and capital markets;

•	the unfavorable resolution of legal proceedings; and

•	the impact of changes to tax legislation and, generally, our tax position.

The forward-looking statements in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934.

USE OF PROCEEDS

We intend to use the net proceeds from selling securities pursuant to this prospectus for general corporate purposes, which include investing in portfolio companies in accordance with our investment objective and strategies and, pending such investments, investing the net proceeds of an offering in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment and repaying indebtedness. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus will be used for the above purposes within two years, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. Our portfolio currently consists primarily of senior loans, subordinated loans and equity securities. Pending our investments in new or existing portfolio companies, we plan to invest a portion of the net proceeds in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment and may use such funds for other general corporate purposes. See “Regulation—Temporary investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with the selected financial data and our consolidated financial statements and notes thereto appearing elsewhere in this prospectus.

Overview

We were incorporated in Delaware on April 13, 2005, commenced operations with private funding on July 25, 2005 and completed our initial public offering on July 2, 2007. Our investment objective is to generate both current income and capital appreciation through our debt and equity investments. We invest primarily in middle-market companies and target investments throughout the capital structure that we believe provide an attractive risk-adjusted return. Although most of our investments are in senior and junior secured, unsecured and subordinated loans to U.S. private and certain public middle-market companies, we invest throughout the capital structure, which may include common and preferred equity, options and warrants, credit derivatives, high-yield bonds, distressed debt and other structured securities.

We are externally managed and have elected to be regulated as a BDC under the 1940 Act. As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash, cash equivalents, U.S. Government securities and high-quality debt investments that mature in one year or less.

Certain items previously reported may have been reclassified to conform to the current year presentation.

Investments

Our level of investment activity can and does vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity, the general economic environment and the competitive environment for the types of investments we make.

As a BDC, we generally do not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” Under the relevant SEC rules, the term “eligible portfolio company” includes most private companies, companies whose securities are not listed on a national securities exchange, and certain public companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250 million. These rules also permit us to include as qualifying assets certain follow-on investments in companies that were eligible portfolio companies at the time of initial investment but that no longer meet the definition.

Revenues

We generate revenues primarily in the form of interest on the debt we hold, dividends on our equity interests and capital gains on the sale of warrants and other debt or equity interests that we acquire in portfolio companies. Our investments in fixed income instruments generally have an expected maturity of three to ten years, although we have no lower or upper constraint on maturity, and typically bear interest at a fixed or floating rate. Interest on our debt securities is generally payable quarterly or semi-annually. In some cases, our debt instruments and preferred stock investments may defer payments of cash interest or dividends or pay interest or dividends in-kind. Any outstanding principal amount of our debt securities and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of prepayment fees, commitment, origination, capital structuring or due diligence fees, and fees for providing significant managerial assistance.

Expenses

Our primary operating expenses include the payment of a base management fee and, depending on our operating results, an incentive management fee, interest and credit facility fees, expenses reimbursable under the investment management agreement, administration fees and the allocable portion of overhead under the administration agreement. The base management fee and incentive management fee compensate the Advisor for work in identifying, evaluating, negotiating, closing and monitoring our investments. Our Management Agreement with the Advisor provides that we will reimburse the Advisor for costs and expenses incurred by the Advisor for office space rental, office equipment and utilities allocable to the Advisor under the Management Agreement, as well as any costs and expenses incurred by the Advisor relating to any non-investment advisory, administrative or operating services provided by the Advisor to us. We bear all other costs and expenses of our operations and transactions including those relating to:

•	our organization;

•	calculating our net asset value (including the cost and expenses of any independent valuation firms);

•	expenses incurred by the Advisor payable to third parties in monitoring our investments and performing due diligence on prospective portfolio companies;

•	interest payable on debt, if any, incurred to finance our investments;

•	the costs of future offerings of common shares and other securities, if any;

•	the base management fee and any incentive management fee;

•	dividends and distributions on our preferred shares, if any, and common shares;

•	administration fees payable under the administration agreement;

•	fees payable to third parties relating to, or associated with, making investments;

•	transfer agent, trustee, registrar, paying agent and custodial fees;

•	registration fees;

•	listing fees;

•	taxes;

•	independent director fees and expenses;

•	costs of preparing and filing reports or other documents with the SEC;

•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;

•	our fidelity bond;

•	a portion of our directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	indemnification payments;

•	direct costs and expenses of administration, including audit and legal costs; and

•

all other expenses reasonably incurred by us or the Administrator, such as the allocable portion of overhead under the administration agreement, including rent and other allocable portions of the cost of certain of our officers and their respective staffs.

Critical accounting policies

Our discussion and analysis of our financial condition and results of operations are based upon our consolidated financial statements, which have been prepared in accordance with GAAP. The preparation of these consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ.

Management considers the significant accounting policies important to understanding the consolidated financial statements. In addition to the discussion below, our significant accounting policies are further described in the notes to the consolidated financial statements. See Note 2 to the consolidated financial statements for a description of significant accounting policies and of recently issued accounting pronouncements. Management considers Investments to be an area deemed a critical accounting policy.

Financial and operating highlights

At December 31, 2016:

Investment Portfolio: $931.1 million

Net Assets: $596.3 million

Indebtedness (borrowings under Credit Facility, Convertible Notes, Term Loan and Senior Secured Notes): $336.7 million

Net Asset Value per share: $8.21

Portfolio Activity for the Year Ended December 31, 2016:

Cost of investments during period, including PIK: $325.4 million

Sales, repayments and other exits during period: $377.2 million

Number of portfolio companies at end of period: 38

Operating Results for the Year Ended December 31, 2016:

Net investment income per share: $0.74

Distributions declared per share: $0.84

Basic loss per share: $1.16

Net investment income: $54.0 million

Net realized and unrealized loss: $138.3 million

Net decrease in net assets from operations: $84.3 million

Net investment income per share, as adjusted1: $0.74

Basic loss per share, as adjusted1: $1.16

Net investment income, as adjusted1: $54.0 million

Net decrease in net assets from operations, as adjusted1: $84.3 million

As Adjusted1: Amounts are adjusted to remove the incentive management fee expense based on gains, as required by GAAP, and to include only the incremental incentive management fee expense based on income. The incremental incentive management fee is calculated based on the current quarter’s incremental earnings and without any reduction for incentive management fees paid during the prior calendar quarters. Amounts reflect the Company’s ongoing operating results and reflect the Company’s financial performance over time.

Portfolio and investment activity

During the year ended December 31, 2016, we invested approximately $325.4 million. The new investments consisted of senior loans secured by first liens ($63.2 million, or 19.5% of the total new investments) or second liens ($81.8 million, or 25.1% of the total new investments), senior secured notes ($36.8 million, or 11.3% of the total new investments) and unsecured or subordinated debt securities and equity securities ($143.6 million, or 44.1% of the total new investments). Additionally, we received proceeds from sales, repayments and other exits of approximately $377.2 million during the year ended December 31, 2016.

Concentration of our assets in an issuer, industry or sector may present certain risks. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. At December 31, 2016, our portfolio of $931.1 million (at fair value) consisted of 38 portfolio companies and was invested 59% in senior secured loans, 17% in unsecured or subordinated debt securities, 17% in equity investments and 7% in senior secured notes. Our average investment by portfolio company at amortized cost, excluding investments below $5.0 million, was approximately $31.8 million at December 31, 2016. Our largest portfolio company investment by value was approximately $87.4 million and our five largest portfolio company investments by value comprised approximately 27% of our portfolio at December 31, 2016. At December 31, 2015, our portfolio of $1,117.0 million (at fair value) consisted of 45 portfolio companies and was invested 68% in senior secured loans, 15% in unsecured or subordinated debt securities, 11% in equity investments and 6% in senior secured notes. Our average investment by portfolio company at amortized cost, excluding investments below $5.0 million, was approximately $32.5 million at December 31, 2015. Our largest portfolio company investment by value was approximately $64.7 million and our five largest portfolio company investments by value comprised approximately 24% of our portfolio at December 31, 2015.

In addition, we may, from time to time, invest a substantial portion of our assets in the securities of issuers in any single industry or sector of the economy or in only a few issuers. A downturn in an industry or sector in which we are concentrated could have a larger impact on us than on a company that does not concentrate in that particular industry or sector. Our Advisor monitors industry and sector uncertainties on an ongoing basis, including substantial regulatory challenges in the healthcare sector, volatility and extensive government regulation in the financial services sector, cyclical risks associated with the overall economy that may affect the consumer products sector, risks related to the costs of raw materials and energy affecting the chemicals sector, cyclicality within the energy sector as a result of fluctuations in commodity prices and demand for, and production of commodities, among various other industry and sector uncertainties due to certain exposures. At December 31, 2016, our top three industry concentrations at fair value consisted of Finance (21.1%), Chemicals, Plastics, & Rubber (12.3%) and Services: Business (11.4%). At December 31, 2015, our top three industry concentrations at fair value consisted of Healthcare & Pharmaceuticals (12.8%), Consumer Goods: Durable (12.3%) and Chemicals, Plastics, & Rubber (10.9%) (See Note 5).

The weighted average yield of the debt and income producing equity securities in our portfolio at fair value was 11.7% at December 31, 2016 and 11.6% at December 31, 2015. The weighted average yields on our senior secured loans and other debt securities at fair value were 11.3% and 12.4%, respectively, at December 31, 2016, versus 11.4% and 13.0%, at December 31, 2015. The weighted average yield of the debt and income producing equity securities in our portfolio at their current cost basis was 10.5% at December 31, 2016 and 11.0% at December 31, 2015. The weighted average yields on our senior secured loans and other debt securities at their current cost basis were 10.5% and 10.8%, respectively, at December 31, 2016, versus 11.0% and 11.2%, respectively, at December 31, 2015. The weighted average portfolio yield was computed using the effective interest rates for all of our debt investments at fair value, plus the yield to maturity from December 31, 2016 of all of our debt investments. The weighted average portfolio yield of our debt investments is not the same as a return on investment for our stockholders but, rather, relates to a portion of our investment portfolio and is calculated before payment of all of our fees and expenses, including any sales load paid in connection with an offering of our securities. There can be no assurance that the weighted average yield will remain at its current level. For the year ended December 31, 2016, the total return based on net asset value and total return based on market value was (10.7)% and (18.1)%, respectively. Total returns are historical and are calculated by determining the percentage change in the net asset value or market value with all dividends and distributions, if any, reinvested. Dividends and distributions are assumed to be reinvested at prices obtained under the company’s dividend reinvestment plan.

At December 31, 2016, 71% of our debt investments bore interest based on floating rates, such as LIBOR, the Federal Funds Rate or the Prime Rate, and 29% bore interest at fixed rates. The percentage of our total debt investments that bore floating rate interest subject to an interest rate floor was 71% at December 31, 2016. At December 31, 2015, 70% of our debt investments bore interest based on floating rates, such as LIBOR, the

Federal Funds Rate or the Prime Rate, and 30% bore interest at fixed rates. The percentage of our total debt investments that bore floating rate interest subject to an interest rate floor was 68% at December 31, 2015.

Results of operations

Results comparisons are for the years ended December 31, 2016, 2015 and 2014.

Investment income

Investment income totaled $117,439,655, $129,410,607 and $134,417,599, respectively, for the years ended December 31, 2016, 2015 and 2014, of which $77,140,788, $83,482,008 and $77,233,860 were attributable to interest and fees on senior secured loans, $32,937,283, $40,396,745 and $53,299,895 to interest and fees earned on other debt securities, $6,239,257, $5,524,712 and $2,756,466 to dividends from equity securities, $22,327, $7,142 and $6,752 to interest earned on short-term investments and cash equivalents, and $1,100,000, zero and $1,120,626 to other income, respectively. The $1,100,000 other income amount for the current year is a reimbursement in connection with the legal settlement expense that was incurred during the third quarter of 2016. The more than 9% decline in investment income as compared to the 2015 period is primarily attributable to 5.4%, 11.1%, 12.7%, and 15.3% of the debt portfolio, at amortized cost, on non-accrual status as of the end of the fourth, third, second and first quarters of 2016, respectively. In addition, there was a 20% decrease in the December 31, 2016 income producing debt portfolio, at amortized cost, as compared to December 31, 2015. Fee income earned, however, for the 2016 year was 45% higher than fee income earned for the 2015 year.

Interest income is comprised of approximately 9% of PIK interest for the year ended December 31, 2016.

Expenses

Total expenses for the years ended December 31, 2016, 2015 and 2014 were $63,403,090, $54,219,564 and $84,045,893, respectively, which consisted of $21,460,909, $24,678,087 and $23,641,231 in base management fees, $17,500,000, zero and zero of a one-time legal settlement expense related to a former portfolio company (See Note 9), $16,661,674, $24,290,518 and $24,586,975 in interest and credit facility fees, zero, $(3,189,459) and $27,506,031 in incentive management fees, $2,544,235, $2,081,220 and $2,220,665 in professional fees, $1,683,444, $2,412,700 and $2,685,328 in investment advisor expenses and administrative service expenses, $706,500, $698,500 and $725,500 in director fees, and $2,846,328, $3,247,998 and $2,680,163 in other expenses, respectively.

The 13% decrease in the current year base management fees is due to a decline in the total assets on which management fees are calculated (in arrears), primarily resulting from $53,748,320 of unrealized losses for 2016 as well as $51,745,089 of net sales, repayments and other exits for the year. Professional fees incurred for the current year were 22% and 15% higher than the 2015 and 2014 amounts, respectively, due primarily to non-recurring legal fees in connection with a legal settlement related to a former portfolio company during 2016. Interest and credit facility fees incurred during the year declined 31% and 32%, respectively, as compared to 2015 and 2014, due to the refinancing of the Senior Secured Notes under the Credit Facility during January 2016, as well as the refinancing of the Credit Facility during February 2016 which reduced pricing up to 50 basis points per annum. Investment advisor and administrative services expenses for 2016 declined 30% and 37% over the 2015 and 2014 years, respectively, due to streamlining the finance group to capture value created from being fully integrated on to the BlackRock platform during the third quarter of 2015, which is fully reflected in the current year amount. Other expenses for the current year decreased 12% from 2015 due largely to a one-time blocker tax expense included in the 2015 amount.

Of the incentive management fee totals for the years ended December 31, 2016, 2015 and 2014, zero, $11,061 and $9,972,822, respectively, were incentive management fees based on income and zero, $(3,200,520) and $17,533,209, respectively, were incentive management fees based on gains. In accordance with GAAP, a hypothetical liquidation is performed each quarter end resulting in an additional accrual of incentive management fees based on gains if the amount is positive, or a reduction of the expense if the amount is negative. It should be noted, however, that a fee so calculated and accrued is not due and payable, if at all, until the end of each measurement period, or every June 30.

Net investment income

Net investment income was $54,036,565, $75,191,043 and $50,371,706, respectively, for the years ended December 31, 2016, 2015 and 2014. The current year decrease was due to a 9% decline in investment income due largely to non-accruals during 2016, as well as a smaller income earning portfolio overall, as compared to 2015. Total expenses during the current year increased 17% over 2015 primarily due to a one-time legal settlement expense incurred of $17,500,000 (See Note 9) during 2016. The legal settlement expense was partially offset by decreases in interest and credit facility charges, base management fees, and investment advisor and administrative services expenses for the current year.

Net realized gain or loss

Net realized gain (loss) was $(84,580,169), $122,257,526 and $97,080,348, respectively, for the years ended December 31, 2016, 2015 and 2014. Of the current year losses, $82,838,804 was driven by losses realized on the restructuring of our debt and equity investments in ETX Energy, LLC, et al., (“New Gulf”), as well as the restructuring of our debt investments in Hunter Defense Technologies, Inc. (“Hunter”) and Vertellus Specialties Inc. (“Vertellus”). Nearly the entire realized loss was reflected in unrealized depreciation in prior periods. Net realized gains for the year ended December 31, 2015 were generated primarily from the sales of our equity investments in M&M Tradition Holdings Corp., Marquette Transportation Company Holdings LLC, Penton Business Media Holdings, LLC, Oportun Financial Corporation and USI Senior Holdings, Inc., partially offset by realized losses on the restructuring of our investments in Red Apple Stores Inc., WBS Group LLC and Westward Dough Holdings, LLC. Nearly the entire realized gain was reflected in unrealized appreciation in prior periods. Net realized gains for the year ended December 31, 2014 were primarily from the sales of Arclin Cayman Holdings Ltd., Electrical Components International and Advanstar Communications, Inc.

Net unrealized appreciation or depreciation

For the year ended December 31, 2016, the change in net unrealized appreciation or depreciation was an increase in net unrealized depreciation of $53,748,320 comprised of $128,811,954 of overall net declines due to portfolio valuations during the year, partially offset by $75,063,634 of total unrealized appreciation primarily resulting from the reversal of previously recognized depreciation upon dispositions, namely the New Gulf, Hunter and Vertellus restructurings. For the year ended December 31, 2015, the change in net unrealized appreciation or depreciation was a decrease in net unrealized appreciation of $158,823,485 primarily resulting from the reversal of previously recognized appreciation associated with the sale of our equity positions in M&M Tradition Holdings Corp., Marquette Transportation Company Holdings LLC, Penton Business Media Holdings, LLC, Oportun Financial Corporation, and USI Senior Holdings, Inc. For the year ended December 31, 2014, the change in net unrealized appreciation or depreciation was a decrease in net unrealized appreciation of $10,212,018 primarily resulting from the reversal of previously recognized appreciation associated with the sales of equity holdings in Arclin Cayman Holdings Ltd., Electrical Components International and Advanstar Communications, Inc. during the year, as well as a net foreign currency translation loss of $681,195.

Net increase or decrease in net assets resulting from operations

The net increase (decrease) in net assets resulting from operations was $(84,291,924), $38,625,084 and $137,240,036, respectively, for the years ended December 31, 2016, 2015 and 2014. As compared to the year ended December 31, 2015, the decrease during the current year is reflective of an overall decrease in net investment income of approximately 28%, taken in conjunction with an increase in net realized and unrealized losses of $101,762,530 year-over-year. As compared to the year ending December 31, 2014, the decrease during the current year is reflective of an overall increase in net investment income of approximately 7%, as well as a shift from net realized and unrealized gains of $86,868,330 to net realized and unrealized losses of $138,328,489, for each of the respective years.

Financial condition, liquidity and capital resources

During the year ended December 31, 2016, we generated operating cash flows primarily from interest and fees received on senior secured loans and other debt securities, as well as from sales of selected portfolio company investments or repayments of principal. Net cash provided by operating activities for the year ended December 31, 2016 was $98,848,229. Our primary source of cash from operating activities during the year consisted of proceeds from sales and repayments of $377,154,842, net of purchases of $325,409,753, which includes PIK of $11,958,325, for a net source of $51,745,089.

Net cash used in financing activities for the year ended December 31, 2016 was $100,554,592. Our uses of cash for financing activities consisted of cash distributions paid of $57,345,936, purchases of treasury stock of $16,093,205, and $27,115,451 in debt repayments, net of borrowings under the Credit Facility.

During the year ended December 31, 2015, we generated operating cash flows primarily from interest earned and fees received on senior secured loans and other debt securities, as well as from sales of selected portfolio company investments or repayments of principal. Net cash provided by operating activities for the year ended December 31, 2015 was $152,766,096. Our primary source of cash from operating activities during the year consisted of proceeds from sales and repayments of $417,736,483, net of purchases of $311,838,936, which includes PIK of $10,348,618, for a net source of $105,897,547.

Net cash used in financing activities for the year ended December 31, 2015 was $150,678,070. Our primary use of cash for financing activities was $83,752,256 of repayments net of borrowings under the Credit Facility and distributions of $59,000,183.

Contractual obligations

A summary of our significant contractual payment obligations for the repayment of outstanding borrowings at December 31, 2016 is as follows:

	Payments Due By Period (dollars in millions)
	Total	Less than 1 year	1-3 years	3-5 years	After 5 years
Credit Facility(1)	$190.0	$—	$—	$190.0	$—
Term Loan	15.0	—	15.0	—	—
Senior Secured Notes	17.0	—	17.0	—	—
Convertible Notes	114.7	—	114.7	—	—
Interest and Credit Facility Fees Payable	3.3	3.3	—	—	—

(1)	At December 31, 2016, $250.0 million remained unused under our Credit Facility.

Off-balance sheet arrangements

In the normal course of business, the Company may enter into guarantees on behalf of portfolio companies. Under these arrangements, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. There were no such guarantees outstanding at December 31, 2016 and 2015. In addition, from time to time, the Company may provide for a commitment to a portfolio company for investment in an existing or new security. At December 31, 2016 and 2015, the Company was obligated to existing portfolio companies for unfunded commitments of $43.5 million and $13.1 million, respectively. Of the $43.5 million total unfunded commitments at December 31, 2016, $42.5 million was on our aggregate $85.0 million equity commitment to BCIC Senior Loan Partners, LLC, a newly formed joint venture (see Note 5 to the consolidated financial statements). We maintain sufficient cash on hand and available borrowings to fund such unfunded commitments should the need arise.

Recent developments

On January 30, 2017, Francois de Saint Phalle notified us that he will resign as a Director effective as of the end of the day on May 5, 2017. Mr. de Saint Phalle’s decision was not a result of any disagreement with us.

On March 7, 2017 our Board of Directors declared a distribution of $0.18 per share, payable on April 3, 2017 to stockholders of record at the close of business on March 20, 2017.

On March 7, 2017, the Advisor, in consultation with the Company’s Board of Directors, has agreed to waive incentive fees based on income from March 7, 2017 to December 31, 2018 or approximately 21 months. The start date of the fee waiver coincides with the change to the fee calculation that was previously approved by stockholders on February 18, 2015.

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that from time to time the Company may purchase shares of its common stock in the open market at prevailing market prices.

Quantitative and Qualitative Disclosure About Market Risk

We are subject to financial market risks, including changes in interest rates. At December 31, 2016, 71% of our debt investments bore interest based on floating rates, such as LIBOR, the Federal Funds Rate or the Prime Rate. The interest rates on such investments generally reset by reference to the current market index after one to six months. Of those floating rate debt investments, 100% contained an interest rate floor. Floating rate investments subject to a floor generally reset by reference to the current market index after one to six months only if the index exceeds the floor. Interest rate sensitivity refers to the change in our earnings that may result from changes in the level of interest rates. Since we fund a portion of our investments with borrowings, our net investment income is affected by the difference between the rate at which we invest and the rate at which we borrow. The Company’s Credit Facility and Term Loans bear interest at variable rates with no interest rate floors, while our Senior Secured Notes and Convertible Notes bear interest at fixed rates. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

The following table shows the approximate annual impact on net investment income of base rate changes in interest rates (considering interest rate floors for variable rate instruments) to our debt portfolio and outstanding borrowings as of December 31, 2016, assuming no changes to our investment and borrowing structure:

	Net Investment Income(1)	Net Investment Income Per Share(1)
Basis Point Change ($’s in millions, except per share data)
Up 400 basis points	$13.8	$0.19
Up 300 basis points	$10.3	$0.14
Up 200 basis points	$6.7	$0.09
Up 100 basis points	$3.2	$0.04
Down 100 basis points	$1.6	$0.02

(1)	Excludes the impact of incentive management fees based on income

While hedging activities may help to insulate us against adverse changes in interest rates, they also may limit our ability to participate in the benefits of lower interest rates with respect to our portfolio of investments. There can be no assurance that we will be able to effectively hedge our interest rate risk. During the years ended December 31, 2016, 2015 and 2014, we did not engage in any interest rate hedging activity.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

At our 2017 Special Meeting of Stockholders, our stockholders approved a proposal authorizing us to sell or issue shares of our common stock at a price below our then current net asset value per share in one or more offerings, subject to certain limitations set forth in the Proxy Statement for our 2017 Special Meeting of Stockholders (including that the cumulative number of shares sold pursuant to such authority does not exceed 25% of our then outstanding common stock immediately prior to each such sale).

In making a determination that an offering below NAV per share is in our and our stockholders’ best interests, our Board of Directors will consider a variety of factors including:

•	The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

•	The relationship of recent market prices of our common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the estimated offering price would closely approximate the market value of our shares;

•	The potential market impact of being able to raise capital during the recent financial market difficulties;

•	The nature of any new investors anticipated to acquire shares in the offering;

•	The anticipated rate of return on and quality, type and availability of investments; and

•	The leverage available to us.

We will not sell shares of our common stock (or any warrants, options, rights or units to purchase shares of our common stock) under a prospectus supplement to this registration statement of which this prospectus forms a part (the “current registration statement”) without first filing a new post-effective amendment to the current registration statement if the cumulative dilution to our NAV per share from offerings under the current registration statement exceeds 15%. This limit would be measured separately for each offering pursuant to the current registration statement by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the percentage from each offering. For example, if our most recently determined NAV per share at the time of the first offering is $15.00 and we have 50 million shares outstanding, the sale of 8 million shares at net proceeds to us of $7.50 per share (a 50% discount) would produce dilution of 6.90%. If we subsequently determined that our NAV per share increased to $17.50 on the then 58 million shares outstanding and then made an additional offering, we could, for example, sell approximately an additional 10 million shares at net proceeds to us of $7.86 per share, which would produce dilution of 8.10%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.

Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering of our common stock at a price less than NAV per share on three different set of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders who do not Participate in the Offering

Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increase.

The following table illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from net asset value per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that we have 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current net asset value and net asset value per share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on a nonparticipating stockholder of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount from net asset value), (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from net asset value) and (3) an offering of 250,000 shares (25% of the outstanding shares) at $7.50 per share after offering expenses and commissions (a 25% discount from net asset value).

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$7.89	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$7.50	—
Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	(5.00)%
Dilution to Stockholder
Shares Held by Stockholder	10,000	10,000	—	10,000	—	10,000	—
Percentage Held by Stockholder	1.0%	0.95%	(4.76)%	0.91%	(9.09)%	0.80%	(20.00)%
Total Asset Values
Total NAV Held by Stockholder	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$95,000	(5.00)%
Total Investment by Stockholder (Assumed to be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder (Total NAV Less Total Investment)	—	$(200)	—	$(900)	—	$(5,000)	—

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Per Share Amounts
NAV Per Share Held by Stockholder	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	(5.00)%
Investment per Share Held by Stockholder (Assumed to be $10.00 per Share on Shares Held prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—
Dilution per Share Held by Stockholder (NAV per Share Less Investment per Share)	—	$(0.02)	—	$(0.09)	—	$(0.50)	—
Percentage Dilution to Stockholder (Dilution per Share Divided by Investment per Share)	—	—	(0.20)%	—	(0.90)%	—	(5.00)%

Impact on Existing Stockholders who do Participate in the Offering

Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 25% discount offering from the prior chart for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 1,250 shares, which is 0.50% of the offering of 250,000 shares rather than its 1.00% assumed or hypothetical proportionate share) and (2) 150% of such percentage (i.e., 3,750 shares, which is 1.50% of an offering of 250,000 shares rather than its 1.00% assumed or hypothetical proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

		Example 1 50% Participation		Example 2 150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$7.89	—	$7.89	—
Net Proceeds per Share to Issuer	—	$7.50	—	$7.50	—
Increases in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.50	(5.00)%	$9.50	(5.00)%
Dilution/Accretion to Stockholder
Shares Held by Stockholder	10,000	11,250	12.50%	13,750	37.50%
Percentage Held by Stockholder	1.0%	0.90%	(10.00)%	1.10%	10.00%
Total Asset Values
Total NAV Held by Stockholder	$100,000	$106,875	6.88%	$130,625	30.63%
Total Investment by Stockholder (Assumed to be $10.00 per Share on Shares Held prior to Sale)	$100,000	$109,863	—	$129,588	—
Total (Dilution)/Accretion to Stockholder (Total NAV Less Total Investment)	—	(2,988)	—	$1,038	—
Per Share Amounts
NAV Per Share Held by Stockholder	$10.00	$9.50	(5.00)%	$9.50	(5.00)%
Investment per Share Held by Stockholder (Assumed to be $10.00 per Share on Shares Held prior to Sale)	$10.00	$9.77	(2.34)%	$9.42	(5.75)%
(Dilution)/Accretion per Share Held by Stockholder (NAV per Share Less Investment per Share)	—	$(0.27)	—	$0.08	—
Percentage (Dilution)/Accretion to Stockholder ((Dilution)/Accretion per Share Divided by Investment per Share)	—	—	(2.72)%	—	0.80%

Impact on New Investors

Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share (due to selling compensation and expenses paid by us) will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same 5%, 10% and 25% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1.00%) of the shares in the offering as the stockholder in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public	—	$10.00	—	$9.47	—	$7.89	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$7.50	—
Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	(5.00)%
Dilution to Stockholder
Shares Held by Stockholder	—	500	—	1,000	—	2,500	—
Percentage Held by Stockholder	0.0%	0.05%	—	0.09%	—	0.20%	—
Total Asset Values
Total NAV Held by Stockholder	—	$4,990	—	$9,910	—	$23,750	—
Total Investment by Stockholder	—	$5,000	—	$9,470	—	$19,725	—
Total (Dilution)/ Accretion to Stockholder (Total NAV Less Total Investment)	—	$(10)	—	$440	—	$4,025	—
Per Share Amounts
NAV Per Share Held by Stockholder	—	$9.98	—	$9.91	—	$9.50	—
Investment per Share Held by Stockholder	—	$10.00	—	$9.47	—	$7.89	—
(Dilution)/Accretion per Share Held by Stockholder (NAV per Share Less Investment per Share)	—	$(0.02)	—	$0.44	—	$1.61	—
Percentage (Dilution)/Accretion to Stockholder ((Dilution)/Accretion per Share Divided by Investment per Share)	—	—	(0.20)%	—	4.65%	—	20.41%

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of each December 31 since 2007, unless otherwise noted. The information as of each December since 2007 has been derived from our consolidated financial statements which have been audited by Deloitte & Touche LLP. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year(1)	Total Amount Outstanding(2)	Asset Coverage per Unit(3)	Involuntary Liquidating Preference Per Unit(4)	Average Market Value Per Unit(5)
Credit Facility
Fiscal 2016 (as of December 31, 2016)	$190,000	$2,754	$—	N/A
Fiscal 2015 (as of December 31, 2015)	$60,000	$3,023	$—	N/A
Fiscal 2014 (as of December 31, 2014)	$144,000	$2,713	$—	N/A
Fiscal 2013 (as of December 31, 2013)	$179,000	$2,460	$—	N/A
Fiscal 2012 (as of December 31, 2012)	$171,850	$2,952	$—	N/A
Fiscal 2011 (as of December 31, 2011)	$168,000	$3,009	$—	N/A
Fiscal 2010 (as of December 31, 2010)	$170,000	$4,929	$—	N/A
Fiscal 2009 (as of December 31, 2009)	$296,000	$2,817	$—	N/A
Fiscal 2008 (as of December 31, 2008)	$426,000	$2,195	$—	N/A
Fiscal 2007 (as of December 31, 2007)	$381,300	$2,910	$—	N/A

Senior Secured Notes
Fiscal 2016 (as of December 31, 2016)	$17,000	$2,754	$—	N/A
Fiscal 2015 (as of December 31, 2015)	$175,000	$3,023	$—	N/A
Fiscal 2014 (as of December 31, 2014)	$175,000	$2,713	$—	N/A
Fiscal 2013 (as of December 31, 2013)	$175,000	$2,460	$—	N/A
Fiscal 2012 (as of December 31, 2012)	$175,000	$2,952	$—	N/A
Fiscal 2011 (as of December 31, 2011)	$175,000	$3,009	$—	N/A

Convertible Notes
Fiscal 2016 (as of December 31, 2016)	$115,000	$2,754	$—	N/A
Fiscal 2015 (as of December 31, 2015)	$115,000	$3,023	$—	N/A
Fiscal 2014 (as of December 31, 2014)	$115,000	$2,713	$—	N/A
Fiscal 2013 (as of December 31, 2013)	$115,000	$2,460	$—	N/A

Term Loan
Fiscal 2016 (as of December 31, 2016)	$15,000	$2,754	$—	N/A
Fiscal 2015 (as of December 31, 2015)	$15,000	$3,023	$—	N/A
Fiscal 2014 (as of December 31, 2014)	$15,000	$2,713	$—	N/A
Fiscal 2013 (as of December 31, 2013)	$10,000	$2,460	$—	N/A

(1)

On February 19, 2016, the Company entered into an Amended and Restated Senior Secured Revolving Credit Facility (the “Credit Facility”) which has an initial aggregate principal amount of up to $440 million and a stated maturity date of February 19, 2021. The interest rate applicable to Eurocurrency borrowings thereunder is generally LIBOR plus an applicable margin of either 1.75% or 2.00% based on a pricing grid using the borrowing base as a percentage of the combined debt amount. The interest rate applicable to ABR borrowings thereunder is generally the prime rate in effect plus an applicable margin of either 0.75% or 1.00% based on a pricing grid using the borrowing base as a percentage of the combined debt amount. The Credit Facility’s commitment may increase in size, under certain circumstances, up to a total of $750 million. The Credit Facility contains customary affirmative and negative covenants, including the maintenance of a minimum stockholders’ equity, the maintenance of a ratio of not less than 200% of total assets (less total liabilities other than indebtedness) to total indebtedness, and restrictions on certain payments and issuance of debt. In addition, borrowings under the Credit Facility (and the incurrence of certain other permitted debt) are subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Company’s portfolio. At December 31, 2016, we were in compliance with all financial and operational covenants required by the Credit Facility. We had approximately $190 million of indebtedness under the Credit Facility outstanding at December 31, 2016.

On January 19, 2016, $158 million in aggregate principal amount of five year, senior secured notes with a fixed interest rate of 6.50% matured.

On March 27, 2014, the Company entered into an Amended and Restated Senior Secured Term Loan Credit Agreement (the “Term Loan”) which has a principal amount of $15,000,000. The Term Loan has a stated maturity date of March 27, 2019. The interest rate applicable to borrowings thereunder is generally LIBOR plus an applicable margin of 3.25%.

On February 19, 2013, we closed a private offering of $100,000,000 in aggregate principal amount of 5.50% unsecured convertible senior notes due 2018 (the “Convertible Notes”). The initial purchasers of the Convertible Notes fully exercised their overallotment option and purchased an additional $15,000,000 in aggregate principal amount of the Convertible Notes. The closing of the overallotment option took place on March 4, 2013. With the exercise of the overallotment option, a total of $115,000,000 in aggregate principal amount of the Convertible Notes have been sold. The Convertible Notes are unsecured and bear interest at a rate of 5.50% per year, payable semi-annually in arrears. In certain circumstances and during certain periods, the Convertible Notes are convertible into cash, shares of our common stock or a combination of cash and shares of our common stock, at our election, at an initial conversion rate of 86.0585 shares of common stock per $1,000 principal amount of the Convertible Notes, which is equivalent to an initial conversion price of approximately $11.62 per share of our common stock, subject to defined anti-dilution adjustments. We do not have the right to redeem the Convertible Notes prior to maturity. The Convertible Notes mature on February 15, 2018, unless repurchased or converted in accordance with their terms prior to such date.

On January 18, 2011, we closed a private placement issuance of $17 million in aggregate principal amount of seven-year senior secured notes with a fixed interest rate of 6.60% and a maturity date of January 18, 2018.

(2)	Total amount of each class of senior securities outstanding at the end of the period presented (in 000’s).
(3)	The asset coverage ratio for senior securities representing indebtedness is calculated as our consolidated total assets, less all consolidated liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.
(4)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(5)	Not applicable, as senior securities are not registered for public trading.

PRICE RANGE OF COMMON STOCK

Our common stock has been quoted on The NASDAQ Global Select Market under the symbol “BKCC” since June 27, 2007. The following table lists the high and low closing bid price for our common stock, the closing bid price as a percentage of NAV, and quarterly dividends per share for the last two completed fiscal years. On May 5, 2017, the last reported closing price of our common stock was $7.62 per share.

	Closing Sales Price					Premium/ Discount of High Sales Price to NAV(2)	Premium/ Discount of Low Sales Price to NAV(2)	Distributions
	NAV(1)			High	Low
Year Ended December 31, 2015
First Quarter		$10.58		$9.35	$8.02	(12)%	(24)%	$0.21
Second Quarter		$10.56		$9.76	$9.07	(8)%	(14)%	$0.21
Third Quarter		$10.66		$9.51	$8.35	(11)%	(22)%	$0.21
Fourth Quarter		$10.17		$10.15	$8.91	0%	(12)%	$0.21
Year Ended December 31, 2016
First Quarter		$9.46		$9.54	$8.43	1%	(11)%	$0.21
Second Quarter		$9.13		$9.56	$7.36	5%	(19)%	$0.21
Third Quarter		$8.38		$8.83	$7.83	5%	(7)%	$0.21
Fourth Quarter		$8.21		$8.24	$6.78	0%	(17)%	$0.21
Year Ended December 31, 2017
First Quarter		$8.22		$7.88	$7.19	(4)%	(13)%	$0.18
Second Quarter (up to May 5, 2017)	$		*	$7.62	$7.21	*%	*%	$0.18

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each relevant quarter.
(2)	The High/Low Closing Sales Price is calculated as of the close of trading on the NASDAQ on a given day in the applicable quarter and the premium/discount of the High/Low Sales Price to NAV is calculated as a percentage of NAV.
*	Net asset value has not been calculated for this period.

RATIO OF EARNINGS TO FIXED CHARGES

For the years ended December 31, 2016, 2015, 2014, 2013 and 2012, our ratios of earnings to fixed charges, computed as set forth below, were as follows:

	Year Ended December 31,
	2016	2015	2014	2013	2012
Earnings to Fixed Charges(1)	(2)	2.6	6.6	5.1	3.6

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase (decrease) in net assets resulting from operations plus fixed charges. Fixed charges include interest and credit facility fees, inclusive of amortization of debt issuance costs.

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period. Excluding the net unrealized gains or losses, the earnings to fixed charges ratio would be 9.1 and 7.0 for the years ended December 31, 2015 and 2014, respectively. Excluding the net unrealized gains or losses, the earnings to fixed charges ratio for the years ended December 31, 2016, 2013 and 2012 was less than one-to-one. The Company would have needed to generate additional earnings of $30,544, $16,725, and $15,457 (in thousands) to achieve a coverage of one-to-one in 2016, 2013 and 2012, respectively. Excluding the net realized and unrealized gains or losses, the earnings to fixed charges ratio would be 4.2, 4.1, 3.0, 3.1, 4.3 for the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(2)	Due to the Company’s loss for the year ended December 31, 2016, the ratio coverage was less than one-to-one. The Company would have needed to generate additional earnings of $84,292 (in thousands) to achieve a coverage of one-to-one for the year ended December 31, 2016.

THE COMPANY

General

BlackRock Capital Investment Corporation (“BlackRock Capital,” the “Company” or the “Registrant,” which may also be referred to as “we,” “us” or “our”) provides middle-market companies with flexible financing solutions, including senior and junior secured, unsecured and subordinated debt securities and loans, and equity securities. Our strategy is to provide capital to meet our clients’ current and future needs across this spectrum, creating long-term partnerships with growing middle-market companies.

We were incorporated on April 13, 2005, commenced operations with private funding on July 25, 2005, and completed our initial public offering on July 2, 2007. We are an externally-managed, non-diversified closed-end management investment company. We have elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, which we refer to as the 1940 Act. In addition, for tax purposes we intend to continue to qualify as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, which we refer to as the Code. As a BDC, we are required to comply with certain regulatory requirements. See “Regulation” for discussion of BDC regulation and other regulatory considerations.

Our investment objective is to generate both current income and capital appreciation through our debt and equity investments. We invest primarily in middle-market companies and target investments throughout the capital structure that we believe provide an attractive risk-adjusted return. The term “middle-market” refers to companies with annual revenues typically between $50 million and $1 billion. Our targeted investment typically ranges between $10 million and $50 million, although the investment sizes may be more or less than the targeted range and the size of our investments may grow with our capital availability. We generally seek to invest in companies that operate in a broad variety of industries and that generate positive cash flows.

Although most of our investments are in senior and junior secured, unsecured and subordinated loans to U.S. private and certain public middle-market companies, we invest throughout the capital structure, which may include common and preferred equity, options and warrants, credit derivatives, high-yield bonds, distressed debt and other structured securities. We may from time to time invest up to 30% of our assets opportunistically in other types of investments, including securities of other public companies and foreign securities.

The senior and junior secured loans in which we invest generally have stated terms of three to ten years and the subordinated debt investments we make generally have stated terms of up to ten years, but the expected average life of such senior and junior secured loans and subordinated debt is generally between three and seven years. However, we may invest in securities of any maturity or duration. The debt that we invest in typically is not initially rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service, lower than “BBB-” by Fitch Ratings or lower than “BBB-” by Standard & Poor’s). We may invest in debt of any rating, as well as debt that has not been rated by any nationally recognized statistical rating organization.

Our Advisor

Our investment activities are carried out by BlackRock Advisors, LLC’s (the “Advisor’s” or “BlackRock Advisors’”) internal business unit, US Private Capital Group, which is led by Michael J. Zugay, Chief Executive Officer of the Company and Chairman of US Private Capital Group’s Investment Committee (the “Investment Committee”). The Investment Committee is also comprised of Jason A. Mehring, Vice Chairman of the Investment Committee, and certain senior investment personnel of US Private Capital Group. The investment professionals of the Advisor’s US Private Capital Group, including members of the Investment Committee, have extensive experience in investing across market cycles in various types of private credit and private equity transactions. The team’s experience provides us with a competitive advantage in sourcing, investing in, and managing a portfolio of investments in middle market companies. The team also possesses a broad range of transaction, financial, managerial and investment skills that are used in the Advisor’s management activities.

Previously, our investment activities were led by Steven F. Sterling, former CEO and Chairman of the Board and Head of the Advisor’s US Private Capital Group through December 31, 2016, and Michael J. Zugay, prior Head of Investments for the Advisor’s US Private Capital Group through December 31, 2016, with guidance from the Investment Committee.

The Advisor is a wholly owned indirect subsidiary of BlackRock, Inc. (together with certain of its affiliates, collectively “BlackRock”). BlackRock is the largest asset manager globally with $5.4 trillion under management, as of March 31, 2017.

Administration

The Company has entered into an administration agreement with BlackRock Financial Management, Inc. (the “Administrator”), a subsidiary of BlackRock, under which the Administrator provides certain administrative services to us. For providing these services, facilities and personnel, we reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of certain of our officers and their respective staffs. For the years ended December 31, 2016, 2015 and 2014, we incurred $1,333,440 $1,614,561 and $1,955,460, respectively, for administrative services expenses payable to the Administrator under the administration agreement.

Market opportunity

We believe that current market conditions present opportunities for investment in middle-market companies with attractive risk-adjusted returns for several reasons, including:

Middle-market companies have faced increasing difficulty in accessing the capital markets. While many middle-market companies were able to raise funds by raising debt in the capital markets in the past, we believe this approach to financing has become more difficult, as transactions have increased in size to address investors’ demands for greater liquidity in securities such as high yield bonds. In addition, we believe that many senior lenders have, in recent years, de-emphasized their service and product offerings to middle-market businesses in favor of lending to large corporate clients and managing large, liquid capital markets transactions.

There is a large pool of uninvested private equity capital likely to seek additional capital to support private investments. We believe there is a large pool of uninvested private equity capital available to middle-market companies. We expect that private equity firms will be active investors in middle-market companies and that these private equity firms will seek to supplement their equity investments with senior secured and junior loans and equity co-investments from other sources, such as us.

Middle-market companies are increasingly seeking private sources for debt and equity capital. We believe that many middle-market companies prefer to execute transactions with private capital providers such as us, rather than execute high-yield bond or equity transactions in the public markets, which may necessitate increased financial and regulatory compliance and reporting obligations.

Consolidation among commercial banks has reduced the focus on middle-market business. We believe that many senior lenders have de-emphasized their service and product offerings to middle-market companies in favor of lending to large corporate clients, managing capital markets transactions and providing other non-credit services to their customers.

Competitive advantages

We believe we possess the following competitive advantages over other capital providers to middle-market companies:

Demonstrated ability to deploy capital consistent with our investment policies. Since our inception, we have invested in excess of $4.3 billion across 180 portfolio companies through December 31, 2016. We have a portfolio yield at fair value of approximately 11.7% at December 31, 2016. During 2016, we invested approximately $325.4 million of gross assets.

Proven transaction sourcing strategy. Since the inception of operations, we have sourced and reviewed more than 3,700 potential investments and have a proven process through which we have invested in excess of $4.3 billion through December 31, 2016. The Advisor identifies potential investments through its dynamic transaction origination efforts. The origination efforts include calling on financial institutions such as investment banks, commercial banks, specialty finance companies and private equity firms; as well as on advisory firms, trade associations and the owners and managers of middle-market companies with whom the investment professionals and investment committee members have relationships. We expect that our ability to leverage these relationships will continue to result in the referral of investment opportunities to us and provide us with a competitive advantage.

Highly experienced investment team. Our investment activities are carried out by BlackRock Advisors’ internal business unit, US Private Capital Group, which is led by Michael J. Zugay, Chief Executive Officer of the Company and Chairman of the Investment Committee. The Investment Committee is also comprised of Jason A. Mehring, Vice Chairman of the Investment Committee, and certain senior investment personnel of US Private Capital Group. The investment professionals of the Advisor’s US Private Capital Group, including members of the Investment Committee, have extensive experience in investing across market cycles in various types of private credit and private equity transactions. The team’s experience provides us with a competitive advantage in sourcing, investing in, and managing a portfolio of investments in middle market companies. The team also possesses a broad range of transaction, financial, managerial and investment skills that are used in the Advisor’s management activities. Previously, our investment activities were led by Steven F. Sterling, former CEO and Chairman of the Board and Head of the Advisor’s US Private Capital Group through December 31, 2016, and Michael J. Zugay, prior Head of Investments for the Advisor’s US Private Capital Group through December 31, 2016, with guidance from the Investment Committee.

Our executive officers and directors and the employees of the Advisor and certain of its affiliates, as well as members of US Private Capital’s investment committee, serve or may serve as investment advisors, officers, directors or principals of entities or investment funds that operate in the same or a related line of business as we do and/or investment funds managed by our affiliates. We note that any affiliated investment vehicle currently formed or formed in the future and managed or to be managed in the future by the Advisor or its affiliates may have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, the Advisor or its affiliates may face conflicts in allocating investment opportunities between us and such other entities. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by the Advisor or its affiliates. However, the Advisor and its affiliates will endeavor to allocate investment opportunities in a fair and equitable manner and consistent with applicable allocation procedures. In any such case, if the Advisor forms other affiliates in the future, we may co-invest on a concurrent basis with such other affiliates, subject to compliance with applicable regulations and regulatory guidance, as well as applicable allocation procedures. In certain circumstances, negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. A subsidiary of BlackRock provides certain administrative services to us as of and for the year ended December 31, 2016.

Disciplined investment process with focus on preservation of capital. In making investment decisions, the Advisor employs a disciplined and selective review process that focuses on, among other things, a thorough analysis of the underlying issuer’s business and the performance drivers of that business, as well as an assessment of the legal and economic features of each particular investment.

Cost-effective and high quality infrastructure. We benefit from the existing infrastructure and administrative capabilities of BlackRock Financial Management, Inc. (the “Administrator”). For providing these services, facilities and personnel, we reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement.

Leverage

On February 19, 2016, the Company entered into an Amended and Restated Senior Secured Revolving Credit Facility (the “Credit Facility”), which has an initial aggregate principal amount of up to $440,000,000, a stated commitment termination date of February 19, 2020, and a stated maturity date of February 19, 2021. The interest rate applicable to Eurocurrency borrowings thereunder is generally LIBOR plus an applicable margin of either 1.75% or 2.00% based on a pricing grid using the borrowing base as a multiple of the combined debt amount. The interest rate applicable to ABR borrowings thereunder is generally the prime rate in effect plus an applicable margin of either 0.75% or 1.00% based on a pricing grid using the borrowing base as a multiple of the combined debt amount. The Credit Facility’s commitment may increase in size, under certain circumstances, up to a total of $750,000,000. From the commitment termination date to the stated maturity date, the Company is required to repay outstanding principal amounts under the Credit Facility on a monthly basis in an amount equal to 1/12th of the outstanding amount at the commitment termination date.

On February 19, 2016, the Company entered into an Amended and Restated Senior Secured Term Loan Credit Agreement (the “Term Loan”), which has a principal amount of $15,000,000. The Term Loan has a stated maturity date of March 27, 2019. The interest rate applicable to borrowings thereunder is generally LIBOR plus an applicable margin of 3.25%.

On February 19, 2013, the Company closed a private offering of $100,000,000 in aggregate principal amount of 5.50% unsecured convertible senior notes due 2018 (the “Convertible Notes”). The initial purchasers of the Convertible Notes fully exercised their overallotment option and purchased an additional $15,000,000 in aggregate principal amount of the Convertible Notes. The closing of the overallotment option took place on March 4, 2013. With the exercise of the overallotment option, a total of $115,000,000 in aggregate principal amount of the Convertible Notes was sold. Net proceeds to the Company from the offering, including the exercise of the overallotment option, were approximately $111,300,000. The Convertible Notes were only offered to qualified institutional buyers as defined in the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Rule 144A under the Securities Act.

The Convertible Notes are unsecured and bear interest at a rate of 5.50% per year, payable semi-annually in arrears. In certain circumstances and during certain periods, the Convertible Notes are convertible into cash, shares of the Company’s common stock or a combination of cash and shares of common stock, at the Company’s election, at an initial conversion rate of 86.0585 shares of common stock per $1,000 principal amount of the Convertible Notes, which is equivalent to an initial conversion price of approximately $11.62 per share of the Company’s common stock, subject to defined anti-dilution adjustments. The Company does not have the right to redeem the Convertible Notes prior to maturity. The Convertible Notes mature on February 15, 2018, unless repurchased or converted in accordance with their terms prior to such date.

On January 18, 2011, the Company closed a private placement issuance of $158,000,000 in aggregate principal amount of five-year, senior secured notes with a fixed interest rate of 6.50% and a maturity date of January 18, 2016 and $17,000,000 in aggregate principal amount of seven-year, senior secured notes with a fixed interest rate of 6.60% and a maturity date of January 18, 2018 (collectively, the “Senior Secured Notes”). The $158,000,000 five-year, senior secured notes matured on January 18, 2016 and were refinanced under the Company’s Credit Facility. The Senior Secured Notes were sold to certain institutional accredited investors pursuant to an exemption from registration under the Securities Act of 1933, as amended. On April 17, 2017, the Company redeemed $17,000,000 aggregate principal amount of 6.60% senior secured notes due 2018, using proceeds from the senior secured revolving credit facility. The notes were prepaid at 100% of the principal amount, plus accrued and unpaid interest through the prepayment date, as well as an approximate $0.7 million make-whole premium.

Investment selection criteria

The Advisor chooses investments and constructs our portfolio based on the investment experience of its professionals and a detailed investment analysis for each investment opportunity. In analyzing each prospective portfolio company, the Advisor has identified several criteria it believes are important in identifying and investing in prospective portfolio companies. These criteria provide general guidelines for the Advisor’s investment decisions on our behalf, although each prospective portfolio company may fail to meet one or more of these criteria. Generally, the Advisor seeks to utilize its access to information generated by its investment professionals to identify prospective investments and to structure investments quickly and effectively.

Furthermore, the Advisor seeks to identify those companies exhibiting superior fundamental risk-reward profiles and strong defensible business franchises while focusing on the relative value of the security in the company’s capital structure.

Value Orientation/Positive Cash Flow. The Advisor’s investment philosophy places a premium on fundamental analysis from an investor’s perspective and has a distinct value orientation. The Advisor focuses on companies in which it can invest at relatively low multiples of operating cash flow and that are profitable at the time of investment on an operating cash flow basis. Typically, the Advisor does not invest in start-up companies or companies having speculative business plans.

Experienced Management. The Advisor generally requires that portfolio companies have an experienced management team. The Advisor also generally requires portfolio companies to have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, which may include having significant equity interests.

Strong Competitive Position in Industry. The Advisor seeks to invest in companies that have strong market positions within their respective markets or market niches and are well positioned to capitalize on growth opportunities. The Advisor seeks companies that demonstrate significant competitive advantages versus their competitors, which it believes should help to protect their market position and profitability.

Exit Strategy. The Advisor seeks to invest in companies that it believes will provide a steady stream of cash flow to repay loans and/or build equity value. With respect to loans and debt securities, the Advisor expects that such internally generated cash flow, leading to the payment of interest on, and the repayment of the principal of, our investments will be a key means by which we exit these investments over time. In addition, the Advisor also seeks to invest in companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through an initial public offering of common stock or another capital market transaction. With respect to our equity investments, the Advisor will look to exit such investments via repurchases by the portfolio company, public offerings and sales pursuant to merger and acquisition transactions.

Liquidation Value of Assets. The prospective liquidation value of the assets, if any, collateralizing loans in which we invest is an important factor in the Advisor’s credit analysis. The Advisor emphasizes both tangible assets, such as accounts receivable, inventory, equipment and real estate, and intangible assets, such as intellectual property, customer lists, networks and databases.

Investment selection process

The Company’s investment activities are managed by BlackRock Advisors. The Advisor is responsible for sourcing potential investments, conducting research on prospective investments, analyzing investment opportunities, structuring our investments, and monitoring our investments and portfolio companies on an ongoing basis. The Advisor is supported by a team of employees devoted to the Company, including investment professionals who have extensive experience in commercial lending, investment banking, accounting, corporate law and private equity investing.

If a prospective investment is deemed to warrant further review, an investment team is assigned to the investment and the junior members of the team prepare a screening memo for internal discussion. The purpose of the screening meeting is to determine if the prospective investment fits the fund mandate and should require incremental team resources to diligence and execute, as determined by vote of the Investment Committee. At this time, the other investment professionals have the opportunity to identify diligence items, ask questions and raise concerns.

The Advisor selectively narrows prospective investment opportunities through a process designed to identify the most attractive opportunities. If the Investment Committee and the Company’s senior management determine that an investment opportunity merits pursuit, the Advisor engages in an intensive due diligence process. This process involves extensive research into the target company, its management, its industry, its growth prospects and its ability to withstand adverse conditions.

In conducting their due diligence, the Advisor’s investment professionals use publicly available information as well as information from their extensive relationships with former and current management teams, consultants, competitors and investment bankers, among others. Though each transaction involves a somewhat different approach, the Advisor often undertakes the following due diligence steps. Initially, the investment team involved in the transaction may meet with management to get an insider’s view of the business and probe for potential weaknesses in business prospects. They may also visit headquarters and company operations, meeting top-and middle-level executives. Independently from the company, the investment team may check management’s backgrounds and references. With information provided by the company, the investment team performs a detailed review of historical financial performance and the quality of earnings. To assess both business prospects and standard practices, they may contact customers and vendors and conduct a competitive analysis, comparing the company to its main competitors on an operating, financial, market share and valuation basis. The investment team also researches the industry for historic growth trends and future prospects utilizing BlackRock’s industry analysts, third party research, industry association literature and general news. Furthermore, they assess asset value and the ability of physical infrastructure and information systems to handle anticipated growth and investigate any legal risks and the viability of current financial and accounting systems. Attorneys and independent accountants as well as outside advisors, as appropriate, may conduct additional due diligence on behalf of the Advisor.

After the Advisor has identified an investment opportunity, received approval at the screening meeting, and completed due diligence, the investment team involved in the transaction prepares a written investment analysis in the form of an investment committee memo, and presents their findings to all of the investment professionals including Messrs. Zugay and Mehring, at an Investment Committee meeting. At that time, the Investment Committee, which consists of the senior investment professionals, cast a vote for or against moving forward with the potential investment.

Investment structure

Once the Advisor determines that a prospective portfolio company is a suitable investment, it works with the management of that company, any intermediaries and other capital providers, including senior and junior debt security investors and equity capital providers, to structure an investment.

We invest in portfolio companies primarily in the form of senior and junior secured loans and unsecured and subordinated loans. The senior and junior secured loans generally have terms of three to ten years. We obtain security interests in the assets of our portfolio companies that serve as collateral in support of the repayment of the senior and junior secured loans. The collateral may take the form of first or second priority liens on the assets of a portfolio company.

The Advisor structures unsecured and subordinated debt securities and loans to have relatively high floating or fixed interest rates that provide us with current investment income. These debt securities and loans generally have terms of up to ten years. Such unsecured and subordinated debt securities and loans may have interest-only payments in the early years, with amortization of principal deferred to the later years of the loan. Also, some of these loans will be collateralized by a subordinate lien on some or all of the assets of the company.

In some cases, our debt investments may provide for a portion of the interest payable to be payment-in-kind (“PIK”) interest. To the extent interest is PIK, it is payable through the increase of the principal amount of the loan by the amount of the interest due on the then-outstanding principal amount of the loan. We are required to recognize PIK interest, a non-cash source of income, as taxable income, increasing the amounts we are required to distribute to stockholders to qualify for the federal income tax benefits applicable to RICs.

In the case of the senior secured and junior loans, the Advisor tailors the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that aims to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a senior position in the capital structure of our portfolio companies, the Advisor seeks to limit the downside potential of our investments. The Advisor may accomplish this through requiring a total return on our investment (including both interest and potential equity appreciation) that compensates us for credit risk or through incorporating call protection into the investment structure. The Advisor may also negotiate covenants in connection with our investments that protect the preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

In general, our debt investments include financial covenants and terms that require the portfolio company to reduce leverage over time, thereby enhancing its credit quality. These methods may include, among others: maintenance leverage covenants requiring a decreasing ratio of debt to cash flow; maintenance cash flow covenants requiring an increasing ratio of cash flow to interest expense and possibly other cash expenses such as capital expenditures, cash taxes and mandatory principal payments; and debt incurrence prohibitions, limiting a company’s ability to re-lever its balance sheet. In addition, limitations on asset sales and capital expenditures prevent a company from changing the nature of its business or capitalization without our consent.

Structurally, subordinated loans usually rank junior in priority of payment to senior debt, such as senior bank debt, and are often unsecured. As such, other creditors may rank senior to us in the event of insolvency. However, subordinated loans rank senior to common and preferred equity in a borrower’s capital structure. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, subordinated loans generally earn higher interest yields than senior secured loans. We believe that subordinated loans offer an attractive alternative investment opportunity. In many cases investors in subordinated loans receive opportunities to invest directly in the equity securities of borrowers, and from time to time also may receive warrants to purchase equity securities.

Our debt investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Warrants we receive with our debt may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We generally seek to structure the warrants to provide provisions protecting our rights as a minority-interest holder, and we generally seek to structure puts or rights to sell such securities back to the company upon the occurrence of specified events.

Our equity investments may consist of preferred equity that pays dividends on a current basis or preferred equity that does not pay current dividends. Preferred equity generally has a preference over common equity as to distributions on liquidations and dividends. In some cases, we may acquire common equity. Our equity investments frequently are not control-oriented investments, and in many cases, we acquire equity securities as part of a group of private equity investors in which we are not the lead investor. We may also receive equity through portfolio company restructurings. Our preferred and common equity investments typically are made in conjunction with loans to these companies.

Ongoing relationship with portfolio companies

The Advisor monitors our portfolio companies on an ongoing basis. The Advisor monitors the financial trends of each portfolio company to determine if it is meeting its business plans and to assess the appropriate course of action for each company. The Advisor has several methods of evaluating and monitoring the performance and fair values of our investments, which may include the following and other methods:

•	assessment of success of the portfolio company in adhering to its business plan and compliance with covenants;

•	periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

•	comparisons to other companies in the industry;

•	attendance at and participation in board meetings;

•	review of interim and annual financial statements and financial projections for portfolio companies; and

•	retention of third-party valuation firms to assist in determination of fair value.

Managerial assistance

As a BDC, we offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve, among other things, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance or exercising strategic or managerial influence over such companies. We may receive fees for these services. The Advisor will provide managerial assistance on our behalf to those portfolio companies that request this assistance. Employees of the Advisor have experience providing managerial assistance to private operating companies like our portfolio companies, and such assistance has tended to be related to board representation and to strategic and financing transactions. The Advisor generally will not receive any direct compensation from our portfolio companies for providing managerial assistance although it may do so from time to time.

Investment rating system

The Advisor generally employs a grading system for our entire portfolio. The Advisor grades all loans on a scale of 1 to 4. This system is intended to reflect the performance of the borrower’s business, the collateral coverage of the loans and other factors considered relevant. Generally, the Advisor assigns only one loan grade to each portfolio company for all loan investments in that portfolio company; however, the Advisor will assign multiple ratings for different investments in one portfolio company, when appropriate. The following is a description of the conditions associated with each investment rating:

Grade 1: Investments in portfolio companies whose performance is substantially within the Advisor’s expectations and whose risk factors are neutral to favorable to those at the time of the original investment.

Grade 2: Investments in portfolio companies whose performance is below the Advisor’s expectations and that require closer monitoring; however, no loss of investment return (interest and/or dividends) or principal is expected.

Grade 3: Investments in portfolio companies whose performance is below the Advisor’s expectations and for which risk has increased materially since origination. Some loss of investment return is expected, but no loss of principal is expected. Companies graded 3 generally will be out of compliance with debt covenants and will be unlikely to make debt repayments on their original schedule.

Grade 4: Investments in portfolio companies whose performance is materially below the Advisor’s expectations where business trends have deteriorated and risk factors have increased substantially since the original investment. Investments graded 4 are those for which some loss of principal is expected.

The Advisor monitors and, when appropriate, changes the investment ratings assigned to each investment in our portfolio. In connection with our valuation process, the Advisor and Board of Directors review these investment ratings on a quarterly basis. Our average investment rating was 1.35 at December 31, 2016 and 1.29 at December 31, 2015. The following is a distribution of the investment ratings of our portfolio companies at December 31, 2016 and 2015:

	December 31, 2016	December 31, 2015
Grade 1	$696,150,783	$865,640,641
Grade 2	133,487,483	195,557,688
Grade 3	88,655,801	41,737,298
Grade 4	5,005,487	13,610,937
Not Rated	7,823,936	450,000

Total investments	$931,123,490	$1,116,996,564

The investment rating process begins with each portfolio company or investment being initially evaluated by the investment team, led by a senior investment professional that is responsible for the portfolio company relationship. This evaluation generally is completed no less frequently than quarterly. At the Advisor’s weekly investment professionals’ meeting, the transaction team presents an update on the activities of any company rated below Grade 1. Each quarter, all investment professionals attend a separate investment rating meeting. At these quarterly meetings, the investment team responsible for each portfolio investment reviews each portfolio company and suggests a rating for each investment for discussion among the investment professionals. At the conclusion of discussion, and subject to the approval of the Company’s CEO, the Company’s Chief Financial Officer compiles the internal investment ratings quarterly for review by the Board of Directors.

Competition

A number of entities compete with us to make the types of investments that we make. We compete with other BDCs, public and private funds, commercial and investment banks, collateralized loan obligation (“CLO”) funds, commercial financing companies, insurance companies, high yield investors and, to the extent they provide an alternative form of financing, private equity funds. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas they have not traditionally invested in, including investments in middle-market companies. As a result of these new entrants, competition for investment opportunities at middle-market companies has intensified. Many of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or the restrictions that the Code imposes on us as a RIC.

Staffing

Services necessary for our business are provided by individuals who are employees of the Advisor or the Administrator and its affiliates, pursuant to the terms of the Management Agreement and the Administration Agreement. Each of our executive officers is an employee of the Advisor or the Administrator and its affiliates. Our day-to-day investment operations are managed by the Advisor. There are currently 15 investment professionals who focus on origination and transaction development and monitoring of our investments. We reimburse the Advisor for costs and expenses incurred by the Advisor for office space rental, office equipment and utilities allocable to the Advisor under the Management Agreement, as well as any costs and expenses incurred by the Advisor relating to any non-investment advisory, administrative or operating services provided by the Advisor to us. In addition, we reimburse the Administrator for our allocable portion of expenses it incurs in performing its obligations under the Administration Agreement, including rent as well as our allocable portion of any costs and expenses incurred by the Administrator relating to any non-investment advisory, administrative or operating services provided by the Administrator to us.

Properties

We do not own any real estate or other physical properties materially important to our operation. Our administrative and principal executive offices are located at 40 East 52nd Street, New York, NY 10022. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

From time to time, we and the Advisor may be a party to certain legal proceedings incidental to the normal course of our business, including the enforcement of our rights under contracts with our portfolio companies. While we cannot predict the outcome of these legal proceedings with certainty, we do not expect that these proceedings will have a material effect on our consolidated financial statements.

As previously disclosed, we were named as a defendant, together with 52nd Street Capital Advisors LLC (“52nd Street”), our former investment adviser, and certain other defendants, in two wrongful death and personal injury actions that were filed by the families of the three decedents and certain injured persons (the “Plaintiffs”) on June 22, 2012 and August 23, 2012, in the Circuit Court of Hancock County in West Virginia (the “Litigation”). The cases, which were consolidated, involved three deaths and personal injuries to other employees that occurred on December 9, 2010 at the facilities of one of our portfolio companies.

We and 52nd Street settled the Litigation effective November 28, 2016 for $17,500,000 in exchange for the release and dismissal of all of Plaintiffs’ claims against us and 52nd Street.

Portfolio composition

We have built an investment portfolio that includes primarily senior and junior secured, senior and junior unsecured and subordinated loans to U.S. private middle-market companies. We invest a range of $10 million to $50 million of capital, on average, per transaction, although the investment sizes may be more or less and are expected to grow with our capital availability. Although most of our investments are in senior and junior secured, senior and junior unsecured and subordinated loans to U.S. private and certain public middle-market companies, we invest throughout the capital structure of these companies, which may include investing in common and preferred equity, options and warrants, credit derivatives, high-yield bonds, distressed debt and other structured securities. We generally seek to invest in companies that operate in a broad variety of industries and that generate positive cash flows. While our focus is to generate current income through these investments, we also seek capital appreciation.

We generally are not permitted to invest in any private company in which any of our affiliates holds an existing investment, except to the extent permitted by the 1940 Act. We may, however, co-invest on a concurrent basis with our affiliates, subject to compliance with applicable regulations and regulatory guidance, as well as applicable allocation procedures. We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds.

At December 31, 2016, our portfolio of 38 portfolio companies was invested 59% in senior secured loans, 17% in unsecured or subordinated debt securities, 17% in equity investments and 7% in senior secured notes.

Industry Composition

The industry composition of our portfolio, at fair market value, at December 31, 2016 and 2015 was as follows:

	December 31,
Industry	2016	2015
Finance	21.1%	10.3%
Chemicals, Plastics, & Rubber	12.3	10.9
Services: Business	11.4	10.7
Consumer Goods: Durable	7.4	12.3
Healthcare & Pharmaceuticals	6.9	12.8
Environmental Industries	6.0	5.5
Insurance	5.1	3.2
Retail	4.8	6.1
Aerospace & Defense	4.7	3.6
Energy: Oil & Gas	4.7	9.0
Media: Advertising, Printing & Publishing	3.5	3.2
Services: Consumer	3.4	2.8
Construction & Building	3.0	2.5
Metals & Mining	2.8	2.2
Containers, Packaging, & Glass	2.1	0.4
Capital Equipment	0.5	1.1
High Tech Industries	0.3	0.3
Automotive	0.0	3.1

Total	100.0%	100.0%

The geographic composition of the portfolio at fair value at December 31, 2016 was United States 94.4%, Bermuda 3.8%, Canada 1.5% and the Cayman Islands 0.3%, and at December 31, 2015 was United States 93.6%, Bermuda 3.7%, Canada 1.7% and the Cayman Islands 1.0%. The geographic composition is determined by several factors including the location of the corporate headquarters of the portfolio company.

PORTFOLIO COMPANIES

The following is a listing of each portfolio company or its affiliate, together referred to as portfolio companies, in which we had an investment at December 31, 2016. Percentages shown for class of securities held by us represent percentage of the class owned at December 31, 2016 and do not necessarily represent voting ownership or economic ownership. Percentages shown for equity securities other than warrants or options represent the actual percentage of the class of security held at December 31, 2016 before dilution. Percentages shown for warrants and options held represent the percentage of class of security we may own on a fully diluted basis assuming we exercise our warrants or options. Our portfolio is actively managed and the information set forth in the table below is as of December 31, 2016 and does not reflect subsequent changes to the portfolio resulting from purchases, sales, redemptions, repayment or other actions we may have taken with respect to our portfolio securities.

We make available significant managerial assistance to our portfolio companies. We may receive rights to observe the meetings of our portfolio companies’ board of directors, and may have one or more voting seats on their boards.

For more information relating to our investments in portfolio companies, see our schedules of investments included in our consolidated financial statements appearing elsewhere in this prospectus.

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Percentage of Class Held	Fair Value at December 31, 2016
Senior Secured Notes
Advanced Lighting Technologies, Inc.	Capital Equipment	Senior Secured Notes, First Lien	—	$5,000,000
32000 Aurora Rd
Solon, OH 44139

AGY Holding Corp.	Chemicals, Plastics & Rubber	Senior Secured Notes, Second Lien	—	21,109,625
2556 Wagener Road
Aiken, SC 29801

Wink Holdco, Inc.	Insurance	Senior Secured Notes, Second Lien	—	37,500,000
939 Elkridge Landing Road, Suite 200
Linthicum, MD 21090

Total Senior Secured Notes				$63,609,625

Unsecured Debt

CB-HDT Holdings, Inc.	Aerospace & Defense	Unsecured Debt	—	$4,477,360
200 Clarendon Street, 54th Floor
Boston, MA 02116

Gordon Brothers Finance Company	Finance	Unsecured Debt	—	87,429,682
Prudential Tower
800 Boylston Street, 27th Floor
Boston, MA 02199

SVP Worldwide Ltd.	Consumer Goods: Durable	Unsecured Debt	—	35,410,890
1224 Heil Quaker Blvd.
La Vergne, TN 37086

Total Unsecured Debt				$127,317,932

Subordinated Debt
First Boston Construction Holdings, LLC	Finance	Subordinated Debt		$28,800,000
One Adams Place, 859 Willard St., Suite 501
Quincy, MA 02169

Total Subordinated Debt				$28,800,000

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Percentage of Class Held	Fair Value at December 31, 2016
Senior Secured Loans

Accriva Diagnostics, Inc.	Healthcare & Pharmaceuticals	Senior Secured Loans, First Lien	—	$18,900,000
6260 Sequence Drive
San Diego, CA 92121

AGY Holding Corp.	Chemicals, Plastics & Rubber	Senior Secured Loans, First Lien	—	24,021,390
2556 Wagener Road
Aiken, SC 29801

Bankruptcy Management Solutions, Inc. 5 Peters Canyon, Suite 200 Irvine, CA 92606	Services: Business	Senior Secured Loans, Term Loan A, First Lien	—	736,685

Bankruptcy Management Solutions, Inc.	Services: Business	Senior Secured Loans, Term Loan B, First Lien	—	11,271,747
5 Peters Canyon, Suite 200
Irvine, CA 92606

GSE Environmental, Inc.	Environmental Industries	Senior Secured Loans, First Lien	—	36,566,118
19103 Gundle Road
Houston, TX 77073

JLL Pioneer Inc.	Construction & Building	Senior Secured Loans, Second Lien	—	20,000,000
5000 Northpark Drive
Colorado Springs, CO 80918

K2 Pure Solutions Nocal, L.P.	Chemicals, Plastics & Rubber	Senior Secured Loans, First Lien	—	13,000,000
950 Loveridge Road
Pittsburgh, CA 94565

Liberty Tire Recycling Holdco, LLC	Environmental Industries	Senior Secured Loans, First Lien	—	19,700,000
1251 Waterfront Place, 4th Floor
Pittsburgh, PA 15222

Loar Group Inc.	Aerospace & Defense	Senior Secured Loans, Second Lien	—	15,000,000
450 Lexington Avenue, 31st Floor
New York, NY 10017

MBS Group Holdings Inc.	Services: Business	Senior Secured Loans, First Lien	—	40,000,000
101 Empty Saddle Trail
Hailey, ID 83333

Oxford Mining Company, LLC	Metals & Mining	Senior Secured Loans, First Lien	—	25,686,593
544 Chestnut Street
Coshocton, OH 43812

Paragon Films, Inc.	Containers, Packaging & Glass	Senior Secured Loans, Second Lien	—	20,000,000
3500 W. Tacoma
Broken Arrow, OK 74012

Pomeroy Group LLC	Services: Business	Senior Secured Loans, Second Lien	—	27,500,000
1020 Petersburg Road
Hebron, KY 41048

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Percentage of Class Held	Fair Value at December 31, 2016
Pre-Paid Legal Services, Inc.	Services: Consumer	Senior Secured Loans, Second Lien	—	$32,000,000
One Pre-Paid Way
Ada, OK 74820
Recorded Books Inc. 270 Skipjack Road Prince Frederick, MD 20678	Media: Advertising, Printing & Publishing	Senior Secured Loans, Second Lien	—	32,500,000

Red Apple Stores Inc.	Retail	Senior Secured Loans, Second Lien	—	14,291,000
6877 Goreway Drive, Suite 3
Mississauga, Ontario L4V1L9

Shoreline Energy LLC	Energy: Oil & Gas	Senior Secured Loans, Second Lien	—	—
16801 Greenspoint Park Drive Suite 380
Houston, TX 77060

SOURCEHOV, LLC	Services: Business	Senior Secured Loans, First Lien	—	4,065,468
2701 E. Grauwyler Road
Irving, TX 75061

SOURCEHOV, LLC	Services: Business	Senior Secured Loans, Second Lien	—	3,250,000
2701 E. Grauwyler Road
Irving, TX 75061

Sur La Table, Inc.	Retail	Senior Secured Loans, First Lien	—	30,000,000
5701 6th Avenue, Suite 466
Seattle, WA 98108

Tri-Anim Health Services, Inc. et al.	Healthcare & Pharmaceuticals	Senior Secured Loans, Second Lien	—	25,000,000
5000 Tuttle Crossing Blvd
Dublin, OH 43016

U.S. Anesthesia Partners, Inc.	Healthcare & Pharmaceuticals	Senior Secured Loans, Second Lien	—	20,000,000
450 East Las Olas Boulevard
Fort Lauderdale, FL 33301

U.S. Well Services, LLC	Energy: Oil & Gas	Senior Secured Loans, First Lien	—	43,572,855
770 South Post Oak Lane #405
Houston, TX 77056

Vertellus Holdings LLC	Chemicals, Plastics & Rubber	Senior Secured Loans, First Lien	—	22,461,298
201 N Illinois Suite 1800
Indianapolis, IN 46204

Vertellus Holdings LLC	Chemicals, Plastics & Rubber	Senior Secured Loans, Second Lien	—	15,109,890
201 N Illinois Suite 1800
Indianapolis, IN 46204

Water Pik, Inc.	Consumer Goods: Durable	Senior Secured Loans, Second Lien	—	33,882,271
1730 East Prospect Road
Fort Collins, CO 80525

Total Senior Secured Loans				$548,515,315

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Percentage of Class Held		Fair Value at December 31, 2016
Preferred Stock

Advantage Insurance Inc.	Insurance	Preferred Stock	9.9%		$8,130,000
American International Plaza, Suite 710 254 Munoz Rivera Avenue
San Juan, PR, 00918

CB-HDT Holdings, Inc.	Aerospace & Defense	Preferred Stock	33.7%		15,000,000
30500 Aurora Road, Suite 100
Solon, OH 44139

Gordon Brothers Finance Company	Finance	Preferred Stock	72.3%		20,497,135
Prudential Tower
800 Boylston Street, 27th Floor
Boston, MA 02199

KAGY Holding Company, Inc.	Chemicals, Plastics & Rubber	Preferred Stock	27.2%		6,422,056
(AGY Holding Corp.)
2556 Wagener Road
Aiken, SC 29801

Red Apple Stores Inc.	Retail	Preferred Stock	100.0%		—
6877 Goreway Drive, Suite 3
Mississauga, Ontario L4V1L9

USI Senior Holdings, Inc. (United Subcontractors)	Construction & Building	Preferred Stock	26.1%		7,823,936
5201 Eden Avenue, Suite 220 Edina, MN 55436

Total Preferred Stock					$57,873,127

Common Stock

Bankruptcy Management Solutions, Inc.	Services: Business	Common Stock	37.0%		19,586,856
5 Peters Canyon, Suite 200
Irvine, CA 92606

CB-HDT Holdings, Inc.	Aerospace & Defense	Common Stock	35.6%		7,447,230
30500 Aurora Road, Suite 100
Solon, OH 44139

Gordon Brothers Finance Company	Finance	Common Stock	80.0%		10,598,300
Prudential Tower
800 Boylston Street,27th Floor
Boston, MA 02199

KAGY Holding Company, Inc.
(AGY Holding Corp.)	Chemicals, Plastics & Rubber	Common Stock	27.3%		$—
2556 Wagener Road
Aiken, SC 29801

MBS Group Holdings Inc.	Services: Business	Common Stock	100.0	%(1)	—
101 Empty Saddle Trail
Hailey, ID 83333

Red Apple Stores Inc.	Retail	Common Stock	100.0%		—
6877 Goreway Drive, Suite 3
Mississauga, Ontario L4V1L9

Total Common Stock					$37,632,386

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Percentage of Class Held		Fair Value at December 31, 2016
Limited Partnership/Limited Liability Company Interests

BCIC Senior Loan Partners, LLC	Finance	Limited Liability Company Interests	85.0%		$41,675,575
40 East 52nd Street, 21st Floor
New York, NY 10022

ECI Cayman Holdings, LP	High Tech Industries	Limited Partnership Interests	2.4%		2,842,546
One City Place Drive, Suite 450
St. Louis, MO 63141

ETX Energy, LLC	Energy: Oil & Gas	Limited Liability Company Interests	5.1%		—
10441 S. Regal Boulevard, Suite 210
Tulsa, OK 74133

ETX Energy Management Company, LLC	Energy: Oil & Gas	Limited Liability Company Interests	5.4%		—
10441 S. Regal Boulevard, Suite 210
Tulsa, OK 74133

First Boston Construction Holdings, LLC	Finance	Limited Liability Company Interests	36.7%		7,544,001
One Adams Place, 859 Willard St., Suite 501
Quincy, MA 02169

Higginbotham Investment Holdings, LLC	Insurance	Limited Liability Company Interests	0.5%		1,418,348
500 W. 13th Street
Fort Worth, TX 76102

Loar Group LLC	Aerospace & Defense	Limited Liability Company Interests	1.1%		1,683,878
450 Lexington Avenue, 31st Floor
New York, NY 10017

Marsico Holdings, LLC	Finance	Limited Liability Company Interests	0.3%		5,487
1200 17th Street
Suite 1600
Denver, CO 80202

U.S. Well Services, LLC	Energy: Oil & Gas	Limited Liability Company Interests	23.1	%(2)	—
770 South Post Oak Lane #405
Houston, TX 77056

V Global Holdings LLC	Chemicals, Plastics & Rubber	Limited Liability Company Interests	12.1	%(3)	12,087,912
201 N Illinois Suite 1800
Indianapolis, IN 46204

Westward Dough Holdings, LLC	Beverage, Food & Tobacco	Limited Liability Company Interests, Class D	100.0	%(4)	—
2190 East Pebble Road Las Vegas, NV 89123

Total Limited Partnership/Limited Liability Company Interests					$67,257,747

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Percentage of Class Held	Fair Value at December 31, 2016
Equity Warrants/Options

Bankruptcy Management Solutions, Inc. 5 Peters Canyon, Suite 200 Irvine, CA 92606	Services: Business	Equity Warrants, Tranche A	43.8%	$117,358

Bankruptcy Management Solutions, Inc.	Services: Business	Equity Warrants, Tranche B	43.8%	—
5 Peters Canyon, Suite 200
Irvine, CA 92606
Bankruptcy Management Solutions, Inc.	Services: Business	Equity Warrants, Tranche C	43.8%	—
5 Peters Canyon, Suite 200
Irvine, CA 92606

Facet Investment, Inc.	Healthcare & Pharmaceuticals	Equity Warrants	1.8%	—
112 Town Park Drive
Kennesaw, GA 30114

Marsico Parent Superholdco, LLC	Finance	Equity Options	*	—
1200 17th Street
Suite 1600
Denver, CO 80202

Total Equity Warrants/Options				$117,358

*	Less than 0.1%
(1)	The Company is the sole stockholder of BCIC-MBS, LLC, a consolidated subsidiary, which is the beneficiary of more than 25% of the voting securities of MBS Group Holdings Inc. and thus a controlled investment.
(2)	The Company is the sole stockholder of BKC ASW Blocker, Inc., a consolidated subsidiary, which is the beneficiary of less than 5% of the voting securities of U.S. Well Services, LLC and thus a non-controlled, non-affiliated investment.
(3)	The Company is the sole stockholder of BKC ASW Blocker, Inc., a consolidated subsidiary, which is the beneficiary of more than 5% (but not more than 25%) of the voting securities of V Global Holdings LLC and thus a non-controlled, affiliated investment.
(4)	The Company is the sole stockholder of BKC ASW Blocker, Inc., a consolidated subsidiary, which is the beneficiary of less than 5% of the voting securities of Westward Dough Holdings, LLC and thus a non-controlled, non-affiliated investment.

Set forth below is a brief description of each portfolio company in which we have made an investment that represents greater than 5% of our total consolidated assets at December 31, 2016 or in which we own 5% or more of the portfolio company’s voting securities.

Advantage Insurance Inc.

Advantage Insurance Inc. is a Puerto Rico-based provider of specialty insurance, reinsurance and related services to business owners and high net worth individuals. The company was formed in 2012 to restructure a privately held insurance business located in the Cayman Islands and the United States.

AGY Holding Corp.

AGY Holding Corp. is a leading manufacturer of advanced glass fibers that are used as reinforcing materials in numerous diverse high-value applications, including aircraft laminates, ballistic armor, pressure vessels, roofing membranes, insect screening, architectural fabrics and specialty electronics. The company serves end-markets that require glass fibers for applications with demanding performance criteria, such as: the aerospace, defense, construction, electronics and industrial end-markets.

Bankruptcy Management Solutions, Inc.

Bankruptcy Management Solutions, Inc. is a national provider of Chapter 7 bankruptcy case management solutions for bankruptcy trustees. The company provides bankruptcy trustees and certain other fiduciary customers with mission critical proprietary software products, computer hardware and support services designed to assist trustees in the administration of bankruptcy cases.

BCIC Senior Loan Partners, LLC

BCIC Senior Loan Partners, LLC is a joint venture between BlackRock Capital Investment Corporation and Windward Investments LLC. The company was formed to make loans to and other investments in third-party portfolio companies.

CB-HDT Holdings, Inc.

CB-HDT Holdings, Inc. is a designer and manufacturer of soft-wall tactical shelters, heating and cooling units, mobile power generators and air filtration systems for military and commercial end markets.

ETX Energy, LLC & ETX Energy Management Company, LLC

ETX Energy, LLC is based in Tulsa, Oklahoma and owns, manages and operates upstream and midstream energy projects in Southeast Texas. ETX Energy, LLC is highly experienced in the application of advanced technologies such as horizontal drilling and multi-stage fracture stimulation to maximize the value of U.S. oil and natural gas reserves.

First Boston Construction Holdings, LLC

First Boston Construction Holdings, LLC originates and services private homebuilder loans in Massachusetts, Connecticut, Rhode Island and New York. The company is part of The Grossman Companies, a vertically integrated organization operating two primary business lines: commercial real estate investment, including brokerage and property management, and real estate private lending, which operates as First Boston Capital Partners.

Gordon Brothers Finance Company

Gordon Brothers Finance Company is a specialty-lending business that originates senior secured loans to stressed middle market companies primarily secured by tangible assets. The company utilizes Gordon Brothers Group services and personnel to assist in its efforts to originate, underwrite and manage loans.

MBS Group Holdings Inc.

MBS Group Holdings Inc. is the leading provider of software services to the radio broadcasting industry. The company provides an array of traffic and billing and corporate reporting systems critical to the efficient operations and management of a commercial radio station. In addition to its core traffic and billings software, the company offers a number of complementary products aimed at enhancing the operating performance of a radio station.

Red Apple Stores Inc.

Red Apple Stores Inc. is a general merchandise retailer servicing primarily rural communities in Canada with populations of less than 10,000, which are typically underserved from a retail perspective. Locations in these markets facilitate a high visit frequency and are more insulated from competition. The company currently operates 154 stores across Canada, with locations in every province except Quebec.

V Global Holdings LLC (f/k/a Vertellus Holdings LLC)

V Global Holdings LLC is a leading provider in the world of specialty chemicals for the agriculture, nutrition, pharmaceutical, fine chemicals, medical, personal care, plastics, coatings and many other industrial markets.

MANAGEMENT OF THE COMPANY

Directors and executive officers

Our business and affairs are managed under the direction of our Board of Directors. The Board of Directors currently consists of six members, five of whom are not “interested persons” of the Company or of the Advisor as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. No independent director owns beneficially or of record any security of the Advisor or any person (other than a RIC or portfolio company) directly or indirectly controlling, controlled by or under common control with the Advisor. Our Board of Directors elects our executive officers, who serve at the discretion of the Board of Directors. Each director holds office until his or her successor is elected and qualified or until his or her term as a director is terminated as provided in our bylaws. The address for each director and executive officer is c/o BlackRock Capital Investment Corporation, 40 East 52nd Street, New York, New York 10022.

The directors and executive officers of the Company are as follows:

Name and Year of Birth	Position	Director Since	Expiration of Term
Independent Directors:
John R. Baron (1957)	Director	2013	2020
Jerrold B. Harris (1942)	Director	2005	2020
Mark S. Lies (1960)	Director	2016	2019
William E. Mayer (1940)	Lead Independent Director	2005	2018
Maureen K. Usifer (1960)	Director	2005	2019

Interested Directors:
James E. Keenan(1) (1965)	Chairman of the Board	2017	2019

Executive Officers:
Michael J. Zugay	Chief Executive Officer	N/A	N/A
Donna M. Milia	Chief Financial Officer and Treasurer	N/A	N/A
Charles C.S. Park	Chief Compliance Officer	N/A	N/A

(1)	“Interested person” of BlackRock Capital Investment Corporation and of the Advisor within the meaning of the 1940 Act. Mr. Keenan is an interested person due to his position with the Advisor. Mr. Keenan was appointed as an interested Class III Director and as the Chairman of the Board effective as of January 1, 2017.

Classes of directors

Our Board of Directors is divided into three classes, designated Class I, Class II and Class III. The term of office of directors of one class expires at each annual meeting of stockholders on a staggered basis. Each class of directors will hold office for a three year term. Class I Directors, Messrs. Baron and Harris were reelected at our 2017 annual meeting of stockholders, Class II Director, Mr. Mayer, is expected to stand for election at our 2018 annual meeting of stockholders and Class III Directors, Ms. Usifer and Messrs. Keenan and Lies are expected to stand for election at our 2019 annual meeting of stockholders. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies or until his or her earlier resignation, removal from office, death or incapacity.

The charter of the governance and compensation committee of the Board of Directors provides for evaluating potential director candidates against the knowledge, experience, skills, expertise and diversity that in the Company’s view are necessary and desirable for such candidates. The knowledge, experience, skills, expertise and diversity of a director candidate are considered in their totality, and none of the criteria, in isolation, is controlling. The Company believes that the criteria set forth in the governance and compensation committee charter allow for directors who have balanced and diverse experience, skills, attributes and qualifications, which in turn allows the Board of Directors to operate effectively in governing the Company and protecting the interests of stockholders. Each director’s background experiences evinces the ability to perform his or her duties as a director effectively. In particular, these experiences include the director’s education or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Company, other investment companies, public companies, or non-profit entities or other organizations; ongoing commitment and participation in Board of Directors and committee meetings, as well as leadership of standing committees throughout the years; or other relevant life experiences. Information about the specific experience, skills, attributes and qualifications of each director, which in each case led to the conclusion that the director should serve (or continue to serve) as a director of the Company, is provided below, in “Biographical information.”

Our directors have been divided into two groups—interested directors and independent directors. Interested directors are interested persons as defined in the 1940 Act. Our Board of Directors’ chair, James E. Keenan, is the Company’s interested director. Mr. Keenan is an interested director because of his position with the Advisor. In part because the Company is an externally-managed investment company, the Board of Directors believes having an interested chairperson that is familiar with the Company’s portfolio companies, its day-to-day management and the operations of its investment adviser enhances, among other things, its understanding of the Company’s investment portfolio, business, finances and risk management efforts. In addition, the Board of Directors believes that Mr. Keenan’s position with the Advisor better allows for the efficient mobilization of the Advisor’s resources at the Board of Directors’ behest and on its behalf.

On March 7, 2017, the Board of Directors approved the appointment of William E. Mayer to the newly created role of Lead Independent Director. Mr. Mayer has been a Director of the Company since 2005. The Board of Directors believes that the addition of this position will allow each director to enjoy more effective, accurate and efficient communication with the Company, the Advisor and management, and will facilitate the timely transmission of information among such parties.

Biographical information

The following is information concerning the business experience of our Board of Directors and executive officers.

Independent directors

John R. Baron, Director of the Company. Mr. Baron is Managing Partner of Crystal Ridge Partners, LP, a New Jersey based private equity firm. Prior to joining Crystal Ridge Partners, Mr. Baron was a Senior Partner of JP Morgan Partners, LP, a global private equity firm, and its predecessors. Prior to joining the private equity unit in 1995, Mr. Baron previously held senior management positions in banking and investment banking with JP Morgan and its predecessors. In addition to serving on the board of a number of not-for-profit organizations, Mr. Baron currently serves as a Director for Crystal Ridge Partners, Big Rock Sports, a leading distributor of hunting and fishing products, Bronco Manufacturing, a leading manufacturer of spare parts for oil and gas drilling rigs and Rufus Aviation Fund, an aerospace parts business. Mr. Baron also serves on the compensation committee for Big Rock Sports. Mr. Baron received a BS from Lehigh University, an MBA from Fordham University and he completed the Management Corporate Finance program at Harvard University.

Jerrold B. Harris, Director of the Company. Mr. Harris has been retired since 1999. From 1990 to 1999, Mr. Harris was President and Chief Executive Officer of VWR Scientific Products Corporation (which was acquired by Merck KGaA in 1999). From 1996 to 2007, Mr. Harris was a director of the BlackRock Liquidity Funds. Mr. Harris is currently a director of the active exchange-listed funds comprising the BlackRock Closed-End Fund Complex and of Henry Troemner LLC. Mr. Harris was previously director of the Delta Waterfowl Foundation and is currently a director emeritus of Ursinus College. Mr. Harris earned a B.S. degree from the University of California at Berkeley in 1964.

Mark S. Lies, Director of the Company. From 2008 to 2011, Mr. Lies was a Board Member and Co-Chairman of the Investment Committee of the Montana State University Foundation. From 2000 to 2005, Mr. Lies was Global Head of Loan Products and Co-Head of Leveraged Finance for Lehman Brothers Holdings, Inc. responsible for origination, underwriting, distribution, trading and portfolio management of global loan products. He was also a member of the Firm Wide, High Yield and Investment Grade committees, as well as the Business Development Committee. From 1999 to 2000, he was the Global Co-Head of Leveraged Finance for Bear Sterns & Co., Inc., where he was also a member of the Firm Wide and High Yield Credit committees. From 1987 to 1999, Mr. Lies was an employee at Bank of America Corporation, where his most recent title was Head of U.S. Syndicated Finance. From 1982 to 1986, he was a member of the Chevron Corporation’s Corporate Engineering Department. Mr. Lies received a B.S. in Chemical Engineering from Montana State University and an M.B.A. in Finance from the University of California, Los Angeles.

William E. Mayer, Lead Independent Director of the Company. Since 1999, Mr. Mayer has been a partner at Park Avenue Equity Partners, L.P. (“Park Avenue”), which he co-founded. From 1996 until the formation of Park Avenue, Mr. Mayer was a founding Partner of Development Capital, which invested in private and public companies. From the fall of 1992 until December 1996, Mr. Mayer was a professor and Dean of the College of Business and Management at the University of Maryland. From 1991 to 1992, Mr. Mayer served as a professor and Dean of the Simon Graduate School of Business at the University of Rochester. Mr. Mayer worked for The First Boston Corporation (now Credit Suisse), a major investment bank, from 1967 to 1990. During his career at The First Boston Corporation, Mr. Mayer held numerous management positions including President and Chief Executive Officer. Mr. Mayer is currently a board member of Lee Enterprises (a newspaper company owning or having stakes in over 50 daily newspapers) and WR Hambrecht & Co. (a financial services firm that uses technology and auction processes to access financial markets). Mr. Mayer is also a director of Premier, Inc. (a healthcare performance improvement alliance for hospitals). Mr. Mayer is also a trustee of the Columbia Group of Mutual Funds. Mr. Mayer has been a director of numerous public, private and not-for-profit boards over the years. Mr. Mayer is a Trustee of the Aspen Institute and serves on its executive committee. Mr. Mayer is a former member of the Board of Trustees of The University of Maryland, and was a director of DynaVox Inc. (a leading provider of speech generating devices and special education software for persons with speech, language and learning challenges) from 2004 to 2014 and a director of PEOPLExpressTM Airlines (an airlines company) until 2014. Mr. Mayer holds a B.S. degree and an M.B.A. degree from the University of Maryland.

Maureen K. Usifer, Director of the Company. Ms. Usifer has been a Chief Financial Officer (“CFO”) consultant with Clarkston Executive Alliance since July 2016 as a CFO advisor on projects. Ms. Usifer served as CFO of Seventh Generation Inc., a distributor of its brand of household and personal care products, from April 2012 until June 2016. From April 2009 until April 2012, Ms. Usifer served as Vice President of Investor Relations with Church & Dwight Co., Inc. (“Church & Dwight”), a major producer of baking soda and consumer products. From May 2004 until April 2009, she was a senior finance director with Church & Dwight. From October 2001 until May 2004, Ms. Usifer was the Chief Financial Officer for Armkel, LLC a joint venture with Church & Dwight and Kelso & Company, L.P. which encompassed over $400 million in personal care sales. Ms. Usifer was Division Controller of Church & Dwight’s Armus joint venture, which encompassed $500 million in laundry sales, from May 2000 through October 2001. From 1996 through 2000, Ms. Usifer was a Senior Finance Manager of Church & Dwight responsible for all of the Arm & Hammer’s personal care businesses. Ms. Usifer currently serves as a trustee of St. Michael’s College and sits on the board of the Green Mountain Consortium and the Board of Advisors for the University of Vermont’s Sustainable Entrepreneurship MBA program. Ms. Usifer received an undergraduate degree in business from St. Michael’s College and an M.B.A. in Finance from Clarkson University.

Interested directors

James E. Keenan, Chairman of the Board of the Company. Mr. Keenan has been Managing Director of BlackRock, Global Head of Fundamental Credit as well as a member of BlackRock’s Global Operating Committee and the BlackRock Alternative Investment Executive Committee. Mr. Keenan leads the strategy for Global Fundamental Credit and is responsible for providing oversight of the investment process and performance, the partnerships with BlackRock’s distribution channels, and the team’s infrastructure. Mr. Keenan has oversight of the Investment Grade Credit and Sub-Investment Grade Credit businesses, is Chief Investment Officer of the Leveraged Finance team and also oversees alternative and distressed products. Prior to joining BlackRock in 2004, Mr. Keenan was a Senior High Yield Trader at Columbia Management Group. He began his investment career at UBS Global Asset Management where he was a Trader and Research Analyst from 1998 through 2003. Mr. Keenan earned a BBA degree in finance from the University of Notre Dame in 1998.

Executive officers

Michael J. Zugay, Chief Executive Officer of the Company. Mr. Zugay has served as Chief Executive Officer of the Company since January 1, 2017. Mr. Zugay, Managing Director of BlackRock, previously served as Head of Investments for BlackRock’s US Private Capital Group. Mr. Zugay leads the team’s underwriting and monitoring of its middle market private investments, including investments on behalf of the Company. Mr. Zugay also serves as Chairman of US Private Capital’s investment committee. Before joining BlackRock, Mr. Zugay was a Managing Director for Ares Management’s Direct Lending Group where he was responsible for sourcing, evaluating, structuring and executing private debt and equity investments with approximately $25 billion of committed capital, the primary funding vehicle was a publicly-traded business development company (Nasdaq: ARCC). Prior to Ares, Mr. Zugay worked at Zolfo Cooper, a debt restructuring firm, where he was involved in several large corporate restructurings. Mr. Zugay began his career at Donaldson, Lufkin and Jenrette (“DLJ”) as an analyst in its corporate finance investment banking program and later joined UBS as a generalist in its investment banking division in Los Angeles, CA. Mr. Zugay earned a BS degree in Finance with a minor in Economics from the Pennsylvania State University in 2001, where he graduated with honors.

Donna M. Milia, Chief Financial Officer and Treasurer of the Company and Managing Director of the Advisor. Ms. Milia has worked with the Company since its inception in 2005. In connection with the acquisition of certain assets of BlackRock Kelso Capital Advisors LLC, the Company’s former investment advisor (the “Former Advisor”), by the Advisor in March 2015 (the “Transaction”), Ms. Milia became a Managing Director at the Advisor. Prior to the Transaction, Ms. Milia served as a Managing Director of Finance at the Former Advisor, where she was primarily responsible for the Former Advisor’s Finance, Tax and Accounting Group, as well as providing substantial finance, tax and accounting support for the Company since 2005. From 1999 to 2005, Ms. Milia served as Assistant Controller for The Millburn Corporation, an affiliate of quantitative investment manager Millburn Ridgefield Corporation. Prior to that, she was a Senior Accountant with Grant Thornton from 1996 to 1999. Ms. Milia earned her B.S. in Accounting from Lehigh University. She is a Certified Public Accountant.

Charles C.S. Park, Chief Compliance Officer of the Company and Managing Director of BlackRock. Mr. Park is the Chief Compliance Officer to BlackRock’s U.S. Mutual Funds (since 2014), Closed-End Funds (since 2014), and iShares Exchange-Traded Funds (since 2006) (the “Funds”) and the Funds’ registered investment advisers, the Advisor and BlackRock Fund Advisors. Mr. Park became a Managing Director of BlackRock following the merger of Barclays Global Investors (“BGI”) with BlackRock in 2009 (the “Merger”). Prior to the Merger, from 2006, he served as Chief Compliance Officer to BGI’s Mutual Funds and iShares Exchange-Traded Funds and their registered investment adviser, Barclays Global Fund Advisors. Prior to joining BGI, Mr. Park was employed by American Century Investments where he served as Chief Compliance Officer from 2004 to 2006 and as Counsel from 1995 to 2004. Mr. Park has a B.A. and a J.D. from the University of Michigan, Ann Arbor.

Committees of the Board of Directors

The Board of Directors currently has two committees: an audit committee and a governance committee.

Audit Committee. The audit committee operates pursuant to a charter approved by our Board of Directors. The charter sets forth the responsibilities of the audit committee. The primary function of the audit committee is to serve as an independent and objective party to assist the Board of Directors in fulfilling its responsibilities for overseeing all material aspects of our accounting and financial reporting processes, internal control and audit functions, monitoring the independence and performance of our independent registered public accounting firm, providing a means for open communication among our independent registered public accounting firm, financial and senior management and the Board, reviewing and commenting on preliminary valuation conclusions by independent valuation firms and overseeing our compliance with legal and regulatory requirements. The audit committee is presently composed of five persons, including Ms. Usifer (Chairperson) and Messrs. Baron, Lies, Harris and Mayer, each of whom is independent for purposes of the 1940 Act and The NASDAQ Global Select Market corporate governance regulations. Our Board of Directors has determined that Ms. Usifer is an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934. Ms. Usifer meets the current independence and experience requirements of Rule 10A-3 of the Securities Exchange Act of 1934 and, in addition, is not an “interested person” of the Company or of the Advisor as defined in Section 2(a)(19) of the 1940 Act.

Governance and Compensation Committee. The governance and compensation committee consists of Ms. Usifer and Messrs. Baron (Chair), Harris, Lies and Mayer, each of whom is independent for purposes of the 1940 Act and the NASDAQ corporate governance regulations. The governance and compensation committee operates pursuant to a charter approved by the Board of Directors. The governance and compensation committee performs those functions enumerated in the governance and compensation committee charter including, but not limited to, making nominations for the appointment or election of independent directors, reviewing independent director compensation, retirement policies and personnel training policies and administering the provisions of the code of ethics applicable to the independent directors and determining or recommending to the Board for determination, the compensation of any executive officers of the Company. Currently, the Company’s executive officers do not receive any direct compensation from the Company.

With respect to nominations to the Board of Directors, the governance and compensation committee may consider nominations for the office of director made by Company stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send a recommendation to the Company’s Secretary that includes all information relating to such person that is required to be disclosed in solicitations of proxies for the election of members to the Board of Directors or is required by the advance notice provision of the Company’s bylaws. For a candidate to be considered by the governance and compensation committee, a stockholder must submit the recommendation in writing and must include:

•

the name and record address of the stockholder, the class or series and number of shares of the Company which are owned beneficially or of record by the stockholder, a description of all arrangements or understandings between the stockholder and each proposed candidate and any other person or persons (including their names) in connection with which the nomination(s) made by the stockholder, a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its recommendation and any other information relating to the stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors/trustees pursuant to Section 14 of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder; and

•

the name, age, business address and residential address of the candidate(s), the principal occupation or employment of the candidate(s), the class or series and number of shares of the Company which are owned beneficially or of record by the candidate(s), if any, and any other information relating to the candidate(s) that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors/trustees pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

Such recommendation must be accompanied by a written consent of each proposed candidate being named as a nominee and to serve as a director if elected. The governance and compensation committee may take into consideration the number of shares of the Company’s common stock held by the recommending stockholder and the length of time that such shares have been held. The governance and compensation committee seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Company’s activities. In so doing, the governance and compensation committee reviews the size of the Board and the knowledge, experience, skills, expertise and diversity of the Directors in light of the issues facing the Company in determining whether one or more new directors should be added to the Board. The governance and compensation committee believes that the Directors as a group possess the array of skills, experiences and backgrounds necessary to guide the Company. The Director biographies included herein highlight the diversity and breadth of skills, qualifications and expertise that the Directors bring to the Company.

In 2016, the Board of Directors met six times, the audit committee met four times and the governance and compensation committee met twice. Each director attended at least 75% of the aggregate of (i) all regular meetings of the Board of Directors and (ii) all meetings of all committees of the Board of the Company on which the director served.

The Board of Directors’ role with respect to the Company is oversight. As is the case with most business development companies and investment companies, the Company’s investment adviser has responsibility for the day-to-day management of the Company, which includes responsibility for risk management. Examples of prominent risks include investment risk, regulatory and compliance risks, operational risks, accounting risks, valuation risks, service provider risks and legal risks. As part of its oversight role, the Board of Directors, acting at its scheduled meetings, or the Chairman, acting between Board of Directors meetings, interacts with and receives reports from senior personnel of service providers, including the Advisor’s portfolio management personnel. The Board of Directors receives periodic presentations and reports from senior personnel of the Advisor regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as accounting, administration, anti-money laundering, business continuity, personal trading, valuation, and investment research. The Board of Directors also receives reports from counsel to the Company and the Board of Directors’ own independent legal counsel regarding regulatory compliance and governance matters. The Board of Directors’ audit committee receives periodic communications from the Company’s independent public accounting firm. The Board of Directors interacts with and receives reports from the Company’s Chief Compliance Officer in connection with each scheduled meeting and, at least on an annual basis, the Company’s independent directors meet separately from the Advisor and the Company’s management, with the Company’s Chief Compliance Officer and independent legal counsel on regulatory compliance matters. The Board of Directors’ oversight role does not make the Board of Directors a guarantor of the Company’s investments or activities. While there are a number of risk management functions performed by the Advisor and the other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Company.

Compensation of Directors and Officers

The following table shows information regarding the compensation received by the independent directors and executive officers for the fiscal year ended December 31, 2016. No compensation is paid to directors who are “interested persons.”

Name and Principal Position with the Company	Fees Earned From or Paid in Cash by the Company	Pension or Retirement Benefits Accrued As Part of the Company’s Expenses(1)	All Other Compensation	Total Compensation From the Company Received by Directors
Independent Directors
John R. Baron, Director	$116,750	None	None	$116,750
Jerrold B. Harris, Director	115,500	None	None	115,500
Mark S. Lies, Director(2)	58,750	None	None	58,750
William E. Mayer, Lead Independent Director	119,250	None	None	119,250
François de Saint Phalle, Director(3)	114,500	None	None	114,500
Maureen K. Usifer, Director	124,250	None	None	124,250

Interested Directors
Steven F. Sterling(4), former Chairman of the Board and former Chief Executive Officer	None	None	None	None
James E. Keenan(5), Chairman of the Board	None	None	None	None

Officers
Michael J. Zugay(6), Chief Executive Officer	None	None	None	None
Donna M. Milia(7), Chief Financial Officer and Treasurer	None	None	None	None
Charles C.S. Park(8), Chief Compliance Officer	None	None	None	None

(1)	We do not have a pension or retirement plan or deferred compensation plan, and directors do not receive any pension or retirement benefits.
(2)	Mr. Lies was elected to the Board at the 2016 Annual Meeting of stockholders held on May 6, 2016.
(3)	Mr. de Saint Phalle retired from the Board on May 5, 2017.
(4)	Mr. Sterling was an employee of, and compensated by, an affiliate of the Advisor. Mr. Sterling did not stand for re-election at the Company’s 2017 annual meeting of stockholders held on May 5, 2017 and his term as a director ended at that meeting.
(5)	Mr. Keenan was appointed as an interested Class III Director and as the Chairman of the Board effective as of January 1, 2017.
(6)	Mr. Zugay is currently an employee of, and compensated by, an affiliate of the Advisor.
(7)	Ms. Milia is currently an employee of, and compensated by, the Advisor.
(8)	Mr. Park is currently an employee of, and compensated by, an affiliate of the Advisor.

As compensation for serving on our Board, each Independent Director received an annual fee of $100,000 in 2016. Additionally, each Independent Director receives meeting attendance fees of $2,500 ($1,250 for telephonic attendance) per board meeting and $1,000 ($500 for telephonic attendance) per committee meeting attended plus reimbursement of reasonable out-of-pocket expenses incurred in connection with such attendance. In addition, in 2016 the chairperson of the audit committee received an annual fee of $7,500 and will receive an annual fee of $12,500 thereafter, and the chairperson of any other committee receives an annual fee of $2,500 for their additional services in these capacities. Mr. Mayer was appointed Lead Independent Director on March 7, 2017 and will receive an annual fee of $22,500 commencing on such date. In addition, we purchase directors’ and officers’ liability insurance on behalf of our directors and officers.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of the close of business on May 5, 2017, information with respect to the ownership of our common stock by each beneficial owner who, insofar as is known to us, owned more than 5% of our outstanding shares of common stock, each Director, our chief executive officer, each of our other executive officers and our Directors and executive officers as a group. Percentage of common stock is based on 72,932,083 shares of common stock outstanding at May 5, 2017. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power.

Name and Address	Type of Ownership	Shares Owned	Percentage of Common Stock Currently Outstanding
James E. Keenan(1)	Beneficial	121,718	*	%
John R. Baron	Record	17,000	*	%
Jerrold B. Harris	Beneficial	129,214	*	%
Mark S. Lies	Record	107,674	*	%
William E. Mayer	None	None	*	%
Maureen K. Usifer	Record	54,512	*	%
Donna Milia	Record	45,485	*	%
Charles C.S. Park	None	None	*	%
Michael J. Zugay(2)	Beneficial	95,226	*	%
All officers and directors as a group (9 persons)(3)	Record and Beneficial	570,829	0.78%

*	Represents less than 1%.
(1)	100,183 shares represent phantom shares. A phantom share is the economic equivalent of one share of common stock and, subject to the applicable vesting requirements, becomes payable in cash. These phantom shares vest in equal installments on each of the first three anniversaries of the award.
(2)	87,535 shares represent phantom shares.
(3)	The address for all our officers and Directors is c/o BlackRock Capital Investment Corporation, 40 East 52nd Street, New York, NY 10022.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

Our investment activities are managed by the Advisor. Michael J. Zugay is the Chief Executive Officer of the Company and a Managing Director of the Advisor and BlackRock. He is supported by the Advisor’s team of employees, including dedicated investment professionals, who have extensive experience in commercial lending, investment banking, accounting, corporate law and private equity investing. Our Advisor is responsible for identifying prospective customers, conducting research on prospective investments, identifying and underwriting credit risk, and monitoring our investments and portfolio companies on an ongoing basis.

The Company has entered into the Management Agreement with the Advisor, under which the Advisor, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, the Company has agreed to pay the Advisor a management fee based on the Company’s total assets and an incentive fee based on our investment performance, plus reimbursement of certain expenses incurred by the Advisor. Our executive officers and directors and the employees of the Advisor and certain of its affiliates, as well as members of its investment committee, serve or may serve as investment advisers, officers, directors or principals of entities or investment funds that operate in the same or a related line of business as we do and/or investment funds managed by our affiliates. We note that any affiliated investment vehicle currently formed or formed in the future and managed by the Advisor or its affiliates may have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, the Advisor and/or its affiliates may face conflicts in allocating investment opportunities between us and such other entities. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisors affiliated with the Advisor. However, the Advisor and its affiliates will endeavor to allocate investment opportunities in a fair and equitable manner and consistent with applicable allocation procedures. In any such case, if the Advisor forms other affiliates in the future, we may co-invest on a concurrent basis with such other affiliates, subject to compliance with applicable regulations and regulatory guidance, as well as applicable allocation procedures. In certain circumstances, negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so.

The Company has entered into an administration agreement with BlackRock Financial Management, Inc. (the “Administrator”), a wholly-owned subsidiary of BlackRock, under which the Administrator provides us with the office facilities and administrative services necessary to conduct our day-to-day operations.

In 2008, the Company’s Board of Directors approved a share repurchase plan under which the Company may repurchase up to 2.5 percent of its outstanding shares of common stock from time to time in open market or privately negotiated transactions. In 2009, the Board of Directors approved an extension and increase to the plan which authorized the Company to repurchase up to an additional 2.5 percent of its outstanding shares of common stock. During April 2015, the Board of Directors approved an extension and increase to the plan which authorized the Company to repurchase up to an additional 2.5 percent of its outstanding shares of common stock, or an additional 1,869,399 shares.

During July 2015, the Board of Directors approved an extension to the plan and an increase to the remaining amount of shares authorized to be repurchased to a total of 4,000,000 shares. During May 2017, repurchase plan was extended until the earlier of June 30, 2018 or such time that all of the authorized shares have been repurchased. During the years ended December 31, 2016, 2015 and 2014, the Company purchased a total of 1,904,064, 889,286 and zero shares, respectively, of its common stock on the open market for $16,093,205, $7,925,631 and $0, respectively, including brokerage commissions. Since inception of the repurchase plan through December 31, 2016, the Company has purchased 4,551,965 shares of its common stock on the open market for $36,302,821, including brokerage commissions. At December 31, 2016, the total number of remaining shares authorized for repurchase was 1,206,650. The Company currently holds the shares it repurchased in treasury.

The principal executive office of the Company is located at 40 East 52nd Street, New York, New York 10022. The principal executive office of the Advisor and the Administrator is located at 55 East 52nd Street, New York, New York 10055.

See Note 3 to our consolidated financial statements included elsewhere in this prospectus for additional information regarding these relationships and transactions.

At December 31, 2016, BlackRock or its affiliates, reported that it beneficially owned 490,000 shares of our common stock, representing approximately 0.7% of the total shares outstanding. The Advisor is an indirect, wholly-owned subsidiary of BlackRock.

From time to time, we may invest in transactions in which our Directors and officers or the officers and employees of the Advisor and/or certain of its affiliates have a pecuniary interest. With respect to any such investment, we intend to comply with the relevant provisions of the 1940 Act to the extent they apply to us as a business development company, any other applicable laws and our written policies and procedures concerning affiliated transactions. Depending on the extent of the individual’s pecuniary interest, the interest will be disclosed to the investment committee, our senior management and our Board and we may, among other actions, seek the Board’s approval to enter into the transaction and require the individual to recuse himself or herself from the deliberations and voting of our Board, the Advisor and the investment committee with respect to the transaction.

THE ADVISOR

Our investment activities are managed by the Advisor. The Advisor is responsible for sourcing potential investments, conducting research on prospective investments, analyzing investment opportunities, structuring our investments, and monitoring our investments and portfolio companies on an ongoing basis. Michael J. Zugay, our Chief Executive Officer and a Managing Director of the Advisor and BlackRock, is our portfolio manager. He is primarily responsible for the day-to-day management of our portfolio and the investment professionals providing services to the Company and is supported by the Advisor’s team of employees, including investment professionals who have extensive experience in commercial lending, investment banking, accounting, corporate law and private equity investing. Additionally, the Advisor utilizes BlackRock’s US Private Capital Group’s investment committee that includes Mr. Zugay and other senior management as well as other key personnel of the Advisor who have critical industry experience and relationships that we rely on to implement our business plan.

Portfolio manager

Michael J. Zugay is the person primarily responsible for the day-to-day management of our portfolio. Biographical information with respect to Mr. Zugay is set forth under “Management of the Company—Biographical information.”

Mr. Zugay is a Managing Director of the Advisor and is an employee of, and compensated by, the Advisor or an affiliate of the Advisor. Mr. Zugay receives no direct compensation from us.

The following table sets forth the dollar range of our common stock beneficially owned by the portfolio manager as of May 5, 2017.

Portfolio Manager	Aggregate Dollar Range of Common Stock Owned by Portfolio Manager(1)(2)
Michael J. Zugay	$500,001 – $1,000,000

(1)	Dollar ranges are as follows: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.
(2)	The dollar range of equity securities beneficially owned is based on the closing price of $7.62 per share of our common stock on May 5, 2017 on The NASDAQ Global Select Market.

Such persons may not necessarily continue to hold such positions or be involved in the performance by the Advisor of its obligations to us during the entire term of the Management Agreement referred to below.

The investment committee’s role is limited to providing oversight and guidance to compliment and supervise the Advisor’s management of our investment portfolio.

Portfolio Management

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers compensation as of December 31, 2016.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. The performance of Mr. Zugay is not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans – BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service (“IRS”) limit ($265,000 for 2016). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Company, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Company. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Company. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Company by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Company. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the Company’s portfolio manager is not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

The Management Agreement

Under the Management Agreement, the Advisor, subject to the overall supervision of the Board, manages our day-to-day operations and provides us with investment advisory services. For providing these services, the Advisor receives a base management fee at an annual rate of 1.75% of total assets (excluding cash), including any assets acquired with the proceeds of leverage, payable quarterly in arrears based on total asset valuation at the end of the prior quarter. On March 7, 2017, the Advisor, in consultation with the Company’s Board of Directors, has agreed to waive incentive fees based on income from March 7, 2017 to December 31, 2018 or approximately 21 months. The start date of the fee waiver coincides with the change to the fee calculation that was previously approved by stockholders on February 18, 2015.

Quarterly Incentive Fee Based on Income. The Management Agreement provides that the Advisor or its affiliates may be entitled to an incentive management fee under certain circumstances. The Incentive Fee has two parts. The first portion is based on income other than capital gains and is calculated separately for each calendar quarter and will be paid on a quarterly basis. The Company will pay the Advisor the portion of the Incentive Fee based on income for each period after March 6, 2017 as follows:

•

(i) No Incentive Fee based on income other than capital gains for any calendar quarter in which the Pre-Incentive Fee Net Investment Income does not exceed 1.75% (7.00% annualized) of net assets attributable to common stock at the beginning of such quarter.

•

(ii) 100% of the Pre-Incentive Fee Net Investment Income in any calendar quarter with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, for such calendar quarter, that exceeds 1.75% (7.00% annualized) of net assets attributable to common stock at the beginning of such quarter but is less than 2.1875% (8.75% annualized).

•

(iii) 20% of the Pre-Incentive Fee Net Investment Income, if any, for any calendar quarter, that exceeds 2.1875% (8.75% annualized) of net assets attributable to common stock at the beginning of such quarter.

The following is a graphical representation of the calculation of the portion of the Incentive Fee based on income under the management agreement after March 6, 2017.

Annualized Quarterly Incentive Fee Based on Income

Pre-Incentive Fee Net Investment Income (expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Net Investment Income comprising Incentive Fee

The calculations described above will be appropriately pro rated for any period less than a quarter and adjusted for net proceeds from any common stock issuances and the cost of any common stock repurchases during such quarter. The payment of any such Incentive Fee based on income otherwise earned by the Advisor will be deferred if, for the most recent four full calendar quarter period ending on or prior to the date such payment is to be made, the Annualized Rate of Return is less than 7.0% of net assets attributable to common stock at the beginning of such four quarter period as adjusted for the net proceeds from any common stock issuances and the cost of any common stock repurchases during such four full calendar quarter period, with any deferred Incentive Fees to be carried over for payment in subsequent quarterly calculation periods to the extent such payment can then be made in accordance with the investment management agreement.

Annual Incentive Fee Based on Capital Gains. The second portion of the Incentive Fee is based on capital gains and is calculated separately for each Annual Period. The Advisor will be entitled to receive an Incentive Fee based on capital gains for each Annual Period in an amount equal to 20% of the amount by which (1) net realized capital gains occurring during the period, if any, exceeds (2) gross unrealized capital depreciation, if any, occurring during the period. In calculating the portion of the Incentive Fee based on capital gains payable for any period, investments are accounted for on a security-by-security basis. In addition, the portion of the Incentive Fee based on capital gains is determined using the “period-to-period” method pursuant to which the portion of the Incentive Fee based on capital gains for any period will be based on realized capital gains for the period reduced by realized capital losses for the period and gross unrealized capital depreciation for the period.

For purposes of calculating the Incentive Fee, (i) “Annual Period” means the period beginning on July 1 of each calendar year, including the calendar year prior to the year in which the investment management agreement became effective, and ending on June 30 of the next calendar year; (ii) “Annualized Rate of Return” is computed by reference to the sum of (i) the aggregate distributions to common stockholders for the period in question and (ii) the change in net assets attributable to common stock (before taking into account any Incentive Fees otherwise payable during such period); (iii) “net assets attributable to common stock” means total assets less indebtedness and preferred stock; and (iv) “Pre-Incentive Fee Net Investment Income” means net investment income (as determined in accordance with United States generally accepted accounting principles) accrued by the Company during the calendar quarter excluding any accruals for or payments in respect of the Incentive Fee.

Example of Calculation of Income Portion of Incentive Fee

Example 1—Incentive Fee Based on Income(1)

Formula

The formula for the portion of the Incentive Fee based on income for any quarter can be expressed as follows:

Incentive Fee with respect to Pre-Incentive Fee Net Investment Income—

•	When the Pre-Incentive Fee Net Investment Income for such quarter exceeds 1.75%(2) but does not exceed 2.1875% = 100% x (Pre-Incentive Fee Net Investment Income – 1.75%)

•	When the Pre-Incentive Fee Net Investment Income for such quarter exceeds 2.1875% = 100% x (2.1875% – 1.75%) + 20% x (Pre-Incentive Fee Net Investment Income – 2.1875%)

Notwithstanding the foregoing, if the Annualized Rate of Return for the most recent four full calendar quarter period ending on or prior to the date such payment is to be made payment is less than 7.0% of our net assets attributable to common stock at the beginning of such four quarter period, adjusted for the net proceeds from any common stock issuances and the cost of any common stock repurchases during the period, the payment of such Incentive Fee will be deferred until the earliest quarter such four full calendar quarter Annualized Rate of Return requirement is satisfied.

Assumptions

•	Management fee(3) = 0.4375%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) = 0.0625%

•	After accounting for the distribution of income during each period, there is no change in the Company’s net assets

(1)	The hypothetical amount of Pre-Incentive Fee Net Investment Income shown is based on a percentage of net assets attributable to common stock (defined as total assets less indebtedness and preferred stock). The example assumes that during the most recent four full calendar quarter period ending on or prior to the date the payment set forth in the example is to be made, the sum of (a) our aggregate distributions to stockholders and (b) the change in our net assets attributable to common stock (defined as total assets less indebtedness and preferred stock) before taking into account any Incentive Fees accrued during the period, is at least 7.0% of our net assets attributable to common stock (defined as total assets less indebtedness and preferred stock) at the beginning of such four quarter period (as adjusted for the net proceeds from any common stock issuances and the cost of any common stock repurchases during such four full calendar period). See Alternative 4 for an example of a failure to satisfy this assumption and Alternative 5 for an example of subsequent satisfaction of this assumption.
(2)	Represents quarterly percentage of the value of net assets attributable to common stock at the beginning of the quarter, adjusted for the net proceeds from any common stock issuances and the cost of any common stock repurchases during the quarter.
(3)	Represents quarterly portion of an annual base management fee of 1.75% of the value of total assets.

(4)	Expressed as a percentage of the value of net assets attributable to common stock at the beginning of the quarter, adjusted for the net proceeds from any common stock issuances and the cost of any common stock repurchases during the period.

Alternative 1

Additional Assumptions

•	Investment Income (including interest, dividends, fees, etc.) = 1.25%

•	Pre-Incentive Fee Net Investment Income

=	(investment income – (management fee + other expenses))

=	(1.25% - (0.4375% + 0.0625%))

=	0.75%

Conclusion

Pre-Incentive Fee Net Investment Income does not exceed the Hurdle rate, therefore there is no Incentive Fee based on income.

Alternative 2

Additional Assumptions

•	Investment Income (including interest, dividends, fees, etc.) = 2.40%

•	Pre-Incentive Fee Net Investment Income

=	(investment income – (management fee + other expenses))

=	(2.40% - (0.4375% + 0.0625%))

=	1.90%

Determination of Incentive Fee

Pre-Incentive Fee Net Investment Income for the quarter exceeds the Hurdle rate, therefore there is an Incentive Fee payable with respect to income for the quarter.

•	Incentive Fee Based on Income

=	100% x the lesser of (2.1875% – 1.75%) AND (Pre-Incentive Fee Net Investment Income – 1.75%) + the greater of 0% and 20% x (Pre-Incentive Fee Net Investment Income – 2.1875%)

=	100% x (1.90% – 1.75%) + 0%

=	100% x 0.15%

=	0.15%

Alternative 3

Additional Assumptions

•	Investment Income (including interest, dividends, fees, etc.) = 3.50%

•	Pre-Incentive Fee Net Investment Income

=	(investment income – (management fee + other expenses))

=	(3.50% - (0.4375% + 0.075%))

=	3.00%

Determination of Incentive Fee

Pre-Incentive Fee Net Investment Income for the quarter exceeds the Hurdle rate, therefore there is an Incentive Fee payable with respect to income for the quarter.

•	Income Based Incentive Fee

=	100% x the lesser of (2.1875% – 1.75%) AND (Pre-Incentive Fee Net Investment Income – 1.75%) + the greater of 0% AND 20% x (Pre-Incentive Fee Net Investment Income – 2.1875%)

=	100% x (2.1875% – 1.75%) + 20% x (3.0% – 2.1875%)

=	0.4375% + (20% × 0.1825%)

=	0.4375% + 0.1625%

=	0.60%

Alternative 4

Additional Assumptions

During most recently completed quarter (Q4):

•	Investment Income = 3.50%

•	Pre-Incentive Fee Net Investment Income

=	(investment income – (management fee + other expenses))

=	(3.50% - (0.4375% + 0.0625%))

=	3.00%

During four quarter period ending with most recently completed quarter:

•	Q1 Pre-Incentive Fee Net Investment Income = 1.00%

•	Q2 Pre-Incentive Fee Net Investment Income = 1.00%

•	Q3 Pre-Incentive Fee Net Investment Income = 1.50%

•	All Pre-Incentive Fee Net Investment Income is distributed during the period.

•	After accounting for the distribution of the net investment income during the period, there is no change in our net assets during the period.

Determination of Incentive Fee

During most recently completed quarter:

Pre-Incentive Fee Net Investment Income for the quarter exceeds the Hurdle rate, therefore there is an Incentive Fee based on income payable for the quarter.

•	Incentive Fee Based on Income

=	100% x the lesser of (2.1875% – 1.75%) AND (Pre-Incentive Fee Net Investment Income – 1.75%) + the greater of 0% AND 20% x (Pre-Incentive Fee Net Investment Income – 2.1875%)

=	100% x (2.1875% – 1.75%) + 20% x (3.00% – 2.1875%)

=	0.4375% + 0.1625%

=	0.60%

During four quarter period ending with most recently completed quarter:

•	Annualized Rate of Return (5)

=	(Q1 Pre-Incentive Fee Net Investment Income + Q2 Pre-Incentive Fee Net Investment Income + Q3 Pre-Incentive Fee Net Investment Income + Q4 Pre-Incentive Fee Net Investment Income) + (our change in net assets attributable to common stock)

=	(1.00% + 1.00% + 1.50% + 3.00%) + (0)

=	6.50%

(5)	Annualized Rate of Return is measured before any calculation of Incentive Fees for income or capital gains.

Conclusion

Although an Incentive Fee is payable for such quarter, because the Annualized Rate of Return over the four quarter period is less than 7.00%, the payment is deferred until the first quarter for which the Annualized Rate of Return over the four quarter period including such subsequent quarter equals or exceeds 7.00%.

Alternative 5

Additional Assumptions

During most recently completed quarter (Q4):

•	Investment Income = 4.00%

•	Pre-Incentive Fee Net Investment Income

=	(investment income – (management fee + other expenses)

=	(4.00% - (0.4375% + 0.0625%))

=	3.50%

During four quarter period ending with most recently completed quarter:

•	Q1 Pre-Incentive Fee Net Investment Income = 1.00%

•	Q2 Pre-Incentive Fee Net Investment Income = 1.50%

•	Q3 Pre-Incentive Fee Net Investment Income = 3.00%

•	All Pre-Incentive Fee Net Investment Income is distributed during the period.

•	After accounting for the distribution of the Pre-Incentive Fee Net Investment Income during the period, there is no change in our net assets attributable to common stock during the period.

•	Deferred income based Incentive Fee during the period = 0.60%

Determination of Incentive Fee

During most recently completed quarter:

Pre-Incentive Fee Net Investment Income for the quarter exceeds the Hurdle rate, therefore there is an Incentive Fee based on income payable for the quarter.

•	Incentive Fee Based on Income

=	100% x the lesser of (2.1875% – 1.75%) AND (Pre-Incentive Fee Net Investment Income – 1.75%) + the greater of 0% AND 20% x (Pre-Incentive Fee Net Investment Income – 2.1875%)

=	100% x (2.1875% – 1.75%) + 20% x (3.50% – 2.1875%)

=	0.4375% + 0.2625%

=	0.70%

During four quarter period ending with most recently completed quarter:

•	Annualized Rate of Return (5)

=	(Q1 Pre-Incentive Fee Net Investment Income + Q2 Pre-Incentive Fee Net Investment Income + Q3 Pre-Incentive Fee Net Investment Income + Q4 Pre-Incentive Fee Net Investment Income) + (our change in net assets attributable to common stock)

=	(1.00% + 1.50% + 3.00% + 3.50%) + (0)

=	9.00%

(5)	Annualized rate of return is measured before any calculation of Incentive Fees for income or capital gains.

Conclusion

Both the current quarter income based Incentive Fee of 0.70% and the earlier deferred income based Incentive Fee of 0.60% are paid.

Example 1—Incentive Fee Based on Capital Gains

Formula

The formula for the capital gains portion of the Incentive Fee for each July 1 through June 30 “Annual Period” can be expressed as follows:

Incentive Fee with respect to capital gains = 20% x (net realized capital gains to the extent in excess of gross unrealized capital depreciation)

Alternative 1

Assumptions

•	Year 1: $20.0 million investment made in Company A (“Investment A”), and $30.0 million investment made in Company B (“Investment B”)

•	Year 2: Investment A is sold for $50.0 million and fair value of Investment B determined to be $32.0 million

•	Year 3: fair value of Investment B determined to be $25.0 million

•	Year 4: Investment B sold for $31.0 million

Determination of Incentive Fee

The capital gains portion of the Incentive Fee, if any, would be:

•	Year 1: None (No sales transactions)

•	Year 2: $6.0 million (20% multiplied by $30.0 million realized capital gains on sale of Investment A)

•	Year 3: None

•	Year 4: $1.2 million (20% multiplied by $6.0 million realized capital gains on sale of Investment B)

Alternative 2

Assumptions

•	Year 1: $20.0 million investment made in Company A (“Investment A”), $30.0 million investment made in Company B (“Investment B”) and $25.0 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $50.0 million, fair value of Investment B determined to be $25.0 million and fair value of Investment C determined to be $25.0 million

•	Year 3: fair value of Investment B determined to be $27.0 million and Investment C sold for $30.0 million

•	Year 4: fair value of Investment B determined to be $35.0 million

•	Year 5: Investment B sold for $20.0 million

Determination of Incentive Fee

The capital gains portion of the Incentive Fee, if any, would be:

•	Year 1: None (No sales transactions)

•	Year 2: $5.0 million (20% multiplied by $25.0 million ($30.0 million realized capital gains on Investment A less $5.0 million unrealized capital depreciation on Investment B))

•	Year 3: $1.0 million (20% multiplied by $5.0 million realized capital gains on Investment C)

•	Year 4: None (No sales transactions)

•	Year 5: None

Incentive Fee Based on Income Waiver. On March 7, 2017, the Advisor, in consultation with the Company’s Board of Directors, has agreed to waive incentive fees based on income from March 7, 2017 to December 31, 2018 or approximately 21 months. The start date of the fee waiver coincides with the change to the fee calculation that was previously approved by stockholders on February 18, 2015.

Payment of our expenses

All investment professionals and staff of the Advisor, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Advisor. We will bear all other costs and expenses of our operations and transactions, including those relating to:

•	our organization;

•	calculating our net asset value (including the cost and expenses of any independent valuation firms);

•	expenses incurred by the Advisor payable to third parties in monitoring our investments and performing due diligence on prospective portfolio companies;

•	interest payable on debt, if any, incurred to finance our investments;

•	the costs of future offerings of common shares and other securities, if any;

•	the base management fee and any incentive management fee;

•	dividends and distributions on our preferred shares, if any, and common shares;

•	administration fees payable under the administration agreement;

•	fees payable to third parties relating to, or associated with, making investments;

•	transfer agent, trustee, registrar, paying agent and custodial fees;

•	registration fees;

•	listing fees;

•	taxes;

•	independent director fees and expenses;

•	costs of preparing and filing reports or other documents with the SEC;

•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;

•	our fidelity bond;

•	a portion of our directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	indemnification payments;

•	direct costs and expenses of administration, including audit and legal costs; and

•

all other expenses reasonably incurred by us or the Administrator in connection with administering our business, such as the allocable portion of overhead under the administration agreement, including rent and other allocable portions of the cost of certain of our officers and their respective staffs.

We will reimburse the Advisor for costs and expenses incurred by the Advisor for office space rental, office equipment and utilities allocable to the Advisor under the management agreement, as well as any costs and expenses incurred by the Advisor relating to any non-investment advisory, administrative or operating services provided by the Advisor to us. The prior investment management agreement had the same reimbursement provisions. For the years ended December 31, 2016, 2015 and 2014, we incurred $350,004, $798,139 and $729,868 respectively, for such investment adviser expenses under either investment management agreement.

From time to time, the Advisor may pay amounts owed by us to third party providers of goods or services. We will subsequently reimburse the Advisor for such amounts paid on our behalf. Reimbursements to our investment adviser for the years ended December 31, 2016, 2015 and 2014 were $5,921, $278,975 and $255,523, respectively.

Management and Incentive Fees Until March 6, 2017

Until March 6, 2017, our Advisor received a base management fee at an annual rate of 2.0% of our total assets, including any assets acquired with the proceeds of leverage, payable quarterly in arrears. The determination of the Incentive Fee until March 6, 2017 resulted in the Advisor or its affiliates receiving no Incentive Fee payments if returns to stockholders did not meet an 8.0% annualized rate of return during the applicable fee measurement period, and resulted in the Advisor or its affiliates receiving less than the full amount of the Incentive Fee percentage until returns to stockholders exceeded an approximate 13.3% annualized rate of return during such period. The hurdle rate for each measurement period until March 6, 2017 was 2.0% multiplied by net asset values at the beginning of each calendar quarter during the measurement period, calculated after giving effect to any distributions that occurred during the measurement period until March 6, 2017. For each trailing four quarters’ period until March 6, 2017, the Company paid the Advisor an Incentive Fee based on the amount by which (A) aggregate distributions and amounts distributable out of taxable net income (excluding any capital gain and loss), during the period less the amount, if any, by which net unrealized capital depreciation exceeds net realized capital gains / losses during the period, was in excess of (B) the hurdle rate for the period. Until March 6, 2017, the portion of the Incentive Fee based on capital gains was calculated and paid on an annual basis beginning on July 1 of each annual period and ending on June 30 of the next calendar year. The portion of Incentive Fee based on capital gains was calculated in the same manner as such portion of the Incentive Fee in the prior investment agreement. For each annual period, the Company paid the Advisor an Incentive Fee on capital gains based on the amount by which (A) net realized capital gains, if any, exceeded gross unrealized capital depreciation, if any, occurring during the period in excess of (B) the amount, if any, by which the period’s hurdle rate exceeded the amount of income used in the determination of the Incentive Fee based on income for the period. For more information about the incentive fee through March 6, 2017, see “Notes to Consolidated Financial Statements—Agreements and related party transaction.”

Indemnification

The management agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Advisor is not liable to us or any of our stockholders for any act or omission by it or its employees in the supervision or management of our investment activities or for any loss sustained by us or our stockholders, and provides for indemnification by us of its members, directors, officers, employees, agents and control persons for liabilities incurred by it in connection with their services to us, subject to certain limitations and conditions.

Board and stockholder approval of the management agreement

At a special meeting of the Company’s stockholders, held on February 18, 2015, the Company’s stockholders approved a new investment management agreement between the Company and BlackRock Advisors, LLC to permit the Advisor to serve as the Company’s investment adviser following the completion of the sale of certain assets related to managing the Company from the Previous Advisor, 52nd Street Capital Advisors LLC, formerly BlackRock Kelso Capital Advisors LLC. The Advisor is a wholly owned indirect subsidiary of BlackRock, Inc. The Transaction was completed on March 6, 2015 and, pursuant to the new investment management agreement, dated as of March 6, 2015, the Company’s investment activities are currently managed by the Advisor. Prior to the consummation of the Transaction, the Company had entered into an investment management agreement with 52nd Street Capital Advisors LLC, the Previous Advisor, which initially became effective on June 22, 2008 and its initial term expired on June 22, 2010. Our Board of Directors then approved the agreement for successive one year terms with the most recently approved term expiring upon the completion of the Transaction with BlackRock Advisors on March 6, 2015, at which time the new investment management agreement became effective. The Company’s current Management Agreement had the same Management and Incentive Fee terms as the previous agreement until March 6, 2017 and thereafter has had different Management and Incentive Fees terms as compared to the previous agreement as outlined below. Unless earlier terminated, the investment management agreement will remain in effect from year-to-year if approved annually by the Board or by the affirmative vote of the holders of a majority of outstanding voting securities, including, in either case, approval by a majority of the directors who are not interested persons.

Duration and termination

Unless earlier terminated, the Management Agreement will remain in effect for successive periods of twelve months, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of our Board or the vote of a majority of our outstanding voting securities and (2) the vote of a majority of the Board who are not parties to the Management Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. In November 2016, our Board approved the Management Agreement for a successive 12 months. We may terminate the Management Agreement as a whole at any time, without the payment of any penalty, upon the vote of a majority of our Board or a majority of our outstanding voting securities or by the Advisor, on 60 days’ written notice by either party to the other which can be waived by the non-terminating party. The Management Agreement will also immediately terminate in the event of its assignment.

Organization of the Advisor

The Advisor is organized as a Delaware limited liability company. The Advisor is registered as an investment adviser with the SEC under the Advisers Act. Its principal executive offices are located at 55 East 52nd Street, New York, New York 10055. The Advisor is an indirect, wholly-owned subsidiary of BlackRock.

Administration agreement

The Company has entered into an administration agreement with BlackRock Financial Management, Inc. (the “Administrator”), a subsidiary of BlackRock, under which the Administrator provides certain administrative services to us. For providing these services, facilities and personnel, we reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of certain of our officers and their respective staffs.

For the years ended December 31, 2016, 2015 and 2014, we incurred $1,333,440, $1,614,561 and $1,955,460, respectively, for administrative services expenses payable to the Administrator under the administration agreement.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

In calculating the value of our total assets, investments for which market quotations are readily available are valued at such market quotations unless they are deemed not to represent fair value. We generally obtain market quotations, when available, from an independent pricing service or one or more broker-dealers or market makers and may utilize the average of the range of bid and ask quotations as a practical expedient for fair value. Debt and equity securities for which market quotations are not readily available or for which market quotations are deemed not to represent fair value are valued at fair value as determined in good faith by or under the direction of our Board of Directors. Because we expect that there will not be a readily available market value for substantially all of the investments in our portfolio, we expect to value substantially all of our portfolio investments at fair value as determined in good faith under the direction of our Board of Directors using a consistently applied valuation process in accordance with a documented valuation policy that has been reviewed and approved by our Board of Directors. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the values that we may ultimately realize. In addition, changes in the market environment and other events may have differing impacts on the market quotations used to value some of our investments than on the fair values of our investments for which market quotations are not readily available. Market quotations may be deemed not to represent fair value in certain circumstances where the Advisor believes that facts and circumstances applicable to an issuer, a seller or purchaser or the market for a particular security cause current market quotations to not reflect the fair value of the security. Examples of these events could include cases where a security trades infrequently causing a quoted purchase or sale price to become stale, where there is a “forced” sale by a distressed seller, where markets quotations vary substantially among market makers, or where there is a wide bid-ask spread or significant increase in the bid-ask spread.

With respect to the Company’s investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:

•

our quarterly valuation process begins with each portfolio company or investment being initially evaluated and rated by the investment professionals of the Advisor responsible for the portfolio investment;

•

the investment professionals provide recent portfolio company financial statements and other reporting materials to independent valuation firms engaged by our Board of Directors, such firms conduct independent appraisals each quarter and their preliminary valuation conclusions are documented and discussed with the company’s senior management;

•	the audit committee of our Board of Directors reviews the preliminary valuations prepared by the independent valuation firms; and

•

the Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Advisor, the respective independent valuation firms and the audit committee.

Those investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in determining the fair value of our investments include, as relevant and among other factors: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market (as the reporting entity) and enterprise values.

Until the end of the second calendar quarter following its acquisition, each unquoted investment in a new portfolio company generally is valued at cost, which the Advisor believes approximates fair value under the circumstances. As of that date, an independent valuation firm may conduct an initial independent appraisal of the investment.

Accounting Standards Codification (“ASC”) 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”), issued by the Financial Accounting Standards Board (“FASB”), defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. ASC 820-10 defines fair value as the price that a company would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. ASC 820-10 emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of us. Unobservable inputs are inputs that reflect our assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances.

Level 1—Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that a company has the ability to access.

Level 2—Valuations based on unadjusted quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement. The inputs into the determination of fair value may require significant management judgment or estimation.

Transfers between levels, if any, represent the value as of the beginning of the period of any investment where a change in the pricing level occurred from the beginning to the end of the period.

Determinations in connection with offerings

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or sell warrants, options, rights or units to acquire such common stock, at a price below the current net asset value of the common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve our policy and practice of making such sales. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our Board of Directors closely approximates the market value of such securities (less any distributing commission or discount).

We obtained approval at our 2017 Special Meeting of Stockholders to allow us the flexibility, with the approval of our Board of Directors, to sell or otherwise issue shares of our common stock at a price below its then current net asset value per share subject to the policy of our Board of Directors that the Company shall not sell or otherwise issue more than 25% of the Company’s then outstanding shares of common stock (immediately prior to such sale or issuance) at a price below its then current net asset value per share. As a result of obtaining this approval from stockholders, we may issue shares of our common stock at a price below its then current net asset value per share, subject to the foregoing conditions and the determination by our Board of Directors that such issuance and sale is in our and our stockholders’ best interests.

In connection with each offering of shares of our common stock to the extent that we do not have stockholder approval to sell shares of our common stock below net asset value, the Board of Directors or a committee thereof would be required to make the determination that we are not selling shares of our common stock at a price below our then current net asset value at the time at which the sale is made, subject to certain exceptions discussed above. Our Board of Directors will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;

•

our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

•

the magnitude of the difference between the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC and our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and the offering price of the shares of our common stock in the proposed offering.

To the extent that there is even a remote possibility that we may issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our Board of Directors will elect either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

We may, however, subject to the requirements of the 1940 Act, issue rights to acquire our common stock at a price below the current net asset value of the common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our common stockholders. In any such case, the price at which our securities are to be issued and sold may not be less than a price, that in the determination of our Board of Directors, closely approximates the market value of such securities. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current net asset value per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In addition, we note that for us to file a post-effective amendment to this registration statement on Form N-2, we must then be qualified to register our securities on Form S-3. If we raise additional funds by issuing more common stock or warrants or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our common stockholders at that time would decrease, and our common stockholders may experience dilution.

Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of your common shares elects to receive cash by contacting BNY Mellon Investment Servicing (U.S.) Inc., or BMIS, agent for stockholders in administering our amended and restated dividend reinvestment plan, or the plan, all distributions declared for you in common shares of our company will be automatically reinvested by the plan agent in additional common shares of our company. If the registered owner of your common shares elects not to participate in the plan, you will receive all distributions in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by BMIS, as dividend disbursing agent. You may elect not to participate in the plan and to receive all distributions in cash by sending written instructions or by contacting BMIS, as dividend disbursing agent, at the address set forth below. Participation in the plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the plan agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of our company for you. As this approach may cause you to incur brokerage charges or other transaction costs, we recommend that you consult with your broker or financial adviser. If you wish for all distributions declared on your common shares of our company to be automatically reinvested pursuant to the plan, please contact your broker.

The plan agent will open an account for each common stockholder under the plan in the same name in which such common stockholder’s common shares are registered. Whenever we declare a distribution payable in cash, non-participants in the plan will receive cash and participants in the plan will receive the number of common shares referred to below. The common shares will be paid to the plan agent for the participants’ accounts through receipt of additional unissued but authorized common shares or treasury common shares from us. The number of newly issued or treasury common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by 95% of the market price per common share on the payment date for the distribution. Under certain circumstances, this feature of the plan may cause us to issue or sell shares of our common stock at a price that is less than our net asset value per share, which could cause our common stockholders to experience dilution.

The plan agent maintains all stockholders’ accounts in the plan and furnishes written confirmation of all transactions in the accounts, including information needed by stockholders for tax records. Common shares in the account of each plan participant will be held by the plan agent on behalf of the plan participant, and each stockholder proxy will include those shares purchased or received pursuant to the plan. The plan agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the plan in accordance with the instructions of the participants.

In the case of stockholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the plan agent will administer the plan on the basis of the number of common shares certified from time to time by the record stockholder’s name and held for the account of beneficial owners who participate in the plan.

There will be no brokerage charges with respect to common shares issued directly by us. The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. For additional details, see “Material U.S. Federal Tax Matters.” Participants that request a sale of shares through the plan agent are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission.

We reserve the right to amend or terminate the plan. There is no direct service charge to participants in the plan; however, we reserve the right to amend the plan to include a service charge payable by the participants.

All correspondence concerning the plan should be directed to the plan agent at BNY Mellon, c/o Computershare, P.O. Box 43006, Providence, RI 02940-3006.

DESCRIPTION OF OUR CAPITAL STOCK

General

Under the terms of our amended certificate of incorporation, our authorized capital stock will consist solely of 200,000,000 shares of common stock, par value $0.001 per share, of which 72,932,083 shares were outstanding as of May 5, 2017, and 500 shares of preferred stock, par value $0.001 per share, of which no shares were outstanding as of May 5, 2017.

Set forth below are our outstanding classes of capital stock as of May 5, 2017.

	(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Company or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under(3)
BlackRock Capital Investment Corporation	Common Stock	200,000,000	4,551,965	72,932,083

Common stock

Under the terms of our certificate of incorporation, holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders and do not have cumulative voting rights. Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election. Holders of common stock are entitled to receive proportionately any dividends declared by our Board of Directors, subject to any preferential dividend rights of outstanding preferred stock. Upon our liquidation, dissolution or winding up, the holders of common stock are entitled to receive ratably our net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to the rights of the holders of any series of preferred stock which we may designate and issue in the future under the Securities Act of 1933 in specified circumstances. In addition, holders of our common stock may participate in our dividend reinvestment plan.

Preferred stock

Under the terms of our certificate of incorporation, our Board of Directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. The 1940 Act limits the rights and preferences of the preferred stock that our certificate of incorporation may provide and requires, among other things, that immediately after issuance and before any distribution is made with respect to common stock, we meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and our preferred stock we may issue in the future, of at least 200%, and the holder of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and for so long as dividends on the preferred stock are unpaid in an amount equal to two full years of dividends on the preferred stock. The features of the preferred stock will be further limited by the requirements applicable to regulated investment companies under the Code. The purpose of authorizing our board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock.

Delaware law and certain charter and bylaw provisions; anti-takeover measures

We are subject to the provisions of Section 203 of the General Corporation Law of Delaware. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with his affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock. Our amended certificate of incorporation and amended and restated bylaws provide that:

•	the Board of Directors be divided into three classes, as nearly equal in size as possible, with staggered three-year terms;

•	directors may be removed only for cause by the affirmative vote of the holders of 75% of the then outstanding shares of our capital stock entitled to vote; and

•

subject to the rights of any holders of preferred stock, any vacancy on the Board of Directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote a majority of the directors then in office.

The classification of our Board of Directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us. Our certificate of incorporation and bylaws also provide that special meetings of the stockholders may only be called by our Board of Directors, Chairman, Chief Executive Officer or Secretary.

Delaware’s corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Our certificate of incorporation permits our Board of Directors to amend or repeal our bylaws. Our bylaws generally can be amended by approval of at least 66- 2/3% of the total number of authorized directors subject to certain exceptions, including provisions relating to the size of our board, and certain actions requiring board approval, which provisions will require the vote of 75% of our Board of Directors to be amended. The affirmative vote of the holders of at least 66- 2/3% of the shares of our capital stock entitled to vote is required to amend or repeal any of the provisions of our amended and restated bylaws.

Limitations of liability and indemnification

Under our amended certificate of incorporation, we shall fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding by reason of the fact that such person is or was one of our directors or officers. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

We have obtained liability insurance for our officers and directors.

Anti-takeover provisions

Our certificate of incorporation includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of us or to change the composition of our Board of Directors. This could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over us. Such attempts could have the effect of increasing our expenses and disrupting our normal operation. Our Board of Directors is divided into three classes, with the term of one class expiring at each annual meeting of stockholders. At each annual meeting, one class of Directors is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A director may be removed from office by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective director.

In addition, our certificate of incorporation requires the favorable vote of a majority of our Board of Directors followed by the favorable vote of the holders of at least 75% of our outstanding shares of each affected class or series, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of our Directors, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) will be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares, or a principal stockholder, refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of our voting securities.

The 5% holder transactions subject to these special approval requirements are: the merger or consolidation of us or any subsidiary of ours with or into any principal stockholder; the issuance of any of our securities to any principal stockholder for cash, except pursuant to any automatic dividend reinvestment plan or rights offering in which the holder does not increase its percentage of voting securities; the sale, lease or exchange of all or any substantial part of our assets to any principal stockholder, except assets having an aggregate fair market value of less than 5% of our total assets, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to us or any subsidiary of ours, in exchange for our securities, of any assets of any principal stockholder, except assets having an aggregate fair market value of less than 5% of our total assets, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert us to an open-end investment company, to liquidate and dissolve us, to merge or consolidate us with any entity in a transaction as a result of which the governing documents of the surviving entity do not contain substantially the same anti-takeover provisions as described in this prospectus or to amend any of the provisions discussed herein, our certificate of incorporation requires the favorable vote of a majority of our Board of Directors followed by the favorable vote of the holders of at least 75% of our outstanding shares of each affected class or series of our shares, voting separately as a class or series, unless such amendment has been approved by at least 80% of our Directors, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) shall be required. If approved in the foregoing manner, our conversion to an open-end investment company could not occur until 90 days after the stockholders meeting at which such conversion was approved and would also require at least 30 days prior notice to all stockholders. As part of any such conversion, substantially all of our investment policies and strategies and portfolio would have to be modified to assure the degree of portfolio liquidity required for open-end investment companies. In the event of conversion, the common shares would cease to be listed on any national securities exchange or market system. Stockholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. You should assume that it is not likely that our Board of Directors would vote to convert us to an open-end fund.

For the purposes of calculating “a majority of the outstanding voting securities” under our certificate of incorporation, each class and series of our shares will vote together as a single class, except to the extent required by the 1940 Act or our certificate of incorporation, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

Our Board of Directors has determined that provisions with respect to the Board of Directors and the stockholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of stockholders generally. Reference should be made to our certificate of incorporation on file with the SEC for the full text of these provisions.

ISSUANCE OF WARRANTS OR SECURITIES TO SUBSCRIBE FOR OR CONVERTIBLE INTO SHARES OF OUR COMMON STOCK

We have obtained approval at our 2017 Annual Meeting of Stockholders to allow us the flexibility, with the approval of the Board of Directors, to sell or otherwise issue warrants or securities to subscribe for or convertible into shares of our common stock, not exceeding 25% of our then outstanding common stock, at an exercise or conversion price that, at the date of issuance, will not be less than the greater of the market value per share of our common stock and the net asset value per share of our common stock. The authorization we obtained granting us the right to sell or authorize issue warrants or securities to subscribe for or convertible into shares of our common stock has no expiration and is applicable only to such securities. Any exercise of warrants or securities to subscribe for or convertible into shares of our common stock at an exercise or conversion price that is below net asset value at the time of such exercise or conversion would result in an immediate dilution to existing common stockholders. This dilution would include reduction in net asset value as a result of the proportionately greater decrease in the stockholders’ interest in our earnings and assets and their voting interest than the increase in our assets resulting from such offering.

As a result of obtaining this authorization, in order to sell or otherwise issue such securities, (a) the exercise, conversion or subscription rights in such securities must expire by their terms within ten years, (b) with respect to any warrants, options or rights to subscribe or convert to our common stock that are issued along with other securities, such warrants, options or rights must not be separately transferable, (c) the exercise or conversion price of such securities must not be less than the greater of the market value per share of our common stock and the net asset value per share of our common stock at the date of issuance of such securities, (d) the issuance of such securities must be approved by a majority of the Board of Directors who have no financial interest in the transaction and a majority of the non-interested directors on the basis that such issuance is in the best interests of the Company and its stockholders and (e) the number of shares of our common stock that would result from the exercise or conversion of such securities and all other securities convertible, exercisable or exchangeable into shares of our common stock outstanding at the time of issuance of such securities must not exceed 25% of our outstanding common stock at such time.

We could also sell shares of common stock below net asset value per share in certain other circumstances, including through subscription rights issued in rights offerings. See “Description of Our Subscription Rights.”

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our certificate of incorporation authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our Board of Directors is required by Delaware law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the 1940 Act, Delaware law and any other limitations imposed by law.

The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution) and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more.

For any series of preferred stock that we may issue, our Board of Directors will determine and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•

the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are cumulative or non-cumulative and participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board of Directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative dividends, if any, thereon will be cumulative.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common or preferred stock or a specified principal amount of debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

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in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•

in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our Board of Directors approves such issuance on the basis that the issuance is in the best interests of the Company and its stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

We may issue subscription rights to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current net asset value per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In addition, we note that for us to file a post-effective amendment to this registration statement on Form N-2, we must then be qualified to register our securities on Form S-3. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the title of such subscription rights;

•	the exercise price or a formula for the determination of the exercise price for such subscription rights;

•	the number or a formula for the determination of the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights would commence, and the date on which such rights shall expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;

•	if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and

•	any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock or other securities at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby or another report filed with the SEC. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the applicable prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement, we will forward, as soon as practicable, the shares of common stock or other securities purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to stockholders, persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting or other arrangements, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR DEBT SECURITIES

We currently have our Senior Secured Notes and Convertible Notes outstanding; however, we may issue additional debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series. The description below is a summary with respect to future debt securities we may issue and not a summary of our Senior Secured Notes or Convertible Notes. See “The Company—Leverage” for a description of our Senior Secured Notes and Convertible Notes.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture”. An indenture is a contract between us and The Bank of New York, a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default—Remedies if an Event of Default Occurs”. Second, the trustee performs certain administrative duties for us.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest you will need to read the indenture. We have filed the form of the indenture with the SEC. See “Additional Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

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whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to The City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;

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whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	the listing, if any, on a securities exchange; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a business development company, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities”. The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of securities in registered form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

We also will have the option of issuing debt securities in non-registered form as bearer securities if we issue the securities outside the United States to non-U.S. persons. In that case, the prospectus supplement will set forth the mechanics for holding the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities for registered securities of the same series, and for receiving notices. The prospectus supplement will also describe the requirements with respect to our maintenance of offices or agencies outside the United States and the applicable U.S. federal tax law requirements.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name”. Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices,

•	whether it imposes fees or charges,

•	how it would handle a request for the holders’ consent, if ever required,

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Special Situations when a Global Security Will Be Terminated”. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•

An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.

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An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Issuance of securities in registered form” above.

•	An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.

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An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

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The depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.

•	If we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series.

•

An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee.

•

DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.

•

Financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security Will Be Terminated

In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of holders and street name investors under “Issuance of securities in registered form” above.

The special situations for termination of a global security are as follows:

•

if the depositary notifies us that it is unwilling, unable or no longer qualified to continue as depositary for that global security, and we are unable to appoint another institution to act as depositary,

•	if we notify the trustee that we wish to terminate that global security, or

•	if an event of default has occurred with regard to the debt securities represented by that global security and has not been cured or waived; we discuss defaults later under “Events of default.”

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and paying agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, often about two weeks in advance of the interest due date, is called the “record date”. Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest”.

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “Global securities”.

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, NY and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	we do not pay the principal of, or any premium on, a debt security of the series on its due date.

•	we do not pay interest on a debt security of the series within 30 days of its due date.

•	we do not deposit any sinking fund payment in respect of debt securities of the series on its due date.

•

we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series.

•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur.

•	any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

•

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	You must give your trustee written notice that an Event of Default has occurred and remains uncured.

•

The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action.

•	The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.

•	The holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Merger or consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities.

•

The merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded.

•

Under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (i) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture without equally and ratably securing the indenture securities or (ii) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance.

•	We must deliver certain certificates and documents to the trustee.

•	We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•

modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

•

If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval”.

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

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For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

•	For debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement.

•	For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance—Full Defeasance”.

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how- approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current United States federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance”. In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under “Indenture provisions—subordination” below. In order to achieve covenant defeasance, we must do the following:

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If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•

We may be required to deliver to the trustee a legal opinion of our counsel confirming that, under current United States federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in United States federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

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If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

•

We may be required to deliver to the trustee a legal opinion confirming that there has been a change in current United States federal tax law or an Internal Revenue Service ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current United States federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

•

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture provisions—subordination”.

Form, exchange and transfer of certificated registered securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form,

•	without interest coupons, and

•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture provisions—subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness, but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•

our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

The trustee under the indenture

The Bank of New York will serve as the trustee under the indenture. The Bank of New York is one of a number of banks with which we maintain ordinary banking relationships.

Certain considerations relating to foreign currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

Book-entry securities

DTC will act as securities depository for the debt securities. The debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC’s partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC’s participants (“Direct Participants”) deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants’ accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly-owned subsidiary of The Depository Trust & Clearing Corporation (“DTCC”).

DTCC, in turn, is owned by a number of Direct Participants of DTC and Members of the National Securities Clearing Corporation, Fixed Income Clearing Corporation, and Emerging Markets Clearing Corporation (NSCC, FICC, and EMCC, also subsidiaries of DTCC), as well as by the New York Stock Exchange, Inc., the American Stock Exchange LLC, and the Financial Industry Regulatory Authority. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly (“Indirect Participants”). DTC has Standard & Poor’s highest rating: AAA. The DTC Rules applicable to its Participants are on file with the Securities and Exchange Commission. More information about DTC can be found at www.dtcc.com and www.dtc.org.

Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC’s records. The ownership interest of each actual purchaser of each security (“Beneficial Owner”) is in turn to be recorded on the Direct and Indirect Participants’ records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC’s partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC’s records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

Neither DTC nor Cede & Co. (nor such other DTC nominee) will consent or vote with respect to the debt securities unless authorized by a Direct Participant in accordance with DTC’s Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.’s consenting or voting rights to those Direct Participants to whose accounts the debt securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Redemption proceeds, distributions, and dividend payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit Direct Participants’ accounts, upon DTC’s receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC’s records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in “street name,” and will be the responsibility of such Participant and not of DTC nor its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

DTC may discontinue providing its services as securities depository with respect to the debt securities at any time by giving reasonable notice to us or to the trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

The information in this section concerning DTC and DTC’s book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

DESCRIPTION OF OUR UNITS

The following is a general description of the terms of the units we may issue from time to time. Particular terms of any units we offer will be described in the prospectus supplement relating to such units. For a complete description of the terms of particular units, you should read both this prospectus and the prospectus supplement relating to those particular units.

We may issue units comprised of one or more of the other securities described in this prospectus in any combination. Each unit may also include debt obligations of third parties, such as U.S. Treasury securities. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security.

A prospectus supplement will describe the particular terms of any series of units we may issue, including the following:

•

the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances the securities comprising the units may be held or transferred separately;

•	a description of the terms of any unit agreement governing the units;

•	a description of the provisions for the payment, settlement, transfer or exchange of the units; and

•	whether the units will be issued in fully registered or global form.

REGULATION

We are a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisors), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act of 1933. We may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies are fundamental and may be changed without stockholder approval.

Qualifying assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

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Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

•	is organized under the laws of, and has its principal place of business in, the United States;

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is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

•	satisfies any of the following:

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does not have any class of securities listed on a national securities exchange or has any class of securities listed on a national securities exchange but has an aggregate market value of outstanding equity of less than $250 million;

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is controlled by a BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result thereof, the BDC has an affiliated person who is a director of the eligible portfolio company; or

•	is a small and solvent company having total assets of not more than $4 million and capital surplus of not less than $2 million.

•	Securities of any eligible portfolio company which we control.

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Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

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Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

•	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

•	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial assistance to portfolio companies

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in “Regulation—Qualifying assets” above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in highly rated commercial paper, U.S. Government agency notes, U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet certain diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Advisor will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risks—Risks related to our operations as a BDC.”

Code of ethics

We and the Advisor have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy each code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database at http://www.sec.gov. You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy voting policies and procedures

We have delegated our proxy voting responsibility to the Advisor. The Proxy Voting Policies and Procedures of the Advisor are set forth below. The guidelines are reviewed periodically by the Advisor and our independent directors, and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Advisers Act, the Advisor has a fiduciary duty to act solely in our best interests and in the best interests of our stockholders. As part of this duty, the Advisor recognizes that it must vote client securities in a timely manner free of conflicts of interest and in our best interests and the best interests of our stockholders. The Advisor’s Proxy Voting Policies and Procedures have been formulated to ensure decision-making consistent with these fiduciary duties.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy policies

The Advisor evaluates routine proxy matters, such as proxy proposals, amendments or resolutions on a case-by-case basis. Routine matters are typically proposed by management and the Advisor will normally support such matters so long as they do not measurably change the structure, management control, or operation of the corporation and are consistent with industry standards as well as the corporate laws of the state of incorporation.

The Advisor also evaluates non-routine matters on a case-by-case basis. Non-routine proposals concerning social issues are typically proposed by stockholders who believe that the corporation’s internally adopted policies are ill-advised or misguided. If the Advisor has determined that management is generally socially responsible, the Advisor will generally vote against these types of non-routine proposals. Non-routine proposals concerning financial or corporate issues are usually offered by management and seek to change a corporation’s legal, business or financial structure. The Advisor will generally vote in favor of such proposals provided the position of current stockholders is preserved or enhanced. Non-routine proposals concerning stockholder rights are made regularly by both management and stockholders. They can be generalized as involving issues that transfer or realign board or stockholder voting power. The Advisor typically would oppose any proposal aimed solely at thwarting potential takeovers by requiring, for example, super-majority approval. At the same time, the Advisor believes stability and continuity promote profitability. The Advisor’s guidelines in this area seek a middle road and individual proposals will be carefully assessed in the context of their particular circumstances.

The Advisor, through the Administrator’s operations group, has engaged a third-party service provider to assist it in the voting of proxies. This third-party service provider makes recommendations to the Advisor, based on its guidelines, as to how our votes should be cast. These recommendations are then reviewed by the Advisor’s employees, one of whom must approve the proxy vote in writing and return such written approval to the Administrator’s operations group. The Advisor recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of our stockholders. If there is any possibility that a vote may involve a material conflict of interest, prior to approving such vote, the Advisor must consult with its chief compliance officer to determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict. If the conflict is determined not to be material, the Advisor’s employees shall vote the proxy in accordance with the Advisor’s proxy voting policy.

Proxy voting records

You may obtain information about how we voted proxies by making a written request for proxy voting information to:

                             Chief Compliance Officer

                             BlackRock Capital Investment Corporation

                             40 East 52nd Street

                             New York, NY 10022

Other

We have elected to be taxed as a RIC under Subchapter M of the Code. To maintain our RIC status and obtain favorable RIC tax treatment, we must meet certain requirements including source of income, asset diversification and distribution requirements. See “Material U.S. Federal Tax Matters.”

We may be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Board of Directors who are not interested persons and, in some cases, prior approval by the SEC.

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and the Advisor have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, reviewed these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designated a chief compliance officer to be responsible for administering the policies and procedures.

Compliance with the Sarbanes-Oxley Act of 2002 and The NASDAQ Global Select Market Corporate Governance Regulations

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

In addition, The NASDAQ Global Select Market has adopted or is in the process of adopting corporate governance changes to its listing standards. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, the Advisor is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Advisor does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Advisor generally seeks reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Advisor may select a broker based partly on brokerage or research services provided to the Advisor and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Advisor determines in good faith that such commission is reasonable in relation to the services provided.

MATERIAL U.S. FEDERAL TAX MATTERS

The following discussion is a general summary of the material U.S. Federal income tax considerations applicable to us and to an investment in shares of our common stock. This discussion does not purport to deal with all of the U.S. federal income tax consequences applicable to us, or which may be important to particular stockholders in light of their individual investment circumstances or to some types of stockholders subject to special tax rules, such as stockholders subject to the alternative minimum tax, financial institutions, broker-dealers, insurance companies, pension plans and trusts, tax-exempt organizations, partnerships or other pass-through entities, U.S. stockholders (as defined below) whose financial currency is not the U.S. dollar, persons who mark-to-market our shares and persons holding our common shares as part of a “hedge”, “straddle”, “conversion” or other integrated transaction, persons engaged in a trade or business in the United States or persons who have ceased to be U.S. citizens or to be taxed as resident aliens. This discussion assumes that investors hold our common shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. Federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets. It also does not discuss the tax aspects of common or preferred stock sold in units with the other securities being registered.

This summary does not discuss the consequences of an investment in our preferred stock, debt securities, warrants representing rights to purchase shares of our preferred stock, common stock or debt securities, subscription rights, or as units in combination with such securities. The U.S. federal income tax consequences of such an investment will be discussed in a relevant prospectus supplement.

For purposes of this discussion, a “U.S. stockholder” (or in this section, a “stockholder”) is a beneficial holder of shares of our common stock that is for U.S. federal income tax purposes (1) a person who is a citizen or individual resident of the United States, (2) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any state thereof or the District of Columbia, (3) an estate whose income is subject to U.S. federal income tax regardless of its source, or (4) a trust if (a) a U.S. court is able to exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (b) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes. A “non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a partnership and is not a U.S. stockholder.

If a partnership or other entity treated as a partnership for U.S. federal income tax purposes holds the shares of our common stock, the tax treatment of the partnership and each partner generally will depend on the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their independent tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Taxation of the Company as a RIC

We intend to qualify each year to be taxed as a RIC under Subchapter M of the Code. To continue to qualify as a RIC, we must, among other things, (a) qualify to be treated as a business development company or be registered as a management investment company under the 1940 Act at all times during each taxable year,

(b) derive in each taxable year at least 90 percent of our gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gain from options, futures and forward contracts) derived with respect to our business of investing in stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership” (a “QPTP”); and (c) diversify our holdings so that, at the end of each fiscal quarter (i) at least 50 percent of the market value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than 5 percent of the value of our total assets and not more than 10 percent of the outstanding voting securities of such issuer (subject to the exception described below), and (ii) not more than 25 percent of the market value of our total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other regulated investment companies), the securities of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more QPTPs.

In the case of a RIC that furnishes capital to development corporations, there is an exception to the rule relating to the diversification of investments described above. This exception is available only to registered management investment companies that the SEC determines to be principally engaged in the furnishing of capital to other corporations that are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available (“SEC Certification”). We have not yet received SEC Certification, but it is possible that we will receive SEC Certification in future years. If we receive SEC Certification, we generally will be entitled to include in the computation of the 50 percent value of our assets (described in (c)(i) above) the value of any securities of an issuer, whether or not we own more than 10 percent of the outstanding voting securities of the issuer, if the basis of the securities, when added to our basis of any other securities of the issuer that we own, does not exceed 5 percent of the value of our total assets.

As a RIC, in any fiscal year with respect to which we distribute at least 90 percent of the sum of our (i) investment company taxable income (which includes, among other items, dividends, interest, the excess of any net realized short-term capital gains over net realized long-term capital losses and other taxable income (other than any net capital gain), reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) net tax exempt interest (which is the excess of our gross tax exempt interest income over certain disallowed deductions) (the “Annual Distribution Requirement”), we (but not our stockholders) generally will not be subject to U.S. federal income tax on our investment company taxable income and net capital gains that we timely distribute to our stockholders. To the extent that we retain any investment company taxable income or net capital gain (as described below) for investment, we will be subject to U.S. federal income tax. We may choose to retain our net capital gains for investment and pay the associated federal corporate income tax.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy the Annual Distribution Requirement. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior securities.” Moreover, our ability to dispose of assets to meet the Annual Distribution Requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the diversification tests discussed above. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement (as discussed below), we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4 percent excise tax payable by us (the “Excise Tax Avoidance Requirement”). To avoid this tax, we must distribute during each calendar year an amount equal to at least the sum of:

(1) 98 percent of our ordinary income (not taking into account any capital gains or losses) for the calendar year;

(2) 98.2 percent of our capital gains in excess of our capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our fiscal year); and

(3) any undistributed amounts from previous years on which we paid no U.S. federal income tax.

While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4 percent excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

If, in any particular taxable year, we do not qualify as a RIC or do not satisfy the Annual Distribution Requirement, all of our taxable income (including our net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and distributions will be taxable to the stockholders as ordinary dividends to the extent of our current and accumulated earnings and profits. In the case of non-corporate stockholders, such distributions would generally be eligible for the reduced maximum rate applicable to “qualified dividend income”, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our stockholders our accumulated earnings and profits attributable to non-RIC years. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.

We may decide to be taxed as a corporation even if we would otherwise qualify as a RIC.

Company investments

We may make certain investments that would subject us to special provisions of the Code that may, among other things, defer or disallow the use of certain deductions or losses or affect the holding period of securities held by us or the character of the gains or losses realized by us. These provisions may also require that we recognize income or gain without receiving cash with which to make distributions. In particular, we may recognize original issue discount if we acquire zero coupon securities, deferred interest securities or certain other securities, or if we receive warrants in connection with the making of a loan or possibly in other circumstances. Such original issue discount, which could but is not expected to be significant relative to our overall investment activities, generally will be included in income in the taxable year of accrual and before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

Since in certain circumstances we may recognize income before or without receiving cash representing such income, we may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining favorable RIC treatment and for avoiding income and excise taxes. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for favorable RIC treatment and thereby be subject to corporate-level income tax.

In the event we invest in foreign securities, we may be subject to withholding and other foreign taxes with respect to those securities. We do not expect to satisfy the requirement to pass through to our stockholders their share of the foreign taxes paid by us.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. stockholders

Distributions we pay to you from our ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as “ordinary income dividends”) are taxable to you as ordinary income to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock through our dividend reinvestment plan. Due to our expected investments, in general, distributions will not be eligible for the dividends received deduction allowed to corporate stockholders and will not qualify for the reduced rate of tax for qualified dividend income allowed to individuals. Distributions made to you from our net capital gain (which is the excess of net long-term capital gains over net short-term capital losses) (“capital gain dividends”), including capital gain dividends credited to you but retained by us, are taxable to you as long-term capital gains (currently at a reduced maximum rate in the case of individuals, trusts or estates), regardless of the length of time you have owned our shares, and regardless of whether paid in cash or reinvested in additional common stock through our dividend reinvestment plan. Distributions in excess of our earnings and profits will first reduce the adjusted tax basis of your shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to you (assuming the shares are held as a capital asset).

In the event that we retain any net capital gain, we may designate the retained amounts as undistributed capital gains in a notice to our stockholders. If a designation is made, stockholders would include in income, as long-term capital gains, their proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the corporate tax paid by us. In addition, the tax basis of shares owned by a stockholder would be increased by an amount equal to the difference between (i) the amount included in the stockholder’s income as long-term capital gains and (ii) the stockholder’s proportionate share of the corporate tax paid by us.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholders will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

A stockholder will recognize gain or loss on the sale or exchange of our common shares in an amount equal to the difference between the stockholder’s adjusted basis in the shares sold or exchanged and the amount realized on their disposition. Generally, gain recognized by a stockholder on the sale or other disposition of our common shares will result in capital gain or loss to you, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of our shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividends) by you. A loss realized on a sale or exchange of our shares will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to various limitations under the Code.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the reduced maximum rate applicable to “qualified dividend income”). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

Backup Withholding. We may be required to withhold federal income tax (“backup withholding”), currently at a rate of 28%, from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the Internal Revenue Service notifies us that such stockholder has failed to properly report certain interest and dividend income to the Internal Revenue Service and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Backup withholding is not an additional tax, and any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the Internal Revenue Service.

Medicare Tax

Certain U.S. stockholders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a part of their “net investment income,” which includes dividends received from the Fund and capital gains from the sale or other disposition of the Fund’s stock.

Taxation of non-U.S. stockholders

Distributions of our “investment company taxable income” to non-U.S. stockholders, subject to the discussion below, will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States. In this latter case the distributions will be subject to federal income tax at the rates applicable to U.S. stockholders, and will not be subject to federal withholding tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements.

Actual or deemed distributions of our net capital gains to a non-U.S. stockholder, and gains recognized by a non-U.S. stockholder upon the sale of our common stock, generally will not be subject to federal withholding tax and will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States. In this latter case, the distributions or gains, as the case may be, will be subject to federal income tax at the rates applicable to U.S. stockholders, and will not be subject to federal withholding tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain such refund the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed) and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business carried on by the corporate non-U.S. stockholder may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable tax treaty).

The tax consequences to a non-U.S. stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. stockholders should consult their independent tax advisor with respect to the particular tax consequences to them of an investment in our shares.

Ordinary income dividends properly reported by a RIC are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the RIC’s “qualified net interest income” (generally, its U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the RIC is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the RIC’s “qualified short-term capital gains” (generally, the excess of the RIC’s net short-term capital gain over its long-term capital loss for such taxable year). Depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Fund’s distributions will qualify for favorable treatment as qualified net interest income or qualified short-term capital gains.

Under legislation enacted in 2010 and existing guidance thereunder, withholding at a rate of 30% is required on dividends in respect of, and after December 31, 2018, withholding at a rate of 30% will be required on gross proceeds from the sale of, our common stock held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain United States persons or by certain non-U.S. entities that are wholly or partially owned by United States persons and to withhold on certain payments. Accordingly, the entity through which our common stock is held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and after December 31, 2018, gross proceeds from the sale of, our common stock held by an investor that is a non-financial non-U.S. entity will be subject to withholding at a rate of 30%, unless such entity either (i) certifies that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which the applicable withholding agent will in turn provide to the Secretary of the Treasury. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. Non-U.S. stockholders are encouraged to consult with their tax advisers regarding the possible implications of these requirements on their investment in our common stock.

Backup Withholding. A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an Internal Revenue Service Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax, and any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

Non-U.S. persons should consult their independent tax advisor with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in our shares.

The discussion set forth herein does not constitute tax advice, and potential investors should consult their independent tax advisor concerning the tax considerations relevant to their particular situation.

CONFLICTS OF INTEREST

The PNC Financial Services Group, Inc. (“PNC”) has a significant economic interest in BlackRock, Inc., the parent of the Advisor. BlackRock, Inc. and PNC are considered to be affiliated persons of one another under the Investment Company Act. Certain activities of the Advisor, the Sub-Advisors, BlackRock, Inc. and their affiliates (collectively referred to in this section as “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), with respect to the Company and/or other accounts managed by BlackRock or PNC, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock, PNC and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of the Company, are engaged worldwide in businesses, including managing equities, fixed income securities, cash and alternative investments, and banking and other financial services, and have interests other than that of managing the Company. These are considerations of which investors in the Company should be aware, and which may cause conflicts of interest that could disadvantage the Company and its shareholders. These businesses and interests include potential multiple advisory, transactional, financial and other relationships with, or interests in companies and interests in securities or other instruments that may be purchased or sold by the Company.

BlackRock and its Affiliates have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Company and/or that engage in transactions in the same types of securities, currencies and instruments as the Company. One or more Affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case, for the accounts of clients and, in some cases, on a proprietary basis. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which the Company invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which the Company invests, which could have an adverse impact on the Company’s performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of the Company’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Company.

When BlackRock and its Affiliates seek to purchase or sell the same assets for their managed accounts, including the Company, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for the Company. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Company, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding the Company are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates implement a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Company, market impact, liquidity constraints, or other factors could result in the Company receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Company could otherwise be disadvantaged. BlackRock or its Affiliates may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause the Company to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding the Company may benefit other accounts managed by BlackRock or its Affiliates. For example, the sale of a long position or establishment of a short position by the Company may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts or funds, and the purchase of a security or covering of a short position in a security by the Company may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts or funds.

In certain circumstances, BlackRock, on behalf of the Company, may seek to buy from or sell securities to another fund or account advised by BlackRock or an Affiliate. BlackRock may (but is not required to) effect purchases and sales between BlackRock clients or clients of Affiliates (“cross trades”), including the Company, if BlackRock believes such transactions are appropriate based on each party’s investment objectives and guidelines, subject to applicable law and regulation. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit BlackRock’s decision to engage in these transactions for the Company. BlackRock may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

BlackRock and its Affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Company has invested, and those activities may have an adverse effect on the Company. As a result, prices, availability, liquidity and terms of the Company’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or their clients, and transactions for the Company may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of the Company’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by the Company. Moreover, it is possible that the Company will sustain losses during periods in which one or more Affiliates or Affiliate-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

From time to time, the Company may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual requirements applicable to BlackRock or one or more Affiliates or other accounts managed or advised by BlackRock or its Affiliates for clients worldwide, and/or the internal policies of BlackRock and its Affiliates designed to comply with such requirements. As a result, there may be periods, for example, when BlackRock and/or one or more Affiliates will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates are performing services or when position limits have been reached. For example, the investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may limit the investment opportunities for the Company in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

In connection with its management of the Company, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates. BlackRock will not be under any obligation, however, to effect transactions on behalf of the Company in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Company and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Company. The proprietary activities or portfolio strategies of BlackRock and its Affiliates, or the activities or strategies used for accounts managed by them or other client accounts could conflict with the transactions and strategies employed by BlackRock in managing the Company.

In addition, certain principals and certain employees of BlackRock are also principals or employees of Affiliates. As a result, these principals and employees may have obligations to such other entities or their clients and such obligations to other entities or clients may be a consideration of which investors in the Company should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of the Company in which clients of BlackRock or its Affiliates, or, to the extent permitted by the SEC and applicable law, BlackRock or another Affiliate, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Company, and such party may have no incentive to assure that the Company obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by the Company may enhance the profitability of BlackRock or its Affiliates. One or more Affiliates may also create, write or issue derivatives for their clients, the underlying securities, currencies or instruments of which may be those in which the Company invests or which may be based on the performance of the Company. The Company may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Company.

At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Company. To the extent affiliated transactions are permitted, the Company will deal with Affiliates on an arms-length basis.

To the extent authorized by applicable law, one or more Affiliates may act as broker, dealer, agent, lender or adviser or in other commercial capacities for the Company. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel, which may have an adverse effect on the Company.

Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Company as broker, dealer, agent, lender, adviser or in other commercial capacities. No accounting to the Company or its shareholders will be required, and no fees or other compensation payable by the Company or its shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts.

When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Company, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Company. The Company will be required to establish business relationships with its counterparties based on the Company’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with the Company’s establishment of its business relationships, nor is it expected that the Company’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Company’s creditworthiness.

Purchases and sales of securities for the Company may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable or required, or in cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Company will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Company. In addition, under certain circumstances, the Company will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates, to the extent permitted by applicable law) that furnish BlackRock, the Company, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and OTC transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products.

Research or other services obtained in this manner may be used in servicing the Company and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Company based on the amount of brokerage commissions paid by the Company and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Company and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) (including, without limitation, ECNs in which BlackRock or its Affiliates has an investment or other interest, to the extent permitted by applicable law) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Company. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Company, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations.

It is also possible that, from time to time, BlackRock or its Affiliates may, subject to compliance with applicable law, purchase and hold shares of the Company. Increasing the Company’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Company’s expense ratio. BlackRock and its Affiliates reserve the right, subject to compliance with applicable law, to sell at any time some or all of the shares of the Company acquired for their own accounts. A large sale of shares of the Company by BlackRock or its Affiliates could significantly reduce the market price of the Company’s common shares.

It is possible that the Company may invest in securities of, or engage in transactions with, companies with which an Affiliate has developed or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates has significant debt or equity investments or other interests or in which an Affiliate makes a market. The Company also may invest in securities of, or engage in transactions with, companies to which an Affiliate provides or may in the future provide research coverage. Such investments or transactions could cause conflicts between the interests of the Company and the interests of BlackRock, other clients of BlackRock or its Affiliates. In making investment decisions for the Company, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of an Affiliate may limit the Company’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Company. As indicated below, BlackRock or its Affiliates may engage in transactions with companies in which BlackRock-advised funds or other clients of BlackRock or of an Affiliate have an investment.

BlackRock and Chubb Limited (“Chubb”), a public company whose securities are held by BlackRock-advised funds and other accounts, partially funded the creation of a re-insurance company (“Re Co”) pursuant to which each has approximately a 9.9% ownership interest and each has representation on the board of directors. Certain employees and executives of BlackRock have a less than ½ of 1% ownership interest in Re Co. BlackRock manages the investment portfolio of Re Co, which is held in a wholly-owned subsidiary. Re Co participates as a reinsurer with reinsurance contracts underwritten by subsidiaries of Chubb. An independent director of certain BlackRock-advised funds also serves as an independent director of Chubb and has no interest or involvement in the Re Co transaction.

BlackRock and its Affiliates, their personnel and other financial service providers have interests in promoting sales of the Company. With respect to BlackRock and its Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Company or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Company or its shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates and such personnel resulting from transactions on behalf of or management of the Company may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by the Company’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Company’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to the Company’s pricing vendors and/or fund accountants, there may be instances where the Company’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in “Net Asset Value” in the prospectus, when market quotations for investments are not readily available or are believed by BlackRock to be unreliable, the Company’s investments are valued at fair value by BlackRock, in accordance with procedures adopted by the Board. When determining a “fair value price,” BlackRock seeks to determine the price that the Company might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what the Company might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining the Company’s NAV. As a result, the Company’s sale or repurchase of its shares at NAV, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, the Company may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, the Company, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund or other similarly-managed private fund in which it invests, which may result in the Company bearing some additional expenses.

BlackRock and its Affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have conflicts of interest with respect to investments made on behalf of the Company. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock that are the same, different from or made at different times than positions taken for the Company. To lessen the possibility that the Company will be adversely affected by this personal trading, the Company, BlackRock Investments, LLC and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Company’s portfolio transactions. Each Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. Information about accessing documents on the SEC’s website may be obtained by calling the SEC at (800) SEC-0330.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, the Company, except that the Company may in accordance with rules or guidance adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Company as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Company and/or BlackRock by the SEC. These transactions would be effected in circumstances in which BlackRock determined that it would be appropriate for the Company to purchase and another client of BlackRock to sell, or the Company to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of the Company may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making, advisory or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Company may be prohibited from or limited in purchasing or selling securities of that company. In addition, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of the Company, particularly where such services result in BlackRock obtaining material non-public information about the company (e.g., in connection with participation in a creditors’ committee). Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Company wish to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), the Company may purchase securities or instruments that are issued by such companies, are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock or its Affiliates are directors or officers of the issuer.

The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Company. For example, in certain circumstances where the Company invests in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Affiliates (including BlackRock) for their proprietary accounts and for client accounts (including the Company) that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause BlackRock, the Company or other client accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Company) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock on behalf of its clients (including the Company) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients (including the Company), taking into consideration benchmark weight and investment strategy. When ownership in certain securities nears an applicable threshold, BlackRock may limit purchases in such securities to the issuer’s weighting in the applicable benchmark used by BlackRock to manage the Company. If client (including Company) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.

In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.

To the extent permitted by applicable laws, BlackRock and its Affiliates may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates may be paid licensing fees for use of their index or index name. The Affiliates will not be obligated to license their indices to

BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with its Affiliates will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates may not serve as Authorized Participants in the creation and redemption of iShares exchange-traded funds, but may serve as authorized participants of third-party ETFs.

Custody arrangements may lead to potential conflicts of interest with BlackRock where BlackRock has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap expenses of the Company. This is because the custody arrangements with the Company’s custodian may have the effect of reducing custody fees when the Company leave cash balances uninvested. When the Company’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements BlackRock would be required to make to the Company. This could be viewed as having the potential to provide BlackRock an incentive to keep high positive cash balances for Trusts with expense caps in order to offset fund custody fees that BlackRock might otherwise reimburse. However, BlackRock’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to fund performance.

BlackRock may enter into contractual arrangements with third-party service providers to the Company (e.g., custodians and administrators) pursuant to which BlackRock receives fee discounts or concessions in recognition of BlackRock’s overall relationship with such service providers. To the extent that BlackRock is responsible for paying these service providers out of its management fee, the benefits of any such fee discounts or concessions may accrue, in whole or in part, to BlackRock.

BlackRock or its Affiliates own or have an ownership interest in certain trading, portfolio management, operations and/or information systems used by Company service providers. These systems are, or will be, used by the Company service provider in connection with the provision of services to accounts managed by BlackRock and funds managed and sponsored by BlackRock, including the Company, that engage the service provider (typically the custodian). The Company’s service provider remunerates BlackRock or its Affiliates for the use of the systems. The Company service provider’s payments to BlackRock or its Affiliates for the use of these systems may enhance the profitability of BlackRock and its Affiliates.

BlackRock’s or its Affiliates’ receipt of fees from a service provider in connection with the use of systems provided by BlackRock or its Affiliates may create an incentive for BlackRock to recommend that the Company enter into or renew an arrangement with the service provider.

Present and future activities of BlackRock and its Affiliates, including the Advisor and the Sub-Advisors, in addition to those described in this section, may give rise to additional conflicts of interest.

PLAN OF DISTRIBUTION

We may sell the securities in any of three ways (or in any combination): (a) through underwriters or dealers; (b) directly to a limited number of purchasers or to a single purchaser; or (c) through agents. The securities may be sold “at-the-market” to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise. The prospectus supplement will set forth the terms of the offering of such securities, including:

•	the name or names of any underwriters, dealers or agents and the amounts of securities underwritten or purchased by each of them;

•	the offering price of the securities and the proceeds to us and any discounts, commissions or concessions allowed or reallowed or paid to dealers; and

•	any securities exchanges on which the securities may be listed.

Any offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

If underwriters are used in the sale of any securities, the securities will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The securities may be either offered to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, the underwriters’ obligations to purchase the securities will be subject to certain conditions precedent. The underwriters will be obligated to purchase all of the securities if they purchase any of the securities.

In compliance with the guidelines of the Financial Industry Regulatory Authority, or FINRA, the maximum compensation to the underwriters or dealers in connection with the sale of our securities pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 8% of the aggregate offering price of the securities as set forth on the cover page of the supplement to this prospectus.

We may sell the securities through agents from time to time. The prospectus supplement will name any agent involved in the offer or sale of the securities and any commissions we pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.

We may authorize underwriters, dealers or agents to solicit offers by certain purchasers to purchase the securities from us at the public offering price set forth in the prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future. The contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth any commissions we pay for soliciting these contracts.

Agents and underwriters may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act of 1933 or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof. Agents and underwriters may be customers of, engage in transactions with, or perform services for us in the ordinary course of business.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment). We or one of our affiliates may loan or pledge securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our securities or in connection with a simultaneous offering of other securities offered by this prospectus or otherwise.

CUSTODIAN, TRANSFER AGENT AND TRUSTEE

The Bank of New York Mellon, or BNYM, a subsidiary of The Bank of New York Mellon Corporation, provides custodian services to us pursuant to a custodian services agreement. Computershare provides transfer agency services to us under a transfer agency agreement. For the services provided to us by The Bank of New York Mellon Corporation and Computershare each is entitled to monthly fees, comprised of a base fee and transaction-based fees plus reimbursement of reasonable expenses.

LEGAL MATTERS

Certain legal matters in connection with the securities offered by this prospectus will be passed upon for us by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York. Attorneys at Skadden, Arps, Slate, Meagher & Flom LLP involved in the representation of the Company beneficially own less than 0.12 percent of our common stock outstanding at May 5, 2017.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP is our independent registered public accounting firm.

ADDITIONAL INFORMATION

We have filed a registration statement with the SEC on Form N-2, including amendments, relating to the securities we are offering. This prospectus does not contain all of the information set forth in the registration statement, including any exhibits and schedules it may contain. For further information concerning us or the securities we are offering, please refer to the registration statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of any contract or other document filed as an exhibit to the registration statement. Each statement is qualified in all respects by this reference.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Securities Exchange Act of 1934. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington D.C. 20549-0102. In addition, the SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC at http://www.sec.gov.

PRIVACY PRINCIPLES

We are committed to maintaining the privacy of securityholders and to safeguarding our non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our securityholders, although certain nonpublic personal information of our securityholders may become available to us. We do not disclose any nonpublic personal information about our securityholders or former securityholders to anyone, except as permitted by law or as is necessary in order to service securityholders accounts (for example, to a transfer agent or third party administrator).

We restrict access to nonpublic personal information about our securityholders to our investment adviser’s employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our securityholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

BlackRock Capital Investment Corporation:

We have audited the accompanying consolidated statements of assets and liabilities of BlackRock Capital Investment Corporation and subsidiaries (the “Company”), including the consolidated schedules of investments, as of December 31, 2016 and 2015, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2016 and the consolidated financial highlights for each of the five years in the period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments as of December 31, 2016 and 2015, by correspondence with the custodian, loan agents or borrowers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Capital Investment Corporation and subsidiaries as of December 31, 2016 and 2015, and the results of their operations, changes in their net assets, and their cash flows for each of the three years in the period ended December 31, 2016 and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the Company’s internal control over financial reporting as of December 31, 2016, based on the criteria established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated March 8, 2017 expressed an unqualified opinion on the Company’s internal control over financial reporting.

/s/ Deloitte & Touche LLP

New York, New York

March 8, 2017

BlackRock Capital Investment Corporation

Consolidated Statements of Assets and Liabilities

	December 31, 2016	December 31, 2015
Assets
Investments at fair value:
Non-controlled, non-affiliated investments (cost of $586,176,755 and $876,732,386)	$512,308,390	$826,766,931
Non-controlled, affiliated investments (cost of $112,640,458 and $62,003,676)	109,342,171	67,163,896
Controlled investments (cost of $322,768,014 and $214,393,103)	309,472,929	223,065,737

Total investments at fair value (cost of $1,021,585,227 and $1,153,129,165)	931,123,490	1,116,996,564
Cash and cash equivalents	10,707,834	12,414,200
Receivable for investments sold	449,578	1,408,841
Interest and fees receivable	10,750,723	13,531,749
Prepaid expenses and other assets	4,035,866	4,040,147

Total Assets	$957,067,491	$1,148,391,501

Liabilities
Debt	$335,667,906	$362,551,503
Interest payable	3,041,680	7,826,690
Distributions payable	15,262,010	15,560,829
Base management fees payable	4,860,614	5,986,455
Accrued administrative services	—	219,917
Other accrued expenses and payables	1,914,912	2,493,492

Total Liabilities	360,747,122	394,638,886

Net Assets
Common stock, par value $.001 per share, 200,000,000 common shares authorized, 77,228,207 and 76,747,083 issued and 72,676,242 and 74,099,182 outstanding	77,228	76,747
Paid-in capital in excess of par	877,300,709	873,338,049
Undistributed / (Distributions in excess of) net investment income	(7,965,655)	(17,112)
Accumulated net realized loss	(144,527,577)	(60,922,258)
Net unrealized appreciation (depreciation)	(92,261,515)	(38,513,195)
Treasury stock at cost, 4,551,965 and 2,647,901 shares held	(36,302,821)	(20,209,616)

Total Net Assets	596,320,369	753,752,615

Total Liabilities and Net Assets	$957,067,491	$1,148,391,501

Net Asset Value Per Share	$8.21	$10.17

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Consolidated Statements of Operations

	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2014
Investment Income:
Interest income:
Non-controlled, non-affiliated investments	$76,316,526	$94,575,801	$92,181,667
Non-controlled, affiliated investments	5,946,132	5,832,038	5,089,397
Controlled investments	19,794,802	17,902,315	13,293,622

Total interest income	102,057,460	118,310,154	110,564,686

Fee income:
Non-controlled, non-affiliated investments: prepayment fees	3,023,253	2,059,868	7,430,766
Non-controlled, non-affiliated investments: capital structuring fees	1,854,018	1,127,140	7,675,717
Non-controlled, non- affiliated investments: other	2,903,296	2,060,700	2,771,263
Controlled investments	291,640	328,033	3,218,701

Total fee income	8,072,207	5,575,741	21,096,447

Dividend income:
Non-controlled, non-affiliated investments	774,235	1,013,960	224,814
Non-controlled, affiliated investments	1,869,769	1,633,135	2,229,738
Controlled investments	3,565,984	2,877,617	301,914

Total dividend income	6,209,988	5,524,712	2,756,466

Other income	1,100,000	—	—

Total investment income	117,439,655	129,410,607	134,417,599

Expenses:
Base management fees	21,460,909	24,678,087	23,641,231
Legal settlement (See Note 9)	17,500,000	—	—
Incentive management fees	—	(3,189,459)	27,506,031
Interest and credit facility fees	16,661,674	24,290,518	24,586,975
Professional fees	2,544,235	2,081,220	2,220,665
Administrative services	1,333,440	1,614,561	1,955,460
Director fees	706,500	698,500	725,500
Investment advisor expenses	350,004	798,139	729,868
Other	2,846,328	3,247,998	2,680,163

Total expenses	63,403,090	54,219,564	84,045,893

Net Investment Income	54,036,565	75,191,043	50,371,706

Realized and Unrealized Gain (Loss):
Net realized gain (loss):
Non-controlled, non-affiliated investments	(83,048,145)	28,721,448	34,440,557
Non-controlled, affiliated investments	—	121,381,408	14,509,924
Controlled investments	(1,532,024)	(27,845,330)	48,129,867

Net realized gain (loss)	(84,580,169)	122,257,526	97,080,348

Net change in unrealized appreciation (depreciation) on:
Non-controlled, non-affiliated investments	(25,979,691)	(66,265,415)	(7,556,580)
Non-controlled, affiliated investments	(6,008,885)	(114,059,303)	60,637,440
Controlled investments	(21,967,719)	22,751,536	(62,611,683)
Foreign currency translation	207,975	(1,250,303)	(681,195)

Net change in unrealized appreciation (depreciation)	(53,748,320)	(158,823,485)	(10,212,018)

Net realized and unrealized gain (loss)	(138,328,489)	(36,565,959)	86,868,330

Net Increase (Decrease) in Net Assets Resulting from Operations	$(84,291,924)	$38,625,084	$137,240,036

Net Investment Income Per Share—basic	$0.74	$1.01	$0.68

Earnings (Loss) Per Share—basic	$(1.16)	$0.52	$1.84

Average Shares Outstanding—basic	72,757,978	74,576,277	74,539,159

Net Investment Income Per Share—diluted	$0.74	$0.97	$0.67

Earnings (Loss) Per Share—diluted	$(1.16)	$0.54	$1.71

Average Shares Outstanding—diluted	72,757,978	84,473,005	84,435,886

Distributions Declared Per Share	$0.84	$0.84	$0.89

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Consolidated Statements of Changes in Net Assets

	December 31, 2016	December 31, 2015	December 31, 2014
Net Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$54,036,565	$75,191,043	$50,371,706
Net realized gain (loss)	(84,580,169)	122,257,526	97,080,348
Net change in unrealized appreciation (depreciation)	(53,748,320)	(158,823,485)	(10,212,018)

Net increase (decrease) in net assets resulting from operations	(84,291,924)	38,625,084	137,240,036

Distributions to Stockholders from(1):
Net investment income	(61,007,062)	(59,806,876)	(47,252,222)
Distributions in excess of net investment income	—	(2,799,461)	—
Tax return of capital	—	—	(19,069,182)

Total distributions	(61,007,062)	(62,606,337)	(66,321,404)

Capital Share Transactions:
Reinvestment of distributions	3,959,945	3,700,331	4,143,503
Purchases of treasury stock	(16,093,205)	(7,925,631)	(2,807,308)

Net increase (decrease) in net assets resulting from capital share transactions	(12,133,260)	(4,225,300)	1,336,195

Total Increase (Decrease) in Net Assets	(157,432,246)	(28,206,553)	72,254,827
Net assets at beginning of year	753,752,615	781,959,168	709,704,341

Net assets at end of year	$596,320,369	$753,752,615	$781,959,168

Capital Share Activity:
Shares issued from reinvestment of distributions	481,124	440,846	478,545
Purchases of treasury stock	(1,904,064)	(889,286)	(333,108)

Net increase (decrease) in shares outstanding	(1,422,940)	(448,440)	145,437

(1)	Distributions for annual periods determined in accordance with federal income tax regulations.

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Consolidated Statements of Cash Flows

	December 31, 2016	December 31, 2015	December 31, 2014
Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(84,291,924)	$38,625,084	$137,240,036
Adjustments to reconcile net increase (decrease) in net assets resulting from operations:
PIK interest and dividends	(11,958,325)	(10,348,618)	(4,765,115)
Net amortization on investments	(4,563,399)	(3,718,531)	(5,247,327)
Amortization of debt issuance costs	1,640,654	2,081,949	2,113,201
Net change in unrealized (appreciation) depreciation on investments	53,956,295	157,573,182	9,530,823
Net change in unrealized (appreciation) depreciation on foreign currency translation	(207,975)	1,250,303	681,195
Net realized (gain) loss on investments	84,580,169	(122,257,526)	(97,080,348)
Changes in operating assets:
Purchase of investments	(313,451,428)	(301,490,318)	(526,928,302)
Proceeds from disposition of investments	377,154,842	417,736,483	583,539,161
Change in receivable for investments sold	949,318	8,951,361	12,396,084
Change in interest and fees receivable	2,781,026	(112,717)	(2,385,971)
Change in prepaid expenses and other assets	(1,404,519)	2,187,651	(936,558)
Changes in operating liabilities:
Change in payable for investments purchased	—	—	(21,000,000)
Change in interest payable	(4,785,010)	(91,739)	22,413
Change in base management fees payable	(1,125,841)	237,236	(54,278)
Change in incentive management fees payable	—	(37,507,592)	2,782,388
Change in accrued administrative services	(219,917)	(21,583)	(28,500)
Change in other accrued expenses and payables	(205,740)	(328,529)	401,178

Net cash provided by (used in) operating activities	98,848,226	152,766,096	90,280,080

Financing Activities:
Distributions paid in cash	(57,345,936)	(59,000,183)	(65,867,576)
Proceeds from debt	431,884,549	242,247,744	628,246,194
Repayments of debt	(459,000,000)	(326,000,000)	(658,000,000)
Purchase of treasury stock	(16,093,205)	(7,925,631)	(2,807,308)

Net cash provided by (used in) financing activities	(100,554,592)	(150,678,070)	(98,428,690)

Net increase (decrease) in cash	(1,706,366)	2,088,026	(8,148,610)
Cash and cash equivalents, beginning of period	12,414,200	10,326,174	18,474,784

Cash and cash equivalents, end of period	$10,707,834	$12,414,200	$10,326,174

Supplemental disclosure of cash flow information and non-cash financing activities:
Cash paid during period for:
Interest	$18,600,732	$20,891,371	$21,108,094
Taxes	$354,829	$612,338	$228,506
Distributions reinvested	$3,959,945	$3,700,331	$4,143,503

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Consolidated Schedules of Investments

December 31, 2016

Portfolio Company	Industry(a)	Interest Rate	Maturity	Principal Amount or Number of Shares/Units	Cost(b)	Fair Value(c)
Senior Secured Notes—10.7%
Advanced Lighting Technologies, Inc., First Lien(e)(k)	Capital Equipment	10.50%	6/1/19	$20,000,000	$18,682,622	$5,000,000
AGY Holding Corp., Second Lien(g)(k)	Chemicals, Plastics, & Rubber	11.00%	11/15/18	21,762,500	21,396,864	21,109,625
Wink Holdco, Inc., Second Lien(k)	Insurance	11.00% (L + 1000, 1.00% Floor)	9/30/22	37,500,000	36,837,191	37,500,000

Total Senior Secured Notes					76,916,677	63,609,625

Unsecured Debt—21.3%
CB-HDT Holdings, Inc.(h)(k)(q)	Aerospace & Defense	12.00% PIK	12/15/19	4,477,360	4,477,360	4,477,360
Gordon Brothers Finance Company(h)(r)	Finance	12.00% (L + 1100, 1.00% Floor)	10/31/21	87,429,682	87,429,682	87,429,682
SVP Worldwide Ltd.(i)(l)(q)	Consumer Goods: Durable	16.00% (2.50% Cash / 13.50% PIK)	6/27/18	56,657,424	55,262,989	35,410,890

Total Unsecured Debt					147,170,031	127,317,932

Subordinated Debt—4.8%
First Boston Construction Holdings, LLC(h)(l)(q)	Finance	12.00%	12/31/20	28,800,000	28,800,000	28,800,000

Total Subordinated Debt					28,800,000	28,800,000

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Consolidated Schedules of Investments—(Continued)

December 31, 2016

Portfolio Company	Industry(a)	Interest Rate	Maturity	Principal Amount or Number of Shares/Units	Cost(b)	Fair Value(c)
Senior Secured Loans—92.0%(f)
Accriva Diagnostics, Inc., First Lien	Healthcare & Pharmaceuticals	12.25%	1/17/19	$18,900,000	$18,900,000	$18,900,000
AGY Holding Corp., First Lien(g)	Chemicals, Plastics, & Rubber	12.00%	9/15/18	24,021,390	24,021,390	24,021,390
Bankruptcy Management Solutions, Inc., Term Loan A, First Lien(h)	Services: Business	4.50% (L + 350, 1.00% Floor)	6/27/17	736,685	732,879	736,685
Bankruptcy Management Solutions, Inc., Term Loan B, First Lien(h)	Services: Business	7.00% (L + 600,1.00% Floor)	6/27/18	11,271,747	10,648,390	11,271,747
GSE Environmental, Inc., First Lien	Environmental Industries	11.00% (L + 1000, 1.00% Floor)	8/11/21	36,566,118	36,566,118	36,566,118
JLL Pioneer Inc., Second Lien	Construction & Building	9.50% (L+ 850, 1.00% Floor)	12/31/20	20,000,000	20,000,000	20,000,000
K2 Pure Solutions Nocal, L.P., First Lien	Chemicals, Plastics, & Rubber	10.00% (L + 900, 1.00% Floor)	2/19/21	13,000,000	12,878,533	13,000,000
Liberty Tire Recycling Holdco, LLC, First Lien	Environmental Industries	9.00% (L + 800,1.00% Floor)	7/7/20	19,700,000	19,144,826	19,700,000
Loar Group Inc., Second Lien	Aerospace & Defense	10.25% (L + 925,1.00% Floor)	7/12/22	15,000,000	14,743,818	15,000,000
MBS Group Holdings Inc., First Lien(h)	Services: Business	9.00%	6/30/20	40,000,000	40,000,000	40,000,000
Oxford Mining Company, LLC, First Lien(q)	Metals & Mining	12.45% (L + 850, 0.75% Floor Cash / 3.00% PIK)	12/31/18	25,946,053	25,946,053	25,686,593
Paragon Films, Inc., Second Lien	Containers, Packaging, & Glass	11.00% (L + 1000, 1.00% Floor)	6/9/23	20,000,000	20,000,000	20,000,000
Pomeroy Group LLC, Second Lien	Services: Business	11.64% (L + 1000, 1.00% Floor)	11/30/22	27,500,000	27,056,251	27,500,000
Pre-Paid Legal Services, Inc., Second Lien	Services: Consumer	10.25% (L + 900, 1.25% Floor)	7/1/20	32,000,000	31,812,661	32,000,000
Recorded Books Inc., Second Lien	Media: Advertising, Printing & Publishing	9.50% (L + 850, 1.00% Floor)	7/31/22	32,500,000	32,500,000	32,500,000

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Consolidated Schedules of Investments—(Continued)

December 31, 2016

Portfolio Company	Industry(a)	Interest Rate	Maturity	Principal Amount or Number of Shares/Units	Cost(b)	Fair Value(c)
Red Apple Stores Inc., Second Lien(h)(i)(l)	Retail	10.00%	7/24/20	$23,050,000	$23,050,000	$14,291,000
Shoreline Energy LLC, Second Lien(e)(q)(s)	Energy: Oil & Gas	16.00% (Base + 825, 2.25% Floor Cash / 2.00% PIK)	3/30/19	28,240,003	27,236,933	—
SOURCEHOV, LLC, First Lien	Services: Business	7.75% (L + 675, 1.00% Floor)	10/31/19	4,593,750	4,515,865	4,065,468
SOURCEHOV, LLC, Second Lien	Services: Business	11.50% (L + 1050, 1.00% Floor)	4/30/20	5,000,000	4,877,098	3,250,000
Sur La Table, Inc., First Lien	Retail	12.00%	7/28/20	30,000,000	30,000,000	30,000,000
Tri-Anim Health Services, Inc., et al., Second Lien	Healthcare & Pharmaceuticals	10.50% (L + 950,1.00% Floor)	7/28/22	25,000,000	24,571,248	25,000,000
U.S. Anesthesia Partners, Inc., Second Lien	Healthcare & Pharmaceuticals	10.25% (L + 925, 1.00% Floor)	9/24/20	20,000,000	19,685,726	20,000,000
U.S. Well Services, LLC, First Lien(q)(s)	Energy: Oil & Gas	14.11% (L + 1150, 0.50% Floor PIK)	5/2/19	50,083,741	50,083,741	43,572,855
Vertellus Holdings LLC, First Lien(g)	Chemicals, Plastics, & Rubber	10.00% (L + 900, 1.00% Floor)	4/30/18	22,461,298	22,461,298	22,461,298
Vertellus Holdings LLC, Second Lien(g)	Chemicals, Plastics, & Rubber	13.00% (L + 1200, 1.00% Floor)	10/29/21	15,109,890	15,109,890	15,109,890
Water Pik, Inc., Second Lien	Consumer Goods: Durable	9.75% (L + 875, 1.00% Floor)	1/8/21	33,882,271	33,407,686	33,882,271

Total Senior Secured Loans					589,950,404	548,515,315

Preferred Stock—9.7%
Advantage Insurance Inc.(g)(k)	Insurance	8.00% PIK		750,000	9,582,578	8,130,000
CB-HDT Holdings, Inc., Series L(d)(h)	Aerospace & Defense			1,500,000	15,000,000	15,000,000
Gordon Brothers Finance Company(h)(r)	Finance	13.50%		20,497	20,497,135	20,497,135
KAGY Holding Company, Inc. (AGY Holding Corp.)(g)	Chemicals, Plastics, & Rubber	20.00% PIK		22,960	8,090,828	6,422,056
Red Apple Stores Inc.(d)(h)(i)(l)	Retail			6,806,383	—	—

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Consolidated Schedules of Investments—(Continued)

December 31, 2016

Portfolio Company	Industry(a)	Interest Rate	Maturity	Principal Amount or Number of Shares/Units	Cost(b)	Fair Value(c)
USI Senior Holdings, Inc. (United Subcontractors)(d)	Construction & Building			260,798	$5,374,318	$7,823,936

Total Preferred Stock					58,544,859	57,873,127

Common Stock—6.3%(d)
Bankruptcy Management Solutions, Inc.(h)	Services: Business			370,122	16,654,505	19,586,856
CB-HDT Holdings, Inc., Series A(h)	Aerospace & Defense			744,723	7,447,230	7,447,230
Gordon Brothers Finance Company(h)(r)	Finance			10,598	10,598,300	10,598,300
KAGY Holding Company, Inc. (AGY Holding Corp.)(g)	Chemicals, Plastics, & Rubber			3,131,292	—	—
MBS Group Holdings Inc.(h)(p)	Services: Business			8,500	1,000	—
Red Apple Stores Inc.(h)(i)(j)(l)	Retail			8,756,859	6,519,298	—

Total Common Stock					41,220,333	37,632,386

Limited Partnership/Limited Liability Company Interests—11.3%
BCIC Senior Loan Partners, LLC(h)(k)(l)	Finance			42,526,097	42,526,097	41,675,575
ECI Cayman Holdings, LP(d)(i)(k)(l)	High Tech Industries			3,189	2,238,811	2,842,546
ETX Energy, LLC(d)(g)	Energy: Oil & Gas			51,119	—	—
ETX Energy Management Company, LLC(d)(g)	Energy: Oil & Gas			53,815	—	—
First Boston Construction Holdings, LLC(d)(h)(l)	Finance			7,200,000	7,200,000	7,544,001
Higginbotham Investment Holdings, LLC(d)	Insurance			1,163	239,245	1,418,348
Loar Group LLC(d)	Aerospace & Defense			1,500,000	1,500,000	1,683,878
Marsico Holdings, LLC(d)(k)	Finance			91,445	1,848,077	5,487
U.S. Well Services, LLC(k)(m)	Energy: Oil & Gas	8.00% PIK		8,085	9,572,495	—
V Global Holdings LLC(d)(g)(o)	Chemicals, Plastics, & Rubber			12,087,912	11,977,610	12,087,912
Westward Dough Holdings, LLC, Class D(d)(n)	Beverage, Food, & Tobacco			114,706	—	—

Total Limited Partnership/Limited Liability Company Interests					77,102,335	67,257,747

Equity Warrants/Options—0.0%(d)
Bankruptcy Management Solutions, Inc., Tranche A(h)	Services: Business		expire 6/27/18	28,464	375,040	117,358

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Consolidated Schedules of Investments—(Continued)

December 31, 2016

Portfolio Company	Industry(a)	Interest Rate	Maturity	Principal Amount or Number of Shares/Units	Cost(b)	Fair Value(c)
Bankruptcy Management Solutions, Inc., Tranche B(h)	Services: Business		expire 6/27/19	30,654	$342,295	$—
Bankruptcy Management Solutions, Inc., Tranche C(h)	Services: Business		expire 6/27/20	45,981	468,803	—
Facet Investment, Inc.	Healthcare & Pharmaceuticals		expire 1/18/21	1,978	250,000	—
Marsico Parent Superholdco, LLC(k)	Finance		expire 12/14/19	455	444,450	—

Total Equity Warrants/Options					1,880,588	117,358

TOTAL INVESTMENTS—156.1%					$1,021,585,227	931,123,490

OTHER ASSETS & LIABILITIES (NET)—(56.1)%						(334,803,121)

NET ASSETS—100.0%						$596,320,369

(a)	Unaudited.
(b)	Represents amortized cost for fixed income securities and cost for preferred and common stock, limited partnership/limited liability company interests and equity warrants/options.
(c)	Fair value is determined by or under the direction of the Company’s Board of Directors. See Note 2 for further details.
(d)	Non-income producing equity securities at December 31, 2016.
(e)	Non-accrual status at December 31, 2016 and therefore non-income producing. At December 31, 2016, the aggregate fair value and amortized cost of the Company’s debt investments on non-accrual status represents 0.7% and 5.4%, respectively.
(f)	Approximately 77% of the senior secured loans in the Company’s portfolio bear interest at a floating rate that may be determined by reference to the London Interbank Offered Rate (LIBOR) or other base rate (commonly the Federal Funds Rate or the Prime Rate), at the borrower’s option. In addition, 100% of such senior secured loans have floors of 0.50% to 2.25%. The borrower under a senior secured loan generally has the option to select from interest reset periods of one, two, three or six months and may alter that selection at the end of any reset period. The stated interest rate represents the weighted average interest rate at December 31, 2016 of all contracts within the specified loan facility.
(g)	Transaction and other information for “non-controlled, affiliated” investments under the Investment Company Act of 1940, whereby the Company owns 5% or more (but not more than 25%) of the portfolio company’s outstanding voting securities.
(h)	Transaction and other information for “controlled” investments under the Investment Company Act of 1940, whereby the Company owns more than 25% of the portfolio company’s outstanding voting securities.
(i)	Non-U.S. company or principal place of business outside the U.S.
(j)	Original purchase denominated in Canadian dollars.
(k)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. In the aggregate, these securities represent 20.2% of the Company’s net assets at December 31, 2016.
(l)	Investments that the Company has determined are not “qualifying assets” under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of our total assets. The status of these assets under the 1940 Act may be subject to change. The Company monitors the status of these assets on an ongoing basis.
(m)	The Company is the sole stockholder of BKC ASW Blocker, Inc., a consolidated subsidiary, which is the beneficiary of less than 5% of the voting securities of U.S. Well Services, LLC and thus a non-controlled, non-affiliated investment.
(n)	The Company is the sole stockholder of BKC ASW Blocker, Inc., a consolidated subsidiary, which is the beneficiary of less than 5% of the voting securities of Westward Dough Holdings, LLC and thus a non-controlled, non-affiliated investment.
(o)	The Company is the sole stockholder of BKC ASW Blocker, Inc., a consolidated subsidiary, which is the beneficiary of 5% or more (but not more than 25%) of the voting securities of V Global Holdings LLC and thus a non-controlled, affiliated investment.
(p)	The Company is the sole stockholder of BCIC-MBS, LLC, a consolidated subsidiary, which is the beneficiary of more than 25% of the voting securities of MBS Group Holdings Inc. and thus a controlled investment.
(q)	Interest may be paid in cash or payment-in-kind (“PIK”), or a combination thereof which is generally at the option of the borrower. PIK earned is included in the cost basis of the security. PIK represented approximately 8.6% of interest income earned for the year ended December 31, 2016. In accordance with the Company’s policy, PIK may be recorded on an effective yield basis.

The accompanying notes are an integral part of these consolidated financial statements.

							For the Year Ended December 31, 2016
Non-controlled, Affiliated Investments	Fair Value at December 31, 2015	Gross Additions (Cost)*	Gross Reductions (Cost)**	Net Unrealized Gain (Loss)	Fair Value at December 31, 2016		Net Realized Gain (Loss)	Interest Income	Fee Income	Dividend Income
Advantage Insurance Inc.
Preferred Stock	$8,872,757	$709,821	$—	$(1,452,578)	$8,130,000		$—	$—	$—	$709,821
AGY Holding Corp.:
Senior Secured Note	21,327,250	334,527	—	(552,152)	21,109,625		—	2,728,403	—	—
Senior Secured Loan	19,763,384	4,258,006	—	—	24,021,390		—	2,492,602	—	—
KAGY Holding Company, Inc. (AGY Holding Corp.):
Preferred Stock	9,376,565	1,159,948	—	(4,114,457)	6,422,056		—	—	—	1,159,948
Common Stock	—	—	—	—	—		—	—	—	—
ETX Energy, LLC
Limited Liability Co. Interest	—	—	—	—	—	†	—	—	—	—
ETX Energy Management Company, LLC
Limited Liability Co. Interest	—	—	—	—	—	†	—	—	—	—
USI Senior Holdings, Inc.
Preferred Stock	7,823,940	—	(7,823,940)	—	—	††	—	—	—	—
Vertellus Holdings LLC:
Senior Secured Loan, First Lien	—	22,461,298	—	—	22,461,298	†	—	386,833	—	—
Senior Secured Loan, Second Lien	—	15,109,890	—	—	15,109,890	†	—	338,294	—	—
V Global Holdings LLC
Limited Liability Co. Interest	—	11,977,610	—	110,302	12,087,912	†	—	—	—	—

Totals	$67,163,896	$56,011,100	$(7,823,940)	$(6,008,885)	$109,342,171		$—	$5,946,132	$—	$1,869,769

*	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.
**	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.
†	Investment moved into the non-controlled, affiliated category from the non-controlled, non-affiliated category.
††	Investment moved out of the non-controlled, affiliated category into the non-controlled, non-affiliated category.

The aggregate fair value of non-controlled, affiliated investments at December 31, 2016 represents 18.3% of the Company’s net assets.

(r)	This investment is deemed significant under Regulation S-X Rule 4-08(g). Gordon Brothers Finance Company commenced operations on October 31, 2014. The summarized financial information of Gordon Brothers Finance Company for the years ending December 31, 2016 and 2015 is shown below:

	Year ended December 31, 2016	Year ended December 31, 2015
($ in millions)
Total assets	$414.2	$270.5
Total senior debt	$248.9	$135.5
Total revenue	$31.4	$28.7
Net change in owners’ equity resulting from operations	$(7.5)	$(4.8)
Net change in owners’ equity resulting from operations, excluding origination costs, realized & unrealized on foreign currency, unrealized-available for sale assets & provision for loan loss	$(4.7)	$0.4
Provision for loan loss reserves	$0.5	$0.0

Note: Balance sheet amounts are as of period end

(s)	All-in rate includes 2.00% default interest

The accompanying notes are an integral part of these consolidated financial statements.

							For the Year Ended December 31, 2016
Controlled Investments	Fair Value at December 31, 2015	Gross Additions (Cost)*	Gross Reductions (Cost)**	Net Unrealized Gain (Loss)	Fair Value at December 31, 2016		Net Realized Gain (Loss)	Interest Income	Fee Income	Dividend Income
Bankruptcy Management Solutions, Inc.:
Senior Secured Loan, First Lien, A	$1,168,176	$16,028	$(455,331)	$7,812	$736,685		$—	$55,254	$100,000	$—
Senior Secured Loan, First Lien, B	10,289,082	450,000	(289,018)	821,683	11,271,747		—	1,264,867	—	—
Common Stock	32,087,254	—	—	(12,500,398)	19,586,856		—	—	—	—
Warrants	2,474,818	—	—	(2,357,460)	117,358		—	—	—	—
BCIC Senior Loan Partners, LLC
Limited Liability Co. Interest	—	42,526,097	—	(850,522)	41,675,575		—	—	29,268	83,230
CB-HDT Holdings, Inc.:
Unsecured Debt	—	4,477,360	—	—	4,477,360		—	24,885	—	—
Preferred Stock	—	15,000,000	—	—	15,000,000	††	—	—	—	—
Common Stock	—	7,500,000	(52,770)	—	7,447,230	††	(52,770)	—	—	—
First Boston Construction Holdings, LLC:
Subordinated Debt	17,500,000	11,300,000	—	—	28,800,000		—	2,920,400	—	—
Limited Liability Co. Interest	4,375,000	2,825,000	—	344,001	7,544,001		—	—	—	291,667
Gordon Brothers Finance Company:
Unsecured Debt	64,739,544	34,690,877	(12,000,739)	—	87,429,682		—	9,577,284	162,372	—
Preferred Stock	17,460,098	3,037,037	—	—	20,497,135		—	—	—	2,569,439
Common Stock	10,598,300	—	—	—	10,598,300		—	—	—	—
MBS Group Holdings Inc.:
Senior Secured Loan	40,000,000	—	—	—	40,000,000		—	3,660,000	—	—
Common Stock	3,933,465	—	—	(3,933,465)	—		—	—	—	—
Red Apple Stores Inc.:
Senior Secured Loan	18,440,000	—	—	(4,149,000)	14,291,000		—	2,292,112	—	—
Preferred Stock	—	621,649	(1,479,254)	857,605	—	†	(1,479,254)	—	—	621,648
Preferred Stock	—	—	—	—	—		—	—	—	—
Common Stock	—	443,097	(235,122)	(207,975)	—		—	—	—	—

Totals	$223,065,737	$122,887,145	$(14,512,234)	$(21,967,719)	$309,472,929		$(1,532,024)	$19,794,802	$291,640	$3,565,984

*	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.
**	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.
†	Investment no longer held as of December 31, 2016.
††	Investment moved into the controlled category from the non-controlled, non-affiliated category.

The aggregate fair value of controlled investments at December 31, 2016 represents 51.9% of the Company’s net assets.

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Consolidated Schedules of Investments

December 31, 2015

Portfolio Company	Industry(a)	Interest Rate	Maturity	Principal Amount or Number of Shares/Units	Cost(b)	Fair Value(c)
Senior Secured Notes—9.3%
Advanced Lighting Technologies, Inc., First Lien(e)(k)	Capital Equipment	10.50%	6/1/19	$20,000,000	$19,732,622	$12,000,000
AGY Holding Corp., Second Lien(f)(k)	Chemicals, Plastics, & Rubber	11.00%	12/15/16	21,762,500	21,062,337	21,327,250
BPA Laboratories Inc., First Lien(k)	Healthcare & Pharmaceuticals	12.25%	4/1/17	35,078,000	34,770,290	35,078,000
New Gulf Resources, LLC, First Lien(e)(k)	Energy: Oil & Gas	11.75%	5/15/19	21,000,000	20,845,549	1,470,000

Total Senior Secured Notes					96,410,798	69,875,250

Unsecured Debt—16.8%
Gordon Brothers Finance Company(h)(r)	Finance	12.00% (L + 1100, 1.00% Floor)	10/31/21	64,739,544	64,739,544	64,739,544
QHB Holdings LLC(q)	Consumer Goods: Durable	16.00%	12/17/19	20,000,000	20,000,000	20,000,000
SVP Worldwide Ltd.(i)(l)(q)	Consumer Goods: Durable	16.00% (4.00% Cash / 12.00% PIK)	6/27/18	49,687,260	49,687,260	41,737,298

Total Unsecured Debt					134,426,804	126,476,842

Subordinated Debt—5.6%
Automobile Protection Corporation—APCO	Insurance	9.83% (L + 950)	6/17/19	25,000,000	25,000,000	25,000,000
First Boston Construction Holdings, LLC(h)(l)(q)	Finance	12.00%	12/31/20	17,500,000	17,500,000	17,500,000
New Gulf Resources, LLC(e)(k)(q)	Energy: Oil & Gas	12.00% PIK	11/15/19	4,504,974	3,971,479	108,119

Total Subordinated Debt					46,471,479	42,608,119

Senior Secured Loans—100.3%(g)
Accriva Diagnostics, Inc., First Lien	Healthcare & Pharmaceuticals	12.25%	1/17/19	19,950,000	19,950,000	19,950,000
AGY Holding Corp., First Lien(f)	Chemicals, Plastics, & Rubber	12.00%	9/15/16	19,763,384	19,763,384	19,763,384
Al Solutions, Inc., Term Loan B, Second Lien(q)	Metals & Mining	5.00% PIK	12/31/19	78,562	—	—
Bankruptcy Management Solutions, Inc., Term Loan A , First Lien(h)(t)	Services: Business	4.50% (L + 350, 1.00% Floor)	6/27/17	1,192,016	1,172,182	1,168,176

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Consolidated Schedules of Investments—(Continued)

December 31, 2015

Portfolio Company	Industry(a)	Interest Rate	Maturity	Principal Amount or Number of Shares/Units	Cost(b)	Fair Value(c)
Bankruptcy Management Solutions, Inc., Term Loan B, First Lien(h)(t)	Services: Business	7.00% (L + 600, 1.00% Floor)	6/27/18	$11,560,766	$10,487,408	$10,289,082
GSE Environmental, Inc., First Lien	Environmental Industries	11.00% (L + 1000, 1.00% Floor)	8/11/21	42,352,941	42,352,941	42,352,941
Hunter Defense Technologies, Inc., Second Lien	Aerospace & Defense	11.00% (L + 1000, 1.00% Floor)	2/5/20	45,000,000	45,000,000	40,275,000
JLL Pioneer Inc., Second Lien	Construction & Building	9.50% (L+ 850, 1.00% Floor)	12/31/20	20,000,000	20,000,000	20,000,000
K2 Pure Solutions Nocal, L.P., First Lien	Chemicals, Plastics, & Rubber	11.00% (L + 1000, 1.00% Floor)	8/19/19	19,250,000	19,019,041	18,672,500
Learfield Communications, Inc., Second Lien	Media: Advertising, Printing & Publishing	8.75% (L + 775, 1.00% Floor)	10/9/21	2,857,143	2,839,243	2,800,000
Liberty Tire Recycling Holdco, LLC, First Lien	Environmental Industries	9.00% (L + 800, 1.00% Floor)	7/7/20	19,900,000	19,178,831	18,706,000
MBS Group Holdings Inc., First Lien(h)(s)	Services: Business	9.00%	6/30/20	40,000,000	40,000,000	40,000,000
MD America Energy, LLC, First Lien	Energy: Oil & Gas	9.50% (L + 850, 1.00% Floor)	8/4/19	8,095,238	7,806,524	7,650,000
MediMedia USA, Inc., First Lien	Healthcare & Pharmaceuticals	8.00% (L + 675, 1.25% Floor)	11/20/18	8,780,983	8,691,305	8,780,983
MediMedia USA, Inc., Second Lien	Healthcare & Pharmaceuticals	12.25% (L + 1100, 1.25% Floor)	11/20/19	60,000,000	58,925,453	60,000,000
Novolex Holdings, Inc., Second Lien	Containers, Packaging, & Glass	9.75% (L + 875, 1.00% Floor)	6/5/22	5,000,000	4,892,327	4,850,000
Oxford Mining Company, LLC, First Lien(q)	Metals & Mining	12.25% (L + 850, 0.75% Floor Cash / 3.00% PIK)	12/31/18	25,360,035	25,360,035	24,852,835
Pittsburgh Glass Works, LLC, Second Lien	Automotive	10.13% (L + 913, 1.00% Floor)	11/25/21	35,000,000	34,655,979	34,655,979
Pomeroy Group LLC, Second Lien	Services: Business	10.50% (L + 950, 1.00% Floor)	11/30/22	20,000,000	19,605,063	19,605,063

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Consolidated Schedules of Investments—(Continued)

December 31, 2015

Portfolio Company	Industry(a)	Interest Rate	Maturity	Principal Amount or Number of Shares/Units	Cost(b)	Fair Value(c)
Pre-Paid Legal Services, Inc., Second Lien	Services: Consumer	10.25% (L + 900, 1.25% Floor)	7/1/20	$32,000,000	$31,758,881	$31,680,000
Quality Home Brands Holdings LLC, Second Lien	Consumer Goods: Durable	11.75% (L + 1050, 1.25% Floor)	6/17/19	40,000,000	40,000,000	40,000,000
Recorded Books Inc., Second Lien	Media: Advertising, Printing & Publishing	9.50% (L + 850, 1.00% Floor)	7/31/22	32,500,000	32,500,000	32,500,000
Red Apple Stores Inc., Second Lien(h)(i)(l)	Retail	10.00%	1/11/17	23,050,000	23,050,000	18,440,000
Road Infrastructure Investment, LLC, Second Lien	Chemicals, Plastics, & Rubber	7.75% (L + 675, 1.00% Floor)	9/30/21	9,000,000	8,376,258	8,280,000
Shoreline Energy LLC, Second Lien(q)	Energy: Oil & Gas	12.50% (L + 925, 1.25% Floor Cash / 2.00% PIK)	3/30/19	27,572,137	27,087,183	24,677,063
SOURCEHOV, LLC, First Lien	Services: Business	7.75% (L + 675, 1.00% Floor)	10/31/19	4,843,750	4,732,352	4,359,375
SOURCEHOV, LLC, Second Lien	Services: Business	11.50% (L + 1050, 1.00% Floor)	4/30/20	5,000,000	4,840,013	4,350,000
Sur La Table, Inc., First Lien	Retail	12.00%	7/28/17	50,000,000	50,000,000	49,500,000
U.S. Anesthesia Partners, Inc., Second Lien	Healthcare & Pharmaceuticals	10.25% (L + 925, 1.00% Floor)	12/14/21	20,000,000	19,604,164	19,604,164
U.S. Well Services, LLC, First Lien	Energy: Oil & Gas	12.00% (L + 1150, 0.50% Floor)	5/2/19	48,920,836	48,920,836	48,431,628
Vertellus Specialties Inc., First Lien	Chemicals, Plastics, & Rubber	10.50% (L + 950, 1.00% Floor)	10/31/19	54,312,500	54,312,500	43,993,125
Water Pik, Inc., Second Lien	Consumer Goods: Durable	9.75% (L + 875, 1.00% Floor)	1/8/21	36,207,525	35,572,858	36,207,525

Total Senior Secured Loans					780,454,761	756,394,823

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Consolidated Schedules of Investments—(Continued)

December 31, 2015

Portfolio Company	Industry(a)	Interest Rate	Maturity	Principal Amount or Number of Shares/Units	Cost(b)	Fair Value(c)
Preferred Stock—5.8%
Advantage Insurance Holdings Ltd.(f)(i)(k)(l)	Insurance	8.00% PIK		750,000	$8,872,757	$8,872,757
KAGY Holding Company, Inc. (AGY Holding Corp.)(f)	Chemicals, Plastics, & Rubber	20.00% PIK		22,960	6,930,880	9,376,565
Gordon Brothers Finance Company(h)(r)	Finance	13.50%		17,460	17,460,098	17,460,098
Red Apple Stores Inc.(h)(i)(l)	Retail	12.00% PIK		6,806,383	857,605	—
USI Senior Holdings, Inc. (United Subcontractors)(d)(f)	Construction & Building			260,798	5,374,318	7,823,940

Total Preferred Stock					39,495,658	43,533,360

Common Stock—6.2%(d)
Bankruptcy Management Solutions, Inc.(h)(t)	Services: Business			369,456	16,654,505	32,087,254
DynaVox Inc.	Healthcare & Pharmaceuticals			272,368	758,069	10,895
Gordon Brothers Finance Company(h)(r)	Finance			10,598	10,598,300	10,598,300
MBS Group Holdings Inc.(h)(p)(s)	Services: Business			8,500	1,000	3,933,465
Red Apple Stores Inc.(h)(i)(j)(l)	Retail			8,756,859	6,311,323	—
Tygem Holdings, Inc., Class A	Metals & Mining			30,000	—	—

Total Common Stock					34,323,197	46,629,914

Limited Partnership/Limited Liability Company Interests—3.8%
ECI Cayman Holdings, LP(d)(i)(k)(l)	High Tech Industries			3,184	2,238,811	2,902,184
First Boston Construction Holdings, LLC(d)(h)(l)	Finance			4,375,000	4,375,000	4,375,000
Higginbotham Investment Holdings, LLC(d)	Insurance			1,163	511,047	1,560,464
Marsico Holdings, LLC(d)(k)	Finance			91,445	1,848,077	5,487
Sentry Security Systems Holdings, LLC(d)(m)	Services: Business			147,271	147,271	27,331
Sentry Security Systems Holdings, LLC(m)	Services: Business	8.00% PIK		602,729	1,195,193	1,195,193
U.S. Well Services, LLC(k)(n)	Energy: Oil & Gas	8.00% PIK		8,085	8,838,976	18,487,779
Westward Dough Holdings, LLC, Class D(d)(o)	Beverage, Food, & Tobacco			114,706	—	—

Total Limited Partnership/Limited Liability Company Interests					19,154,375	28,553,438

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Consolidated Schedules of Investments—(Continued)

December 31, 2015

Portfolio Company	Industry(a)	Interest Rate	Maturity	Principal Amount or Number of Shares/Units	Cost(b)	Fair Value(c)
Equity Warrants/Options—0.4%(d)
Bankruptcy Management Solutions, Inc., Tranche A(h)(t)	Services: Business		expire 6/27/18	28,464	$375,040	$1,168,863
Bankruptcy Management Solutions, Inc., Tranche B(h)(t)	Services: Business		expire 6/27/19	30,654	342,295	798,544
Bankruptcy Management Solutions, Inc., Tranche C(h)(t)	Services: Business		expire 6/27/20	45,981	468,803	507,411
Facet Investment, Inc.	Healthcare & Pharmaceuticals		expire 1/18/21	1,978	250,000	—
Marsico Parent Superholdco, LLC(k)	Finance		expire 12/14/19	455	444,450	—
New Gulf Resources, LLC(k)	Energy: Oil & Gas		expire 5/9/24	4,000	506,505	—
Twin River Worldwide Holdings, Inc., Contingent Value Rights	Hotel, Gaming, & Leisure		expire 11/5/17	1,000	5,000	450,000

Total Equity Warrants/Options					2,392,093	2,924,818

TOTAL INVESTMENTS—148.2%					$1,153,129,165	1,116,996,564

OTHER ASSETS & LIABILITIES (NET)—(48.2)%						(363,243,949)

NET ASSETS—100.0%						$753,752,615

(a)	Unaudited
(b)	Represents amortized cost for fixed income securities and cost for preferred and common stock, limited partnership/limited liability company interests and equity warrants/options.
(c)	Fair value is determined by or under the direction of the Company’s Board of Directors. See Note 2 for further details.
(d)	Non-income producing equity securities at December 31, 2015.
(e)	Non-accrual status at December 31, 2015 and therefore non-income producing. At December 31, 2015, the aggregate fair value and amortized cost of the Company’s debt investments on non-accrual status represents 1.4% and 4.2% of total debt investments at fair value and amortized cost, respectively.
(f)	Transaction and other information for “non-controlled, affiliated” investments under the Investment Company Act of 1940, whereby the Company owns 5% or more (but not more than 25%) of the portfolio company’s outstanding voting securities.
(g)	Approximately 81% of the senior secured loans in the Company’s portfolio companies bear interest at a floating rate that may be determined by reference to the London Interbank Offered Rate (LIBOR) or other base rate (commonly the Federal Funds Rate or the Prime Rate), at the borrower’s option. In addition, approximately 100% of such senior secured loans have floors of 0.50% to 1.25%. The borrower under a senior secured loan generally has the option to select from interest reset periods of one, two, three or six months and may alter that selection at the end of any reset period. The stated interest rate represents the weighted average interest rate at December 31, 2015 of all contracts within the specified loan facility.
(h)	Transaction and other information for “controlled” investments under the Investment Company Act of 1940, whereby the Company owns more than 25% of the portfolio company’s outstanding voting securities.
(i)	Non-U.S. company or principal place of business outside the U.S.
(j)	Original purchase denominated in Canadian dollars.
(k)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. In the aggregate, these securities represent 13.3% of the Company’s net assets at December 31, 2015.
(l)	BDCs are required to invest at least 70% of their total assets primarily in securities of private or thinly traded U.S. public companies, cash, cash equivalents, U.S. Government securities and other high quality debt investments that mature in one year or less. The securities referenced represent either fully or partially non-qualified assets for purposes of this requirement.
(m)	The Company is the sole stockholder of BKC ASW Blocker, Inc., a consolidated subsidiary, which is the beneficiary of less than 5% of the voting securities of Sentry Security Systems Holdings, LLC and thus a non-controlled, non-affiliated investment.

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Consolidated Schedules of Investments—(Continued)

December 31, 2015

(n)	The Company is the sole stockholder of BKC ASW Blocker, Inc., a consolidated subsidiary, which is the beneficiary of less than 5% of the voting securities of U.S. Well Services, LLC and thus a non-controlled, non-affiliated investment.
(o)	The Company is the sole stockholder of BKC ASW Blocker, Inc., a consolidated subsidiary, which is the beneficiary of less than 5% of the voting securities of Westward Dough Holdings, LLC and thus a non-controlled, non-affiliated investment.
(p)	The Company is the sole stockholder of BCIC-MBS, LLC, a consolidated subsidiary, which is the beneficiary of more than 25% of the voting securities of MBS Group Holdings Inc. and thus a controlled investment.
(q)	Interest may be paid in cash or PIK, or a combination thereof which is generally at the option of the borrower. PIK earned is included in the cost basis of the security. PIK represented approximately 4.8% of interest income earned for the twelve months ended December 31, 2015. In accordance with the Company’s policy, PIK may be recorded on an effective yield basis.

The accompanying notes are an integral part of these consolidated financial statements.

							For the Year Ended December 31, 2015
Non-controlled, Affiliated Investments	Fair Value at December 31, 2014	Gross Additions (Cost)*	Gross Reductions (Cost)**	Net Unrealized Gain (Loss)	Fair Value at December 31, 2015		Net Realized Gain (Loss)	Interest Income	Fee Income	Dividend Income
Advantage Insurance Holdings Ltd.:
Subordinated Debt	$3,000,000	$—	$(3,000,000)	$—	$—	†	$—	$92,753	$—	$—
Preferred Stock	8,379,450	657,169	—	(163,862)	8,872,757		—	—	—	657,171
AGY Holding Corp.:
Senior Secured Note	20,021,500	799,933	—	505,817	21,327,250		—	3,187,159	—	—
Senior Secured Loan	19,763,384	—	—	—	19,763,384		—	2,408,478	—	—
KAGY Holding Company, Inc. (AGY Holding Corp.)
Preferred Stock	3,266,124	975,963	—	5,134,478	9,376,565		—	—	—	975,964
M&M Tradition Holdings Corp.
Common Stock	13,500,000	—	(5,000,000)	(8,500,000)	—	†	9,286,910	—	—	—
Penton Business Media Holdings, LLC
Limited Liability Co. Interest	70,182,000	—	(9,050,000)	(61,132,000)	—	†	61,132,000	—	—	—
United Subcontractors, Inc.
Senior Secured Loan	6,349,276	53,690	(6,349,276)	(53,690)	—	†	—	143,648	—	—
USI Senior Holdings, Inc.:
Common Stock	58,869,933	—	(9,019,888)	(49,850,045)	—	†	50,962,498	—	—	—
Preferred Stock	7,823,940	1	—	(1)	7,823,940		—	—	—	—

Totals	$211,155,607	$2,486,756	$(32,419,164)	$(114,059,303)	$67,163,896		$121,381,408	$5,832,038	$—	$1,633,135

*	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, payment-in-kind (“PIK”) interest or dividends, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.
**	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.
†	Investment no longer held as of December 31, 2015.

The aggregate fair value of non-controlled, affiliated investments at December 31, 2015 represents 8.9% of the Company’s net assets.

(r)	This investment is deemed significant under Regulation S-X Rule 4-08(g). Gordon Brothers Finance Company commenced operations on October 31, 2014, therefore historical data is limited. The summarized financial information of Gordon Brothers Finance Company for the years ending December 31, 2015 and 2014 is shown below:

	Year ended December 31, 2015	Year ended December 31, 2014
($ in millions)
Total assets	$270.5	$265.1
Total senior debt	$135.5	$121.5
Total revenue	$28.7	$5.5
Net change in owners’ equity resulting from operations	$(4.8)	$0.1
Net change in owners’ equity resulting from operations, excluding origination costs, realized & unrealized on foreign currency, unrealized-available for sale assets & provision for loan loss	$0.4	$0.6
Provision for loan loss reserves	$0.0	$0.0

Note: Balance sheet amounts are as of period end

The accompanying notes are an integral part of these consolidated financial statements.

							For the Year Ended December 31, 2015
Controlled Investments	Fair Value at December 31, 2014	Gross Additions (Cost)*	Gross Reductions (Cost)**	Net Unrealized Gain (Loss)	Fair Value at December 31, 2015		Net Realized Gain (Loss)	Interest Income	Fee Income	Dividend Income
Bankruptcy Management Solutions, Inc.:
Senior Secured Loan, First Lien, A	$1,875,837	$49,232	$(741,838)	$(15,055)	$1,168,176		$—	$115,335	$100,000	$—
Senior Secured Loan, First Lien, B	10,197,193	486,112	(296,434)	(97,789)	10,289,082		—	1,319,574	—	—
Common Stock	23,997,165	—	—	8,090,089	32,087,254		—	—	—	—
Warrants	2,206,924	—	—	267,894	2,474,818		—	—	—	—
First Boston Construction Holdings, LLC:
Subordinated Debt	—	17,500,000	—	—	17,500,000		—	23,333	—	—
Limited Liability Co. Interest	—	4,375,000	—	—	4,375,000		—	—	—	—
Gordon Brothers Finance Company:
Unsecured Debt	71,032,057	25,816,514	(32,109,027)	—	64,739,544		—	8,815,337	228,033	—
Preferred Stock	12,985,556	4,474,542	—	—	17,460,098		—	—	—	2,224,205
Common Stock	10,598,300	—	—	—	10,598,300		—	—	—	—
MBS Group Holdings Inc.:
Senior Secured Loan	—	40,000,000	—	—	40,000,000		—	1,850,000	—	—
Common Stock	—	1,000	—	3,932,465	3,933,465		—	—	—	—
Red Apple Stores Inc.:
Unsecured Debt	3,273,054	130,138	(6,582,092)	3,178,900	—	†	(6,377,901)	130,138	—	—
Senior Secured Loan	21,800,000	1,250,000	—	(4,610,000)	18,440,000		—	2,352,895	—	—
Preferred Stock	—	857,606	(1)	(857,605)	—		—	—	—	653,412
Common Stock	—	122,420	(1,372,723)	1,250,303	—		—	—	—	—
WBS Group LLC:
Senior Secured Loan, First Lien	27,284,255	—	(27,284,255)	—	—	†	—	1,303,202	—	—
Senior Secured Loan, Second Lien	20,249,190	89,650	(24,922,850)	4,584,010	—	†	(12,207,105)	1,409,389	—	—
Limited Liability Co. Interest	—	—	(1,000)	1,000	—	†	—	—	—	—
Westward Dough Operating Company, LLC
Senior Secured Loan	6,590,896	—	(6,590,896)	—	—	†	—	583,112	—	—
Westward Dough Holdings, LLC
Limited Liability Co. Interest	2,233,000	—	(9,260,324)	7,027,324	—	†	(9,260,324)	—	—	—

Totals	$214,323,427	$95,152,214	$(109,161,440)	$22,751,536	$223,065,737		$(27,845,330)	$17,902,315	$328,033	$2,877,617

*	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company into this category from a different category.
**	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and the movement of an existing portfolio company out of this category into a different category.
†	Investment no longer held at December 31, 2015.

The aggregate fair value of controlled investments at December 31, 2015 represents 29.6% of the Company’s net assets.

The accompanying notes are an integral part of these consolidated financial statements.

(s)	On June 30, 2015, our investment previously made in WBS Group LLC was restructured into an investment in its affiliate, MBS Group Holdings Inc., which is deemed significant under Regulation S-X Rule 4-08(g) for the year ending December 31, 2015. Accordingly, shown below is aggregate summarized financial information for the years ending December 31, 2015, 2014 and 2013:

	Year ended December 31, 2015	Year ended December 31, 2014	Year ended December 31, 2013
($ in millions)
Total assets	$37.5	$41.7
Total liabilities	$50.1	$62.9
Total revenue	$26.9	$26.9	$30.6
Gross profit	$21.9	$22.3	$25.0
EBITDA	$6.6	$6.4	$6.6
Net income (loss)	$4.6	$(2.9)	$(2.4)

Note: Balance sheet amounts are as of period end

(t)	Our investment in Bankruptcy Management Solutions, Inc. is deemed significant under Regulation S-X Rule 4-08(g) for the year ending December 31, 2015. Accordingly, shown below is aggregate summarized financial information for the years ending December 31, 2015, 2014 and 2013:

	Year ended December 31, 2015	Year ended December 31, 2014	Year ended December 31, 2013
($ in millions)
Total assets	$175.9	$188.8
Total liabilities	$148.1	$162.4
Total revenue	$34.2	$33.3	$29.9
EBITDA, before non-recurring items	$15.0	$13.8	$11.3
Net income (loss)	$0.9	$(1.5)	$(11.3)

Note: Balance sheet amounts are as of period end

The accompanying notes are an integral part of these consolidated financial statements.

BlackRock Capital Investment Corporation

Notes to Consolidated Financial Statements

1. Organization

BlackRock Capital Investment Corporation and subsidiaries (the “Company”) was organized as a Delaware corporation on April 13, 2005 and was initially funded on July 25, 2005. The Company has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). In addition, for tax purposes the Company has qualified and has elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986 (the “Code”).

The Company’s investment objective is to generate both current income and capital appreciation through debt and equity investments. The Company invests primarily in middle-market companies in the form of senior and junior secured and unsecured debt securities and loans, each of which may include an equity component, and by making direct preferred, common and other equity investments in such companies.

On July 25, 2005, the Company completed a private placement of 35,366,589 shares of its common stock at a price of $15.00 per share receiving net proceeds of approximately $529 million. On July 2, 2007, the Company completed an initial public offering through which it sold an additional 10,000,000 shares of its common stock at a price of $16.00 per share and listed its shares on the NASDAQ Global Select Market.

The accompanying consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

2. Significant accounting policies

Basis of Presentation

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ and such differences could be material.

The Company is an investment company following the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Company (“ASC 946”). The accompanying consolidated financial statements include the accounts of the Company and its subsidiaries, which were established to hold certain investments of the Company. The Company owns 100% of each subsidiary and, as such, the subsidiaries are consolidated into the Company’s consolidated financial statements. The subsidiaries hold investments which are treated as pass through entities for tax purposes. By investing through these 100% owned subsidiaries, the Company is able to benefit from corporate tax treatment for these entities and thereby create a tax structure that is more advantageous with respect to the RIC status of the Company. Transactions between subsidiaries, to the extent they occur, are eliminated in consolidation.

Expenses are recorded on an accrual basis.

Investments

Security transactions are accounted for on the trade date unless there are substantial conditions to the purchase. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized. Realized gains or losses on the disposition of investments are calculated using the specific identification method.

Investments for which market quotations are readily available are valued at such market quotations unless they are deemed not to represent fair value. The Company obtains market quotations, when available, from an independent pricing service or one or more broker-dealers or market makers and utilizes the average of the range of bid and ask quotations. Debt and equity securities for which market quotations are not readily available or for which market quotations are deemed not to represent fair value are valued at fair value as determined in good faith by or under the direction of the Company’s Board of Directors.

Because the Company expects that there will not be a readily available market for substantially all of the investments in its portfolio, the Company expects to value substantially all of its portfolio investments at fair value as determined in good faith by or under the direction of the Board of Directors using a consistently applied valuation process in accordance with a documented valuation policy that has been reviewed and approved by the Board of Directors. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the values that the Company may ultimately realize.

In addition, changes in the market environment and other events may have differing impacts on the market quotations used to value some of the Company’s investments than on the fair values of the Company’s investments for which market quotations are not readily available. Market quotations may be deemed not to represent fair value in certain circumstances where the Company’s investment advisor believes that facts and circumstances applicable to an issuer, a seller or purchaser or the market for a particular security cause current market quotations to not reflect the fair value of the security. Examples of these events could include cases where a security trades infrequently causing a quoted purchase or sale price to become stale, where there is a “forced” sale by a distressed seller, where market quotations vary substantially among market makers, or where there is a wide bid-ask spread or significant increase in the bid-ask spread.

With respect to the Company’s investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value, the Board of Directors has approved a multi-step valuation process applied each quarter, as described below:

(i)	The quarterly valuation process begins with each portfolio company or investment being initially evaluated and rated by the investment professionals of the Advisor responsible for the portfolio investment;

(ii)	The investment professionals provide recent portfolio company financial statements and other reporting materials to independent valuation firms engaged by the Board of Directors, such firms conduct independent appraisals each quarter and their preliminary valuation conclusions are documented and discussed with senior management of the Advisor;

(iii)	The Audit Committee of the Board of Directors reviews the preliminary valuations prepared by the independent valuation firms; and

(iv)	The Board of Directors discusses valuations and determines the fair value of each investment in the portfolio in good faith based on the input of the Advisor, the respective independent valuation firms and the Audit Committee.

Those investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that the Company may take into account in determining the fair value of its investments include, as relevant and among other factors: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, (e.g. non-performance risk), its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, the Company’s principal market (as the reporting entity) and enterprise values.

Until the end of the second calendar quarter following its acquisition, each unquoted investment in a new portfolio company generally is held at amortized cost, which the Advisor believes approximates fair value under the circumstances. As of that date, an independent valuation firm conducts an initial independent appraisal of the investment.

Accounting Standards Codification 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”), issued by the Financial Accounting Standards Board, defines fair value, establishes a framework for measuring fair value and requires disclosures about fair value measurements. See note 10 for further details.

Cash and Cash Equivalents

Cash and cash equivalents include short-term liquid overnight investments with original maturities of three months or less and may not be insured by the FDIC or may exceed federally insured limits.

Revenue recognition

Interest income is recorded on an accrual basis and includes amortization of premiums and accretion of discounts. Discounts and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security. Discounts and premiums are determined based on the cash flows expected to be received for a particular investment upon maturity.

Dividend income is recorded on the ex-dividend date and is adjusted to the extent that the Company expects to collect such amounts. For loans and securities with PIK income, which represents contractual interest or dividends accrued and added to the principal balance and generally due at maturity, such income is accrued only to the extent that the Advisor believes that the PIK income is likely to be collected. To maintain the Company’s status as a RIC, this non-cash source of income must be paid out to stockholders in the form of distributions, even though the Company has not yet collected the cash.

Fee income, such as structuring fees, origination, closing, commitment and other upfront fees are generally non-recurring and are recognized as revenue when earned. In instances where the Company does not perform significant services in connection with the related investment, fees paid to the Company may be deferred and amortized over the estimated life of the investment. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, structuring, closing, commitment and other upfront fees are recorded as income.

U.S. Federal income taxes

The Company has elected to be treated as a RIC under Subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs.

In order to qualify for favorable tax treatment as a RIC, the Company is required to distribute annually to its stockholders at least 90% of its investment company taxable income, as defined by the Code. To avoid federal excise taxes, the Company must distribute annually at least 98% of our ordinary income and 98.2% of net capital gains from the current year and any undistributed ordinary income and net capital gains from the preceding years. The Company, at its discretion, may carry forward taxable income in excess of calendar year distributions and pay a 4% excise tax on this income. If the Company chooses to do so, all other things being equal, this would increase expenses and reduce the amount available to be distributed to stockholders. The Company will accrue excise tax on estimated undistributed taxable income as required.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined in accordance with GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital in excess of par or accumulated net realized loss, as appropriate, in the period that the differences arise. Temporary and permanent differences are primarily attributable to differences in the tax treatment of certain loans and the tax characterization of income and non-deductible expenses. These differences are generally determined in conjunction with the preparation of the Company’s annual RIC tax return.

Book and tax basis differences relating to stockholder distributions and other permanent book and tax differences are reclassified among the Company’s capital accounts. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from GAAP.

The final tax characterization of distributions is determined after the fiscal year and is reported in the Company’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. To the extent that distributions exceed the Company’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital. Distributions that exceed a Company’s taxable income but do not exceed the Company’s current and accumulated earnings and profits, may be classified as ordinary income which is taxable to shareholders.

ASC 740-10, Income Taxes (“ASC 740-10”) clarifies the accounting for income taxes by prescribing the minimum recognition threshold an uncertain tax position is required to meet before tax benefits associated with such uncertain tax position are recognized in the consolidated financial statements. Based on its analysis of its tax position, the Company has concluded that it does not have any uncertain tax positions that met the recognition or measurement criteria of ASC 740-10.

The Company files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Company’s U.S. federal income tax returns remains open for each of the four years ended December 31, 2016. The statute of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

At December 31, 2016, the Company had a net capital loss carryforward of $123,978,507, which can be used to offset future capital gains. If not utilized against future gains, $32,937,589 of this amount is due to expire on December 31, 2018.

Distributions to Common Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a distribution is determined by the Board of Directors. Net realized capital gains, if any, generally are distributed at least annually, although the Company may decide to retain such capital gains for investment.

The Company has adopted a dividend reinvestment plan that provides for reinvestment of distributions on behalf of stockholders, unless a stockholder elects to receive cash. As a result, if the Board of Directors authorizes, and the Company declares, a cash distribution, then stockholders who have not “opted out” of the dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of Common Stock, rather than receiving the cash distributions.

Foreign Currency

Foreign currency amounts are translated into United States dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities—at the spot exchange rate on the last business day of the period; and

(ii)	purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions, income or expenses.

Although net assets and fair values are presented based on the applicable foreign exchange rates described above, the Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair values of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Investments denominated in foreign currencies and foreign currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

Debt Issuance Costs

Debt issuance costs are amortized over the term of the related debt using the straight line method, which approximates the effective interest rate method.

Equity Offering Expenses

The Company records registration expenses related to its shelf registration statement and related SEC filings as prepaid assets. These expenses are charged as a reduction of capital upon utilization, in accordance with ASC 946, Financial Services—Investment Companies.

Non-Accrual Loans

Loans or debt securities are placed on non-accrual status, as a general matter, when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected. Accrued interest generally is reversed when a loan or debt security is placed on non-accrual status. Interest payments received on non-accrual loans or debt securities may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans and debt securities are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current. The Company may make exceptions to this treatment if the loan has sufficient collateral value and is in the process of collection.

Recently Issued Accounting Pronouncements

In April 2015, the FASB issued ASU 2015-03, Simplifying the Presentation of Debt Issuance Costs (“ASU 2015-03”), which changed the presentation of debt issuance costs in financial statements. Under ASU 2015-03, an entity presents such costs in the balance sheet as a direct reduction of the related debt liability rather than as an asset. Amortization of the costs is reported as interest expense. The Company has adopted ASU 2015-03 to simplify the presentation of debt issuance costs in financial statements for all outstanding debt, except that incurred under our Amended and Restated Senior Secured Revolving Credit Facility (the “Credit Facility”), which the Company will continue to present as an asset on our consolidated statements of assets and liabilities. In accordance with the transitional provisions of ASU 2015-03, the Company has reclassified the debt issuance costs for all outstanding debt except that incurred under our Credit Facility, for fiscal year 2015 retrospectively. The debt issuance costs that are now presented as a deduction from the carrying value on the balance sheet are

$1,054,266 and $1,923,930 for the respective 2016 and 2015 periods presented. For the years ended December 31, 2016, 2015 and 2014, amortization of $1,640,654, $2,081,949 and $2,113,201 related to debt issuance costs are now presented as interest expense within the consolidated statements of operations. The adoption of ASU 2015-03 had no impact on the Company’s net asset value.

3. Agreements and related party transactions

Base Management Fee

Under the current investment management agreement, BlackRock Advisors, LLC (the “Advisor”), subject to the overall supervision of the Board of Directors, manages the day-to-day operations and provides us with investment advisory services. For providing these services, the Advisor receives, until March 6, 2017, a base management fee at an annual rate of 2.0% of our total assets, including any assets acquired with the proceeds of leverage, payable quarterly in arrears. After March 6, 2017, the Advisor will receive a base management fee at an annual rate of 1.75% of total assets (excluding cash), including any assets acquired with the proceeds of leverage, payable quarterly in arrears based on total asset valuation at the end of the prior quarter.

For the years ended December 31, 2016, 2015 and 2014, both the previous and current investment advisors together earned an aggregate $21,460,909, $24,678,087 and $23,641,231, respectively, in base management fees under the Management Agreement.

Incentive Management Fee Until March 6, 2017

The current investment management agreement provides that the Advisor or its affiliates may be entitled to an incentive management fee under certain circumstances until March 6, 2017. The incentive management fee (the “Incentive Fee”) is calculated in the same manner as the Incentive Fee in the previous investment management agreement. The determination of the Incentive Fee, as described in more detail below, will result in the Advisor or its affiliates receiving no Incentive Fee payments if returns to stockholders do not meet an 8.0% annualized rate of return during the applicable fee measurement period, and will result in the Advisor or its affiliates receiving less than the full amount of the Incentive Fee percentage until returns to stockholders exceed an approximate 13.3% annualized rate of return during such period. Annualized rate of return in this context is computed by reference to net asset value and does not take into account changes in the market price of the common stock.

The Advisor will be entitled to receive the Incentive Fee if the performance exceeds a “hurdle rate” during different measurement periods: trailing four quarters’ periods (which apply only to the portion of the Incentive Fee based on income) and annual periods (which apply only to the portion of the Incentive Fee based on capital gains). The “trailing four quarters’ periods” for purposes of determining the income portion of the Incentive Fee payable for the three months ended December 31, 2016 and 2015 was determined by reference to the four quarter periods ended on December 31, 2016 and 2015, respectively. The term “annual period” means the period beginning on July 1 of each calendar year and ending on June 30 of the next calendar year.

The hurdle rate for each measurement period is 2.0% multiplied by net asset values at the beginning of each calendar quarter during the measurement period, calculated after giving effect to any distributions that occurred during the measurement period. A portion of the Incentive Fee is based on income and a portion is based on capital gains. Each portion of the Incentive Fee is described below.

Quarterly Incentive Fee Based on Income Until March 6, 2017

For each trailing four quarters’ period, the Company will pay the Advisor an Incentive Fee based on the amount by which (A) aggregate distributions and amounts distributable out of taxable net income (excluding any capital gain and loss), during the period less the amount, if any, by which net unrealized capital depreciation exceeds net realized capital gains / losses during the period, is in excess of (B) the hurdle rate for the period. The amount of the excess of (A) over (B) described in this paragraph for each period is referred to as the excess income amount.

It should be noted that net realized capital gains / losses during the period are calculated as the proceeds received upon disposition less the fair market value as of the beginning of the measurement period. Since this calculation is not cumulative, but rather performed on a trailing four quarters period, fluctuations in fair market values are captured in net unrealized appreciation and depreciation of prior measurement periods.

The portion of the Incentive Fee based on income for each period will equal 50% of the period’s excess income amount, until the cumulative Incentive Fee payments for the period equal 20% of the period’s income amount distributed or distributable to stockholders as described in clause (A) of the preceding paragraph. Thereafter, the portion of the Incentive Fee based on income for the period will equal 20% of the period’s amount distributed or distributable to stockholders.

For the years ended December 31, 2016, 2015 and 2014, both the previous and current investment advisors together earned an aggregate zero, $11,061 and $9,972,822 in Incentive Fees based on income, respectively.

Annual Incentive Fee Based on Capital Gains Until March 6, 2017

The portion of the Incentive Fee based on capital gains is calculated and paid on an annual basis beginning on July 1 of each annual period and ending on June 30 of the next calendar year. The portion of Incentive Fee based on capital gains is calculated in the same manner as such portion of the Incentive Fee in the prior investment management agreement. For each annual period, the Company pays the Advisor an Incentive Fee on capital gains based on the amount by which (A) net realized capital gains, if any, exceeds gross unrealized capital depreciation, if any, occurring during the period in excess of (B) the amount, if any, by which the period’s hurdle rate exceeds the amount of income used in the determination of the Incentive Fee based on income for the period. The amount of the excess of (A) over (B) described in this paragraph is referred to as the excess gain amount.

It should be noted that net realized capital gains during the period are calculated as the proceeds received upon disposition in excess of the lower of each security’s amortized cost or the fair market value as of the beginning of the measurement period. Since this calculation is not cumulative, but rather performed on an annual period commencing each July 1, any unrealized depreciation on a security, if any, will be captured in the gross unrealized depreciation of a prior period.

The portion of the Incentive Fee based on capital gains for each period will equal 50% of the period’s excess gain amount, until such payments equal 20% of the period’s capital gain amount distributed or distributable to stockholders. Thereafter, the portion of the Incentive Fee based on capital gains for the period equals an amount such that the portion of the Incentive Fee payments to the Advisor based on capital gains for the period equals 20% of the period’s capital gain amount distributed or distributable to stockholders. The result of this formula is that, if the portion of the Incentive Fee based on income for the period exceeds the period’s hurdle, then the portion of the Incentive Fee based on capital gains will be capped at 20% of the capital gain amount.

In calculating whether the portion of the Incentive Fee based on capital gains is payable with respect to any period, we account for assets on a security-by-security basis. In addition, the Company uses the “period-to-period” method pursuant to which the portion of the Incentive Fee based on capital gains for any period is based on realized capital gains for the period reduced by realized capital losses and gross unrealized capital depreciation for the period. Based on current interpretations of Section 205(b)(3) of the Investment Advisers Act of 1940 by the SEC and its staff, the calculation of unrealized depreciation for each portfolio security over a period is based on the fair value of the security at the end of the period compared to the fair value at the beginning of the period. Incentive Fees earned in any of the periods described above are not subject to modification or repayment based upon performance in a subsequent period.

The Company is required under GAAP to accrue a hypothetical capital gains Incentive Fee based upon net realized capital gains and unrealized capital appreciation and depreciation on investments held at the end of each period. The accrual of this hypothetical capital gains Incentive Fee assumes all unrealized capital appreciation and depreciation is realized in order to reflect a hypothetical capital gains Incentive Fee that would be payable at each measurement date. If such amount is positive at the end of the period, then we record a capital gains Incentive Fee equal to 20% of such amount, less the amount of capital gains related Incentive Fees already accrued in prior periods. If the resulting amount is negative, the accrual for GAAP in a given period may result in the reduction of an expense. There can be no assurance that such unrealized capital appreciation will be realized in the future. However, it should be noted that a fee so calculated and accrued would not be payable under the Advisers Act or the investment management agreement. Amounts actually paid will be consistent with the Advisers Act which specifically excludes consideration of unrealized capital appreciation.

The capital gains Incentive Fee due and payable to the Advisor as calculated under the investment management agreement as described above was zero at December 31, 2016, 2015 and 2014. In accordance with GAAP, the hypothetical liquidation for the years ended December 31, 2016, 2015 and 2014 resulted in a capital gains Incentive Fee (reversal)/accrual of zero, $(3,200,520) and $17,533,209, respectively. The total cumulative accrued balance at December 31, 2016, 2015 and 2014 was zero, zero and $27,534,770, respectively.

Quarterly Incentive Fee Based on Income After March 6, 2017

After March 6, 2017, the Management Agreement provides that the Advisor or its affiliates may be entitled to an incentive management fee under certain circumstances. The Incentive Fee has two parts. The first portion is based on income other than capital gains and is calculated separately for each calendar quarter and will be paid on a quarterly basis. The Company will pay the Advisor the portion of the Incentive Fee based on income for each period as follows:

•

(i) No Incentive Fee based on income other than capital gains for any calendar quarter in which the Pre-Incentive Fee Net Investment Income does not exceed 1.75% (7.00% annualized) of net assets attributable to common stock at the beginning of such quarter.

•

(ii) 100% of the Pre-Incentive Fee Net Investment Income in any calendar quarter with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, for such calendar quarter, that exceeds 1.75% (7.00% annualized) of net assets attributable to common stock at the beginning of such quarter but is less than 2.1875% (8.75% annualized).

•

(iii) 20% of the Pre-Incentive Fee Net Investment Income, if any, for any calendar quarter, that exceeds 2.1875% (8.75% annualized) of net assets attributable to common stock at the beginning of such quarter.

The payment of any such Incentive Fee based on income otherwise earned by the Advisor will be deferred if, for the most recent four full calendar quarter period ending on or prior to the date such payment is to be made, the Annualized Rate of Return is less than 7.0% of net assets attributable to common stock at the beginning of such four quarter period as adjusted for the net proceeds from any common stock issuances and the cost of any common stock repurchases during such four full calendar quarter period, with any deferred Incentive Fees to be carried over for payment in subsequent quarterly calculation periods to the extent such payment can then be made in accordance with the investment management agreement.

Annual Incentive Fee Based on Capital Gains After March 6, 2017

The second portion of the Incentive Fee is based on capital gains and is calculated separately for each Annual Period. The Advisor will be entitled to receive an Incentive Fee based on capital gains for each Annual Period in an amount equal to 20% of the amount by which (1) net realized capital gains occurring during the period, if any, exceeds (2) gross unrealized capital depreciation, if any, occurring during the period. In calculating the portion of the Incentive Fee based on capital gains payable for any period, investments are accounted for on a security-by-security basis. In addition, the portion of the Incentive Fee based on capital gains is determined using the “period-to-period” method pursuant to which the portion of the Incentive Fee based on capital gains for any period will be based on realized capital gains for the period reduced by realized capital losses for the period and gross unrealized capital depreciation for the period.

For purposes of calculating the Incentive Fee, (i) “Annual Period” means the period beginning on July 1 of each calendar year, including the calendar year prior to the year in which the investment management agreement became effective, and ending on June 30 of the next calendar year; (ii) “Annualized Rate of Return” is computed by reference to the sum of (A) the aggregate distributions to common stockholders for the period in question and (B) the change in net assets attributable to common stock (before taking into account any Incentive Fees otherwise payable during such period); (C) “net assets attributable to common stock” means total assets less indebtedness and preferred stock; and (D) “Pre-Incentive Fee Net Investment Income” means net investment income (as determined in accordance with United States generally accepted accounting principles) accrued by the Company during the calendar quarter excluding any accruals for or payments in respect of the Incentive Fee.

Advisor Reimbursements

The Management Agreement provides that the Company will reimburse the Advisor for costs and expenses incurred by the Advisor for office space rental, office equipment and utilities allocable to the Advisor under the Management Agreement, as well as any costs and expenses incurred by the Advisor relating to any non-investment advisory, administrative or operating services provided by the Advisor to us. For the years ended December 31, 2016, 2015 and 2014, we incurred $350,004, $798,139 and $729,868, respectively, for such investment advisor expenses under the Management Agreement.

From time to time, the Advisor may pay amounts owed by us to third party providers of goods or services. We will subsequently reimburse the Advisor for such amounts paid on our behalf. Reimbursements to both the previous and current Advisor in aggregate for the years ended December 31, 2016, 2015 and 2014, exclusive of payments for office space rental, equipment and utilities and non-investment advisory, administrative or operating services provided by the Advisor, were $5,921, $278,975 and $255,523, respectively.

No person who is an officer, director or employee of the Advisor and who serves as a director of the Company receives any compensation from the Company for such services. Directors who are not affiliated with the Advisor receive compensation for their services and reimbursement of expenses incurred to attend Board of Directors meetings.

Administration

The Company has entered into an administration agreement with BlackRock Financial Management, Inc. (the “Administrator”), a subsidiary of BlackRock, under which the Administrator provides certain administrative services to us. For providing these services, facilities and personnel, we reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of certain of our officers and their respective staffs. For the years ended December 31, 2016, 2015 and 2014, we incurred $1,333,440 $1,614,561 and $1,955,460, respectively, for administrative services expenses payable to the Administrator under the administration agreement.

Advisor Stock Transactions

Effective upon completion of the Transaction, BlackRock Advisors, LLC assumed the role as investment adviser to the Company. BlackRock Advisors, LLC did not own any shares of the Company at December 31, 2016 and 2015.

At December 31, 2016, 2015 and 2014, other entities affiliated with the Administrator and Advisor beneficially owned approximately 490,000, 327,000 and 3,383,000 shares, respectively, of the Company’s common stock, representing approximately 0.7%, 0.4% and 4.5% of the total shares outstanding. An entity affiliated with the Administrator had ownership and financial interests in the previous advisor.

4. Earnings (Loss) per share

The following information sets forth the computation of basic and diluted net increase (decrease) in net assets per share (earnings (loss) per share) resulting from operations for the years ended December 31, 2016, 2015 and 2014.

	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2014
Earnings (Loss) per share—basic:
Net increase (decrease) in net assets resulting from operations	$(84,291,924)	$38,625,084	$137,240,036
Weighted average shares outstanding—basic	72,757,978	74,576,277	74,539,159
Earnings (Loss) per share—basic:	$(1.16)	$0.52	$1.84
Earnings (Loss) per share—diluted:
Net increase (decrease) in net assets resulting from operations, before adjustments	$(84,291,924)	$38,625,084	$137,240,036
Adjustments for interest on unsecured convertible senior notes	—	7,341,898	7,340,349

Net increase (decrease) in net assets resulting from operations, as adjusted	$(84,291,924)	$45,966,982	$144,580,385
Weighted average shares outstanding—diluted(1)	72,757,978	84,473,005	84,435,886
Earnings (Loss) per share—diluted:	$(1.16)	$0.54	$1.71

(1)	Due to a net decrease in net assets from operations for the 2016 period, zero incremental shares are included since the effect would be antidilutive.

5. Investments

Purchases of investments, including PIK, for the years ended December 31, 2016, 2015 and 2014 totaled $325,409,753, $311,838,936 and $531,693,417, respectively. Proceeds from sales, repayments and other exits of investments for the years ended December 31, 2016, 2015 and 2014 totaled $377,154,842, $417,736,483 and $583,539,161, respectively.

At December 31, 2016, investments consisted of the following:

	Cost	Fair Value
Senior secured notes	$76,916,677	$63,609,625
Unsecured debt	147,170,031	127,317,932
Subordinated debt	28,800,000	28,800,000
Senior secured loans:
First lien	295,899,093	289,982,154
Second/other priority lien	294,051,311	258,533,161

Total senior secured loans	589,950,404	548,515,315

Preferred stock	58,544,859	57,873,127
Common stock	41,220,333	37,632,386
Limited partnership/limited liability company interests	77,102,335	67,257,747
Equity warrants/options	1,880,588	117,358

Total investments	$1,021,585,227	$931,123,490

At December 31, 2015, investments consisted of the following:

	Cost	Fair Value
Senior secured notes	$96,410,798	$69,875,250
Unsecured debt	134,426,804	126,476,842
Subordinated debt	46,471,479	42,608,119
Senior secured loans:
First lien	371,747,339	358,470,029
Second/other priority lien	408,707,422	397,924,794

Total senior secured loans	780,454,761	756,394,823

Preferred stock	39,495,658	43,533,360
Common stock	34,323,197	46,629,914
Limited partnership/limited liability company interests	19,154,375	28,553,438
Equity warrants/options	2,392,093	2,924,818

Total investments	$1,153,129,165	$1,116,996,564

Industry Composition

The industry composition of our portfolio, at fair market value, at December 31, 2016 and 2015 was as follows:

	December 31,
Industry	2016	2015
Finance	21.1%	10.3%
Chemicals, Plastics, & Rubber	12.3	10.9
Services: Business	11.4	10.7
Consumer Goods: Durable	7.4	12.3
Healthcare & Pharmaceuticals	6.9	12.8
Environmental Industries	6.0	5.5
Insurance	5.1	3.2
Retail	4.8	6.1
Aerospace & Defense	4.7	3.6
Energy: Oil & Gas	4.7	9.0
Media: Advertising, Printing & Publishing	3.5	3.2
Services: Consumer	3.4	2.8
Construction & Building	3.0	2.5
Metals & Mining	2.8	2.2
Containers, Packaging, & Glass	2.1	0.4
Capital Equipment	0.5	1.1
High Tech Industries	0.3	0.3
Automotive	0.0	3.1

Total	100.0%	100.0%

The geographic composition of the portfolio at fair value at December 31, 2016 was United States 94.4%, Bermuda 3.8%, Canada 1.5% and the Cayman Islands 0.3%, and at December 31, 2015 was United States 93.6%, Bermuda 3.7%, Canada 1.7% and the Cayman Islands 1.0%. The geographic composition is determined by several factors including the location of the corporate headquarters of the portfolio company.

Market and Credit Risk

In the normal course of business, the Company invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Company may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Company; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Company may be exposed to counterparty credit risk, or the risk that an entity with which the Company has unsettled or open transactions may fail to or be unable to perform on its commitments. The Company manages counterparty risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Company to market, issuer and counterparty credit risks, consist principally of investments in portfolio companies. The extent of the Company’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the consolidated statements of assets and liabilities. The Company is also exposed to credit risk related to maintaining all of its cash at a major financial institution.

The Company has investments in lower rated and comparable quality unrated senior and junior secured, unsecured and subordinated debt securities and loans, which are subject to a greater degree of credit risk than more highly rated investments. The risk of loss due to default by the issuer is significantly greater for holders of such securities and loans, particularly in cases where the investment is unsecured or subordinated to other creditors of the issuer.

BCIC Senior Loan Partners, LLC

On June 23, 2016, the Company and Windward Investments LLC (“Windward”) entered into an agreement to create BCIC Senior Loan Partners, LLC (“Senior Loan Partners”), a joint venture. Senior Loan Partners is structured as an unconsolidated Delaware limited liability company, and is expected to make loans to and other investments in portfolio companies. All portfolio and other material decisions regarding Senior Loan Partners must be submitted to its board of directors, which is comprised of four members, two of whom were selected by the Company and two of whom were selected by Windward, and must be approved by at least one member appointed by the Company and one appointed by Windward. In addition, certain matters may be approved by Senior Loan Partners’ investment committee, which is comprised of one member appointed by the Company and one member appointed by Windward.

The Company does not consolidate its non-controlling interests in Senior Loan Partners because the entity is not considered a substantially wholly owned investment company subsidiary, as provided under ASC 946. Senior Loan Partners is a joint venture for which shared power exists relating to the decisions that most significantly impact the economic performance of the entity.

The Company and Windward have committed to provide an aggregate of $100.0 million of equity to Senior Loan Partners, with the Company providing $85.0 million and Windward providing $15.0 million. As of December 31, 2016, Senior Loan Partners had called and received $50.0 million of combined equity capital, of which the Company funded $42.5 million and Windward funded $7.5 million. As of December 31, 2016, Senior Loan Partners had received $1.2 million of contributions in advance from Windward, which is recorded as a liability in Senior Loan Partners’ Consolidated Statements of Assets and Liabilities, as shown in the selected balance sheet information below. As a result, remaining commitments from the Company and Windward as of December 31, 2016 were $42.5 million and $6.3 million, respectively. Capital contributions have been used to make investments and to fund certain start-up expenses of Senior Loan Partners.

On June 24, 2016, Senior Loan Partners as Seller and Collateral Manager, and BCIC Senior Loan Funding, LLC (“Senior Loan Funding”), a newly formed Delaware limited liability company consolidated by Senior Loan Partners, as Borrower entered into a $200.0 million Loan and Security Agreement (the “LSA” or the “Senior Facility”) with Citibank, N.A. (“Citi”) acting as Administrative Agent and The Bank of New York Mellon Trust Company (“BoNY”) as Collateral Agent. The Senior Facility is scheduled to mature on June 24, 2021. Senior Loan Partners and Senior Loan Funding, as applicable, have made certain customary representations and warranties, and are required to comply with various covenants, including collateral maintenance, reporting requirements, usual and customary events of default and other customary requirements for similar facilities. Senior Loan Partners and Senior Loan Funding were not in default with any covenants or requirements thereunder as of December 31, 2016.

As of December 31, 2016, $7.0 million was drawn on the Senior Facility, and subject to compliance with applicable covenants and borrowing base limitations, the remaining amount available was $193.0 million. The average outstanding debt balance during the period June 23, 2016 through December 31, 2016 was $1.4 million and the maximum amount borrowed was $7.0 million. During the period June 23, 2016 through December 31, 2016, $0.8 million of interest expense and other debt related expenses were incurred under the Senior Facility.

As of December 31, 2016, Senior Loan Partners had total investments at fair value of $53.2 million, comprised of senior secured first lien loans to five different borrowers and a senior secured first lien loan, a delayed draw term loan and a revolving loan to a sixth borrower. As of December 31, 2016, none of these loans were on non-accrual status. Proceeds from investment sales, prepayments or exits for the period ending December 31, 2016 were $0.5 million. Additionally, Senior Loan Partners had unfunded commitments to fund a revolver and a delayed draw loan to one of its portfolio companies totaling $1.5 million. The weighted average yield of the portfolio at its current cost basis as of December 31, 2016 was 6.68%. Below is a summary of Senior Loan Partners’ portfolio as of December 31, 2016:

Portfolio Company	Industry	Interest Rate(1)	Maturity	Principal Amount or Number of Shares/Units	Cost	Fair Value(2)
Senior Secured Term & Revolving Loans
AP Plastics Group, LLC, First Lien	Chemicals, Plastics, & Rubber	7.25% (L + 625, 1.00% Floor)	8/1/22	$9,975,000	$9,880,863	$9,875,250
Digital Room LLC, First Lien	Media: Advertising, Printing & Publishing	7.00% (L + 600, 1.00% Floor)	11/21/22	10,000,000	9,803,472	9,803,472
Dunn Paper, Inc., First Lien	Containers, Packaging & Glass	5.75% (L + 475, 1.00% Floor)	8/26/22	8,686,957	8,600,904	8,600,904
Dunn Paper, Inc., First Lien	Containers, Packaging & Glass	7.50% (Base + 375, 2.00% Floor)	8/26/22	39,130	38,743	38,743
NSM Sub Holdings Corp., Revolver	Healthcare & Pharmaceuticals	6.00% (L + 500, 1.00% Floor)	10/3/22	126,817	126,817	126,817
NSM Sub Holdings Corp., Revolver	Healthcare & Pharmaceuticals	7.75% (Base + 400, 2.00% Floor)	10/3/22	55,900	55,900	55,900
NSM Sub Holdings Corp., First Lien	Healthcare & Pharmaceuticals	6.00% (L + 500, 1.00% Floor)	10/3/22	7,337,000	7,266,707	7,337,000
NSM Sub Holdings Corp., Delayed Draw	Healthcare & Pharmaceuticals	6.00% (L + 500, 1.00% Floor)	10/3/22	514,280	514,280	514,280
O2 Partners, LLC, First Lien	Consumer Goods: Non-Durable	6.00% (L + 500, 1.00% Floor)	10/7/22	9,975,000	9,878,571	9,878,571
Pasternack Enterprises, Inc., First Lien	Wholesale	6.00% (L + 500, 1.00% Floor)	5/27/22	6,965,000	6,932,071	6,930,175
Pasternack Enterprises, Inc., First Lien	Wholesale	7.75% (Base + 400, 2.00% Floor)	5/27/22	782	782	778

Total Senior Secured Term & Revolving Loans					$53,099,110	$53,161,890

(1)	100% of the senior secured loans in BCIC Senior Loan Partners’ portfolio bear interest at a floating rate that may be determined by reference to the London Interbank Offered Rate (LIBOR) or other base rate (commonly the Federal Funds Rate or the Prime Rate), at the borrower’s option. In addition, 100% of such senior secured loans have floors of 1.00%—2.00%. The borrower under a senior secured loan generally has the option to select from interest reset periods of one, two, three or six months and may alter that selection at the end of any reset period. The stated interest rate represents the weighted average interest rate at December 31, 2016 of all contracts within the specified loan facility.
(2)	Represents fair value in accordance with ASC Topic 820. The determination of such fair value is not included in our board of director’s valuation process described elsewhere herein.

Below is certain summarized financial information for Senior Loan Partners as of December 31, 2016 and for the period from June 23, 2016 (commencement of operations) through December 31, 2016:

Selected Balance Sheet Information

December 31, 2016
($’s in thousands)
Investments, at fair value (cost $53,099)	$53,162
Cash and cash equivalents	2,029
Other assets	2,408

Total assets	$57,599

Debt	7,020
Interest and credit facility fees payable	85
Contributions received in advance	1,195
Other accrued expenses and payables	149

Total liabilities	$8,449

Members’ equity	49,150

Total liabilities and members’ equity	$57,599

Selected Statement of Operations Information

For the Period from June 23, 2016* through December 31, 2016
($’s in thousands)
Investment income	$914

Interest and credit facility fees	799
Organizational costs	727
Other fees and expenses	234

Total expenses	$1,759

Unrealized appreciation (depreciation)	63

Net investment income (loss)	$(783)

*	Commencement of operations

Amounts may not foot due to rounding

6. Derivatives

Foreign Currency

The Company may enter into forward foreign currency contracts from time to time to facilitate settlement of purchases and sales of investments denominated in foreign currencies or to help mitigate the impact that an adverse change in foreign exchange rates would have on the value of the Company’s investments denominated in foreign currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date (usually the security transaction settlement date) at a negotiated forward rate. These contracts are marked-to-market by recognizing the difference between the contract exchange rate and the current market rate as unrealized appreciation or depreciation. Realized gains or losses are recognized when contracts are settled. The Company’s forward foreign currency contracts generally have terms of approximately three months. The volume of open contracts at the end of each reporting period is reflective of the typical volume of transactions during each calendar quarter. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. The Company attempts to limit this risk by dealing with only creditworthy counterparties. There were no open forward foreign currency contracts at December 31, 2016 and 2015.

Any realized and unrealized gains and losses on forward foreign currency contracts would be included in earnings (changes in net assets) and reported as separate line items within the Company’s Consolidated Statements of Operations. Any unrealized gains and losses on forward foreign currency contracts would also reported as separate line items within the Company’s consolidated Statements of Assets and Liabilities.

Warrants and Options

The Company holds warrants and options in certain portfolio companies in an effort to achieve additional investment return. In purchasing warrants and options, the Company bears the risk of an unfavorable change in the value of the underlying equity interest. The aggregate fair value of warrants and options as of December 31, 2016 and December 31, 2015 represents 0.02% and 0.39%, respectively, of the Company’s net assets.

The Company may enter into other derivative instruments and incur other exposures with other counterparties in the future. The derivative instruments held as of December 31, 2016 and December 31, 2015 reflect the volume of derivative activity throughout the periods presented.

7. Debt

In accordance with the 1940 Act, with certain limited exceptions, the Company is only allowed to borrow amounts such that its asset coverage, calculated pursuant to the 1940 Act, is at least 200% after such borrowing. As of December 31, 2016, the Company’s asset coverage was 275%.

On February 19, 2016, the Company entered into an Amended and Restated Senior Secured Revolving Credit Facility (the “Credit Facility”) which has an initial aggregate principal amount of up to $440,000,000, a stated commitment termination date of February 19, 2020, and a stated maturity date of February 19, 2021. The interest rate applicable to Eurocurrency borrowings thereunder is generally LIBOR plus an applicable margin of either 1.75% or 2.00% based on a pricing grid using the borrowing base as a multiple of the combined debt amount. The interest rate applicable to ABR borrowings thereunder is generally the prime rate in effect plus an applicable margin of either 0.75% or 1.00% based on a pricing grid using the borrowing base as a multiple of the combined debt amount. The Credit Facility’s commitment may increase in size, under certain circumstances, up to a total of $750,000,000. From the commitment termination date to the stated maturity date, the Company is required to repay outstanding principal amounts under the Credit Facility on a monthly basis in an amount equal to 1/12th of the outstanding amount at the commitment termination date.

On February 19, 2016, the Company entered into an Amended and Restated Senior Secured Term Loan Credit Agreement (the “Term Loan”) which has a principal amount of $15,000,000. The Term Loan has a stated maturity date of March 27, 2019. The interest rate applicable to borrowings thereunder is generally LIBOR plus an applicable margin of 3.25%.

On February 19, 2013, the Company closed a private offering of $100,000,000 in aggregate principal amount of 5.50% unsecured convertible senior notes due 2018 (the “Convertible Notes”). The initial purchasers of the Convertible Notes fully exercised their overallotment option and purchased an additional $15,000,000 in aggregate principal amount of the Convertible Notes. The closing of the overallotment option took place on March 4, 2013. With the exercise of the overallotment option, a total of $115,000,000 in aggregate principal amount of the Convertible Notes was sold. Net proceeds to the Company from the offering, including the exercise of the overallotment option, were approximately $111,300,000. The Convertible Notes were only offered to qualified institutional buyers as defined in the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Rule 144A under the Securities Act.

The Convertible Notes are unsecured and bear interest at a rate of 5.50% per year, payable semi-annually in arrears. In certain circumstances and during certain periods, the Convertible Notes are convertible into cash, shares of BlackRock Capital Investment Corporation’s common stock or a combination of cash and shares of the Company’s common stock, at the Company’s election, at an initial conversion rate of 86.0585 shares of common stock per $1,000 principal amount of the Convertible Notes, which is equivalent to an initial conversion price of approximately $11.62 per share of the Company’s common stock, subject to defined anti-dilution adjustments. The Company does not have the right to redeem the Convertible Notes prior to maturity. The Convertible Notes mature on February 15, 2018, unless repurchased or converted in accordance with their terms prior to such date.

On January 18, 2011, the Company closed a private placement issuance of $158,000,000 in aggregate principal amount of five-year, senior secured notes with a fixed interest rate of 6.50% and a maturity date of January 18, 2016 and $17,000,000 million in aggregate principal amount of seven-year, senior secured notes with a fixed interest rate of 6.60% and a maturity date of January 18, 2018 (collectively, the “Senior Secured Notes”). The $158,000,000 five-year, senior secured notes matured on January 18, 2016 and were refinanced under the Company’s Credit Facility.

The Senior Secured Notes were sold to certain institutional accredited investors pursuant to an exemption from registration under the Securities Act of 1933, as amended. Interest on the Senior Secured Notes is due semi-annually on January 18 and July 18, commencing on July 18, 2011.

The Company’s outstanding debt as of December 31, 2016 and December 31, 2015 was as follows:

	As of
	December 31, 2016					December 31, 2015
	Total Aggregate Principal Amount Available(1)		Principal Amount Outstanding	Carrying Value		Total Aggregate Principal Amount Available(1)		Principal Amount Outstanding	Carrying Value
Credit Facility	$440,000,000	(2)	$190,000,000	$190,000,000		$405,000,000	(2)	$60,000,000	$60,000,000
Senior Secured Notes	17,000,000		17,000,000	16,973,708	(5)	175,000,000		175,000,000	174,931,546	(5)
Convertible Notes	115,000,000		115,000,000	113,856,080	(3)	115,000,000		115,000,000	112,838,082	(4)
Term Loan	15,000,000		15,000,000	14,838,118	(6)	15,000,000		15,000,000	14,781,875	(6)

	$587,000,000		$337,000,000	$335,667,906		$710,000,000		$365,000,000	$362,551,503

(1)	Subject to borrowing base and leverage restrictions.
(2)	Provides for a feature that allows the Company, under certain circumstances, up to a total of $750,000,000.
(3)	Represents the aggregate principal amount outstanding of the Convertible Notes less an unaccreted discount initially recorded upon issuance and unamortized debt issuance costs of $277,828 and $866,092, respectively, as of December 31, 2016.
(4)	Represents the aggregate principal amount outstanding of the Convertible Notes less an unaccreted discount initially recorded upon issuance and unamortized debt issuance costs of $524,567 and $1,637,351, respectively, as of December 31, 2015.
(5)	Represents the aggregate principal amount outstanding of the Senior Secured Notes less unamortized debt issuance costs of $26,292 and $68,454 at December 31, 2016 and 2015, respectively.
(6)	Represents the aggregate principal amount outstanding of the Term Loan less unamortized debt issuance costs of $161,882 and $218,125 at December 31, 2016 and 2015, respectively.

At December 31, 2016, the Company had $190,000,000 drawn on the Credit Facility versus $60,000,000 at December 31, 2015. Subject to compliance with applicable covenants and borrowing base limitations, the remaining amount available under the Credit Facility was $250,000,000 at December 31, 2016 and $345,000,000 at December 31, 2015.

The average debt outstanding during the years ended December 31, 2016, 2015 and 2014 was $361,314,732, $399,882,825 and $409,956,985, respectively. The maximum amounts borrowed during the years ended December 31, 2016, 2015 and 2014 were $452,539,653, $478,285,022 and $512,005,103, respectively.

Amortization of $1,640,655, $2,081,949 and $2,113,201 related to debt issuance costs are now presented as interest expense within the consolidated statements of operations for the years ended December 31, 2016, 2015 and 2014.

The weighted average annual interest cost for the years ended December 31, 2016, 2015 and 2014 was 4.37%, 5.78% and 5.73%, respectively, exclusive of commitment fees. With respect to any unused portion of the commitments under the Credit Facility, the Company incurs an annual commitment fee of 0.375%. Commitment fees incurred for the years ended December 31, 2016, 2015 and 2014 were $863,479, $1,161,193 and $1,087,227, respectively.

Under the Credit Facility, Term Loan and Senior Secured Notes, the Company is required to comply with various affirmative and restrictive covenants, reporting requirements and other customary requirements for similar debt facilities, including, without limitation, covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on distributions and certain other restricted payments, (d) certain restrictions on subsidiaries and fundamental changes thereto, (e) maintaining a certain minimum shareholders’ equity, (f) maintaining an asset coverage ratio of not less than 2.0:1.0, (g) limitations on certain transactions with affiliates, (h) limitations on pledging certain unencumbered assets, and (i) limitations on the creation or existence of agreements that prohibit liens on certain properties of the Company and certain of its subsidiaries. These covenants are subject to important limitations and exceptions that are described in the documents governing the Credit Facility, Term Loan and Senior Secured Notes. Further, amounts available to borrow under the Credit Facility, Term Loan and Senior Secured Notes (and the incurrence of certain other permitted debt) are also subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Company’s portfolio that are pledged as collateral.

The Credit Facility, Term Loan and Senior Secured Notes are secured by a lien on substantially all of the assets of the Company and its subsidiaries.

The Convertible Notes contain certain covenants, including covenants requiring the Company to reserve shares of common stock for the purpose of satisfying all obligations to issue the underlying securities upon conversion of the securities and to furnish to holders of the securities upon request, any information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

At December 31, 2016, the Company was in compliance with all covenants required under the Credit Facility, Term Loan, Senior Secured Notes and Convertible Notes.

8. Capital stock

In 2008, the Company’s Board of Directors approved a share repurchase plan under which the Company may repurchase up to 2.5 percent of its outstanding shares of common stock from time to time in open market or privately negotiated transactions. In 2009, the Board of Directors approved an extension and increase to the plan which authorized the Company to repurchase up to an additional 2.5 percent of its outstanding shares of common stock. During April 2015, the Board of Directors approved an extension and increase to the plan which authorized the Company to repurchase up to an additional 2.5 percent of its outstanding shares of common stock, or an additional 1,869,399 shares.

During July 2015, the Board of Directors approved an extension to the plan and an increase to the remaining amount of shares authorized to be repurchased to a total of 4,000,000 shares. During April 2016, the repurchase plan was extended until the earlier of June 30, 2017 or such time that all of the authorized shares have been repurchased. During the years ended December 31, 2016 and 2015, the Company purchased a total of 1,904,064 and 889,286 shares, respectively, of its common stock on the open market for $16,093,205 and $7,925,631, respectively, including brokerage commissions. Since inception of the repurchase plan through December 31, 2016, the Company has purchased 4,551,965 shares of its common stock on the open market for $36,302,821, including brokerage commissions. At December 31, 2016, the total number of remaining shares authorized for repurchase was 1,206,650. The Company currently holds the shares it repurchased in treasury.

There were no share offerings during the years ended December 31, 2016, 2015 and 2014.

For the years ended December 31, 2016, 2015 and 2014, distributions paid to common stockholders were $61,007,062, $62,606,337 and $66,321,404, respectively. For the years ended December 31, 2016, 2015 and 2014, distributions reinvested pursuant to the Company’s dividend reinvestment plan were $3,959,945, $3,700,331 and $4,143,503, respectively.

9. Guarantees, commitments and contingencies

In the normal course of business, the Company may enter into guarantees on behalf of portfolio companies. Under these arrangements, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. There were no such guarantees outstanding at December 31, 2016 and 2015. In addition, from time to time, the Company may provide for a commitment to a portfolio company for investment in an existing or new security. At December 31, 2016 and 2015, the Company was obligated to existing portfolio companies for unfunded commitments of $43.5 million and $13.1 million, respectively. Of the $43.5 million total unfunded commitments at December 31, 2016, $42.5 million was on our aggregate $85.0 million equity commitment to BCIC Senior Loan Partners, LLC, a newly formed joint venture (See Note 5). The aggregate fair value of unfunded commitments at December 31, 2016 and 2015 was $42.6 million and $13.1 million, respectively. We maintain sufficient cash on hand and available borrowings to fund such unfunded commitments should the need arise.

In the normal course of business, the Company enters into contractual agreements that provide general indemnifications against losses, costs, claims and liabilities arising from the performance of individual obligations under such agreements. The Company has had no prior claims or payments pursuant to such agreements. The Company’s individual maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on management’s experience, the Company expects the risk of loss to be remote.

From time to time, we and the Advisor may be a party to certain legal proceedings incidental to the normal course of our business, including the enforcement of our rights under contracts with our portfolio companies. While we cannot predict the outcome of these legal proceedings with certainty, we do not expect that these proceedings will have a material effect on our consolidated financial statements.

As previously disclosed, we were named as a defendant, together with 52nd Street Capital Advisors LLC (“52nd Street”), our former investment adviser, and certain other defendants, in two wrongful death and personal injury actions that were filed by the families of the three decedents and certain injured persons (the “Plaintiffs”) on June 22, 2012 and August 23, 2012, in the Circuit Court of Hancock County in West Virginia (the “Litigation”). The cases, which were consolidated, involved three deaths and personal injuries to other employees that occurred on December 9, 2010 at the facilities of one of our portfolio companies.

We and 52nd Street settled the Litigation effective November 28, 2016 for $17,500,000 in exchange for the release and dismissal of all of Plaintiffs’ claims against us and 52nd Street.

10. Fair value of financial instruments

Fair Value Measurements and Disclosure

ASC 820-10 defines fair value, establishes a framework for measuring fair value and requires disclosures about fair value measurements. ASC 820-10 defines fair value as the price that the Company would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. ASC 820-10 emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company’s assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances.

Level 1 – Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities as of the reporting date that the Company has the ability to access.

Level 2 – Valuations based on unadjusted quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement. The inputs into the determination of fair value may require significant management judgment or estimation.

Transfers between levels, if any, represent the value as of the beginning of the period of any investment where a change in the pricing level occurred from the beginning to the end of the period.

The Company’s valuation policy and fair value disclosures are consistent with ASC 820-10. The Company evaluates the source of inputs, including any markets in which its investments are trading, in determining fair value and categorizes each investment within the fair value hierarchy pursuant to ASC 820-10.

Under the 1940 Act, the Company is required to separately identify non-controlled investments where it owns 5% or more of a portfolio company’s outstanding voting securities as investments in “affiliated” companies. In addition, under the 1940 Act, the Company is required to separately identify investments where it owns more than 25% of a portfolio company’s outstanding voting securities as investments in “controlled” companies. Detailed information with respect to the Company’s non-controlled non-affiliated, non-controlled affiliated and controlled investments is contained in the accompanying consolidated schedules of investments and other consolidated financial statements. The information in the tables below is presented on an aggregate portfolio basis, without segregating the non-controlled non-affiliated, non-controlled affiliated and controlled investment categories.

The carrying values of receivables, other assets, accounts payable and accrued expenses approximate fair value as of December 31, 2016 and 2015 due to their short maturities. The fair value of the Company’s Credit Facility, Senior Secured Notes, Convertible Notes and Term Loan is derived by taking the average of the high and low quotes as obtained from a broker. The fair value of the Credit Facility, Senior Secured Notes, Convertible Notes and Term Loan would be classified as Level 2 with respect to the fair value hierarchy.

The carrying and fair values of the Company’s outstanding debt as of December 31, 2016 and 2015 were as follows:

	December 31, 2016		December 31, 2015
	Carrying Value	Fair Value	Carrying Value	Fair Value
Credit Facility	$190,000,000	$179,550,000	$60,000,000	$59,400,000
Senior Secured Notes	16,973,708	17,752,420	174,931,546	176,357,280
Convertible Notes	113,856,080	118,163,837	112,838,082	120,771,582
Term Loan	14,838,118	15,093,750	14,781,875	14,700,000

Total	$335,667,906	$330,560,007	$362,551,503	$371,228,862

The following tables summarize the fair values of the Company’s investments and cash and cash equivalents based on the inputs used at December 31, 2016 and 2015 in determining such fair values:

		Fair Value Inputs at December 31, 2016
	Fair Value at December 31, 2016	Price Quotations (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior secured notes	$63,609,625	$—	$—	$63,609,625
Unsecured debt	127,317,932	—	—	127,317,932
Subordinated debt	28,800,000	—	—	28,800,000
Senior secured loans	548,515,315	—	—	548,515,315
Preferred stock	57,873,127	—	—	57,873,127
Common stock	37,632,386	—	—	37,632,386
Limited partnership/limited liability company interests	67,257,747	—	—	67,257,747
Equity warrants/options	117,358	—	—	117,358

Total investments	931,123,490	—	—	931,123,490
Cash and cash equivalents	10,707,834	10,707,834	—	—

Total	$941,831,324	$10,707,834	$—	$931,123,490

		Fair Value Inputs at December 31, 2015
	Fair Value at December 31, 2015	Price Quotations (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Senior secured notes	$69,875,250	$—	$—	$69,875,250
Unsecured debt	126,476,842	—	—	126,476,842
Subordinated debt	42,608,119	—	—	42,608,119
Senior secured loans	756,394,823	—	—	756,394,823
Preferred stock	43,533,360	—	—	43,533,360
Common stock	46,629,914	—	—	46,629,914
Limited partnership/limited liability company interests	28,553,438	—	—	28,553,438
Equity warrants/options	2,924,818	—	—	2,924,818

Total investments	1,116,996,564	—	—	1,116,996,564
Cash and cash equivalents	12,414,200	12,414,200	—	—

Total	$1,129,410,764	$12,414,200	$—	$1,116,996,564

The valuation techniques generally used at December 31, 2016 and 2015 in determining the fair values of the Company’s investments for which significant unobservable inputs were used were the market approach, income approach or both using third party valuation firms or broker quotes for identical or similar assets. The total fair market value using the market or income approach or using third party valuation firms was $931,123,490 and $1,116,535,669 as of December 31, 2016 and 2015, respectively. The remaining balance was determined using broker quotes for identical or similar assets.

The following is a reconciliation for the year ended December 31, 2016 of investments for which Level 3 inputs were used in determining fair value:

	Fair Value at December 31, 2015	Amortization of Premium/ Discount—Net	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation or Depreciation	Purchases	Sales or Repayments	Net Transfers in and/or out of Level 3	Fair Value at December 31, 2016
Senior secured notes	$69,875,250	$729,429	$(20,845,550)	$13,228,496	$36,750,000	$(36,128,000)	$—	$63,609,625
Unsecured debt	126,476,842	(1)	—	(11,902,137)	44,743,967	(32,000,739)	—	127,317,932
Subordinated debt	42,608,119	—	(3,971,479)	3,863,360	11,300,000	(25,000,000)	—	28,800,000
Senior secured loans	756,394,823	3,833,973	(57,938,649)	(17,375,151)	144,984,390	(281,384,071)	—	548,515,315
Preferred stock	43,533,360	(1)	(1,238,227)	(4,709,434)	20,528,456	(241,027)	—	57,873,127
Common stock	46,629,914	(1)	(525,641)	(15,894,664)	7,943,097	(520,319)	—	37,632,386
Limited partnership/LLC Interest	28,553,438	—	6,942	(19,243,651)	59,602,940	(1,661,922)	—	67,257,747
Equity warrants/ options	2,924,818	—	(57,619)	(2,295,955)	—	(453,886)	—	117,358

Total investments	$1,116,996,564	$4,563,399	$(84,570,223)	$(54,329,136)	$325,852,850	$(377,389,964)	$—	$931,123,490

The following is a reconciliation for the year ended December 31, 2015 of investments for which Level 3 inputs were used in determining fair value:

	Fair Value at December 31, 2014	Amortization of Premium/ Discount—Net	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation or Depreciation	Purchases	Sales or Repayments	Net Transfers in and/or out of Level 3	Fair Value at December 31, 2015
Senior secured notes	$101,459,500	$1,308,474	$—	$(22,855,224)	$7,462,500	$(17,500,000)	$—	$69,875,250
Unsecured debt	174,559,213	—	(6,377,901)	(3,655,572)	31,014,320	(69,063,218)	—	126,476,842
Subordinated debt	50,524,000	37,264	—	(2,220,558)	17,667,413	(23,400,000)	—	42,608,119
Senior secured loans	665,287,992	2,372,794	(11,969,761)	(20,722,785)	233,093,603	(111,667,020)	—	756,394,823
Preferred stock	40,484,870	(1)	16,924,287	(1,163,365)	12,410,265	(25,122,696)	—	43,533,360
Common stock	106,979,016	—	65,311,530	(45,079,911)	4,901,869	(85,482,590)	—	46,629,914
Limited partnership/LLC Interest	98,591,728	—	58,404,444	(50,128,471)	5,253,893	(83,568,156)	—	28,553,438
Equity warrants/ options	19,830,419	—	(35,073)	(13,722,495)	35,073	(3,183,106)	—	2,924,818

Total investments	$1,257,716,738	$3,718,531	$122,257,526	$(159,548,381)	$311,838,936	$(418,986,786)	$—	$1,116,996,564

There were no transfers between levels during years ended December 31, 2016 and 2015. Transfers, to the extent they exist, are deemed to take place at the beginning of the reporting period. All realized and unrealized gains and losses are included in earnings (changes in net assets) and are reported as separate line items within the Company’s consolidated statements of operations.

Net change in unrealized appreciation (depreciation) of Level 3 assets that were still held by the Company at December 31, 2016, 2015, and 2014 was $(93,261,061), $(30,909,758) and $69,331,672, respectively.

The significant unobservable inputs used in the market approach of fair value measurement of the Company’s investments are the market multiples of earnings before income tax, depreciation and amortization (“EBITDA”) of the comparable guideline public companies. The independent valuation firms select a population of public companies for each investment with similar operations and attributes of the subject company. Using these guideline public companies’ data, a range of multiples of enterprise value to EBITDA is calculated. The independent valuation firms select percentages from the range of multiples for purposes of determining the subject company’s estimated enterprise value based on said multiple and generally the latest twelve months EBITDA of the subject company (or other meaningful measure). Significant increases or decreases in the multiple will result in an increase or decrease in enterprise value, resulting in an increase or decrease in the fair value estimate of the investment.

The significant unobservable input used in the income approach of fair value measurement of the Company’s investments is the discount rate or market yield used to discount the estimated future cash flows expected to be received from the underlying investment, which include both future principal and interest payments. Significant increases or decreases in the discount rate would result in a decrease or increase in the fair value measurement. Included in the consideration and selection of discount rates or market yields are the following factors: risk of default, rating of the investment and comparable company investments, and call provisions.

The ranges of significant unobservable inputs used in the fair value measurement of the Company’s Level 3 investments as of December 31, 2016 were as follows:

EBITDA Multiples:	Low	High	Weighted Average
Senior secured notes	4.00x	5.00x	4.38x
Unsecured debt	6.75x	7.75x	7.25x
Subordinated debt	n/a	n/a	n/a
Senior secured loans	6.16x	7.41x	6.82x
Preferred stock	5.39x	5.90x	5.65x
Common stock	6.88x	7.53x	7.40x
Limited partnerships/LLC interest	2.82x	3.19x	2.95x
Equity warrants/options	10.00x	11.00x	10.88x

Market Yields:
Senior secured notes	11.20%	11.88%	11.65%
Unsecured debt	24.25%	24.75%	24.50%
Subordinated debt	n/a	n/a	n/a
Senior secured loans	10.41%	11.24%	10.81%
Preferred stock	n/a	n/a	n/a
Common stock	n/a	n/a	n/a
Limited partnerships/LLC interest	n/a	n/a	n/a
Equity warrants/options	n/a	n/a	n/a

The ranges of significant unobservable inputs used in the fair value measurement of the Company’s Level 3 investments as of December 31, 2015 were as follows:

EBITDA Multiples:	Low	High	Weighted Average
Senior secured notes	4.93x	5.83x	5.38x
Unsecured debt	n/a	n/a	n/a
Subordinated debt	0.25x	0.37x	0.31x
Senior secured loans	6.21x	7.27x	6.74x
Preferred stock	5.27x	5.99x	5.63x
Common stock	7.27x	8.06x	7.66x
Limited partnerships/LLC interest	5.78x	6.78x	6.28x
Equity warrants/options	9.50x	10.50x	10.00x

Market Yields:
Senior secured notes	12.00%	13.62%	12.81%
Unsecured debt	20.72%	22.39%	21.56%
Subordinated debt	n/a	n/a	n/a
Senior secured loans	12.69%	13.55%	13.12%
Preferred stock	n/a	n/a	n/a
Common stock	n/a	n/a	n/a
Limited partnerships/LLC interest	n/a	n/a	n/a
Equity warrants/options	n/a	n/a	n/a

11. Consolidated financial highlights

The following per share data and ratios have been derived from information provided in the consolidated financial statements. The following is a schedule of consolidated financial highlights for a common share outstanding for each of the five years in the period ended December 31, 2016.

	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2014	Year ended December 31, 2013	Year ended December 31, 2012
Per Share Data:
Net asset value, beginning of year	$10.17	$10.49	$9.54	$9.31	$9.58

Net investment income	0.74	1.01	0.68	0.64	1.00
Net realized and unrealized gain (loss)	(1.90)	(0.49)	1.16	0.61	(0.22)

Total from investment operations	(1.16)	0.52	1.84	1.25	0.78
Distributions to stockholders from:
Net investment income	(0.84)	(0.80)	(0.63)	(0.60)	(0.07)
Distributions in excess of net investment income	—	(0.04)	—	—	—
Tax return of capital	—	—	(0.26)	(0.44)	(0.97)

Total distributions	(0.84)	(0.84)	(0.89)	(1.04)	(1.04)
Equity component of warrant	—	—	—	0.01	—
Issuance/reinvestment of stock at prices (below) above net asset value	(0.01)	(0.01)	(0.01)	0.01	(0.01)
Purchases of treasury stock at prices below net asset value	0.04	0.02	0.01	—	—

Net increase (decrease) in net assets	(1.96)	(0.32)	0.95	0.23	(0.27)

Net asset value, end of year	$8.21	$10.17	$10.49	$9.54	$9.31

Market price, end of year	$6.96	$9.40	$8.20	$9.33	$10.06

Total return(1)	(18.10)%	26.52%	(2.18)%	3.56%	38.02%
Ratios / Supplemental Data:
Ratio of operating expenses to average net assets(2)	6.97%	3.81%	8.18%	8.78%	7.28%
Ratio of interest and debt related expenses to average net assets	2.48%	3.09%	3.38%	3.29%	3.13%

Ratio of total expenses to average net assets(3)	9.45%	6.90%	11.56%	12.07%	10.41%
Ratio of net investment income to average net assets	8.06%	9.57%	6.93%	6.85%	10.41%
Net assets, end of year	$596,320,369	$753,752,615	$781,959,168	$709,704,341	$687,379,692
Average debt outstanding	$361,314,732	$399,882,825	$409,956,985	$359,486,764	$381,451,093
Weighted average shares outstanding—basic	72,757,978	74,576,277	74,539,159	74,174,560	73,623,983
Average debt per share(4)	$4.97	$5.36	$5.50	$4.85	$5.18
Portfolio turnover	32%	26%	47%	41%	29%

Figures	may not foot due to rounding.
(1)	For the years ended December 31, 2016, 2015, 2014, 2013 and 2012, total return is based on the change in market price during the respective years. Total return calculations take into account distributions, if any, reinvested in accordance with the Company’s dividend reinvestment plan and do not reflect brokerage commissions.
(2)	Ratio excluding capital gains Incentive Fees for years ended December 31, 2016, 2015, 2014, 2013 and 2012 is 6.97%, 4.22%, 5.77%, 5.87% and 6.50%, respectively. There were no capital gains Incentive Fees for the year ended December 31, 2016.

(3)	Ratio excluding capital gains Incentive Fees for years ended December 31, 2016, 2015, 2014, 2013 and 2012 is 9.46%, 7.31%, 9.15%, 9.16% and 9.63%, respectively. There were no capital gains Incentive Fees for the year ended December 31, 2016.
(4)	Average debt per share is calculated as average debt outstanding divided by the weighted average shares outstanding during the applicable period.

12. Federal tax information

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined in accordance with GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, distributions in excess of net investment income or accumulated net realized gain (loss), as appropriate, in the period that the differences arise. The below temporary and permanent differences at December 31, 2016 and 2015 were primarily attributable to differences in the tax characterization of expenses, income recognized from partnership investments, non-deductible expenses and income recognized from investments in wholly-owned subsidiaries, which were reclassified for tax purposes.

Taxable income generally differs from the change in net assets resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation, as unrealized gains or losses are not included in taxable income until they are realized.

Book and tax basis differences relating to stockholder distributions and other permanent book and tax differences are reclassified among the Company’s capital accounts. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from GAAP.

	December 31, 2016	December 31, 2015
Paid-in capital in excess of par	$3,197	$(10,321,753)
(Increase) decrease in distributions in excess of net investment income	$(978,047)	$3,074,105
(Increase) decrease in accumulated net realized loss	$974,850	$7,247,648

The following reconciles net increase (decrease) in net assets resulting from operations to taxable income for the years ended December 31, 2016 and 2015:

	December 31, 2016	December 31, 2015
Net increase (decrease) in net assets resulting from operations	$(84,291,924)	$38,625,084
Net unrealized (appreciation) depreciation not taxable	53,748,320	158,823,485
Current year net capital (gains) losses	91,040,948	(159,771,160)
Losses recognized on prior year exchange	(6,377,901)	(5,145,172)
Other book/tax differences	(1,057,121)	42,933,450
Amortization of organizational costs	(3,804)	(3,804)

Taxable income before deductions for distributions	$53,058,518	$75,461,883

At December 31, 2016 and 2015, the components of accumulated net losses on a tax basis and a reconciliation to accumulated net losses on a book basis were as follows:

	Year ended December 31, 2016	Year ended December 31, 2015
Net unrealized appreciation (depreciation)	$(92,261,515)	$(38,513,195)
Differences between book and tax loss on investments	(28,497,613)	(28,001,958)
Capital loss carryforward	(123,978,507)	(32,920,297)
Expenses not currently deductible	(17,115)	(17,115)

Total accumulated losses—net, book basis	$(244,754,750)	$(99,452,565)

At December 31, 2016 and 2015, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	December 31, 2016	December 31, 2015
Tax cost	$1,042,134,296	$1,181,131,125
Gross unrealized appreciation	11,874,482	39,727,307
Gross unrealized depreciation	(122,885,288)	(103,861,868)

Total investments, at fair market value	$931,123,490	$1,116,996,564

At December 31, 2016, the Company had a net capital loss carryforward of $123,978,507, which can be used to offset future capital gains. If not utilized against future gains, $32,937,589 of this amount is due to expire on December 31, 2018.

The tax character of distributions declared for the years ended December 31, 2016 and 2015 were as follows:

	Year ended December 31, 2016	Year ended December 31, 2015
Ordinary income	$61,007,062	$62,606,337
Tax return of capital	—	—

Total distributions	$61,007,062	$62,606,337

Important Tax Information (Unaudited)

During the fiscal year ended December 31, 2016, the following information is provided with respect to the ordinary income distributions paid by the Company.

Qualified Dividend Income for Individuals(1)	8.37%
Dividends Qualifying for the Dividend Received Deduction for Corporations(1)	7.03%
Interest Related Dividends for Non-U.S. Residents(2)	59.45%

(1)	The Company hereby designates the percentage indicated above or the maximum amount allowable by law.
(2)	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

ASC 740-10 clarifies the accounting for income taxes by prescribing the minimum recognition threshold an uncertain tax position is required to meet before tax benefits associated with such uncertain tax position are recognized in the consolidated financial statements. Based on its analysis of its tax position, the Company has concluded that it does not have any uncertain tax positions that met the recognition or measurement criteria of ASC 740-10.

The Company files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Company’s U.S. federal income tax returns remains open for each of the four years ended December 31, 2016. The statute of limitations on the Company’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

13. Selected quarterly financial data (unaudited)

Quarter Ended	Total Investment Income	Net Investment Income	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Assets Resulting from Operations	Basic Earnings (Loss) per Common Share	Diluted Earnings (Loss) per Common Share	Net Asset Value per Common Share at End of Quarter
	(Dollars in thousands, except per share data)
December 31, 2016	$28,020	$17,082	$(14,572)	$2,510	$0.03	$0.05	$8.21
September 30, 2016	26,153	(2,131)	(36,942)	(39,073)	(0.54)	(0.54)	8.38
June 30, 2016	33,429	21,607	(31,161)	(9,554)	(0.13)	(0.13)	9.13
March 31, 2016	29,837	17,478	(55,653)	(38,175)	(0.52)	(0.52)	9.46
December 31, 2015	31,784	18,534	(39,031)	(20,496)	(0.28)	(0.22)	10.17
September 30, 2015	33,940	23,795	(2,067)	21,728	0.29	0.28	10.66
June 30, 2015	32,768	18,238	(3,500)	14,738	0.20	0.19	10.56
March 31, 2015	30,919	14,624	8,032	22,656	0.30	0.29	10.58
December 31, 2014	37,926	3,514	50,973	54,487	0.73	0.67	10.49
September 30, 2014	33,163	19,332	9,637	28,970	0.39	0.36	9.97
June 30, 2014	33,762	16,431	14,436	30,867	0.41	0.39	9.79
March 31, 2014	29,567	11,094	11,822	22,917	0.31	0.29	9.59

Amounts may not cross-foot due to rounding

14. Subsequent events

The Company has reviewed subsequent events occurring through the date that these consolidated financial statements were available to be issued, and determined that no subsequent events occurred requiring accrual or disclosure, except as disclosed below and elsewhere in these Notes to Consolidated Financial Statements.

Effective as of the end of the day on December 31, 2016, Steven F. Sterling stepped down as Chairman of the Board and Chief Executive Officer of the Company. Mr. Sterling will continue to serve on the Board and will provide services to the Company pursuant to a consulting services agreement with BlackRock, Inc. (together with certain of its affiliates, collectively “BlackRock”). The consulting services agreement expires June 30, 2017, unless terminated earlier by either party. The Board appointed Michael J. Zugay as Chief Executive Officer of the Company, effective as of January 1, 2017. Michael J. Zugay, Managing Director of BlackRock, previously served as Head of Investments for BlackRock’s US Private Capital Group, based out of BlackRock’s New York office. Mr. Zugay led the team’s underwriting and monitoring of its middle market private investments, including investments on behalf of the Company, as well as served as Vice Chairman of the US Private Capital’s investment committee. Effective January 1, 2017, he became Chairman of US Private Capital’s investment committee.

The Board appointed James E. Keenan as director to fill the newly created directorship resulting from an increase in the authorized number of directors from seven to eight members, effective as of January 1, 2017. Mr. Keenan was appointed as an interested Class III director and as the Chairman of the Board. His term will expire at the 2019 annual meeting of stockholders of the Company at which the Class III directors stand for election.

On March 7, 2017, the Company’s Board of Directors declared a distribution of $0.18 per share, payable on April 3, 2017 to stockholders of record at the close of business on March 20, 2017.

On March 7, 2017, the Company’s investment advisor, in consultation with the Company’s Board of Directors, has agreed to waive incentive fees based on income from March 7, 2017 to December 31, 2018 or approximately 21 months. The start date of the fee waiver coincides with the change to the fee calculation that was previously approved by stockholders on February 18, 2015.

$125,000,000

5.00% Convertible Notes due 2022

PROSPECTUS SUPPLEMENT

Morgan Stanley

BofA Merrill Lynch

BMO Capital Markets

Citigroup

Credit Suisse

Deutsche Bank Securities

HSBC

June 7, 2017